UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

James J. Roth

Chairman of the Board, President and Chief Executive Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2016

Annual Reports of Investment Options Offered by Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

320 PARK AVENUE

NEW YORK NY 10022-6839

February 2017

As a valued variable annuity owner, variable life insurance policyholder or participant in a group variable annuity, we are pleased to provide you with the annual fund reports for the investment options you have selected. Included in this booklet are the annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investments options, you will receive annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio’s performance as of December 31, 2016. Please note that portfolio performance does not take into account the fees charged by the annuity contract or life insurance policy. When viewed net of these contract fees, your performance will be lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for more than 70 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to offering plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and the personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you will find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*	While these ratings do not apply to the safety or investment performance of the Separate Account investment funds available under Mutual of America’s products, they do reflect the Company’s ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

DECEMBER 31, 2016

Annual Reports of Mutual of America Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the year ended December 31, 2016.

Over the last few months, markets have gone through rapid and dramatic changes. The 10-Year U.S. Treasury bond yield has jumped over 120 basis points since its 2016 low of 1.37% on July 6th, with 75 basis points of that move since the election on November 8th. The U.S. dollar has advanced 11% since its 2016 low on May 3rd, 5% of which came after the election. Crude oil prices are up 39% since the year low on January 21st, 15% of which came since the election. The CRB Index, which tracks oil and natural gas, metals, and agricultural commodities, is up 24% since its low in early September, and 9% since the election. And the S&P 500® Index is up 24% since closing at a year low on February 11th, 9% since the election. The Russell Small Cap and Mid-Cap Indexes have done even better. Few foreign markets have fared as well except those with high commodity exposure that have recovered after severe collapses, such as Russia, Brazil, Peru and Canada. All statistics are as of December 31, 2016.

In short, all asset classes have advanced substantially over the course of the year and accelerated following the election. There are two explanations. The first is that investors correctly anticipated improving economic conditions over the past several months, and have gone on to interpret President Trump’s agenda to be very beneficial to future economic growth and corporate profits. The improvement in the economic data is fact, as documented below. However, most of the key proposals of the Trump administration on which investors have focused, namely tax cuts and reform, infrastructure spending and deregulation, especially of the financial and environmentally sensitive sectors, will require legislation, which, even with Republican majorities in both houses of Congress, will take time and will likely require compromise. At the same time, President Trump’s protectionist promises are considered by most commentators to be negative for the economy. During the first few days in office, the President withdrew the U.S. from the Trans Pacific Partnership agreement, has plans to meet with the president of Mexico and Prime Minister of Canada to discuss renegotiating the North Atlantic Free Trade Agreement (NAFTA), and has stated that re-importation of any U.S. manufactured goods abroad will face high tariffs.

The improvement in the domestic economic fundamentals is indisputable. Gross Domestic Product (GDP) registered 3.5% at an annualized rate for the third quarter, up from 1.4% in the second quarter and 0.8% in the first. The initial report on fourth quarter GDP came in at 1.9%, a bit below consensus of 2.2%, but in line with the average over the last seven years. The unemployment rate as of December was 4.7%, down from the 5.0% level through most of 2016, and approaching the lows of the last two expansions. Unemployment claims have been running at historical lows, job cuts are down, and voluntary job quits, a measure of worker confidence, are up. Auto sales and new home sales have plateaued at cycle highs, but housing starts and permits, as well as existing home sales have improved recently. Retail sales have been firming over the past few months, supported by improving wages and personal income increases. And the savings rate, as well as lower gas and oil prices versus last year, provide some incremental spending power to the consumer. Consumer confidence has also showed strong recent improvement.

Even the manufacturing front, which has been the weak link during most of this extended recovery, has firmed substantially both domestically and globally. Small business confidence is up. This is important because most jobs are generated by small businesses in this country. Almost all domestic regional manufacturing surveys have registered strong improvement. The Institute of Supply Management (ISM) Purchasing Managers Surveys (PMI) are showing acceleration in most economies across the globe. The same is true for most Leading Indicators, a measure of future growth. The Economic Cycle Research Institute’s Weekly Leading Index has reached a cycle high, indicating a positive economic outlook. The Citi Economic Surprise Index, a measure of how economic data compare with expectations, has shown acceleration since mid-year. This series has a very strong historical correlation with S&P® Index price moves. Even Non-Farm Productivity registered a positive 3.1% advance after several negative quarters.

On the inflation front, inflation expectations have been rising as indicated by the recent increasing spread between Treasury bonds and Treasury Inflation Protected bonds (TIPs). The most recent reading of the Consumer Price Index (CPI) exclusive of food and energy, referred to as Core CPI, was 2.1%, in line with the Federal Reserve’s target goal. Similarly, the Producer Price Index (PPI), also exclusive of food, energy, as well as trade, an index of inflation within the manufacturing sectors and a driver of ultimate consumer prices, most recently registered 1.8%, up from 1.6% in the prior period.

In response, The Federal Reserve (Fed) just raised the Fed Funds Rate 25 basis points to a range of 0.50% to 0.75%, the first increase since December 2015. Recall that the reason for the stock market’s meltdown and the bond market’s dramatic yield drop at the beginning of the year was the Fed’s signaling in early January three to four additional 25 basis point increases for 2016. The markets’ reaction expressed the belief by investors that if the Fed were to do so, the result would be recession. Subsequent economic data soon made it apparent that the economy was already deteriorating. As mentioned, first quarter GDP came in at a very weak 0.8%, well below the 2.0% average maintained over the prior four years. In late January and early February, the Fed began to aggressively back away from its hawkish bent, and markets began to reverse immediately. However, it took until the second half for the economic data to show signs of improvement before markets recovered to beginning of year levels, and to move on to new highs following the November election for the reasons discussed earlier.

It is our belief that the market’s positive response to the tax, infrastructure and deregulatory components of the President’s campaign proposals is premature. It also ignores the potential negative consequences of his protectionist policies, especially threats to raise tariff rates on imports of products manufactured abroad where labor costs are much lower, with particular focus on American products manufactured outside the United States. Such an action would almost assuredly lead to retaliation in kind which in turn would undermine global trade and thus global growth.

Let’s take a look at the tax proposal. First, President Trump’s plan, so far as we can tell at this time given the limited information provided to date, is different in many ways from the other Republican proposals already being advanced within Congress, most particularly Paul Ryan’s. This means compromise will be required, as well as the likelihood that any final plan will differ, perhaps substantially, from either Paul Ryan’s or the President’s plan to which investors seem to be so enthusiastically responding. Second, investors do not seem to be totally clear as to whether the plan that ends up being sponsored will propose only tax cuts, or will involve wholesale tax reform. A pure tax cut proposal may be more difficult to pass because it would not be deficit neutral and therefore would require sixty votes to break a likely Democratic filibuster and allow a vote on the bill. Senate rules allow tax issues to pass with a majority vote through a process called “budget reconciliation” only when the law is deficit neutral, which tax cuts by definition would not be. Tax reform that is deficit neutral would qualify under this budget resolution rule, but would take much longer to negotiate and implement. Stock prices seem to reflect a belief by investors that tax reduction, whether through tax cuts or reform would be quickly forthcoming after President Trump assumed office, which is by no means a certainty.

With regard to infrastructure spending, during the campaign, President Trump pledged a program to spend $1 trillion over ten years. Given U.S. debt currently running at nearly 80% of GDP, it may be difficult to get the support of many Republicans, who have been staunchly fiscally conservative, consistently resisting or blocking Democratic spending proposals and tax increases to pay for them. This means that the President may very well have to negotiate, or “make a deal” with his own party despite its control of both houses of Congress. The same goes for many of the President’s other proposals. In addition, infrastructure spending requires specific “shovel ready” projects and a sufficient labor pool to implement them. There are few such projects, and there are already too few workers to fill existing job openings, to say nothing about the availability of people willing to do that kind of work. Stagnation and even reversal in immigration growth, especially from Mexico and other Central and South American countries where the manual labor pool has come from over the past thirty years, exacerbates the situation.

Deregulation, as is the case with tax reform, will take time, except perhaps for environmental regulations, many of which have been implemented by executive orders issued by President Obama. These can be eliminated by President Trump with the stroke of a pen. But financial deregulation will require overhauling the Dodd-Frank law, a lengthy, complex piece of legislation with an already entrenched bureaucracy. In addition, many Dodd-Frank regulations should probably remain intact. After all, it is evident with hindsight that financial deregulation during the Clinton and Bush administrations had no small part in leading to the housing market collapse that spawned the Great Recession. The repeal of the Glass-Steagall Act of 1933, which separated commercial from investment banking because of implicit conflict of interest, is now generally thought to have been one of the leading causes of excessive bank leverage and reckless lending, to say nothing of the profligate creation and marketing of increasingly exotic and risky investment vehicles such as collateralized debt obligations (CDO’s), especially the class of CDO’s called collateralized mortgage obligations (CMO’s). The so-called Volker Rule incorporated into Dodd-Frank essentially reestablished constraints on the investment banks of today. Unravelling parts of Dodd-Frank without eliminating those that serve as necessary constraints on bad acting will be a tedious, difficult, and drawn out process.

The robust market rally at the end of last year, characterized by almost daily all-time highs, has stretched stock valuations toward historic upper bounds. Analysts and strategists are beginning to raise earnings estimates, some extremely aggressively, which will make valuations seem more reasonable. However, the point of these comments is to point out that, in our opinion, a large part of the recent market ebullience is based on expectations regarding proposed policy changes of a Presidential administration that has only recently been installed. Moreover, as discussed, policy proposals are just that — proposals, not legislative fact.

Finally, this entire economic expansion since 2009 has been characterized by oscillations in economic growth prospects and a sub-par, sub-optimal average economic growth rate of 2%. If the pattern holds, the recent strength will recede and fears of a recession will reassert themselves. Markets would almost assuredly retrench in response. The recent rise in the dollar and interest rates are both potential restraints on economic growth and earnings and could derail the recovery if the increases continue.

We would like to be less cautious and more confident in the sustainability of the recent acceleration in economic growth, as well as prospects for quick implementation of growth enhancing policy proposals. We hope we are being overly conservative. But years of experience, and a solid knowledge of the history of economics and markets counsels skepticism that this time is different. GDP growth of 2% with sequential up and down periods looking ahead remains our base case. In the long run, an extended cycle without excesses is, after all, not necessarily a bad thing. We’d rather have sustained compounded low growth than a short-lived dramatic blow-off followed by a collapse. We’d rather continue to accrue wealth for a long period of time than to become wealthy then poor in quick succession.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2016

Equity Index Fund	+11.80%
All America Fund	+11.49%
Small Cap Value Fund	+20.04%
Small Cap Growth Fund	+ 8.10%
Mid Cap Value Fund	+16.18%
Mid-Cap Equity Index Fund	+20.51%
International Fund	+ 1.69%
Composite Fund	+ 7.92%
Retirement Income Fund	+ 6.18%
2010 Retirement Fund	+ 6.87%
2015 Retirement Fund	+ 7.72%
2020 Retirement Fund	+ 8.57%
2025 Retirement Fund	+ 9.84%
2030 Retirement Fund	+10.73%
2035 Retirement Fund	+11.43%
2040 Retirement Fund	+11.66%
2045 Retirement Fund	+11.68%
2050 Retirement Fund	+11.78%
2055 Retirement Fund†	+ 4.01%
Conservative Allocation Fund	+ 6.71%
Moderate Allocation Fund	+ 9.08%
Aggressive Allocation Fund	+10.86%
Money Market Fund	+ 0.14%
Mid-Term Bond Fund	+ 3.51%
Bond Fund	+ 4.71%

†	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the year ended December 31, 2016, compared with its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund and the 2055 Retirement Fund) which illustrates each Fund’s respective:

●	Historical total return achieved over specific periods, expressed as an average annual rate and as a cumulative rate;

●	Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

●	Historical performance compared to an appropriate index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

James J. Roth

Chairman of the Board, President

and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

Standard & Poor’s®, S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc.

EQUITY INDEX FUND

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the year ended December 31, 2016, was 11.96% before expenses and 11.80% after expenses, in line with the benchmark return of 11.96%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Equity Index Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,179	11.80%	11.80%
5 Years	$19,662	96.62%	14.50%
10 Years	$19,183	91.83%	6.74%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
10 Years	$19,567	95.67%	6.95%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund has been approximately 60% passively invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% large capitalization stocks and 20% small cap stocks. Beginning July 1, 2016, the actively managed portfolio shifted to mid-cap stocks from large cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the year ended December 31, 2016, the S&P 500 of large capitalization stocks increased by 11.96% on a total return basis, while the Russell® Midcap Core Index was up 13.80% and the Russell Midcap Value Index was up 20.00%. The Russell 2000® Growth Index advanced 11.32% and the Russell 2000® Value Index was up 31.74%.

The All America Fund’s return for the year ended December 31, 2016, before expenses was 12.08% and 11.49% after expenses versus the benchmark return of 11.96% The modest outperformance of the Fund was the result of the outperformance of the benchmark by the Midcap and Small Cap Value components of the Fund.

GROWTH OF A $10,000 INVESTMENT

All America Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,150	11.49%	11.49%
5 Years	$18,779	87.79%	13.45%
10 Years	$18,688	86.88%	6.46%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
10 Years	$19,567	95.67%	6.95%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2016, the Small Cap Value Fund returned 21.03% before expenses and 20.04% after expenses versus a 31.74% return for the Russell 2000® Value Index. Within the benchmark, the best performing sectors were Basic Materials and Utilities while the worst performing sectors were Retail and Health Care.

Stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Fund performance included Retail and Insurance, while sectors detracting from Fund performance included Industrials and Basic Materials.

GROWTH OF A $10,000 INVESTMENT

Small Cap Value Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,004	20.04%	20.04%
5 Years	$18,218	82.18%	12.76%
10 Years	$20,350	103.50%	7.37%

Russell 2000 Value Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$13,174	31.74%	31.74%
5 Years	$20,174	101.74%	15.07%
10 Years	$18,353	83.53%	6.26%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned 8.99% before expenses and 8.10% after expenses during the year ended December 31, 2016 The Fund’s benchmark, the Russell 2000® Growth Index, returned 11.32% for the period.

The domestic small company growth sector outperformed the domestic large and mid-cap growth equity classes. Health Care, which has been one of the best drivers of performance over the last several years in small cap growth as well as many other asset classes, declined almost 10% for the year in the Russell 2000 Growth Index. This negative return was mostly due to the biotechnology and pharmaceutical industries. Health Care was the economic sector that had a negative return for the year.

The growth style of investing struggled with its large exposure to Health Care, Information Technology and Consumer Discretionary sectors. In addition, the small cap growth equity class has little representation in Energy and Materials, which were two of the best performing sectors during calendar year 2016.

Investors in the small company fund benefitted from strong performance in Telecommunications Services, Financials and the Utility sectors. The Information Technology sector detracted from the overall return of the Fund. Poor stock selection in Software was the main drag.

With higher short-term interest rates and the expectation of rising domestic economic growth following the Presidential election, investors drove the prices of stocks in the economically sensitive areas including Materials, Energy and Financials. We expect macro events will continue to play an outsized role in the financial markets with reactions from investors happening in increasing short periods of time.

GROWTH OF A $10,000 INVESTMENT

Small Cap Growth Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,811	8.10%	8.10%
5 Years	$16,635	66.35%	10.71%
10 Years	$19,001	90.01%	6.63%

Russell 2000 Growth Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,132	11.32%	11.32%
5 Years	$19,036	90.36%	13.74%
10 Years	$21,108	111.08%	7.76%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2016, the Mid Cap Value Fund returned 16.95% before expenses and 16.18% after expenses versus a 20.00% return for the Russell Midcap® Value Index. Within the benchmark, the best performing sectors were Basic Materials and Utilities while the worst performing sectors were Finance and Retail.

Stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Consumer Cyclical and Consumer Staples, while sectors detracting from Fund performance included Energy and Basic Materials.

GROWTH OF A $10,000 INVESTMENT

Mid Cap Value Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,617	16.18%	16.18%
5 Years	$18,130	81.30%	12.64%
10 Years	$17,960	79.60%	6.03%

Russell Mid Cap Value Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,000	20.00%	20.00%
5 Years	$20,737	107.37%	15.70%
10 Years	$20,779	107.79%	7.59%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Fund’s performance for the year ended December 31, 2016, was 20.69% before expenses and 20.51% after expenses, finishing slightly below the 20.74% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Mid-Cap Equity Index Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,050	20.51%	20.51%
5 Years	$20,243	102.43%	15.17%
10 Years	$23,499	134.99%	8.93%

S & P MidCap 400 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,074	20.74%	20.74%
5 Years	$20,402	104.02%	15.33%
10 Years	$24,019	140.19%	9.16%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

INTERNATIONAL FUND

The International Fund seeks capital appreciation by investing, directly or indirectly, mainly in exchange traded funds that invest in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Fund also has invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries.

For the year ended December 31 2016, the International Fund returned 1.82% before expenses and 1.69% after expenses, outperforming the 1.0% return of the benchmark. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences.

GROWTH OF A $10,000 INVESTMENT

International Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,169	1.69%	1.69%
5 Years	$13,586	35.86%	6.33%
Since 11/5/07 (Inception)	$9,372	-6.28%	-0.71%

MSCI EAFE Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,100	1.00%	1.00%
5 Years	$13,723	37.23%	6.53%
Since 11/5/07 (Inception)	$9,431	-5.69%	-0.64%

The line representing the performance return of the International Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

COMPOSITE FUND

The Composite Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The primary investment objective of the fixed income portion of the fund is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed bonds, all of which normally yield more than U.S. Treasury issues.

For the year ended December 31, 2016, the fixed income portion of the Fund had a total return of 3.94% before expenses. This compares favorably to the Bloomberg Barclays Aggregate Bond Index, which returned 2.65%. The fixed income portion of the Fund focused on income and capital preservation

The fixed income markets produced positive returns in 2016. U.S. Treasury rates, which fell for much of the first six months of the year before reversing course, finished 2016 slightly higher than where they began. The yield curve steepened as yields on long-dated U.S. Treasuries rose a little more than those of short-dated U.S. Treasuries. Two-year U.S. Treasury Notes yielded 1.19% on December 30, 2016, up from 1.05% at the end of 2015. Yields on ten-year Notes rose from 2.27% at 2015 year-end to 2.44% on December 31.

High-grade corporate bond spreads tightened from 172 basis points at the end of 2015 to 127 on December 31. This action helped corporates deliver a return more than double that of the benchmark and the strongest return for the sector relative to U.S. Treasuries since 2012. BBB-rated corporates bested higher rated corporates with a better than 8% return versus the 4.65% return of A-rated corporates. Our decision to maintain our exposure in Energy, Metals and Mining securities was rewarded as those sectors produced double-digit returns in 2016.

The fixed income portion of the Fund’s strategy is to overweight corporates, underweight U.S. Treasuries, and market weight mortgage-backed securities. The portfolio’s objective is to maintain a similar maturity profile to the Bloomberg Barclays Aggregate Bond Index with an overweighting of BBB issuers. To achieve the duration target, intermediate corporate maturities and longer U.S. Treasury maturities are emphasized. The Fund also stresses diversification in order to protect the Fund from unexpected credit events, so few holdings exceed one-half of one percent of the Fund’s value. This extreme diversification will be maintained going forward as part of our risk control.

For the year ended December 31, 2016, the equity portion of the Fund had a total return of 11.84% (before expenses), underperforming the S&P 500® Index (S&P 500) by 0.12%. The positive performance of the S&P 500 for 2016 obscures the volatility of the year. For the six weeks of 2016, the S&P 500 rapidly declined 11% as concerns about U.S. and global growth, a slowing Chinese economy, questions about the direction of oil prices and the U.S. dollar, worries about when and at what pace the Federal Reserve would continue to raise policy rates, a spreading Middle Eastern war spearheaded by the avowed terrorist group ISIS, and anxiety over the June 23rd vote in the United Kingdom to stay in or leave the European Union, with a leave vote portending a potential breakup of the European Union. The majority of the growth in the S&P 500 came subsequent to the Presidential election in November 2016.

The equity portion of the Composite Fund maintains sector weights within plus or minus 100 basis points of the S&P 500 and does not take positions in individual stocks with over-weights of more than 200 basis points. This structural discipline produces a relatively low-risk portfolio that emphasizes stock selection based on strong fundamental analysis.

The full year 2016 was characterized by a wide dispersion in sector performance (28 percentage points between the top and bottom sector) such that outperformance required over-weights in sectors outperforming the benchmark and underweights in underperforming sectors. Our investment style precludes such an investment posture.

GROWTH OF A $10,000 INVESTMENT

Composite Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,793	7.92%	7.92%
5 Years	$15,421	54.21%	9.06%
10 Years	$17,239	72.39%	5.60%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
10 Years	$19,567	95.67%	6.95%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
10 Years	$15,299	52.99%	4.34%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,027	0.27%	0.27%
5 Years	$10,045	0.45%	0.09%
10 Years	$10,750	7.50%	0.73%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not. Past performance is not indicative of future results.

RETIREMENT INCOME FUND

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 40% in the Mid-Term Bond Funds and 5% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund).

Performance for the Retirement Income Fund is compared to the Bloomberg Barclays Aggregate Bond Index (70% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2016, the Fund returned 6.28% before expenses and 6.18% after expenses, versus a 4.84% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Retirement Income Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,616	6.18%	6.18%
5 Years	$13,077	30.77%	5.52%
Since 11/5/07 (Inception)	$15,707	57.07%	5.06%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
Since 11/5/07 (Inception)	$18,199	81.99%	6.76%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
Since 11/5/07 (Inception)	$14,507	45.07%	4.15%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,027	0.27%	0.27%
5 Years	$10,045	0.45%	0.09%
Since 11/5/07 (Inception)	$10,329	3.29%	0.36%

The line representing the performance return of the Retirement Income Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2010 RETIREMENT FUND

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 67% of net assets in fixed-income funds (approximately 26% in the Bond Fund, 36% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 33% of net assets in equity funds (23% in the Equity Index Fund, 7% in the Mid-Cap Equity Index Fund and 3% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2010 Retirement Fund is compared to the Bloomberg Barclays Aggregate Bond Index (62% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (33% weighting). For the year ended December 31, 2016, the Fund returned 6.92% before expenses and 6.87% after expenses, versus a 5.58% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2010 Retirement Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,687	6.87%	6.87%
5 Years	$14,067	40.67%	7.08%
Since 11/5/07 (Inception)	$15,864	58.64%	5.17%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
Since 11/5/07 (Inception)	$18,199	81.99%	6.76%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
Since 11/5/07 (Inception)	$14,507	45.07%	4.15%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,027	0.27%	0.27%
5 Years	$10,045	0.45%	0.09%
Since 11/5/07 (Inception)	$10,329	3.29%	0.36%

The line representing the performance return of the 2010 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2015 RETIREMENT FUND

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 57% of net assets in fixed-income funds (26% in the Bond Fund and 31% in the Mid-Term Bond Fund) and approximately 43% of net assets in equity funds (approximately 26% in the Equity Index Fund, 9% in the Mid-Cap Equity Index Fund, 6% in the International Fund and 1% each in the Small Cap Growth and Small Cap Value Funds) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2015 Retirement Fund is compared to the S&P 500® Index (43% weighting) and the Bloomberg Barclays Aggregate Bond Index (57% weighting). For the year ended December 31, 2016, the Fund returned 7.81% before expenses and 7.72% after expenses, versus a 6.63% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2015 Retirement Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,772	7.72%	7.72%
5 Years	$14,691	46.91%	8.01%
Since 11/5/07 (Inception)	$15,945	59.45%	5.23%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
Since 11/5/07 (Inception)	$18,199	81.99%	6.76%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
Since 11/5/07 (Inception)	$14,507	45.07%	4.15%

The line representing the performance return of the 2015 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2020 RETIREMENT FUND

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 53% of net assets in equity funds (approximately 30% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 8% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 47% of net assets in fixed-income funds (26% in the Bond Fund and 21% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (53% weighting) and the Bloomberg Barclays Aggregate Bond Index (47% weighting). For the year ended December 31, 2016 the Fund returned 8.65% before expenses and 8.57% after expenses, versus a 7.56% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2020 Retirement Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,856	8.57%	8.57%
5 Years	$15,345	53.45%	8.96%
Since 11/5/07 (Inception)	$16,192	61.92%	5.41%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
Since 11/5/07 (Inception)	$18,199	81.99%	6.76%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
Since 11/5/07 (Inception)	$14,507	45.07%	4.15%

The line representing the performance return of the 2020 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2025 RETIREMENT FUND

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 65% of net assets in equity funds (approximately 35% in the Equity Index Fund, 14% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 3% each in the Small Cap Growth and Small Cap Value Funds) and approximately 35% of net assets in fixed-income funds (25% in the Bond Fund and 10% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (65% weighting) and the Bloomberg Barclays Aggregate Bond Index (35% weighting). For the year ended December 31, 2016 the Fund returned 9.92% before expenses and 9.84% after expenses, versus an 8.68% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2025 Retirement Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,983	9.84%	9.84%
5 Years	$16,202	62.02%	10.15%
Since 11/5/07 (Inception)	$16,594	65.94%	5.69%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
Since 11/5/07 (Inception)	$18,199	81.99%	6.76%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
Since 11/5/07 (Inception)	$14,507	45.07%	4.15%

The line representing the performance return of the 2025 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2030 RETIREMENT FUND

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in equity funds (approximately 37% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 11% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 25% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (75% weighting) and the Bloomberg Barclays Aggregate Bond Index (25% weighting). For the year ended December 31, 2016, the Fund returned 10.81% before expenses and 10.73% after expenses, versus a 9.62% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2030 Retirement Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,071	10.73%	10.73%
5 Years	$16,851	68.51%	11.02%
Since 11/5/07 (Inception)	$17,060	70.60%	6.01%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
Since 11/5/07 (Inception)	$18,199	81.99%	6.76%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
Since 11/5/07 (Inception)	$14,507	45.07%	4.15%

The line representing the performance return of the 2030 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2035 RETIREMENT FUND

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 83% of net assets in equity funds (approximately 38% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 13% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 17% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (83% weighting) and the Bloomberg Barclays Aggregate Bond Index (17% weighting). For the year ended December 31, 2016, the Fund returned 11.51% before expenses and 11.43% after expenses, versus a 10.37% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2035 Retirement Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,142	11.43%	11.43%
5 Years	$17,309	73.09%	11.62%
Since 11/5/07 (Inception)	$16,912	69.12%	5.91%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
Since 11/5/07 (Inception)	$18,199	81.99%	6.76%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
Since 11/5/07 (Inception)	$14,507	45.07%	4.15%

The line representing the performance return of the 2035 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2040 RETIREMENT FUND

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 86% of net assets in equity funds (approximately 36% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 14% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (86% weighting) and the Bloomberg Barclays Aggregate Bond Index (14% weighting). For the year ended December 31, 2016, the Fund returned 11.74% before expenses and 11.66% after expenses, versus a 10.65% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2040 Retirement Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,165	11.66%	11.66%
5 Years	$17,424	74.24%	11.77%
Since 11/5/07 (Inception)	$17,048	70.48%	6.01%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
Since 11/5/07 (Inception)	$18,199	81.99%	6.76%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
Since 11/5/07 (Inception)	$14,507	45.07%	4.15%

The line representing the performance return of the 2040 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2045 RETIREMENT FUND

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 88% of net assets in equity funds (approximately 33% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 15% in the International Fund and 9% each in the Small Cap Growth and Small Cap Value Funds) and approximately 12% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (88% weighting) and the Bloomberg Barclays Aggregate Bond Index (12% weighting). For the year ended December 31, 2016, the Fund returned 11.76% before expenses and 11.68% after expenses, versus a 10.83% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2045 Retirement Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,167	11.68%	11.68%
5 Years	$17,404	74.04%	11.74%
Since 11/5/07 (Inception)	$16,925	69.25%	5.92%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
Since 11/5/07 (Inception)	$18,199	81.99%	6.76%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
Since 11/5/07 (Inception)	$14,507	45.07%	4.15%

The line representing the performance return of the 2045 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2050 RETIREMENT FUND

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 90% of net assets in equity funds (approximately 32% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 16% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 10% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Bloomberg Barclays Aggregate Bond Index (10% weighting). For the year ended December 31, 2016, the Fund returned 11.87% before expenses and 11.78% after expenses, versus an 11.02% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2050 Retirement Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,177	11.78%	11.78%
Since 10/1/12 (Inception)	$15,516	55.16%	10.91%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
Since 10/1/12 (Inception)	$17,019	70.19%	13.32%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
Since 10/1/12 (Inception)	$10,739	7.39%	1.69%

The line representing the performance return of the 2050 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2055 RETIREMENT FUND

The objective of the 2055 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The 2055 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 92% of net assets in equity funds (approximately 30% in the Equity Index Fund, 23% in the Mid-Cap Equity Index Fund, 17% in the International Fund and 11% each in the Small Cap Growth and Small Cap Value Funds) and approximately 8% of net assets in the Bond Fund.

Performance for the 2055 Retirement Fund is compared to the S&P 500® Index (92% weighting) and the Bloomberg Barclays Aggregate Bond Index (8% weighting). For the period October 1, 2016 (commencement of operations) through December 31, 2016, the Fund returned 4.02% before expenses and 4.01% after expenses, versus a 3.28% return in the weighted benchmark.

Since the Fund has been in operation for less than six months, no graphical depiction of performance is being presented at this time.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund).

Performance for the Conservative Allocation Fund is compared to the Bloomberg Barclays Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the year ended December 31, 2016, the Conservative Allocation Fund returned 6.74% before expenses and 6.71% after expenses, versus a 5.89% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Conservative Allocation Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,671	6.71%	6.71%
5 Years	$13,179	31.79%	5.69%
10 Years	$16,896	68.96%	5.39%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
10 Years	$19,567	95.67%	6.95%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
10 Years	$15,299	52.99%	4.34%

The line representing the performance return of the Conservative Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Bloomberg Barclays Aggregate Bond Index (40% weighting). For the year ended December 31, 2016, the Moderate Allocation Fund returned 9.10% before expenses and 9.08% after expenses, versus an 8.21% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Moderate Allocation Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,908	9.08%	9.08%
5 Years	$15,094	50.94%	8.60%
10 Years	$18,387	83.87%	6.29%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
10 Years	$19,567	95.67%	6.95%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
10 Years	$15,299	52.99%	4.34%

The line representing the performance return of the Moderate Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Value Fund, 5% in the Small Cap Growth Fund and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Bloomberg Barclays Aggregate Bond Index (20% weighting). For the year ended December 31, 2016, the Aggressive Allocation Fund returned 10.88% before expenses and 10.86% after expenses, versus a 10.08% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Aggressive Allocation Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,088	10.86%	10.86%
5 Years	$16,749	67.49%	10.88%
10 Years	$19,087	90.87%	6.69%

S & P 500 Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,196	11.96%	11.96%
5 Years	$19,817	98.17%	14.66%
10 Years	$19,567	95.67%	6.95%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
10 Years	$15,299	52.99%	4.34%

The line representing the performance return of the Aggressive Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MONEY MARKET FUND

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the year ended December 31, 2016, the Money Market Fund returned 0.42% before expenses and 0.14% after expenses, compared to a 0.27% return for the Citigroup 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

The Federal Reserve (“Fed”) governors raised the Fed Funds target range to 0.50%-0.75%, an increase of 25 basis points, at the December 2016 meeting. This was the first change in the target since December of last year. Following the meeting, the Fed released its summary of its economic projections. One of those projections includes the expectations by the Fed governors of where the Fed Funds rate will be at the end of each of the next three years. The 2017 “dot-plot” suggests three increases this year to the 1.25%-1.50% area. The market, per the Fed Funds futures contracts, is pricing in only two increases.

The Fund’s strategy will continue to focus on quality, liquidity, and maintaining a relatively short weighted average maturity in light of the uncertainty of the path of interest rates. At year-end, the fund held 24% U.S. Treasury bills, 15% U.S. agency discount notes and the remainder in commercial paper. The average maturity was 24.7 days.

The seven-day effective yield as of February 14, 2017, was 0.37%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Fund.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Mid-Term Bond Fund primarily invests in corporate and U.S. government agency securities, which typically yield more than U.S. Treasury issues.

During 2016, the Mid-Term Bond Fund emphasized corporate issues, particularly BBB-rated bonds, in order to capture incremental income. The Fund will continue to focus on income, rather than market volatility, to achieve superior returns over market cycles. In addition, the Fund’s corporate positions will remain highly diversified in order to shield the portfolio from any credit risks. The objective of the Fund is to maintain a maturity profile similar to the Bloomberg Barclays Intermediate Government/Credit Bond Index.

For the year ended December 31, 2016, the Mid-Term Bond Fund returned 3.99% before expenses and 3.51% after expenses versus a 2.08% return of the Bloomberg Barclays Intermediate Government/Credit Bond Index during the same period. The Fund’s continuing emphasis on higher-yielding corporate issues was a major contributor to its outperformance.

GROWTH OF A $10,000 INVESTMENT

Mid-Term Bond Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,351	3.51%	3.51%
5 Years	$11,047	10.47%	2.01%
10 Years	$15,254	52.54%	4.32%

Bloomberg Barclays Intermediate Government/Credit Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,208	2.08%	2.08%
5 Years	$10,957	9.57%	1.85%
10 Years	$14,580	45.80%	3.84%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND FUND

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. It does this by investing primarily in investment grade publicly traded debt securities. A secondary objective is preservation of capital. The securities held by the Bond Fund include corporate, U.S. agency and mortgage-backed bonds, all of which normally yield more than U.S. Treasury issues.

The Bond Fund’s strategy is to overweight corporate bonds, underweight U.S. Treasuries, and market weight mortgage-backed securities. The portfolio’s aim is to maintain a similar maturity profile to the benchmark, the Bloomberg Barclays Aggregate Bond Index (the Aggregate) with an overweighting of BBB issuers. To achieve the duration target of approximately 90% of the benchmark, intermediate corporate and longer U.S. Treasury maturities are emphasized. The Bond Fund also stresses diversification in order to protect the Fund from unexpected credit events, so few corporate holdings exceed one-half of one percent of the Fund’s value. This extreme diversification will be maintained going forward as part of our risk control.

The fixed income markets produced positive returns in 2016. The Aggregate returned 2.65% for the year. U.S. Treasury rates, which fell for much of the first six months of the year before reversing course, finished 2016 slightly higher than where they began. The yield curve steepened as yields on long-dated U.S. Treasuries rose a little more than those of short-dated U.S. Treasuries. Two-year U.S. Treasury Notes yielded 1.19% on December 31, 2016, up from 1.05% at the end of 2015. Yields on ten-year Notes rose from 2.27% at 2015 year-end to 2.44% on December 31.

High-grade corporate bond spreads tightened from 172 basis points at the end of 2015 to 127 on December 31. This action helped corporates deliver a return more than double that of the benchmark and the strongest return for the sector relative to U.S. Treasuries since 2012. BBB-rated corporates bested higher rated corporates with a better than 8% return versus the 4.65% return of A-rated corporates. Our decision to maintain our exposure in Energy, Metals and Mining securities was rewarded as those sectors produced double-digit returns in 2016.

For 2016, the Bond Fund returned 5.18% before expenses and 4.71% after expenses, versus a 2.65% return of the Bloomberg Barclays Aggregate Bond Index. The Fund’s relative outperformance was driven primarily by its’ overweight position in corporate bonds in particular, BBB-rated industrial bonds.

GROWTH OF A $10,000 INVESTMENT

Bond Fund
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,472	4.71%	4.71%
5 Years	$11,709	17.09%	3.23%
10 Years	$16,124	61.24%	4.88%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2016	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,265	2.65%	2.65%
5 Years	$11,167	11.67%	2.23%
10 Years	$15,299	52.99%	4.34%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2016 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2016 (Unaudited) (Continued)

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

2020 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2016 (Unaudited) (Continued)

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2016 (Unaudited) (Continued)

2055 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2016 (Unaudited) (Continued)

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Funds’ Adviser, has contractually agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This contractual obligation remains in effect through April 30, 2017 and will continue for succeeding 12 month periods ending April 30th unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2016 and held for the entire period ending December 31, 2016 under the expense reimbursement agreement in effect during that period as described above.

The estimate of expenses does not include fees and charges associated with your variable annuity contract or variable life insurance policy. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Investment Corporation does not charge.

Equity Index Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,078.26	$0.73
Hypothetical (5% return before expenses)	$1,000.00	$1,024.11	$0.71

*	Expenses are equal to the Fund’s annual expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,088.34	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.69

*	Expenses are equal to the Fund’s annual expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Small Cap Value Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,162.71	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.17

*	Expenses are equal to the Fund’s annual expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,095.35	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.17

*	Expenses are equal to the Fund’s annual expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Mid Cap Value Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,113.03	$3.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.35

*	Expenses are equal to the Fund’s annual expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Cap Equity Index Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,118.94	$0.80
Hypothetical (5% return before expenses)	$1,000.00	$1,024.06	$0.76

*	Expenses are equal to the Fund’s annual expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

International Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,042.01	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.03	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,045.82	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.64

*	Expenses are equal to the Fund’s annual expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Retirement Income Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,013.58	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.34

*	Expenses are equal to the Fund’s annual expense ratio of 0.46% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2010 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,022.08	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.82	$1.98

*	Expenses are equal to the Fund’s annual expense ratio of 0.39% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2015 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,030.95	$2.09
Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.08

*	Expenses are equal to the Fund’s annual expense ratio of 0.41% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,041.82	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.88	$1.93

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2025 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,054.77	$1.81
Hypothetical (5% return before expenses)	$1,000.00	$1,023.03	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2030 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,064.27	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,023.03	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2035 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,073.35	$1.77
Hypothetical (5% return before expenses)	$1,000.00	$1,023.08	$1.73

*	Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,077.84	$1.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.98	$1.83

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2045 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,080.59	$1.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.98	$1.83

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2050 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,083.10	$1.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.88	$1.93

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2055 Retirement Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,019.91	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.98	$1.83

*	The Fund was not in operation during the entire period from July 1, 2016 through December 31, 2016. Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Conservative Allocation Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,020.70	$1.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.93	$1.88

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,045.14	$1.49
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.47

*	Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Aggressive Allocation Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,068.18	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.47

*	Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Money Market Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$1,000.75	$1.41
Hypothetical (5% return before expenses)	$1,000.00	$1,023.39	$1.42

*	Expenses are equal to the Fund’s annual expense ratio of 0.28%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Mid-Term Bond Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$991.06	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.34

*	Expenses are equal to the Fund’s annual expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period* July 1, 2016 to December 31, 2016
Actual	$1,000.00	$987.00	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.52	$2.29

*	Expenses are equal to the Fund’s annual expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.5%)
Amazon.com, Inc.*	42,190	$31,637,015
Comcast Corp. Cl A	255,968	17,674,590
Disney (Walt) Co.	156,094	16,268,117
Home Depot, Inc.	129,984	17,428,255
McDonald’s Corp.	89,598	10,905,869
Other Securities	2,859,319	153,353,089

		247,266,935

CONSUMER STAPLES (9.0%)
Altria Group, Inc.	208,462	14,096,200
Coca-Cola Co.	416,848	17,282,518
CVS Health Corp.	112,944	8,912,411
PepsiCo, Inc.	153,921	16,104,754
Philip Morris Int’l., Inc.	164,878	15,084,688
Proctor & Gamble Co.	286,496	24,088,584
Wal-Mart Stores, Inc.	160,247	11,076,273
Other Securities	1,352,833	86,278,300

		192,923,728

ENERGY (7.3%)
Chevron Corp.	201,746	23,745,504
Exxon Mobil Corp.	445,036	40,168,949
Schlumberger Ltd.	149,154	12,521,515
Other Securities	1,715,242	79,854,762

		156,290,730

FINANCIALS (14.3%)
Bank of America Corp.	1,084,547	23,968,489
Berkshire Hathaway, Inc. Cl B*	203,075	33,097,164
Citigroup, Inc.	305,837	18,175,893
Goldman Sachs Group, Inc.	39,809	9,532,265
JPMorgan Chase & Co.	385,253	33,243,481
Wells Fargo & Co.	482,923	26,613,887
Other Securities	2,891,502	161,647,129

		306,278,308

HEALTH CARE (13.1%)
AbbVie, Inc.	174,329	10,916,482
Amgen, Inc.	79,521	11,626,765
Bristol-Myers Squibb Co.	178,074	10,406,645
Celgene Corp.*	83,881	9,709,226
Gilead Sciences, Inc.	139,912	10,019,098
Johnson & Johnson	291,643	33,600,190
Medtronic PLC	147,068	10,475,654
Merck & Co., Inc.	293,884	17,300,951
Pfizer, Inc.	651,839	21,171,731

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
UnitedHealth Group, Inc.	101,687	$16,273,987
Other Securities	1,551,388	129,990,218

		281,490,947

INDUSTRIALS (9.9%)
3M Co.	64,299	11,481,872
Boeing Co.	61,647	9,597,205
General Electric Co.	945,006	29,862,190
Honeywell International, Inc.	81,739	9,469,463
Union Pacific Corp.	88,265	9,151,315
United Technologies Corp.	82,346	9,026,769
Other Securities	1,696,659	133,173,333

		211,762,147

INFORMATION TECHNOLOGY (20.0%)
Alphabet, Inc. Cl A*	31,616	25,054,099
Alphabet, Inc. Cl C*	31,791	24,536,744
Apple, Inc.	571,104	66,145,262
Cisco Systems, Inc.	534,679	16,157,999
Facebook, Inc. Cl A*	250,563	28,827,273
Intel Corp.	505,585	18,337,568
Int’l. Business Machines Corp.	92,517	15,356,897
MasterCard, Inc. Cl A	102,643	10,597,890
Microsoft Corp.	833,295	51,780,951
Oracle Corp.	319,987	12,303,500
QUALCOMM, Inc.	158,692	10,346,718
Visa, Inc. Cl A	199,228	15,543,769
Other Securities	2,538,838	133,380,983

		428,369,653

MATERIALS (2.7%)
Other Securities	888,440	58,369,374

REAL ESTATE (2.8%)
Other Securities	898,765	59,881,373

TELECOMMUNICATION SERVICES (2.6%)
AT&T, Inc.	656,968	27,940,849
Verizon Communications, Inc.	436,847	23,318,893
Other Securities	210,528	3,530,466

		54,790,208

UTILITIES (3.0%)
Other Securities	1,234,008	65,154,284

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,292,925,575) 96.2%		2,062,577,687

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.2%)
U.S. Treasury Bill (1)	A-1+	0.31 - 0.46	01/12/17 - 02/23/17	$24,900,000	$24,891,018

U.S. GOVERNMENT AGENCIES (0.5%)
FHLB	A-1+	0.49	02/07/17	10,500,000	10,494,625

COMMERCIAL PAPER (2.0%)
Cargill, Inc.†	A-1	0.64 - 0.71	01/03/17 - 01/06/17	7,400,000	7,399,448
Danaher Corp.†	A-1	0.70	01/06/17	4,000,000	3,999,533
GE Capital Treasury LLC	A-1+	0.56	02/06/17	10,000,000	9,994,242
Intercontinental Exchange, Inc.†	A-1	0.68	01/03/17	4,249,000	4,248,759
Southern California Gas Co.†	A-1	0.70	01/03/17	6,000,000	5,999,650
Toyota Motor Credit Corp.	A-1+	0.58 - 0.78	01/04/17 - 02/01/17	11,400,000	11,395,053

					43,036,685

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $78,422,328) 3.7%					78,422,328

TOTAL INVESTMENTS (Cost: $1,371,347,903) 99.9%					2,141,000,015

OTHER NET ASSETS 0.1%					2,317,722

NET ASSETS 100.0%					$2,143,317,737

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.1%)
Amazon.com, Inc.*	3,065	$2,298,352
Comcast Corp. Cl A	18,599	1,284,261
Disney (Walt) Co.	11,342	1,182,063
Home Depot, Inc.	9,445	1,266,386
Other Securities	214,280	11,934,362

		17,965,424

CONSUMER STAPLES (4.7%)
Altria Group, Inc.	15,147	1,024,240
Coca-Cola Co.	30,288	1,255,740
PepsiCo, Inc.	11,184	1,170,182
Philip Morris Int’l., Inc.	11,981	1,096,142
Proctor & Gamble Co.	20,817	1,750,293
Other Securities	118,150	7,721,703

		14,018,300

ENERGY (3.8%)
Chevron Corp.	14,659	1,725,364
Exxon Mobil Corp.	32,336	2,918,643
Range Resources Corp.	1,326	45,561
Schlumberger Ltd.	10,837	909,766
Other Securities	123,302	5,756,646

		11,355,980

FINANCIALS (7.6%)
Bank of America Corp.	78,805	1,741,591
Berkshire Hathaway, Inc. Cl B*	14,755	2,404,770
Citigroup, Inc.	22,223	1,320,713
JPMorgan Chase & Co.	27,992	2,415,430
Wells Fargo & Co.	35,090	1,933,810
Other Securities	213,343	12,516,604

		22,332,918

HEALTH CARE (6.9%)
Johnson & Johnson	21,192	2,441,530
Merck & Co., Inc.	21,354	1,257,110
Pfizer, Inc.	47,363	1,538,350
UnitedHealth Group, Inc.	7,388	1,182,376
Other Securities	171,050	14,032,909

		20,452,275

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (5.2%)
Alaska Air Group, Inc.	1,012	$89,795
General Electric Co.	68,666	2,169,846
Other Securities	149,762	13,127,251

		15,386,892

INFORMATION TECHNOLOGY (10.5%)
Alphabet, Inc. Cl A*	2,297	1,820,253
Alphabet, Inc. Cl C*	2,310	1,782,912
Apple, Inc.	41,498	4,806,293
Broadcom Ltd.	3,131	553,467
Cisco Systems, Inc.	38,851	1,174,077
Facebook, Inc. Cl A*	18,206	2,094,600
Intel Corp.	36,736	1,332,415
Int’l. Business Machines Corp.	6,723	1,115,951
Microsoft Corp.	60,548	3,762,448
Oracle Corp.	23,251	894,001
Visa, Inc. Cl A	14,477	1,129,496
Other Securities	203,599	10,659,600

		31,125,513

MATERIALS (1.4%)
Other Securities	64,552	4,241,100

REAL ESTATE (1.5%)
Other Securities	65,301	4,350,496

TELECOMMUNICATION SERVICES (1.4%)
AT&T, Inc.	47,736	2,030,212
Verizon Communications, Inc.	31,741	1,694,335
Other Securities	15,297	256,508

		3,981,055

UTILITIES (1.6%)
Sempra Energy	1,932	194,436
Other Securities	87,735	4,539,904

		4,734,340

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $100,287,712) 50.7%		149,944,293

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.34 - 0.47	02/09/17	$2,200,000	$2,198,879

COMMERCIAL PAPER (3.5%)
Cargill, Inc.†	A-1	0.64	01/06/17	5,000,000	4,999,467
Novartis Finance Corp.†	A-1+	0.50	01/03/17	5,200,000	5,199,783

					10,199,250

TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $12,398,129) 4.2%					12,398,129

TOTAL INDEXED ASSETS (Cost: $112,685,841) 54.9%					$162,342,422

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Shares	Value

ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.3%)
CST Brands, Inc.	32,328	$1,556,592
Panera Bread Co. Cl A*	6,276	1,287,145
Select Comfort Corp.*	39,509	893,694
Other Securities	354,750	11,811,625

		15,549,056

CONSUMER STAPLES (1.6%)
Other Securities	132,192	4,837,758

ENERGY (2.5%)
PBF Energy, Inc.	34,484	961,414
Range Resources Corp.	25,385	872,228
Other Securities	239,591	5,509,943

		7,343,585

FINANCIALS (8.7%)
Starwood Property Trust, Inc.	51,954	1,140,391
SVB Financial Group*	7,212	1,238,012
Other Securities	684,336	23,573,909

		25,952,312

HEALTH CARE (4.2%)
Acadia Healthcare Co., Inc.*	35,736	1,182,862
Other Securities	307,864	11,166,796

		12,349,658

INDUSTRIALS (6.0%)
Alaska Air Group, Inc.	12,118	1,075,230
Astronics Corp.*	27,210	920,786

	Shares	Value

ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
AZZ, Inc.	20,004	$1,278,255
Mueller Industries, Inc.	26,260	1,049,350
Other Securities	267,971	13,409,235

		17,732,856

INFORMATION TECHNOLOGY (7.1%)
Broadcom Ltd.	2,090	369,449
Cavium, Inc.*	17,439	1,088,892
Stamps.com, Inc.*	8,010	918,346
Other Securities	675,725	18,757,477

		21,134,164

MATERIALS (2.3%)
Other Securities	201,993	6,696,822

REAL ESTATE (3.5%)
Other Securities	346,313	10,211,283

TELECOMMUNICATION SERVICES (0.4%)
Other Securities	73,461	1,232,144

UTILITIES (2.2%)
Sempra Energy	7,245	729,137
Other Securities	126,744	5,877,118

		6,606,255

TOTAL ACTIVE ASSETS-COMMON STOCKS (Cost: $112,150,206) 43.8%		129,645,893

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.1%)
Novartis Finance Corp.†	A-1+	0.50	01/03/17	$3,300,000	$3,299,863

TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $3,299,863) 1.1%					3,299,863

ACTIVE ASSETS:
WARRANTS:
FINANCIALS (0.0%) (2)
Easterly Acquisition Corp. — expiring 07/29/2020*				13,042	4,826
Pace Hldgs. Corp. — expiring 10/29/2020*				24,200	14,520

					19,346

TOTAL ACTIVE ASSETS-WARRANTS (Cost: $15,065) 0.0% (2)					19,346

TOTAL ACTIVE ASSETS (Cost: $115,465,134) 44.9%					132,965,102

TOTAL INVESTMENTS (Cost: $228,150,975) 99.8%					295,307,524

OTHER NET ASSETS 0.2%					536,204

NET ASSETS 100.0%					$295,843,728

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (7.3%)
Bassett Furniture Industries, Inc.	142,628	$4,335,891
CST Brands, Inc.	90,217	4,343,949
Houghton Mifflin Harcourt Co.*	502,623	5,453,460
Select Comfort Corp.*	235,124	5,318,505
Unifi, Inc.*	125,675	4,100,775
Other Securities	573,813	10,450,580

		34,003,160

CONSUMER STAPLES (2.3%)
Crimson Wine Group Ltd.*	476,811	4,467,719
Vector Group Ltd.	157,533	3,582,300
Other Securities	82,449	2,832,584

		10,882,603

ENERGY (6.4%)
PBF Energy, Inc.	281,879	7,858,787
Other Securities	1,380,993	21,807,902

		29,666,689

FINANCIALS (35.7%)
Allied World Assurance Co. Hldgs. AG	72,807	3,910,464
American Equity Investment Life Hldg. Co.	158,921	3,582,079
Aspen Insurance Hldgs. Ltd.	79,149	4,353,195
BancFirst Corp.	58,298	5,424,629
Banner Corp.	95,264	5,316,684
Brookline Bancorp, Inc.	374,530	6,142,292
Bryn Mawr Bank Corp.	105,050	4,427,858
Colony Capital, Inc. Cl A	246,654	4,994,744
Customers Bancorp, Inc.*	141,303	5,061,473
Eagle Bancorp, Inc.*	58,402	3,559,602
Ellington Financial LLC	310,321	4,816,182
Enterprise Financial Svcs. Corp.	111,896	4,811,528
First Interstate BancSytem, Inc.	131,988	5,616,089
Glacier Bancorp, Inc.	115,222	4,174,493
Investors Bancorp, Inc.	331,616	4,626,043
iShares Russell 2000 Value ETF	60,870	7,239,878
NMI Hldgs., Inc. Cl A*	371,990	3,961,694
Northfield Bancorp, Inc.	244,977	4,892,191
PrivateBancorp, Inc.	110,602	5,993,522
Selective Insurance Group, Inc.	115,135	4,956,562
SPDR S&P Bank ETF	109,560	4,762,573
Stock Yards Bancorp, Inc.	204,975	9,623,576
SVB Financial Group*	58,666	10,070,606
Other Securities	1,902,277	43,861,706

		166,179,663

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (3.4%)
Supernus Pharmaceuticals, Inc.*	189,158	$4,776,240
Other Securities	775,660	10,913,716

		15,689,956

INDUSTRIALS (13.5%)
Alaska Air Group, Inc.	40,240	3,570,495
AZZ, Inc.	116,120	7,420,068
Deluxe Corp.	57,509	4,118,219
Encore Wire Corp.	96,894	4,200,355
Miller Industries, Inc.	260,428	6,888,321
Mueller Industries, Inc.	331,066	13,229,395
Orbital ATK, Inc.	67,032	5,880,717
Other Securities	547,074	17,747,315

		63,054,885

INFORMATION TECHNOLOGY (10.5%)
MKS Instruments, Inc.	65,107	3,867,356
Proofpoint, Inc.*	54,213	3,830,148
Stamps.com, Inc.*	50,245	5,760,589
SYNNEX Corp.	30,673	3,712,046
Other Securities	2,516,321	31,572,112

		48,742,251

MATERIALS (3.4%)
Kaiser Aluminum Corp.	62,845	4,882,428
Kraton Corporation Inc.*	156,136	4,446,753
Other Securities	391,335	6,245,177

		15,574,358

REAL ESTATE (9.1%)
Chesapeake Lodging Trust	138,787	3,589,032
Easterly Government Pptys.	202,273	4,049,505
FelCor Lodging Trust, Inc.	574,412	4,601,040
Forest City Realty Trust, Inc. Cl A	277,128	5,775,348
Highwoods Properties, Inc.	87,286	4,452,459
Other Securities	805,343	19,684,359

		42,151,743

TELECOMMUNICATION SERVICES (1.0%)
Other Securities	391,345	4,575,450

UTILITIES (3.8%)
Other Securities	365,437	17,554,344

TOTAL COMMON STOCKS (Cost: $332,428,801) 96.4%		448,075,102

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.7%)
U.S. Treasury Bill	A-1+	0.41 - 0.47	01/26/17 - 02/09/17	$12,500,000	$12,493,963

COMMERCIAL PAPER (1.5%)
Cargill, Inc.†	A-1	0.64	01/06/17	1,000,000	999,893
Novartis Finance Corp.†	A-1+	0.50	01/03/17	6,000,000	5,999,750

					6,999,643

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $19,493,606) 4.2%					19,493,606

	Shares	Value
WARRANTS:
FINANCIALS (0.0%) (2)
Easterly Acquisition Corp. — expiring 07/29/2020*	146,691	$54,276
Pace Hldgs. Corp. — expiring 10/29/2020*	273,830	164,298

		218,574

TOTAL WARRANTS
(Cost: $169,934) 0.0% (2)		218,574

TOTAL INVESTMENTS
(Cost: $352,092,341) 100.6%		467,787,282

OTHER NET ASSETS -0.6%		(2,945,405)

NET ASSETS 100.0%		$464,841,877

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (16.8%)
Bloomin’ Brands, Inc.	222,912	$4,019,103
Cooper Tire & Rubber Co.	88,085	3,422,102
CST Brands, Inc.	129,588	6,239,662
Five Below, Inc.*	120,057	4,797,478
Haverty Furniture Cos., Inc.	245,929	5,828,517
Lions Gate Entertainment Corp. Cl A	110,555	2,973,930
Lions Gate Entertainment Corp. Cl B*	110,555	2,713,020
Lithia Motors, Inc. Cl A	37,770	3,657,269
Red Robin Gourmet Burgers, Inc.*	79,491	4,483,292
Select Comfort Corp.*	269,483	6,095,705
Steve Madden Ltd.*	94,424	3,375,658
Thor Industries, Inc.	42,896	4,291,745
Vista Outdoor, Inc.*	99,530	3,672,657
Other Securities	589,282	16,991,202

		72,561,340

CONSUMER STAPLES (3.4%)
WD-40 Co.	55,663	6,507,005
Other Securities	290,431	8,402,355

		14,909,360

ENERGY (1.4%)
Other Securities	250,978	5,951,310

FINANCIALS (7.8%)
FBL Financial Group, Inc. Cl A	51,971	4,061,534
Investors Bancorp, Inc.	350,144	4,884,509
iShares Russell 2000 ETF	39,941	5,386,044
Pinnacle Financial Partners, Inc.	55,887	3,872,969
Safety Insurance Group, Inc.	61,226	4,512,356
Other Securities	357,092	10,828,569

		33,545,981

HEALTH CARE (18.5%)
Abiomed, Inc.*	30,134	3,395,499
Acadia Healthcare Co., Inc.*	186,878	6,185,662
Emergent Biosolutions, Inc.*	126,488	4,153,866
Omnicell, Inc.*	137,107	4,647,927
PAREXEL International Corp.*	58,143	3,821,158
Supernus Pharmaceuticals, Inc.*	179,870	4,541,718
TESARO, Inc.*	35,629	4,791,388
WellCare Health Plans, Inc.*	27,611	3,784,916
Other Securities	1,561,907	45,015,893

		80,338,027

INDUSTRIALS (13.5%)
Astronics Corp.*	275,898	9,336,383
AZZ, Inc.	112,762	7,205,490

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
Covenant Transportation Group Cl A*	230,319	$4,454,369
EnPro Industries, Inc.	91,366	6,154,414
Healthcare Svcs. Group, Inc.	141,445	5,540,401
Mueller Water Products, Inc. Cl A	378,072	5,032,138
Sun Hydraulics Corp.	91,470	3,656,056
Teledyne Technologies, Inc.*	37,777	4,646,571
Trex Co., Inc.*	73,035	4,703,454
Other Securities	226,953	7,563,949

		58,293,225

INFORMATION TECHNOLOGY (24.1%)
Ambarella, Inc.*	64,793	3,507,245
Cavium, Inc.*	93,081	5,811,978
LogMeIn, Inc.	72,057	6,957,103
MaxLinear, Inc. Cl A*	207,669	4,527,184
Monolithic Power Systems, Inc.	52,927	4,336,309
Proofpoint, Inc.*	83,061	5,868,260
Other Securities	3,445,115	73,465,873

		104,473,952

MATERIALS (4.5%)
Berry Plastics Group, Inc.*	71,672	3,492,577
Ferro Corp.*	395,488	5,667,343
U.S. Concrete, Inc.*	81,485	5,337,268
Other Securities	327,043	5,069,380

		19,566,568

REAL ESTATE (3.6%)
Easterly Government Pptys.	218,327	4,370,907
QTS Realty Trust, Inc.	86,558	4,297,605
Terreno Realty Corp.	123,865	3,528,914
Other Securities	122,617	3,282,457

		15,479,883

TELECOMMUNICATION SERVICES (1.5%)
Shenandoah Telecommunications Co.	126,215	3,445,670
Other Securities	369,987	3,059,792

		6,505,462

UTILITIES (2.3%)
Chesapeake Utilities Corp.	75,755	5,071,797
Northwest Natural Gas Co.	79,071	4,728,446

		9,800,243

TOTAL COMMON STOCKS (Cost: $367,779,979) 97.4%		421,425,351

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.8%)
U.S. Treasury Bill	A-1+	0.31 - 0.46	01/05/17 - 02/23/17	$3,600,000	$3,598,422

COMMERCIAL PAPER (1.9%)
Cargill, Inc.†	A-1	0.71	01/03/17	2,000,000	1,999,882
Danaher Corp.†	A-1	0.70	01/06/17	1,100,000	1,099,872
Novartis Finance Corp.†	A-1+	0.50	01/03/17	2,300,000	2,299,904
Southern California Gas Co.†	A-1	0.70	01/03/17	1,250,000	1,249,927
Toyota Motor Credit Corp.	A-1+	0.78	01/04/17	1,500,000	1,499,870

					8,149,455

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,747,877) 2.7%					11,747,877

TOTAL INVESTMENTS (Cost: $379,527,856) 100.1%					433,173,228

OTHER NET ASSETS -0.1%					(367,042)

NET ASSETS 100.0%					$432,806,186

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (3.7%)
CST Brands, Inc.	21,146	$1,018,180
Other Securities	73,600	2,581,556

		3,599,736

CONSUMER STAPLES (3.0%)
Ingredion, Inc.	7,957	994,307
Other Securities	46,167	1,989,246

		2,983,553

ENERGY (10.2%)
Baker Hughes, Inc.	17,416	1,131,518
Continental Resources, Inc.*	18,819	969,931
Hess Corp.	14,143	880,967
Nabors Industries Ltd.	65,633	1,076,381
Noble Energy, Inc.	25,229	960,216
PBF Energy, Inc.	51,271	1,429,435
Range Resources Corp.	32,848	1,128,657
Other Securities	140,188	2,463,494

		10,040,599

FINANCIALS (23.2%)
American Financial Group, Inc.	12,141	1,069,865
Ameriprise Financial, Inc.	16,235	1,801,111
Associated Banc-Corp.	47,436	1,171,669
BankUnited, Inc.	22,415	844,821
Discover Financial Svcs.	11,717	844,679
Everest Re Group Ltd.	5,873	1,270,917
Fifth Third Bancorp	52,483	1,415,467
Hartford Financial Svcs. Group, Inc.	20,234	964,150
iShares Russell Mid-Cap Value ETF	36,640	2,946,956
KeyCorp	97,578	1,782,750
Lincoln National Corp.	19,917	1,319,900
Reinsurance Grp. of America, Inc.	11,699	1,472,085
SVB Financial Group*	10,997	1,887,745
Voya Financial, Inc.	25,933	1,017,092
Other Securities	112,788	2,997,406

		22,806,613

HEALTH CARE (4.9%)
Boston Scientific Corp.*	43,464	940,126
Other Securities	55,007	3,862,111

		4,802,237

INDUSTRIALS (11.5%)
Alaska Air Group, Inc.	20,485	1,817,634
Carlisle Cos., Inc.	8,729	962,721

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)

Kirby Corp.*	16,388	$1,089,802
L3 Technologies, Inc. Inc.	10,636	1,617,842
Old Dominion Freight Line, Inc.*	13,127	1,126,165
Orbital ATK, Inc.	14,973	1,313,581
United Rentals, Inc.*	11,718	1,237,186
Other Securities	63,012	2,103,403

		11,268,334

INFORMATION TECHNOLOGY (11.6%)
ARRIS International PLC*	36,381	1,096,160
Avnet, Inc.	17,230	820,320
Broadcom Ltd.	8,864	1,566,889
Fidelity Nat’l. Information Svcs., Inc.	11,895	899,738
Harris Corp.	9,017	923,972
Stamps.com, Inc.*	10,728	1,229,965
Other Securities	126,472	4,796,262

		11,333,306

MATERIALS (7.8%)
Crown Hldgs., Inc.*	29,844	1,568,899
Eastman Chemical Co.	14,246	1,071,442
International Paper Co.	20,087	1,065,816
Packaging Corp. of America	19,662	1,667,731
Other Securities	77,225	2,275,547

		7,649,435

REAL ESTATE (11.6%)
AvalonBay Communities, Inc.	4,915	870,692
Duke Realty Corp.	48,351	1,284,203
ProLogis, Inc.	18,583	980,997
Vornado Realty Trust	12,314	1,285,212
Other Securities	235,604	6,925,087

		11,346,191

UTILITIES (8.2%)
Ameren Corp.	17,204	902,522
Consolidated Edison, Inc.	13,337	982,670
Great Plains Energy, Inc.	33,163	907,008
PPL Corp.	26,935	917,137
Public Svc. Enterprise Group, Inc.	25,435	1,116,088
Other Securities	61,633	3,160,248

		7,985,673

TOTAL COMMON STOCKS
(Cost: $75,446,843) 95.7%		93,815,677

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.1%)
U.S. Treasury Bill	A-1+	0.31 - 0.46	01/05/17 - 02/23/17	$1,100,000	$1,099,823

COMMERCIAL PAPER (4.1%)
Cargill, Inc.†	A-1	0.64	01/06/17	1,000,000	999,893
Novartis Finance Corp.†	A-1+	0.50	01/03/17	1,500,000	1,499,938
Toyota Motor Credit Corp.	A-1+	0.78	01/04/17	1,500,000	1,499,870

					3,999,701

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,099,524) 5.2%					5,099,524

TOTAL INVESTMENTS (Cost: $80,546,367) 100.9%					98,915,201

OTHER NET ASSETS -0.9%					(897,886)

NET ASSETS 100.0%					$98,017,315

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.8%)
Domino’s Pizza, Inc.	35,250	$5,613,210
Other Securities	3,753,615	128,636,868

		134,250,078

CONSUMER STAPLES (4.1%)
Ingredion, Inc.	53,433	6,676,988
WhiteWave Foods Co. Cl A*	129,889	7,221,827
Other Securities	1,124,119	37,389,387

		51,288,202

ENERGY (3.8%)
Other Securities	2,429,750	47,176,505

FINANCIALS (16.4%)
Alleghany Corp.*	11,373	6,916,149
East West Bancorp, Inc.	106,309	5,403,686
Everest Re Group Ltd.	30,272	6,550,861
FactSet Research Systems, Inc.	29,654	4,846,353
MSCI, Inc. Cl A	68,712	5,413,131
New York Community Bancorp, Inc.	357,094	5,681,366
Raymond James Financial, Inc.	93,422	6,471,342
Reinsurance Grp. of America, Inc.	47,560	5,984,475
SEI Investments Co.	98,287	4,851,446
Signature Bank*	39,346	5,909,769
SVB Financial Group*	38,215	6,559,987
Other Securities	4,209,891	139,519,478

		204,108,043

HEALTH CARE (7.2%)
Align Technology, Inc.*	54,707	5,258,984
IDEXX Laboratories, Inc.*	66,155	7,757,992
ResMed, Inc.	103,272	6,408,028
Teleflex, Inc.	31,998	5,156,478
Other Securities	1,205,861	64,969,800

		89,551,282

INDUSTRIALS (14.2%)
Carlisle Cos., Inc.	47,292	5,215,835
Huntington Ingalls Industries, Inc.	34,189	6,297,272
IDEX Corp.	56,161	5,057,860
JetBlue Airways Corp*	236,509	5,302,532
Smith (A.O.) Corp.	108,160	5,121,376
Wabtec Corp.	64,512	5,355,786
Other Securities	2,533,023	144,643,497

		176,994,158

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INFORMATION TECHNOLOGY (16.8%)
Advanced Micro Devices, Inc.*	552,353	$6,263,683
ANSYS, Inc.*	63,261	5,851,010
Broadridge Financial Solutions, Inc.	87,770	5,819,151
Cadence Design Systems, Inc.*	210,178	5,300,689
CDK Global, Inc.	110,313	6,584,583
Computer Sciences Corp.	103,006	6,120,617
Gartner, Inc.*	61,078	6,173,153
Henry (Jack) & Associates, Inc.	57,392	5,095,262
Leidos Hldgs., Inc.	105,581	5,399,412
Synopsys, Inc.*	111,352	6,554,179
Trimble Navigation Ltd.*	184,318	5,557,188
Other Securities	3,795,725	145,087,552

		209,806,479

MATERIALS (7.0%)
Ashland Global Holdings, Inc.	45,452	4,967,449
Packaging Corp. of America	67,781	5,749,184
RPM International, Inc.	98,171	5,284,545
Steel Dynamics, Inc.	177,971	6,332,208
Valspar Corp.	53,007	5,492,055
Other Securities	1,346,166	59,303,596

		87,129,037

REAL ESTATE (10.0%)
Alexandria Real Estate Equities, Inc.	58,830	6,537,778
American Campus Communities, Inc.	96,980	4,826,695
Camden Property Trust	64,457	5,418,900
Duke Realty Corp.	261,545	6,946,635
Kilroy Realty Corp.	67,489	4,941,545
Regency Centers Corp.	77,585	5,349,486
Other Securities	2,950,971	90,709,092

		124,730,131

TELECOMMUNICATION SERVICES (0.2%)
Other Securities	69,434	2,004,560

UTILITIES (5.1%)
Atmos Energy Corp.	76,185	5,649,118
OGE Energy Corp.	146,051	4,885,406
UGI Corp.	127,182	5,860,547
Westar Energy, Inc.	104,801	5,905,536
Other Securities	975,872	41,268,625

		63,569,232

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $906,006,366) 95.6%		1,190,607,707

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.2%)
U.S. Treasury Bill (1)	A-1+	0.31 - 0.44	01/12/17 - 02/16/17	$14,500,000	$14,495,608

U.S. GOVERNMENT AGENCIES (0.4%)
FHLB	A-1+	0.49	02/07/17	5,400,000	5,397,235

COMMERCIAL PAPER (2.7%)
Cargill, Inc.†	A-1	0.64 - 0.71	01/03/17 - 01/06/17	9,750,000	9,749,197
Danaher Corp.†	A-1	0.70	01/06/17	2,500,000	2,499,708
GE Capital Treasury LLC	A-1+	0.61	01/26/17	5,000,000	4,997,797
Novartis Finance Corp.†	A-1+	0.50	01/03/17	6,000,000	5,999,751
Southern California Gas Co.†	A-1	0.70	01/03/17	5,000,000	4,999,708
Toyota Motor Credit Corp.	A-1+	0.65	02/01/17	5,000,000	4,997,109

					33,243,270

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $53,136,113) 4.3%					53,136,113

TOTAL INVESTMENTS (Cost: $959,142,479) 99.9%					1,243,743,820

OTHER NET ASSETS 0.1%					1,293,355

NET ASSETS 100.0%					$1,245,037,175

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
FINANCIALS (94.4%)
iShares Core MSCI EAFE ETF	138,481	$7,426,736
iShares Core MSCI Europe ETF	393,284	16,002,726
iShares Core MSCI Pacific ETF	177,010	8,639,858
iShares Edge MSCI Emerging Markets ETF	179,014	8,755,575
iShares MSCI EAFE ETF	2,388,293	137,876,155
iShares MSCI EAFE Growth ETF	443,228	28,229,191
iShares MSCI EAFE Small-Cap ETF	177,935	8,866,501
iShares MSCI EAFE Value ETF	606,383	28,651,597
Vanguard FTSE Developed Markets ETF	2,129,980	77,829,469
Vanguard FTSE Europe ETF	424,630	20,356,762
Vanguard FTSE Pacific ETF	220,480	12,814,298

		355,448,868

TOTAL COMMON STOCKS (Cost: $369,772,919) 94.4%		355,448,868

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.0%)
U.S. Treasury Bill	A-1+	0.41 - 0.46	01/12/17 - 02/23/17	$7,500,000	$7,497,044

COMMERCIAL PAPER (3.6%)
Cargill, Inc.†	A-1	0.64 - 0.71	01/03/17 - 01/06/17	3,000,000	2,999,775
Novartis Finance Corp.†	A-1+	0.50	01/03/17	4,700,000	4,699,804
Toyota Motor Credit Corp.	A-1+	0.62	01/18/17	6,000,000	5,998,139

					13,697,718

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $21,194,762) 5.6%					21,194,762

TOTAL INVESTMENTS (Cost: $390,967,681) 100.0%					376,643,630

OTHER NET ASSETS 0.0% (2)					84,863

NET ASSETS 100.0%					$376,728,493

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (5.8%)
Amazon.com, Inc.*	2,548	$1,910,669
CBS Corp. Cl B	21,963	1,397,286
Home Depot, Inc.	12,824	1,719,442
Whirlpool Corp.	8,364	1,520,324
Other Securities	126,345	3,947,880

		10,495,601

CONSUMER STAPLES (4.4%)
Dr. Pepper Snapple Group, Inc.	13,198	1,196,663
PepsiCo, Inc.	15,412	1,612,558
Sysco Corp.	19,604	1,085,473
Walgreens Boots Alliance, Inc.	20,869	1,727,118
Other Securities	32,618	2,388,326

		8,010,138

ENERGY (6.0%)
Chevron Corp.	18,743	2,206,051
Schlumberger Ltd.	19,009	1,595,806
Other Securities	151,454	6,993,796

		10,795,653

FINANCIALS (9.2%)
American Int’l. Group, Inc.	25,771	1,683,104
Citigroup, Inc.	27,266	1,620,418
Discover Financial Svcs.	22,618	1,630,532
JPMorgan Chase & Co.	33,027	2,849,900
MetLife, Inc.	30,604	1,649,250
Northern Trust Corp.	14,609	1,300,931
PNC Financial Svcs. Grp., Inc.	10,133	1,185,156
Other Securities	143,643	4,790,891

		16,710,182

HEALTH CARE (9.1%)
AbbVie, Inc.	26,462	1,657,050
Amgen, Inc.	11,855	1,733,320
Becton, Dickinson & Co.	8,401	1,390,786
Gilead Sciences, Inc.	20,158	1,443,514
McKesson Corp.	8,790	1,234,556
Merck & Co., Inc.	25,965	1,528,560
Pfizer, Inc.	71,437	2,320,274
Quest Diagnostics, Inc.	12,038	1,106,292
UnitedHealth Group, Inc.	13,651	2,184,706
Other Securities	29,193	1,924,368

		16,523,426

	Shares	Value

Common Stocks (CONTINUED):
INDUSTRIALS (5.0%)
Boeing Co.	12,023	$1,871,741
Delta Air Lines, Inc.	23,557	1,158,769
Eaton Corp. PLC	17,158	1,151,130
FedEx Corp.	7,819	1,455,898
Ingersoll-Rand PLC	17,665	1,325,582
L3 Technologies, Inc. Inc.	7,728	1,175,506
Other Securities	3,513	878,039

		9,016,665

INFORMATION TECHNOLOGY (13.7%)
Accenture Ltd. Cl A	12,874	1,507,932
Alphabet, Inc. Cl A*	2,868	2,272,747
Apple, Inc.	39,059	4,523,811
Applied Materials, Inc.	39,804	1,284,475
Cisco Systems, Inc.	65,492	1,979,168
Intel Corp.	52,319	1,897,610
Lam Research Corp.	12,929	1,366,983
Microsoft Corp.	64,157	3,986,716
Oracle Corp.	50,923	1,957,989
QUALCOMM, Inc.	21,210	1,382,892
Other Securities	93,331	2,708,871

		24,869,194

MATERIALS (1.8%)
International Paper Co.	22,879	1,213,960
Other Securities	54,306	1,992,593

		3,206,553

REAL ESTATE (1.5%)
American Tower Corp.	10,309	1,089,455
Other Securities	33,309	1,656,248

		2,745,703

TELECOMMUNICATION SERVICES (1.4%)
Verizon Communications, Inc.	31,287	1,670,100
Other Securities	32,493	772,684

		2,442,784

UTILITIES (1.2%)
Other Securities	35,792	2,218,297

TOTAL COMMON STOCKS
(Cost: $86,916,341) 59.1%		107,034,196

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (10.3%)
U.S. Treasury Note	AA+	1.50 - 2.13	02/28/23 - 11/15/26	$4,150,000	$3,942,315
U.S. Treasury Strip	AA+	0.00	11/15/21 - 08/15/29	18,550,000	14,619,948

					18,562,263

U.S. GOVERNMENT AGENCIES (11.2%)
MORTGAGE-BACKED OBLIGATIONS (10.9%)
FHLMC	AA+	2.50 - 6.00	02/01/25 - 07/01/45	4,855,845	5,064,513
FHLMC ARM	AA+	2.76 - 5.89	02/01/36 - 09/01/39	144,845	152,944
FHLMC Strip	AA+	3.00	01/15/43	338,392	336,609
FNMA	AA+	3.00 - 8.00	03/01/17 - 12/25/49	10,656,995	11,167,572
FNMA ARM	AA+	2.41	05/01/43	370,050	374,386

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA Strip	AA+	3.00	08/25/42	$289,082	$287,290
GNMA (3)	AA+	3.50 - 7.00	10/15/24 - 10/20/43	2,124,489	2,307,253
Other Securities				161,915	172,493

					19,863,060

NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FHLMC	AA+	0.00	11/29/19	500,000	474,527

CORPORATE DEBT (16.6%)
CONSUMER DISCRETIONARY (3.2%)
Other Securities				5,686,000	5,821,715

CONSUMER STAPLES (0.9%)
Sysco Corp.	BBB+	2.60 - 3.75	06/12/22 - 10/01/25	400,000	396,560
Other Securities				1,225,000	1,286,801

					1,683,361

ENERGY (1.6%)
Other Securities				2,910,000	2,945,557

FINANCIALS (3.2%)
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	308,148
Other Securities				4,650,000	4,775,144
Other Securities†				650,000	657,826

					5,741,118

HEALTH CARE (1.7%)
Pfizer, Inc.	AA	6.05	03/30/17	300,000	303,632
Quest Diagnostics, Inc.	BBB+	4.70 - 4.75	01/30/20 - 04/01/21	400,000	427,850
Other Securities				2,315,000	2,414,709

					3,146,191

INDUSTRIALS (1.3%)
Other Securities				2,250,000	2,308,699

INFORMATION TECHNOLOGY (1.4%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	369,038
Other Securities				2,085,000	2,150,375

					2,519,413

MATERIALS (1.1%)
Other Securities				1,950,000	1,958,859

REAL ESTATE (1.1%)
American Tower Corp.	BBB-	4.50	01/15/18	250,000	256,598
Other Securities				1,650,000	1,721,151

					1,977,749

TELECOMMUNICATION SERVICES (0.4%)
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	347,787
Other Securities				350,000	343,564

					691,351

UTILITIES (0.7%)
Other Securities				1,240,000	1,308,597

TOTAL LONG-TERM DEBT SECURITIES (Cost: $67,531,801) 38.1%					69,002,460

SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.0%)
Novartis Finance Corp.†	A-1+	0.50	01/03/17	$3,400,000	$3,399,859
Toyota Motor Credit Corp.	A-1+	0.62	01/18/17	2,000,000	1,999,379

					5,399,238

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,399,238) 3.0%					5,399,238

TOTAL INVESTMENTS (Cost: $159,847,380) 100.2%					181,435,894

OTHER NET ASSETS -0.2%					(292,507)

NET ASSETS 100.0%					$181,143,387

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.8%)	15,754,695	$22,590,894
Equity Index Fund (21.2%)	4,604,642	16,078,959
Mid-Cap Equity Index Fund (5.4%)	1,868,807	4,051,382
Mid-Term Bond Fund (40.5%)	29,398,662	30,607,594
Money Market Fund (3.1%)	1,981,578	2,372,365

TOTAL INVESTMENTS (Cost: $75,283,823) 100.0%		75,701,194

OTHER NET ASSETS -0.0% (2)		(1,299)

NET ASSETS 100.0%		$75,699,895

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.8%)	4,626,271	$6,633,679
Equity Index Fund (24.8%)	1,824,188	6,369,884
International Fund (2.9%)	1,014,446	753,943
Mid-Cap Equity Index Fund (8.0%)	947,124	2,053,267
Mid-Term Bond Fund (35.5%)	8,734,432	9,093,610
Money Market Fund (3.0%)	650,595	778,899

TOTAL INVESTMENTS (Cost: $24,994,324) 100.0%		25,683,282

OTHER NET ASSETS -0.0% (2)		(98)

NET ASSETS 100.0%		$25,683,184

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.7%)	25,256,232	$36,215,289
Equity Index Fund (27.9%)	11,675,104	40,768,318
International Fund (5.8%)	11,507,099	8,552,145
Mid-Cap Equity Index Fund (10.1%)	6,836,077	14,819,918
Mid-Term Bond Fund (29.4%)	41,285,814	42,983,570
Small Cap Growth Fund (1.0%)	1,129,891	1,458,216
Small Cap Value Fund (1.1%)	945,317	1,595,771

TOTAL INVESTMENTS (Cost: $137,910,936) 100.0%		146,393,227

OTHER NET ASSETS -0.0% (2)		(1,473)

NET ASSETS 100.0%		$146,391,754

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.2%)	71,804,333	$102,961,309
Equity Index Fund (32.1%)	39,297,609	137,223,398
International Fund (7.8%)	44,436,766	33,025,671
Mid-Cap Equity Index Fund (12.2%)	23,863,168	51,732,914
Mid-Term Bond Fund (19.3%)	78,877,701	82,121,310
Small Cap Growth Fund (2.0%)	6,545,483	8,447,477
Small Cap Value Fund (2.4%)	6,121,264	10,333,184

TOTAL INVESTMENTS (Cost: $397,064,347) 100.0%		425,845,263

OTHER NET ASSETS -0.0% (2)		(1,446)

NET ASSETS 100.0%		$425,843,817

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.8%)	80,310,697	$115,158,713
Equity Index Fund (37.0%)	53,494,052	186,795,987
International Fund (8.7%)	59,136,730	43,950,773
Mid-Cap Equity Index Fund (16.2%)	37,661,809	81,646,960
Mid-Term Bond Fund (8.8%)	42,402,208	44,145,872
Small Cap Growth Fund (3.0%)	11,541,827	14,895,663
Small Cap Value Fund (3.5%)	10,388,695	17,536,948

TOTAL INVESTMENTS (Cost: $459,207,294) 100.0%		504,130,916

OTHER NET ASSETS -0.0% (2)		(1,626)

NET ASSETS 100.0%		$504,129,290

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.5%)	65,348,900	$93,704,768
Equity Index Fund (39.4%)	46,920,475	163,841,698
International Fund (9.6%)	53,990,706	40,126,217
Mid-Cap Equity Index Fund (18.3%)	35,044,195	75,972,240
Small Cap Growth Fund (4.9%)	15,802,747	20,394,726
Small Cap Value Fund (5.3%)	13,179,553	22,248,139

TOTAL INVESTMENTS (Cost: $374,155,855) 100.0%		416,287,788

OTHER NET ASSETS -0.0% (2)		(1,329)

NET ASSETS 100.0%		$416,286,459

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (14.8%)	36,342,180	$52,111,597
Equity Index Fund (40.1%)	40,485,013	141,369,696
International Fund (11.5%)	54,455,207	40,471,437
Mid-Cap Equity Index Fund (21.3%)	34,530,580	74,858,776
Small Cap Growth Fund (5.9%)	15,947,446	20,581,471
Small Cap Value Fund (6.4%)	13,296,467	22,445,500

TOTAL INVESTMENTS (Cost: $314,308,723) 100.0%		351,838,477

OTHER NET ASSETS -0.0% (2)		(1,120)

NET ASSETS 100.0%		$351,837,357

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (11.9%)	23,769,772	$34,083,832
Equity Index Fund (37.9%)	30,979,543	108,177,528
International Fund (12.4%)	47,776,663	35,507,903
Mid-Cap Equity Index Fund (21.5%)	28,324,513	61,404,654
Small Cap Growth Fund (7.8%)	17,242,365	22,252,668
Small Cap Value Fund (8.5%)	14,378,301	24,271,722

TOTAL INVESTMENTS (Cost: $254,080,970) 100.0%		285,698,307

OTHER NET ASSETS -0.0% (2)		(947)

NET ASSETS 100.0%		$285,697,360

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.5%)	24,244,682	$34,764,813
Equity Index Fund (35.2%)	33,623,530	117,410,071
International Fund (13.4%)	59,718,358	44,383,042
Mid-Cap Equity Index Fund (22.5%)	34,600,758	75,010,914
Small Cap Growth Fund (8.8%)	22,540,225	29,089,986
Small Cap Value Fund (9.6%)	18,807,725	31,748,945

TOTAL INVESTMENTS (Cost: $290,458,287) 100.0%		332,407,771

OTHER NET ASSETS -0.0% (2)		(1,083)

NET ASSETS 100.0%		$332,406,688

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.6%)	9,889,286	$14,180,395
Equity Index Fund (33.9%)	15,915,173	55,574,225
International Fund (14.4%)	31,782,510	23,620,952
Mid-Cap Equity Index Fund (22.8%)	17,225,018	37,342,081
Small Cap Growth Fund (9.7%)	12,369,319	15,963,608
Small Cap Value Fund (10.6%)	10,288,407	17,367,654

TOTAL INVESTMENTS (Cost: $159,435,236) 100.0%		164,048,915

OTHER NET ASSETS -0.0% (2)		(398)

NET ASSETS 100.0%		$164,048,517

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2055 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.0%)	184,032	$263,886
Equity Index Fund (30.0%)	285,451	996,766
International Fund (16.9%)	755,147	561,230
Mid-Cap Equity Index Fund (23.1%)	353,792	766,985
Small Cap Growth Fund (10.8%)	278,572	359,520
Small Cap Value Fund (11.2%)	219,797	371,035

TOTAL INVESTMENTS (Cost: $3,288,549) 100.0%		3,319,422

OTHER NET ASSETS -0.0% (2)		(3)

NET ASSETS 100.0%		$3,319,419

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.0%)	28,218,267	$40,462,596
Equity Index Fund (26.6%)	10,626,913	37,108,138
International Fund (5.0%)	9,371,782	6,965,165
Mid-Cap Equity Index Fund (5.6%)	3,599,900	7,804,216
Mid-Term Bond Fund (33.8%)	45,318,187	47,181,761

TOTAL INVESTMENTS (Cost: $133,925,269) 100.0%		139,521,876

OTHER NET ASSETS -0.0% (2)		(137)

NET ASSETS 100.0%		$139,521,739

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.5%)	56,923,805	$81,623,898
Equity Index Fund (36.3%)	36,061,967	125,924,853
International Fund (9.7%)	45,400,532	33,741,948
Mid-Cap Equity Index Fund (16.4%)	26,190,252	56,777,794
Mid-Term Bond Fund (14.1%)	47,006,618	48,939,624

TOTAL INVESTMENTS (Cost: $302,933,526) 100.0%		347,008,117

OTHER NET ASSETS -0.0% (2)		(203)

NET ASSETS 100.0%		$347,007,914

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.3%)	33,685,453	$48,302,076
Equity Index Fund (35.4%)	26,721,597	93,309,198
International Fund (14.2%)	50,393,981	37,453,109
Mid-Cap Equity Index Fund (21.3%)	25,899,827	56,148,183
Small Cap Growth Fund (5.3%)	10,774,473	13,905,331
Small Cap Value Fund (5.5%)	8,655,930	14,611,902

TOTAL INVESTMENTS (Cost: $216,658,157) 100.0%		263,729,799

OTHER NET ASSETS -0.0% (2)		(173)

NET ASSETS 100.0%		$263,729,626

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (24.1%)
U.S. Treasury Bill	A-1+	0.18	01/05/17	$900,000	$899,978
U.S. Treasury Bill	A-1+	0.27	01/12/17	1,000,000	999,909
U.S. Treasury Bill	A-1+	0.29	01/05/17	1,000,000	999,959
U.S. Treasury Bill	A-1+	0.31	01/19/17	1,800,000	1,799,701
U.S. Treasury Bill	A-1+	0.32	01/26/17	700,000	699,838
U.S. Treasury Bill	A-1+	0.35	01/12/17	1,500,000	1,499,824
U.S. Treasury Bill	A-1+	0.40	02/02/17	1,200,000	1,199,565
U.S. Treasury Bill	A-1+	0.42	02/09/17	2,000,000	1,999,066
U.S. Treasury Bill	A-1+	0.42	02/16/17	1,800,000	1,799,013
U.S. Treasury Bill	A-1+	0.44	01/12/17	1,300,000	1,299,811
U.S. Treasury Bill	A-1+	0.46	03/02/17	2,000,000	1,998,542

					15,195,206

U.S. GOVERNMENT AGENCIES (14.7%)
FHLB	A-1+	0.38	01/13/17	1,000,000	999,865
FHLB	A-1+	0.40	01/13/17	500,000	499,928
FHLB	A-1+	0.41	01/17/17	1,800,000	1,799,651
FHLB	A-1+	0.43	01/12/17	100,000	99,986
FHLB	A-1+	0.45	01/12/17	200,000	199,970
FHLB	A-1+	0.45	01/18/17	1,000,000	999,776
FHLB	A-1+	0.46	01/25/17	700,000	699,779
FHLB	A-1+	0.46	02/09/17	800,000	799,591
FHLB	A-1+	0.50	01/25/17	1,000,000	999,653
FHLB	A-1+	0.51	02/24/17	1,800,000	1,798,584
FNMA	A-1+	0.32	01/17/17	400,000	399,940

					9,296,723

COMMERCIAL PAPER (61.2%)
Apple, Inc.†	A-1+	0.53	01/10/17	1,600,000	1,599,764
Apple, Inc.†	A-1+	0.60	01/30/17	400,000	399,800
Apple, Inc.†	A-1+	0.68	02/07/17	450,000	449,677
Cargill, Inc.†	A-1	0.72	01/09/17	2,000,000	1,999,640
Chevron Corp.†	A-1+	0.55	01/04/17	385,000	384,976
Chevron Corp.†	A-1+	0.60	02/13/17	600,000	599,560
Chevron Corp.†	A-1+	0.61	02/01/17	750,000	749,593
Cisco Systems, Inc.†	A-1+	0.65	01/20/17	1,500,000	1,499,458
Coca-Cola Co.†	A-1+	0.52	01/19/17	1,300,000	1,299,643
Coca-Cola Co.†	A-1	0.60	01/23/17	500,000	499,808
Coca-Cola Co.†	A-1+	0.65	01/03/17	640,000	639,965
Danaher Corp.†	A-1	0.66	01/05/17	1,150,000	1,149,895
Danaher Corp.†	A-1	0.70	01/06/17	1,000,000	999,883
Grainger (W.W.), Inc.	A-1+	0.63	02/13/17	700,000	699,461
Intercontinental Exchange, Inc.†	A-1	0.68	01/03/17	750,000	749,958
Intercontinental Exchange, Inc.†	A-1	0.82	02/17/17	1,750,000	1,748,086
J.P. Morgan Securities LLC	A-1	0.75	01/17/17	500,000	499,823
J.P. Morgan Securities LLC†	A-1	0.80	02/01/17	1,500,000	1,498,933
Estee Lauder Cos.†	A-1	0.68	01/30/17	1,000,000	999,433
Eli Lilly & Co.†	A-1+	0.55	01/13/17	2,000,000	1,999,603
Microsoft Corp.†	A-1+	0.61	01/30/17	400,000	399,797
Microsoft Corp.†	A-1+	0.73	02/07/17	290,000	289,776
Nestle Capital Corp.†	A-1+	0.68	02/06/17	2,000,000	1,998,602
PepsiCo, Inc.†	A-1	0.54	01/27/17	2,000,000	1,999,190
Pfizer, Inc.†	A-1+	0.67	02/07/17	2,000,000	1,998,585
Procter & Gamble Co.†	A-1+	0.50	01/10/17	1,900,000	1,899,736
Simon Ppty. Group LP†	A-1	0.72	01/03/17	1,500,000	1,499,910
Southern Califonia Gas Co.†	A-1	0.70	01/03/17	2,000,000	1,999,881
Toyota Motor Credit Corp.	A-1+	0.57	01/11/17	2,000,000	1,999,651

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Unilever Capital Corp.†	A-1	0.64	02/17/17	$1,000,000	$999,146
Unilever Capital Corp.†	A-1	0.78	02/21/17	1,000,000	998,873
Washington Gas Light Co.	A-1	0.60	01/04/17	2,000,000	1,999,867

					38,549,973

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $63,041,817) 100.0%					63,041,902

TOTAL INVESTMENTS (Cost: $63,041,817) 100.0%					63,041,902

OTHER NET ASSETS 0.0% (2)					5,074

NET ASSETS 100.0%					$63,046,976

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (36.8%)
U.S. Treasury Note	AA+	1.38 - 2.13	09/30/19 - 08/15/26	$136,900,000	$132,134,368
U.S. Treasury Strip	AA+	0.00	08/15/18	50,000,000	49,091,295

					181,225,663

U.S. GOVERNMENT AGENCIES (7.2%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (2)
FHLMC	AA+	7.50 - 8.00	09/01/18 - 03/15/21	2,602	2,798

NON-MORTGAGE-BACKED OBLIGATIONS (7.2%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,812,216
FNMA	AA+	0.00	10/09/19	23,000,000	21,810,969
Other Securities				900,000	824,170

					35,447,355

CORPORATE DEBT (55.2%)
CONSUMER DISCRETIONARY (9.1%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 12/01/23	2,250,000	2,394,516
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,186,142
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,135,000
Gap, Inc.	BB+	5.95	04/12/21	2,000,000	2,104,680
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	2,000,000	2,064,860
Kohl’s Corp.	BBB	3.25 - 4.00	11/01/21 - 02/01/23	2,025,000	2,081,535
Marriott International, Inc.	BBB	3.00 - 3.38	03/01/19 - 02/15/23	4,000,000	3,991,685
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,138,794
Wyndham Worldwide Corp.	BBB-	2.95	03/01/17	2,160,000	2,162,173
Other Securities				23,310,000	23,517,618

					44,777,003

CONSUMER STAPLES (3.2%)
Edgewell Personal Care Co.	BB+	4.70	05/19/21	2,000,000	2,105,172
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,101,768
Mead Johnson Nutrition Co.	BBB-	4.90	11/01/19	3,075,000	3,295,951
Other Securities				8,200,000	8,279,686

					15,782,577

ENERGY (4.3%)
Noble Energy, Inc.	BBB	4.15	12/15/21	2,000,000	2,081,374
SESI LLC	BB-	7.13	12/15/21	2,150,000	2,187,625
Other Securities				17,254,000	16,996,885

					21,265,884

FINANCIALS (12.5%)
Aflac, Inc.	A-	2.65 - 3.63	02/15/17 - 06/15/23	2,050,000	2,071,610
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,168,098
Ares Capital Corp.	BBB	3.63	01/19/22	2,500,000	2,423,580
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	2,000,000	2,101,710
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,139,284
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,604,222
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,163,150
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,274,000	1,362,770
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	750,000	733,571
First Tennessee Bank	BBB	2.95	12/01/19	2,200,000	2,205,456
Lincoln National Corp.	A-	4.00	09/01/23	2,000,000	2,084,944
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,196,548
Nasdaq, Inc.	BBB	5.55	01/15/20	2,150,000	2,323,468
Other Securities				31,250,000	31,163,699
Other Securities†				3,790,000	3,818,366

					61,560,476

HEALTH CARE (5.6%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,158,174
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,137,332

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED)
CORPORATE DEBT (CONTINUED)
HEALTH CARE (CONTINUED)
PerkinElmer, Inc.	BBB	5.00	11/15/21	$2,000,000	$2,160,544
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,134,812
Thermo Fisher Scientific, Inc.	BBB	3.60 - 4.50	03/01/21 - 08/15/21	2,000,000	2,123,855
Other Securities				16,750,000	16,926,029

					27,640,746

INDUSTRIALS (5.0%)
Arconic, Inc.	BBB-	6.75	07/15/18	2,000,000	2,127,500
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,133,136
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,151,132
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,214,924
Verisk Analytics, Inc.	BBB-	4.13	09/12/22	2,000,000	2,083,788
Other Securities				13,500,000	13,579,325

					24,289,805

INFORMATION TECHNOLOGY (6.0%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,148,888
Arrow Electronics, Inc.	BBB-	3.00 - 6.88	03/01/18 - 03/01/23	2,000,000	2,059,121
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,104,038
Juniper Networks, Inc.	BBB	4.50 - 4.60	03/15/21 - 03/15/24	2,100,000	2,176,258
Other Securities				20,587,000	21,053,855

					29,542,160

MATERIALS (3.0%)
Domtar Corp.	BBB-	4.40	04/01/22	2,000,000	2,057,728
Other Securities				12,437,000	12,459,410

					14,517,138

REAL ESTATE (3.8%)
CBRE Services, Inc.	BBB	5.25	03/15/25	2,000,000	2,062,320
Healthcare Realty Trust	BBB	5.75	01/15/21	2,000,000	2,198,108
Vornado Realty LP	BBB	2.50 - 5.00	06/30/19 - 01/15/22	2,000,000	2,124,027
Other Securities				12,130,000	12,439,358

					18,823,813

TELECOMMUNICATION SERVICES (0.8%)
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,140,226
Other Securities				2,000,000	1,980,478

					4,120,704

UTILITIES (1.9%)
National Fuel Gas Co.	BBB	4.90	12/01/21	2,000,000	2,116,548
SCANA Corp.	BBB	4.75	05/15/21	2,000,000	2,091,406
Other Securities				5,300,000	5,275,295

					9,483,249

TOTAL LONG-TERM DEBT SECURITIES (Cost: $488,005,159) 99.2%					488,479,371

SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.1%)
Novartis Finance Corp.†	A-1+	0.50	01/03/17	600,000	599,975

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $599,975) 0.1%					599,975

TOTAL INVESTMENTS (Cost: $488,605,134) 99.3%					489,079,346

OTHER NET ASSETS 0.7%					3,191,205

NET ASSETS 100.0%					$492,270,551

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (11.6%)
U.S. Treasury Note	AA+	1.50 - 2.25	11/15/25 - 11/15/26	$55,800,000	$51,498,611
U.S. Treasury Strip	AA+	0.00	08/15/25 - 08/15/37	110,000,000	77,444,430

					128,943,041

U.S. GOVERNMENT AGENCIES (28.4%)
MORTGAGE-BACKED OBLIGATIONS (27.0%)
FHLMC	AA+	2.50 - 6.00	03/01/21 - 09/01/46	100,217,493	103,237,987
FHLMC ARM	AA+	2.76 - 5.89	02/01/36 - 04/01/42	1,433,879	1,500,173
FHLMC Strip	AA+	3.00	01/15/43	3,383,918	3,366,088
FNMA	AA+	2.25 - 8.00	03/01/17 - 12/25/49	144,365,978	150,585,150
FNMA ARM	AA+	2.41 - 4.00	05/01/43	3,454,145	3,555,649
FNMA Strip	AA+	3.00	08/25/42	1,606,012	1,596,054
GNMA (3)	AA+	2.68 - 7.00	04/15/24 - 10/16/47	32,837,994	34,881,960
Other Securities				890,533	948,714

					299,671,775

NON-MORTGAGE-BACKED OBLIGATIONS(1.4%)
FHLMC	AA+	0.00	11/29/19	11,000,000	10,439,583
FNMA	AA+	0.00	10/09/19	5,050,000	4,788,930

					15,228,513

CORPORATE DEBT (58.9%)
CONSUMER DISCRETIONARY (9.1%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 12/01/23	5,000,000	5,306,053
AutoZone, Inc.	BBB	3.25 - 4.00	11/15/20 - 04/15/25	5,700,000	5,834,743
Gap, Inc.	BB+	5.95	04/12/21	5,000,000	5,261,700
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	5,000,000	5,162,150
Marriott International, Inc.	BBB	3.00 - 3.38	03/01/19 - 02/15/23	7,000,000	7,020,098
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	5,000,000	5,052,830
Other Securities				66,074,000	67,539,334

					101,176,908

CONSUMER STAPLES (2.8%)
Whole Foods Market, Inc.	BBB-	5.20	12/03/25	5,000,000	5,294,125
Other Securities				25,195,000	26,086,041

					31,380,166

ENERGY (4.9%)
Kinder Morgan Energy Partners	BBB-	4.30	05/01/24	5,000,000	5,116,015
Other Securities				48,350,000	48,647,721

					53,763,736

FINANCIALS (13.3%)
Alleghany Corp.	BBB+	4.95 - 5.63	09/15/20 - 06/27/22	5,000,000	5,415,199
American Express Co.	BBB	3.63	12/05/24	5,000,000	5,020,725
American Int’l. Group, Inc.	A-	3.75	07/10/25	5,000,000	5,032,270
Bank of America Corp.	BBB	3.95	04/21/25	5,000,000	4,977,445
Block Financial LLC	BBB	5.25 - 5.50	11/01/22 - 10/01/25	5,250,000	5,404,296
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	4,966,995
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,604,517
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	3,500,000	3,423,333
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,135,800
First Tennessee Bank	BBB	2.95	12/01/19	5,000,000	5,012,400
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	5,059,185
JPMorgan Chase Bank NA	A-	6.00	10/01/17	2,000,000	2,063,968

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
Lincoln National Corp.	A-	4.00 - 4.85	06/24/21 - 09/01/23	$5,000,000	$5,253,080
Synchrony Financial	BBB-	2.70 - 3.70	02/03/20 - 08/04/26	5,000,000	4,886,824
Unum Group	BBB	4.00	03/15/24	5,000,000	5,020,335
Voya Financial, Inc.	BBB	3.65	06/15/26	5,000,000	4,888,875
Wells Fargo & Co.	A-	3.45 - 4.13	02/13/23 - 08/15/23	5,000,000	5,049,115
Other Securities				61,841,000	63,497,344
Other Securities†				6,000,000	6,294,015

					148,005,721

HEALTH CARE (6.3%)
Anthem, Inc.	A	3.30 - 4.35	08/15/20 - 01/15/23	5,539,000	5,643,790
Biogen Idec, Inc.	A-	4.05 - 6.88	03/01/18 - 09/15/25	5,000,000	5,217,733
Humana, Inc.	A-	3.85 - 7.20	06/15/18 - 10/01/24	5,000,000	5,220,966
Owens & Minor, Inc.	BBB	3.88 - 4.38	09/15/21 - 12/15/24	5,000,000	4,959,503
Quest Diagnostics, Inc.	BBB+	3.50 - 4.75	01/30/20 - 03/30/25	4,700,000	4,961,296
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	4,986,330
Other Securities				37,000,000	38,713,167

					69,702,785

INDUSTRIALS (4.0%)
Verisk Analytics, Inc.	BBB-	4.00	06/15/25	5,000,000	5,070,195
Other Securities				38,650,000	39,651,664

					44,721,859

INFORMATION TECHNOLOGY (6.4%)
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,271,965
Arrow Electronics, Inc.	BBB-	4.00 - 6.88	06/01/18 - 04/01/25	5,000,000	5,177,233
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	5,009,615
Fidelity Nat’l. Information	BBB	3.88	06/05/24	5,000,000	5,101,300
Juniper Networks, Inc.	BBB	4.50 - 4.60	03/15/21 - 03/15/24	5,000,000	5,209,021
Keysight Technologies, Inc.	BBB-	4.55	10/30/24	5,000,000	4,949,865
Lam Research Corp.	BBB	2.75	03/15/20	5,000,000	5,010,350
Motorola Solutions, Inc.	BBB-	3.75 - 4.00	05/15/22 - 09/01/24	5,000,000	5,044,241
Other Securities				28,868,000	29,774,605

					70,548,195

MATERIALS (5.2%)
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,144,320
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	4,841,890
Valspar Corp.	BBB	3.95	01/15/26	5,000,000	4,998,520
Other Securities				42,100,000	42,268,905

					57,253,635

REAL ESTATE (4.3%)
American Tower Corp.	BBB-	4.50	01/15/18	5,000,000	5,131,965
Mack-Cali Realty LP	BBB-	4.50	04/18/22	5,000,000	5,031,315
Other Securities				36,050,000	37,018,633

					47,181,913

TELECOMMUNICATION SERVICES (0.6%)
AT&T, Inc.	BBB+	3.00	02/15/22 - 06/30/22	5,000,000	4,942,566
Other Securities				2,000,000	2,140,226

					7,082,792

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value

LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
UTILITIES (2.0%)
National Fuel Gas Co.	BBB	4.90 - 5.20	12/01/21 - 07/15/25	$5,000,000	$5,252,016
SCANA Corp.	BBB	4.13 - 4.75	05/15/21 - 02/01/22	5,000,000	5,087,263
Other Securities				11,225,000	11,403,345

					21,742,624

SOVEREIGN DEBT (0.3%)
Sri Lanka AID	NR	6.59	09/15/28	2,976,293	3,558,307

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,091,045,915) 99.2%					1,099,961,970

SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.6%)
Novartis Finance Corp.†	A-1+	0.50	01/03/17	6,200,000	6,199,742

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,199,742) 0.6%					6,199,742

TOTAL INVESTMENTS (Cost: $1,097,245,657) 99.8%					1,106,161,712

OTHER NET ASSETS 0.2%					2,329,656

NET ASSETS 100.0%					$1,108,491,368

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

SUMMARY FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2016

Abbreviations:	ARM = Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

“ Other Securities” represent securities in the respective category that individually, or in the aggregate by issuer, do not exceed 1% of net assets.

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$21,647,390	1.0%
ALL AMERICA FUND	$13,499,113	4.6%
SMALL CAP VALUE FUND	$6,999,643	1.5%
SMALL CAP GROWTH FUND	$6,649,585	1.5%
MID CAP VALUE FUND	$2,499,831	2.6%
MID-CAP EQUITY INDEX FUND	$23,248,364	1.9%
INTERNATIONAL FUND	$7,699,579	2.0%
COMPOSITE FUND	$4,057,685	2.2%
MONEY MARKET FUND	$33,351,171	52.9%
MID-TERM BOND FUND	$6,514,682	1.3%
BOND FUND	$17,521,607	1.6%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2016, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	722	E-mini S&P 500 Stock Index	P	March 2017	$80,726,820	($699,807)	3.7%
ALL AMERICA FUND	113	E-mini S&P 500 Stock Index	P	March 2017	$12,634,530	($127,974)	4.3%
MID-CAP EQUITY INDEX FUND	328	E-mini S&P MidCap 400 Stock Index	P	March 2017	$54,418,480	($914,414)	4.4%

(a)	Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
ASSETS:
Investments at fair value

(Cost:  Equity Index Fund — $1,371,347,903

All America Fund — $228,150,975

Small Cap Value Fund — $352,092,341

Small Cap Growth Fund — $379,527,856

Mid Cap Value Fund — $80,546,367

Mid-Cap Equity Index Fund — $959,142,479

International Fund — $390,967,681

Composite Fund — $159,847,380

Retirement Income Fund — $75,283,823

2010 Retirement Fund — $24,994,324

2015 Retirement Fund — $137,910,936

2020 Retirement Fund — $397,064,347

2025 Retirement Fund — $459,207,294)

(Notes 1 and 3)	$2,141,000,015	$295,307,524	$467,787,282	$433,173,228	$98,915,201
Cash	32,756	227,526	84,277	10,306	39,051
Interest and dividends receivable	2,622,381	350,365	337,895	221,457	165,780
Receivable for securities sold	—	238,354	454,925	—	—
Other receivables	—	—	—	—	—

TOTAL ASSETS	2,143,655,152	296,123,769	468,664,379	433,404,991	99,120,032

LIABILITIES:
Due to custodian bank	—	—	—	—	—
Payable for securities purchased	—	225,192	3,811,730	590,582	1,100,831
Payable for daily variation on future contracts	330,530	50,285	—	—	—
Accrued expenses	6,885	4,564	10,772	8,223	1,886

TOTAL LIABILITIES:	337,415	280,041	3,822,502	598,805	1,102,717

NET ASSETS	$2,143,317,737	$295,843,728	$464,841,877	$432,806,186	$98,017,315

NUMBER OF SHARES OUTSTANDING (Note 4)	613,796,674	129,150,212	275,365,315	335,357,612	62,318,941

NET ASSET VALUES, offering and redemption price per share	$3.49	$2.29	$1.69	$1.29	$1.57

COMPONENTS OF NET ASSETS:
Paid-in capital	$1,313,876,392	$193,271,856	$322,929,107	$361,641,730	$74,080,849
Accumulated undistributed net investment income (loss)	38,981,241	4,004,203	4,275,125	125,500	1,068,227
Accumulated undistributed net realized gain (loss) on investments and futures contracts	21,507,799	31,539,094	21,942,704	17,393,584	4,499,405
Net unrealized appreciation (depreciation) of investments and futures contracts	768,952,305	67,028,575	115,694,941	53,645,372	18,368,834

NET ASSETS	$2,143,317,737	$295,843,728	$464,841,877	$432,806,186	$98,017,315

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corp.

The accompanying notes are an integral part of these financial statements.

Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$1,243,743,820	$376,643,630	$181,435,894	$75,701,194	(a)	$25,683,282	(a)	$146,393,227	(a)	$425,845,263	(a)	$504,130,916	(a)
96,312	87,158	136,892	—		—		—		—		—
1,434,184	—	525,615	—		—		—		—		—
—	—	818	—		—		—		—		—
—	—	181	—		—		—		—		—

1,245,274,316	376,730,788	182,099,400	75,701,194		25,683,282		146,393,227		425,845,263		504,130,916

—	—	—	—		—		—		—		—
—	—	956,013	—		—		—		—		—
231,420	—	—	—		—		—		—		—
5,721	2,295	—	1,299		98		1,473		1,446		1,626

237,141	2,295	956,013	1,299		98		1,473		1,446		1,626

$1,245,037,175	$376,728,493	$181,143,387	$75,699,895		$25,683,184		$146,391,754		$425,843,817		$504,129,290

574,306,144	506,896,525	92,999,300	67,312,624		25,875,441		142,136,674		372,702,026		415,825,169

$2.17	$0.74	$1.95	$1.12		$0.99		$1.03		$1.14		$1.21

$872,145,580	$381,324,652	$134,618,554	$72,687,107		$23,384,386		$128,550,398		$374,629,271		$433,580,108
16,421,998	9,884,641	3,748,522	1,539,981		543,546		3,028,460		7,891,832		8,443,812

72,782,670	(156,749)	21,187,797	1,055,436		1,066,294		6,330,605		14,541,798		17,181,748

283,686,927	(14,324,051)	21,588,514	417,371		688,958		8,482,291		28,780,916		44,923,622

$1,245,037,175	$376,728,493	$181,143,387	$75,699,895		$25,683,184		$146,391,754		$425,843,817		$504,129,290

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2016

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
ASSETS:
Investments at fair value
(Cost: 2030 Retirement Fund — $374,155,855 2035 Retirement Fund — $314,308,723 2040 Retirement Fund — $254,080,970 2045 Retirement Fund — $290,458,287 2050 Retirement Fund — $159,435,236 2055 Retirement Fund — $3,288,549 Conservative Allocation Fund — $133,925,269 Moderate Allocation Fund — $302,933,526 Aggressive Allocation Fund — $216,658,157 Money Market Fund — $63,041,817 Mid-Term Bond Fund — $488,605,134 Bond Fund — $1,097,245,657) (Notes 1 and 3)	$416,287,788	(a)	$351,838,477	(a)	$285,698,307	(a)	$332,407,771	(a)	$164,048,915	(a)
Cash	—		—		—		—		—
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Other receivables	—		—		—		—		—

TOTAL ASSETS	416,287,788		351,838,477		285,698,307		332,407,771		164,048,915

LIABILITIES:
Due to custodian bank	—		—		—		—		—
Payable for securities purchased	—		—		—		—		—
Payable for daily variation on future contracts	—		—		—		—		—
Accrued expenses	1,329		1,120		947		1,083		398

TOTAL LIABILITIES	1,329		1,120		947		1,083		398

NET ASSETS	$416,286,459		$351,837,357		$285,697,360		$332,406,688		$164,048,517

NUMBER OF SHARES OUTSTANDING (Note 4)	334,109,962		281,100,694		230,643,020		268,924,524		112,896,396

NET ASSET VALUES, offering and redemption price per share	$1.25		$1.25		$1.24		$1.24		$1.45

COMPONENTS OF NET ASSETS:
Paid-in capital	$351,596,852		$295,281,018		$237,663,306		$272,317,836		$152,359,035
Accumulated undistributed net investment income (loss)	6,471,545		5,090,035		3,936,958		4,492,530		1,952,198
Accumulated undistributed net realized gain (loss) on investments and futures contracts	16,086,129		13,936,550		12,479,759		13,646,838		5,123,605
Net unrealized appreciation (depreciation) of investments and futures contracts	42,131,933		37,529,754		31,617,337		41,949,484		4,613,679

NET ASSETS	$416,286,459		$351,837,357		$285,697,360		$332,406,688		$164,048,517

†	Fund commenced operations on October 1, 2016.

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corp.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund†		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$3,319,422	(a)	$139,521,876	(a)	$347,008,117	(a)	$263,729,799	(a)	$63,041,902	$489,079,346	$1,106,161,712
—		—		—		—		5,560	—	4,121
—		—		—		—		—	3,204,920	8,073,219
—		—		—		—		—	—	3,116
—		—		—		—		—	11,033	—

3,319,422		139,521,876		347,008,117		263,729,799		63,047,462	492,295,299	1,114,242,168

—		—		—		—		—	24,748	—
—		—		—		—		—	—	5,736,481
—		—		—		—		—	—	—
3		137		203		173		486	—	14,319

3		137		203		173		486	24,748	5,750,800

$3,319,419		$139,521,739		$347,007,914		$263,729,626		$63,046,976	$492,270,551	$1,108,491,368

3,191,688		115,118,175		241,781,963		161,691,427		52,661,579	472,826,923	772,998,898

$1.04		$1.21		$1.44		$1.63		$1.20	$1.04	$1.43

$3,304,885		$128,468,220		$288,442,132		$200,671,813		$62,965,248	$479,515,432	$1,064,607,904
—		3,053,004		6,887,282		4,432,394		83,111	11,551,690	32,730,237

(16,339)		2,403,908		7,603,909		11,553,777		(1,468)	729,217	2,237,172

30,873		5,596,607		44,074,591		47,071,642		85	474,212	8,916,055

$3,319,419		$139,521,739		$347,007,914		$263,729,626		$63,046,976	$492,270,551	$1,108,491,368

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2016

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$41,974,578	$5,591,673	$7,726,113	$3,416,729	$1,788,150
Interest	223,815	22,203	65,848	59,681	11,751

Total income	42,198,393	5,613,876	7,791,961	3,476,410	1,799,901

EXPENSES:
Investment advisory fees (Note 2)	1,450,654	1,144,136	2,929,353	2,963,049	462,084
Other operating expenses:
Accounting and recordkeeping expenses	394,991	117,553	82,378	84,119	25,322
Shareholders reports	18,288	22,820	18,578	18,395	16,575
Custodian expenses	48,543	77,181	20,654	15,334	9,561
Independent directors’ fees and expenses	136,548	20,986	27,642	28,133	6,441
Audit	57,927	20,511	18,126	18,923	6,296
Legal and Compliance	97,789	34,625	30,600	31,944	10,628
Administrative	347,190	53,359	70,284	71,532	16,377
Licenses	161,587	14,901	—	—	—
Other	56,899	8,745	11,518	11,723	2,684

Total operating expenses	1,319,762	370,681	279,780	280,103	93,884

Total expenses before reimbursement	2,770,416	1,514,817	3,209,133	3,243,152	555,968
Fee waiver and expense reimbursement (Note 2)	—	—	—	—	—

Net Expenses	2,770,416	1,514,817	3,209,133	3,243,152	555,968

Net Investment Income (Loss)	39,427,977	4,099,059	4,582,828	233,258	1,243,933

NET REALIZED AND UNREALIZED GAIN (LOSS) oN INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	39,029,085	38,761,892	21,162,617	17,695,904	4,570,150
Futures contracts	6,216,836	142,625	—	—	—
Gain distributions from Mutual of America Investment Corp. Funds	—	—	—	—	—

	45,245,921	38,904,517	21,162,617	17,695,904	4,570,150

Change in net unrealized appreciation (depreciation) of:
Investment securities	137,355,218	(11,550,557)	49,990,802	14,374,516	7,222,550
Futures contracts	(521,041)	(95,380)	—	—	—

	136,834,177	(11,645,937)	49,990,802	14,374,516	7,222,550

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	182,080,098	27,258,580	71,153,419	32,070,420	11,792,700

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$221,508,075	$31,357,639	$75,736,247	$32,303,678	$13,036,633

(a)	The Retirement and Allocation Funds invest in affiliated funds of Mutual of America Investment Corporation and receive dividend income entirely from these affiliated funds.

(b)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds also bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds resulted from the disposition of shares of the underlying funds.

(d)	Net of foreign taxes of $737,270.

The accompanying notes are an integral part of these financial statements.

Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$18,478,748	$10,262,567 (d)	$2,250,031	$1,590,936	(a)	$552,012	(a)	$3,118,498	(a)	$8,086,666	(a)	$8,649,545	(a)
149,528	43,284	2,425,546	—		—		—		—		—

18,628,276	10,305,851	4,675,577	1,590,936		552,012		3,118,498		8,086,666		8,649,545

795,892	250,457	712,107	33,726	(b)	12,499	(b)	72,199	(b)	191,375	(b)	217,548	(b)

226,044	58,893	69,540	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
18,385	14,380	21,162	15,489	(b)	14,113	(b)	17,226	(b)	16,538	(b)	16,357	(b)
56,653	5,870	28,551	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
75,274	21,999	13,794	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
38,689	1,677	13,483	5,145	(b)	1,697	(b)	11,966	(b)	30,494	(b)	34,291	(b)
65,313	2,830	22,760	6,154	(b)	2,031	(b)	14,312	(b)	36,471	(b)	41,013	(b)
191,394	55,936	35,074	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
89,077	—	—	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
31,367	9,168	5,748	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)

792,196	170,753	210,112	26,788		17,841		43,504		83,503		91,661

1,588,088	421,210	922,219	60,514		30,340		115,703		274,878		309,209
—	—	—	—		(17,841)		—		—		—

1,588,088	421,210	922,219	60,514		12,499		115,703		274,878		309,209

17,040,188	9,884,641	3,753,358	1,530,422		539,513		3,002,795		7,811,788		8,340,336

67,460,637	1,581,427	23,489,051	610,474	(c)	796,287	(c)	4,149,665	(c)	7,730,648	(c)	7,189,083	(c)
8,570,791	—	—	—		—		—		—		—
—	—	—	669,868		311,378		2,275,074		7,420,590		10,786,758

76,031,428	1,581,427	23,489,051	1,280,342		1,107,665		6,424,739		15,151,238		17,975,841

111,761,308	(5,032,541)	(13,674,781)	1,149,321		710		1,217,614		8,601,495		15,514,743
(587,487)	—	—	—		—		—		—		—

111,173,821	(5,032,541)	(13,674,781)	1,149,321		710		1,217,614		8,601,495		15,514,743

187,205,249	(3,451,114)	9,814,270	2,429,663		1,108,375		7,642,353		23,752,733		33,490,584

$204,245,437	$6,433,527	$13,567,628	$3,960,085		$1,647,888		$10,645,148		$31,564,521		$41,830,920

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2016

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$6,640,185	(a)	$5,231,928	(a)	$4,059,018	(a)	$4,638,545	(a)	$2,019,178	(a)
Interest	—		—		—		—		—

Total income	6,640,185		5,231,928		4,059,018		4,638,545		2,019,178

EXPENSES:
Investment advisory fees (Note 2)	178,730	(b)	149,246	(b)	121,502	(b)	143,290	(b)	60,792	(b)
Other operating expenses:
Accounting and recordkeeping expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Shareholders reports	16,358	(b)	16,381	(b)	16,457	(b)	16,428	(b)	14,758	(b)
Custodian expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Independent directors’ fees and expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Audit	28,120	(b)	23,527	(b)	19,248	(b)	22,665	(b)	8,562	(b)
Legal and Compliance	33,633	(b)	28,140	(b)	23,022	(b)	27,107	(b)	10,241	(b)
Administrative	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Licenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Other	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)

Total operating expenses	78,111		68,048		58,727		66,200		33,561

Total expenses before reimbursement	256,841		217,294		180,229		209,490		94,353
Fee waiver and expense reimbursement (Note 2)	—		—		—		—		—

Net Expenses	256,841		217,294		180,229		209,490		94,353

Net investment Income (Loss)	6,383,344		5,014,634		3,878,789		4,429,055		1,924,825

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	6,546,328	(c)	4,834,304	(c)	4,575,913	(c)	4,172,059	(c)	597,598	(c)
Futures contracts	—		—		—		—		—
Gain distributions from Mutual of America Investment Corp. Funds	10,096,143		9,544,353		8,190,746		9,905,200		4,555,203

	16,642,471		14,378,657		12,766,659		14,077,259		5,152,801

Change in net unrealized appreciation (depreciation) of:
Investment securities	14,528,108		14,207,037		11,424,558		14,717,213		8,103,703
Futures contracts	—		—		—		—		—

	14,528,108		14,207,037		11,424,558		14,717,213		8,103,703

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	31,170,579		28,585,694		24,191,217		28,794,472		13,256,504

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,553,923		$33,600,328		$28,070,006		$33,223,527		$15,181,329

†	For the period October 1, 2016 (Commencement of Operations) to December 31, 2016.

(a)	The Retirement and Allocation Funds invest in affiliated funds of Mutual of America Investment Corporation and receive dividend income entirely from these affiliated funds.

(b)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds also bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds resulted from the disposition of shares of the underlying funds.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund†		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$—		$3,071,655	(a)	$6,889,754	(a)	$4,441,093	(a)	$—	$—	$—
—		—		—		—		257,737	13,732,099	37,534,502

—		3,071,655		6,889,754		4,441,093		257,737	13,732,099	37,534,502

132	(b)	—	(b)	—	(b)	—	(b)	93,945	1,876,855	4,130,121

—	(b)	—	(b)	—	(b)	—	(b)	18,154	107,153	247,083
1,273	(b)	16,814	(b)	16,509	(b)	16,653	(b)	15,789	18,984	19,229
—	(b)	—	(b)	—	(b)	—	(b)	13,793	9,060	27,999
—	(b)	—	(b)	—	(b)	—	(b)	5,106	33,469	75,619
—	(b)	10,699	(b)	26,187	(b)	20,282	(b)	4,736	13,333	29,922
2	(b)	12,795	(b)	31,320	(b)	24,258	(b)	7,995	22,506	50,512
—	(b)	—	(b)	—	(b)	—	(b)	12,981	85,100	192,270
—	(b)	—	(b)	—	(b)	—	(b)	—	—	—
—	(b)	—	(b)	—	(b)	—	(b)	2,127	13,947	31,510

1,275		40,308		74,016		61,193		80,681	303,552	674,144

1,407		40,308		74,016		61,193		174,626	2,180,407	4,804,265
(1,275)		—		—		—		—	—	—

132		40,308		74,016		61,193		174,626	2,180,407	4,804,265

(132)		3,031,347		6,815,738		4,379,900		83,111	11,551,692	32,730,237

(16,339	)(c)	1,142,223	(c)	5,378,085	(c)	8,583,928	(c)	(26)	729,217	2,266,244
—		—		—		—		—	—	—
—		1,426,267		6,512,266		7,146,126		—	—	—

(16,339)		2,568,490		11,890,351		15,730,054		(26)	729,217	2,266,244

30,873		2,812,869		9,992,223		6,155,891		(1,000)	3,108,491	11,554,313
—		—		—		—		—	—	—

30,873		2,812,869		9,992,223		6,155,891		(1,000)	3,108,491	11,554,313

14,534		5,381,359		21,882,574		21,885,945		(1,026)	3,837,708	13,820,557

$14,402		$8,412,706		$28,698,312		$26,265,845		$82,085	$15,389,400	$46,550,794

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Equity Index Fund		All America Fund
	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$39,427,977	$35,259,619	$4,099,059	$4,112,031
Net realized gain (loss) on investments and futures contracts	45,245,921	37,927,338	38,904,517	16,404,603
Change in net unrealized appreciation (depreciation) of investments and futures contracts	136,834,177	(50,421,811)	(11,645,937)	(20,193,366)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	221,508,075	22,765,146	31,357,639	323,268

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	(34,619,166)	(29,188,647)	(3,947,519)	(4,193,905)
From net realized gains	(49,908,340)	(65,074,652)	(17,354,545)	(19,549,735)

Total distributions	(84,527,506)	(94,263,299)	(21,302,064)	(23,743,640)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	209,534,199	204,460,581	3,905,224	4,787,618
Dividends reinvested	84,527,506	94,263,299	21,302,064	23,743,640
Cost of shares redeemed	(141,946,780)	(162,113,848)	(34,216,260)	(34,496,884)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	152,114,925	136,610,032	(9,008,972)	(5,965,626)

INCREASE (DECREASE) IN NET ASSETS	289,095,494	65,111,879	1,046,603	(29,385,998)
NET ASSETS, BEGINNING OF PERIOD	1,854,222,243	1,789,110,364	294,797,125	324,183,123

NET ASSETS, END OF PERIOD	$2,143,317,737	$1,854,222,243	$295,843,728	$294,797,125

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$38,981,241	$34,349,119	$4,004,203	$3,873,755

OTHER INFORMATION:
Shares outstanding at the beginning of period	568,528,724	524,974,834	132,899,216	134,209,249

Shares sold	62,532,808	60,445,948	1,762,928	1,997,801
Shares issued as reinvestment of dividends	25,622,727	30,604,709	9,891,307	11,136,977
Shares redeemed	(42,887,585)	(47,496,767)	(15,403,239)	(14,444,811)

Net increase (decrease)	45,267,950	43,553,890	(3,749,004)	(1,310,033)

Shares outstanding at the end of period	613,796,674	568,528,724	129,150,212	132,899,216

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
2016	2015	2016	2015	2016	2015	2016	2015

$4,582,828	$4,461,545	$233,258	$(496,788)	$1,243,933	$1,301,152	$17,040,188	$14,666,361
21,162,617	6,017,598	17,695,904	39,518,825	4,570,150	4,517,447	76,031,428	71,340,246

49,990,802	(23,441,857)	14,374,516	(49,504,619)	7,222,550	(8,503,711)	111,173,821	(109,187,366)

75,736,247	(12,962,714)	32,303,678	(10,482,582)	13,036,633	(2,685,112)	204,245,437	(23,180,759)

(3,473,986)	(3,251,696)	—	—	(1,115,504)	(944,993)	(13,403,568)	(11,340,680)
(5,500,345)	(23,962,528)	(39,762,021)	(50,286,630)	(4,887,020)	(5,149,406)	(71,656,832)	(62,570,149)

(8,974,331)	(27,214,224)	(39,762,021)	(50,286,630)	(6,002,524)	(6,094,399)	(85,060,400)	(73,910,829)

37,892,425	27,883,451	35,062,988	44,124,233	11,023,289	7,424,648	134,367,488	98,724,678
8,974,331	27,214,224	39,762,021	50,286,630	6,002,524	6,094,399	85,060,400	73,910,829
(25,255,029)	(31,909,045)	(36,184,437)	(44,366,736)	(7,572,114)	(15,537,986)	(70,973,227)	(98,775,032)

21,611,727	23,188,630	38,640,572	50,044,127	9,453,699	(2,018,939)	148,454,661	73,860,475

88,373,643	(16,988,308)	31,182,229	(10,725,085)	16,487,808	(10,798,450)	267,639,698	(23,231,113)
376,468,234	393,456,542	401,623,957	412,349,042	81,529,507	92,327,957	977,397,477	1,000,628,590

$464,841,877	$376,468,234	$432,806,186	$401,623,957	$98,017,315	$81,529,507	$1,245,037,175	$977,397,477

$4,275,125	$4,084,760	$125,500	$—	$1,068,227	$1,149,851	$16,421,998	$13,506,294

261,696,017	244,764,120	304,121,411	268,125,197	55,990,109	56,753,645	501,311,878	462,801,870

24,832,010	17,874,943	27,646,314	28,422,542	7,281,442	4,647,065	65,449,391	46,010,863
5,991,779	19,225,751	31,953,741	36,898,275	4,184,209	4,252,622	43,133,705	37,933,784
(17,154,491)	(20,168,797)	(28,363,854)	(29,324,603)	(5,136,819)	(9,663,223)	(35,588,830)	(45,434,639)

13,669,298	16,931,897	31,236,201	35,996,214	6,328,832	(763,536)	72,994,266	38,510,008

275,365,315	261,696,017	335,357,612	304,121,411	62,318,941	55,990,109	574,306,144	501,311,878

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	International Fund		Composite Fund
	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$9,884,641	$7,642,431	$3,753,358	$3,663,278
Net realized gain (loss) on investments and futures contracts	1,581,427	507	23,489,051	8,731,574
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(5,032,541)	(12,251,849)	(13,674,781)	(10,775,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,433,527	(4,608,911)	13,567,628	1,618,927

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	(7,642,431)	(8,132,055)	(3,658,442)	(3,937,658)
From net realized gains	(507)	(101,057)	(10,434,654)	(1,373,297)

Total distributions	(7,642,938)	(8,233,112)	(14,093,096)	(5,310,955)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	68,349,676	75,820,430	6,797,815	6,788,566
Dividends reinvested	7,642,938	8,233,112	14,093,096	5,310,955
Cost of shares redeemed	(17,474,443)	(15,625,361)	(19,136,304)	(22,318,528)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	58,518,171	68,428,181	1,754,607	(10,219,007)

INCREASE (DECREASE) IN NET ASSETS	57,308,760	55,586,158	1,229,139	(13,911,035)
NET ASSETS, BEGINNING OF PERIOD	319,419,733	263,833,575	179,914,248	193,825,283

NET ASSETS, END OF PERIOD	$376,728,493	$319,419,733	$181,143,387	$179,914,248

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$9,884,641	$7,642,431	$3,748,522	$3,658,946

OTHER INFORMATION:
Shares outstanding at the beginning of period	427,541,926	341,369,894	91,853,422	96,812,141

Shares sold	92,830,402	94,702,675	3,474,216	3,377,546
Shares issued as reinvestment of dividends	10,348,096	11,091,742	7,481,435	2,786,254
Shares redeemed	(23,823,899)	(19,622,385)	(9,809,773)	(11,122,519)

Net increase (decrease)	79,354,599	86,172,032	1,145,878	(4,958,719)

Shares outstanding at the end of period	506,896,525	427,541,926	92,999,300	91,853,422

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
2016	2015	2016	2015	2016	2015	2016	2015

$1,530,422	$1,376,527	$539,513	$556,007	$3,002,795	$3,205,193	$7,811,788	$7,109,898
1,280,342	2,259,915	1,107,665	1,450,104	6,424,739	9,360,361	15,151,238	15,854,789

1,149,321	(3,452,698)	710	(1,915,105)	1,217,614	(12,144,914)	8,601,495	(23,312,046)

3,960,085	183,744	1,647,888	91,006	10,645,148	420,640	31,564,521	(347,359)

(1,417,706)	(1,043,642)	(579,461)	(553,391)	(3,360,637)	(3,145,220)	(7,495,794)	(5,971,939)
(2,334,883)	(1,507,057)	(1,449,643)	(1,342,011)	(8,964,100)	(8,330,888)	(15,116,286)	(14,219,639)

(3,752,589)	(2,550,699)	(2,029,104)	(1,895,402)	(12,324,737)	(11,476,108)	(22,612,080)	(20,191,578)

19,963,945	24,013,651	4,860,985	4,789,683	12,428,714	21,012,564	60,741,136	70,945,700
3,752,589	2,550,699	2,029,104	1,895,402	12,324,737	11,476,108	22,612,080	20,191,578
(11,713,859)	(14,242,810)	(6,387,715)	(5,876,669)	(25,443,200)	(26,833,644)	(30,060,119)	(27,041,015)

12,002,675	12,321,540	502,374	808,416	(689,749)	5,655,028	53,293,097	64,096,263

12,210,171	9,954,585	121,158	(995,980)	(2,369,338)	(5,400,440)	62,245,538	43,557,326
63,489,724	53,535,139	25,562,026	26,558,006	148,761,092	154,161,532	363,598,279	320,040,953

$75,699,895	$63,489,724	$25,683,184	$25,562,026	$146,391,754	$148,761,092	$425,843,817	$363,598,279

$1,539,981	$1,417,706	$543,546	$579,461	$3,028,460	$3,360,634	$7,891,832	$7,495,794

56,717,917	46,045,385	25,303,663	24,456,165	142,339,770	136,513,695	325,767,231	270,183,637

17,515,224	20,666,143	4,798,782	4,464,838	11,829,560	18,812,865	53,304,303	60,145,525
3,360,539	2,293,417	2,071,565	1,895,626	12,201,031	11,117,706	20,334,111	18,386,686
(10,281,056)	(12,287,028)	(6,298,569)	(5,512,966)	(24,233,687)	(24,104,496)	(26,703,619)	(22,948,617)

10,594,707	10,672,532	571,778	847,498	(203,096)	5,826,075	46,934,795	55,583,594

67,312,624	56,717,917	25,875,441	25,303,663	142,136,674	142,339,770	372,702,026	325,767,231

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31, 2016

	2025 Retirement Fund		2030 Retirement Fund
	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$8,340,336	$7,016,193	$6,383,344	$5,515,774
Net realized gain (loss) on investments and futures contracts	17,975,841	18,034,836	16,642,471	17,057,812
Change in net unrealized appreciation (depreciation) of investments and futures contracts	15,514,743	(26,452,633)	14,528,108	(23,904,450)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,830,920	(1,401,604)	37,553,923	(1,330,864)

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	(7,530,298)	(5,804,497)	(5,967,073)	(4,662,610)
From net realized gains	(17,294,855)	(12,670,849)	(16,440,817)	(11,054,574)

Total distributions	(24,825,153)	(18,475,346)	(22,407,890)	(15,717,184)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	83,094,922	82,443,284	65,836,378	68,504,048
Dividends reinvested	24,825,153	18,475,346	22,407,890	15,717,184
Cost of shares redeemed	(16,754,823)	(16,173,335)	(15,151,173)	(16,185,115)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	91,165,252	84,745,295	73,093,095	68,036,117

INCREASE (DECREASE) IN NET ASSETS	108,171,019	64,868,345	88,239,128	50,988,069
NET ASSETS, BEGINNING OF PERIOD	395,958,271	331,089,926	328,047,331	277,059,262

NET ASSETS, END OF PERIOD	$504,129,290	$395,958,271	$416,286,459	$328,047,331

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$8,443,812	$7,530,298	$6,471,545	$5,967,073

OTHER INFORMATION:
Shares outstanding at the beginning of period	339,214,646	268,929,635	273,996,553	218,780,055

Shares sold	69,668,887	67,229,996	53,895,949	54,499,347
Shares issued as reinvestment of dividends	21,243,935	16,139,959	18,787,249	13,413,210
Shares redeemed	(14,302,299)	(13,084,944)	(12,569,789)	(12,696,059)

Net increase (decrease)	76,610,523	70,285,011	60,113,409	55,216,498

Shares outstanding at the end of period	415,825,169	339,214,646	334,109,962	273,996,553

†	For the period October 1, 2016 (Commencement of Operations) to December 31, 2016.

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund		2055 Retirement Fund†
2016	2015	2016	2015	2016	2015	2016	2015	2016

$5,014,634	$4,252,445	$3,878,789	$3,284,944	$4,429,055	$3,928,537	$1,924,825	$1,187,955	$(132)
14,378,657	15,875,085	12,766,659	13,971,726	14,077,259	16,640,145	5,152,801	3,869,216	(16,339)
14,207,037	(21,741,597)	11,424,558	(19,277,737)	14,717,213	(23,075,308)	8,103,703	(6,445,213)	30,873

33,600,328	(1,614,067)	28,070,006	(2,021,067)	33,223,527	(2,506,626)	15,181,329	(1,388,042)	14,402

(4,653,592)	(3,637,561)	(3,629,694)	(2,857,782)	(4,323,009)	(3,540,101)	(1,305,214)	(592,908)	—
(15,229,224)	(8,709,705)	(13,528,794)	(7,858,679)	(16,121,366)	(9,449,171)	(3,752,852)	(1,150,118)	—

(19,882,816)	(12,347,266)	(17,158,488)	(10,716,461)	(20,444,375)	(12,989,272)	(5,058,066)	(1,743,026)	—

59,045,385	55,367,374	43,339,746	45,547,857	43,884,460	43,558,908	57,049,790	47,515,756	3,695,700
19,882,816	12,347,266	17,158,488	10,716,461	20,444,375	12,989,272	5,058,066	1,743,026	—
(12,123,049)	(12,291,501)	(7,616,743)	(10,232,468)	(9,251,474)	(8,607,985)	(2,077,210)	(2,444,022)	(390,683)

66,805,152	55,423,139	52,881,491	46,031,850	55,077,361	47,940,195	60,030,646	46,814,760	3,305,017

80,522,664	41,461,806	63,793,009	33,294,322	67,856,513	32,444,297	70,153,909	43,683,692	3,319,419
271,314,693	229,852,887	221,904,351	188,610,029	264,550,175	232,105,878	93,894,608	50,210,916	—

$351,837,357	$271,314,693	$285,697,360	$221,904,351	$332,406,688	$264,550,175	$164,048,517	$93,894,608	$3,319,419

$5,090,035	$4,653,592	$3,936,958	$3,629,694	$4,492,530	$4,323,009	$1,952,198	$1,305,214	$—

226,218,710	181,398,047	186,547,652	149,253,147	222,683,482	183,851,790	69,495,056	36,041,942	—

48,252,870	43,936,915	35,902,529	36,160,229	36,492,502	34,477,445	41,228,623	33,863,211	3,598,978
16,701,779	10,525,529	14,602,732	9,186,890	17,462,750	11,149,772	3,680,293	1,315,493	—
(10,072,665)	(9,641,781)	(6,409,893)	(8,052,614)	(7,714,210)	(6,795,525)	(1,507,576)	(1,725,590)	(407,290)

54,881,984	44,820,663	44,095,368	37,294,505	46,241,042	38,831,692	43,401,340	33,453,114	3,191,688

281,100,694	226,218,710	230,643,020	186,547,652	268,924,524	222,683,482	112,896,396	69,495,056	3,191,688

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31, 2016

	Conservative Allocation Fund		Moderate Allocation Fund
	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$3,031,347	$2,969,049	$6,815,738	$6,722,983
Net realized gain (loss) on investments and futures contracts	2,568,490	3,665,869	11,890,351	17,367,764
Change in net unrealized appreciation (depreciation) of investments and futures contracts	2,812,869	(6,166,634)	9,992,223	(23,664,759)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,412,706	468,284	28,698,312	425,988

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	(3,062,118)	(2,608,918)	(7,136,729)	(6,514,098)
From net realized gains	(3,660,743)	(3,800,636)	(15,163,373)	(15,635,475)

Total distributions	(6,722,861)	(6,409,554)	(22,300,102)	(22,149,573)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	17,454,029	19,677,859	24,930,266	24,101,254
Dividends reinvested	6,722,861	6,409,554	22,300,102	22,149,573
Cost of shares redeemed	(14,107,929)	(14,906,335)	(22,771,198)	(23,584,888)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	10,068,961	11,181,078	24,459,170	22,665,939

INCREASE (DECREASE) IN NET ASSETS	11,758,806	5,239,808	30,857,380	942,354
NET ASSETS, BEGINNING OF PERIOD	127,762,933	122,523,125	316,150,534	315,208,180

NET ASSETS, END OF PERIOD	$139,521,739	$127,762,933	$347,007,914	$316,150,534

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$3,053,004	$3,062,120	$6,887,282	$7,136,729

OTHER INFORMATION:
Shares outstanding at the beginning of period	106,833,345	97,670,821	224,315,530	208,049,805

Shares sold	14,299,004	15,752,829	17,451,268	16,033,248
Shares issued as reinvestment of dividends	5,611,058	5,414,572	16,016,276	16,001,333
Shares redeemed	(11,625,232)	(12,004,877)	(16,001,111)	(15,768,856)

Net increase (decrease)	8,284,830	9,162,524	17,466,433	16,265,725

Shares outstanding at the end of period	115,118,175	106,833,345	241,781,963	224,315,530

The accompanying notes are an integral part of these financial statements.

Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
2016	2015	2016	2015	2016	2015	2016	2015

$4,379,900	$4,650,678	$83,111	$(80,292)	$11,551,692	$12,125,546	$32,730,237	$29,240,973
15,730,054	16,729,039	(26)	(1,442)	729,217	696,581	2,266,244	1,591,512

6,155,891	(22,197,912)	(1,000)	(3,287)	3,108,491	(10,264,191)	11,554,313	(28,238,502)

26,265,845	(818,195)	82,085	(85,021)	15,389,400	2,557,936	46,550,794	2,593,983

(5,034,207)	(4,669,780)	—	—	(12,125,546)	(10,593,944)	(29,240,973)	(31,506,309)
(16,088,598)	(16,880,272)	—	—	(696,581)	(1,564,411)	(1,620,584)	(1,601,325)

(21,122,805)	(21,550,052)	—	—	(12,822,127)	(12,158,355)	(30,861,557)	(33,107,634)

10,983,920	11,577,351	10,516,506	8,953,288	69,654,159	64,053,401	135,038,720	130,055,610
21,122,805	21,550,052	—	—	12,822,127	12,158,355	30,861,557	33,107,634
(22,242,770)	(16,836,727)	(14,232,032)	(19,666,616)	(44,859,350)	(49,758,493)	(79,735,048)	(81,894,490)

9,863,955	16,290,676	(3,715,526)	(10,713,328)	37,616,936	26,453,263	86,165,229	81,268,754

15,006,995	(6,077,571)	(3,633,441)	(10,798,349)	40,184,209	16,852,844	101,854,466	50,755,103
248,722,631	254,800,202	66,680,417	77,478,766	452,086,342	435,233,498	1,006,636,902	955,881,799

$263,729,626	$248,722,631	$63,046,976	$66,680,417	$492,270,551	$452,086,342	$1,108,491,368	$1,006,636,902

$4,432,394	$5,034,207	$83,111	$—	$11,551,690	$12,125,544	$32,730,237	$29,240,973

155,044,805	144,356,850	55,769,535	64,724,065	437,295,485	412,252,911	714,259,784	658,106,501

6,822,801	6,683,214	8,789,794	7,484,706	65,868,017	60,357,557	92,453,682	89,271,323
13,554,944	13,692,231	—	—	12,184,847	11,691,052	21,161,940	23,327,458
(13,731,123)	(9,687,490)	(11,897,750)	(16,439,236)	(42,521,426)	(47,006,035)	(54,876,508)	(56,445,498)

6,646,622	10,687,955	(3,107,956)	(8,954,530)	35,531,438	25,042,574	58,739,114	56,153,283

161,691,427	155,044,805	52,661,579	55,769,535	472,826,923	437,295,485	772,998,898	714,259,784

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2016 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.26	$3.41	$3.09	$2.40	$2.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.06	0.06	0.06	0.05	0.05
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.32	(0.03)	0.35	0.70	0.28

Total From Investment Operations	0.38	0.03	0.41	0.75	0.33

Less: Distributions
From Net Investment Income	(0.06)	(0.06)	(0.05)	(0.04)	—	(g)
From Net Realized Gains	(0.09)	(0.12)	(0.04)	(0.02)	—

Total Distributions	(0.15)	(0.18)	(0.09)	(0.06)	—

Net Asset Value, End of Period	$3.49	$3.26	$3.41	$3.09	$2.40

Total Return (%)(h)	11.80	1.24	13.49	32.02	15.94
Net Assets, End of Period ($ millions)	2,143	1,854	1,789	1,556	1,109
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.03	1.94	1.82	1.87	2.03
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.14	0.15	0.17	0.19	0.22
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.14	0.15	0.17	0.19	0.22
Portfolio Turnover Rate (%)(a)	5.58	4.74	8.07	3.90	6.45

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return does not reflect fees and charges associated with your variable annuity contract or variable life insurance policy. Inclusion of those fees and charges would reduce the total return shown.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

All America Fund					Small Cap Value Fund
Years Ended December 31,					Years Ended December 31,
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$2.22	$2.42	$2.38	$1.85	$1.61	$1.44	$1.61	$1.72	$1.35	$1.17

0.03	0.03	0.03	0.03	0.03	0.02	0.02	0.02	0.03	0.02
0.21	(0.03)	0.23	0.55	0.21	0.26	(0.08)	0.06	0.36	0.16

0.24	—	0.26	0.58	0.24	0.28	(0.06)	0.08	0.39	0.18

(0.03)	(0.03)	(0.03)	(0.03)	—	(0.01)	(0.01)	(0.02)	(0.02)	—
(0.14)	(0.15)	(0.19)	(0.02)	—	(0.02)	(0.10)	(0.17)	—	—

(0.17)	(0.18)	(0.22)	(0.05)	—	(0.03)	(0.11)	(0.19)	(0.02)	—

$2.29	$2.22	$2.42	$2.38	$1.85	$1.69	$1.44	$1.61	$1.72	$1.35

11.49	(0.04)	11.16	32.13	14.73	20.04	(3.40)	5.17	29.35	15.46
296	295	324	318	256	465	376	393	382	290
1.42	1.32	1.35	1.44	1.52	1.17	1.14	1.02	1.70	1.67
0.53	0.55	0.49	0.51	0.55	0.82	0.83	0.84	0.87	0.90
0.53	0.55	0.49	0.51	0.55	0.82	0.83	0.84	0.87	0.90
40.10	14.73	15.38	28.48	17.37	32.06	19.03	38.09	41.36	24.71

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.32	$1.54	$1.58	$1.22	$1.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	— (g)	— (g)	— (g)	— (g)	— (g)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.10	(0.03)	0.09	0.47	0.07

Total From Investment Operations	0.10	(0.03)	0.09	0.47	0.07

Less: Distributions
From Net Investment Income	—	—	— (g)	—	—
From Net Realized Gains	(0.13)	(0.19)	(0.13)	(0.11)	(0.01)

Total Distributions	(0.13)	(0.19)	(0.13)	(0.11)	(0.01)

Net Asset Value, End of Period	$1.29	$1.32	$1.54	$1.58	$1.22

Total Return (%)(h)	8.10	(2.39)	5.70	41.19	5.62
Net Assets, End of Period ($ millions)	433	402	412	424	272
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.06	(0.12)	(0.09)	0.19	(0.08)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.82	0.83	0.84	0.86	0.90
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.82	0.83	0.84	0.86	0.90
Portfolio Turnover Rate (%)(a)	53.80	67.83	67.58	53.36	66.69

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return does not reflect fees and charges associated with your variable annuity contract or variable life insurance policy. Inclusion of those fees and charges would reduce the total return shown.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund					Mid-Cap Equity Index Fund
Years Ended December 31,					Years Ended December 31,
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$1.46	$1.63	$1.53	$1.23	$1.11	$1.95	$2.16	$2.08	$1.63	$1.43

0.02	0.02	0.02	0.01	0.02	0.03	0.03	0.03	0.02	0.02
0.20	(0.08)	0.19	0.33	0.10	0.36	(0.08)	0.17	0.51	0.24

0.22	(0.06)	0.21	0.34	0.12	0.39	(0.05)	0.20	0.53	0.26

(0.02)	(0.02)	(0.01)	(0.01)	—	(0.03)	(0.02)	(0.02)	(0.02)	—
(0.09)	(0.10)	(0.10)	(0.03)	—	(0.14)	(0.14)	(0.10)	(0.06)	(0.06)

(0.11)	(0.12)	(0.11)	(0.04)	—	(0.17)	(0.16)	(0.12)	(0.08)	(0.06)

$1.57	$1.46	$1.63	$1.53	$1.23	$2.17	$1.95	$2.16	$2.08	$1.63

16.18	(3.34)	13.82	27.78	11.01	20.51	(2.37)	9.63	33.21	17.80
98	82	92	72	53	1,245	977	1,001	902	610
1.48	1.45	1.25	1.08	1.36	1.60	1.45	1.31	1.25	1.50
0.66	0.65	0.64	0.66	0.70	0.15	0.16	0.17	0.19	0.22
0.66	0.65	0.64	0.66	0.70	0.15	0.16	0.17	0.19	0.22
25.80	15.86	40.91	36.42	29.05	21.75	21.67	16.29	13.30	12.98

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	International Fund
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$0.75	$0.77	$0.84	$0.71	$0.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.01	0.02	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.01)	(0.01)	(0.08)	0.13	0.09

Total From Investment Operations	0.01	—	(0.06)	0.15	0.11

Less: Distributions
From Net Investment Income	(0.02)	(0.02)	(0.01)	(0.02)	—	(g)
From Net Realized Gains	— (g)	— (g)	— (g)	—	—	(g)

Total Distributions	(0.02)	(0.02)	(0.01)	(0.02)	—

Net Asset Value, End of Period	$0.74	$0.75	$0.77	$0.84	$0.71

Total Return (%)(h)	1.69	(0.63)	(6.03)	21.00	18.24
Net Assets, End of Period ($ millions)	377	319	264	174	115
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.94	2.47	3.48	2.76	3.20
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.13	0.14	0.17	0.18	0.21
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.13	0.14	0.17	0.18	0.21
Portfolio Turnover Rate (%)(a)	3.08	—	0.61	10.22	0.28

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return does not reflect fees and charges associated with your variable annuity contract or variable life insurance policy. Inclusion of those fees and charges would reduce the total return shown.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Composite Fund						Retirement Income Fund
Years Ended December 31,						Years Ended December 31,
2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
$1.96	$2.00	$1.87	$1.64	$1.47		$1.12	$1.16	$1.13	$1.07	$1.05

0.04	0.04	0.04	0.04	0.04		0.02	0.02	0.02	0.02	— (g)
0.11	(0.02)	0.13	0.23	0.13		0.04	(0.01)	0.05	0.06	0.07

0.15	0.02	0.17	0.27	0.17		0.06	0.01	0.07	0.08	0.07

(0.04)	(0.04)	(0.04)	(0.04)	—	(g)	(0.02)	(0.02)	(0.02)	— (g)	(0.03)
(0.12)	(0.02)	—	—	—		(0.04)	(0.03)	(0.02)	(0.02)	(0.02)

(0.16)	(0.06)	(0.04)	(0.04)	—		(0.06)	(0.05)	(0.04)	(0.02)	(0.05)

$1.95	$1.96	$2.00	$1.87	$1.64		$1.12	$1.12	$1.16	$1.13	$1.07

7.92	0.80	9.10	16.37	11.65		6.18	0.49	6.50	7.40	7.15
181	180	194	186	170		76	63	54	40	31
2.10	1.93	2.09	2.04	2.17		2.26	2.35	2.21	2.18	(0.03)
0.52	0.53	0.49	0.51	0.55		0.09	0.09	0.05	0.05	0.05
0.52	0.53	0.49	0.51	0.55		0.09	0.05	0.05	0.05	0.05
57.40	13.13	12.31	20.98	25.42		16.88	22.64	17.63	24.01	18.07

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2010 Retirement Fund
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.01	$1.09	$1.06	$1.00	$0.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.02	0.02	0.02	— (g)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.04	(0.02)	0.06	0.09	0.09

Total From Investment Operations	0.06	—	0.08	0.11	0.09

Less: Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)	— (g)	(0.02)
From Net Realized Gains	(0.06)	(0.06)	(0.03)	(0.05)	(0.04)

Total Distributions	(0.08)	(0.08)	(0.05)	(0.05)	(0.06)

Net Asset Value, End of Period	$0.99	$1.01	$1.09	$1.06	$1.00

Total Return (%)(h)	6.87	0.40	6.93	11.78	9.69
Net Assets, End of Period ($ millions)	26	26	27	24	21
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.15	2.10	2.06	2.09	(0.03)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.12	0.12	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	24.58	23.28	20.45	19.60	26.61

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return does not reflect fees and charges associated with your variable annuity contract or variable life insurance policy. Inclusion of those fees and charges would reduce the total return shown.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2015 Retirement Fund					2020 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$1.05	$1.13	$1.10	$1.00	$0.93	$1.12	$1.18	$1.13	$0.99	$0.90

0.02	0.02	0.02	0.02	— (g)	0.02	0.02	0.02	0.02	— (g)
0.05	(0.02)	0.06	0.12	0.10	0.07	(0.01)	0.06	0.14	0.11

0.07	—	0.08	0.14	0.10	0.09	0.01	0.08	0.16	0.11

(0.02)	(0.02)	(0.02)	— (g)	(0.02)	(0.02)	(0.02)	(0.02)	— (g)	(0.02)
(0.07)	(0.06)	(0.03)	(0.04)	(0.01)	(0.05)	(0.05)	(0.01)	(0.02)	— (g)

(0.09)	(0.08)	(0.05)	(0.04)	(0.03)	(0.07)	(0.07)	(0.03)	(0.02)	(0.02)

$1.03	$1.05	$1.13	$1.10	$1.00	$1.14	$1.12	$1.18	$1.13	$0.99

7.72	0.27	7.16	14.80	10.59	8.57	0.13	7.36	17.72	11.69
146	149	154	138	112	426	364	320	251	169
2.07	2.07	2.00	2.07	(0.03)	2.03	2.06	1.92	1.85	(0.03)
0.08	0.07	0.05	0.05	0.05	0.07	0.07	0.05	0.05	0.05
0.08	0.07	0.05	0.05	0.05	0.07	0.07	0.05	0.05	0.05
12.96	17.75	16.41	11.83	19.59	7.99	7.76	9.54	3.56	9.89

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2025 Retirement Fund
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.17	$1.23	$1.16	$0.98	$0.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.02	0.02	0.02	— (g)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.09	(0.02)	0.08	0.18	0.11

Total From Investment Operations	0.11	—	0.10	0.20	0.11

Less: Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)	— (g)	(0.02)
From Net Realized Gains	(0.05)	(0.04)	(0.01)	(0.02)	— (g)

Total Distributions	(0.07)	(0.06)	(0.03)	(0.02)	(0.02)

Net Asset Value, End of Period	$1.21	$1.17	$1.23	$1.16	$0.98

Total Return (%)(h)	9.84	(0.10)	8.00	21.11	12.90
Net Assets, End of Period ($ millions)	504	396	331	257	162
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.91	1.91	1.75	1.67	(0.04)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	0.07	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.07	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	5.27	4.36	6.00	1.49	8.59

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return does not reflect fees and charges associated with your variable annuity contract or variable life insurance policy. Inclusion of those fees and charges would reduce the total return shown.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

2030 Retirement Fund					2035 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$1.20	$1.27	$1.19	$0.98	$0.88	$1.20	$1.27	$1.20	$0.97	$0.86

0.02	0.02	0.02	0.02	— (g)	0.02	0.02	0.01	0.01	— (g)
0.11	(0.02)	0.09	0.21	0.12	0.11	(0.03)	0.08	0.24	0.13

0.13	—	0.11	0.23	0.12	0.13	(0.01)	0.09	0.25	0.13

(0.02)	(0.02)	(0.02)	— (g)	(0.02)	(0.02)	(0.02)	(0.01)	— (g)	(0.02)
(0.06)	(0.05)	(0.01)	(0.02)	— (g)	(0.06)	(0.04)	(0.01)	(0.02)	— (g)

(0.08)	(0.07)	(0.03)	(0.02)	(0.02)	(0.08)	(0.06)	(0.02)	(0.02)	(0.02)

$1.25	$1.20	$1.27	$1.19	$0.98	$1.25	$1.20	$1.27	$1.20	$0.97

10.73	(0.22)	8.44	23.72	13.69	11.43	(0.37)	8.26	25.92	14.39
416	328	277	212	133	352	271	230	173	107
1.78	1.81	1.66	1.60	(0.04)	1.67	1.68	1.52	1.47	(0.04)
0.07	0.07	0.05	0.05	0.05	0.07	0.07	0.05	0.05	0.05
0.07	0.07	0.05	0.05	0.05	0.07	0.07	0.05	0.05	0.05
5.12	4.83	5.52	1.58	7.61	4.98	5.16	4.29	1.76	6.51

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2040 Retirement Fund

	Years Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.19	$1.26	$1.20	$0.96	$0.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.02	0.02	0.01	0.01	— (g)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.11	(0.03)	0.08	0.25	0.13

Total From Investment Operations	0.13	(0.01)	0.09	0.26	0.13

Less: Distributions
From Net Investment Income	(0.02)	(0.02)	(0.01)	— (g)	(0.02)
From Net Realized Gains	(0.06)	(0.04)	(0.02)	(0.02)	— (g)

Total Distributions	(0.08)	(0.06)	(0.03)	(0.02)	(0.02)

Net Asset Value, End of Period	$1.24	$1.19	$1.26	$1.20	$0.96

Total Return (%)(h)	11.66	(0.64)	7.71	27.20	14.63
Net Assets, End of Period ($ millions)	286	222	189	148	94
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.59	1.58	1.40	1.39	(0.04)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	0.07	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.07	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	5.23	5.17	4.31	1.37	4.99

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return does not reflect fees and charges associated with your variable annuity contract or variable life insurance policy. Inclusion of those fees and charges would reduce the total return shown.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2045 Retirement Fund					2050 Retirement Fund								2055 Retirement Fund
Years Ended December 31,					Years Ended December 31,						Period Ended December 31, 2012(e)		Period Ended December 31, 2016(f)
2016	2015	2014	2013	2012	2016	2015	2014		2013
$1.19	$1.26	$1.20	$0.96	$0.85	$1.35	$1.39	$1.30		$1.02		$1.00		$1.00

0.02	0.02	0.01	0.01	— (g)	0.01	0.03	0.01		—	(g)	—	(g)	—	(g)
0.12	(0.03)	0.07	0.25	0.13	0.14	(0.04)	0.08		0.28		0.02		0.04

0.14	(0.01)	0.08	0.26	0.13	0.15	(0.01)	0.09		0.28		0.02		0.04

(0.02)	(0.02)	(0.01)	— (g)	(0.02)	(0.01)	(0.01)	—	(g)	—	(g)	—		—
(0.07)	(0.04)	(0.01)	(0.13)	— (g)	(0.04)	(0.02)	—	(g)	—	(g)	—		—

(0.09)	(0.06)	(0.02)	(0.13)	(0.02)	(0.05)	(0.03)	—		—		—		—

$1.24	$1.19	$1.26	$1.20	$0.96	$1.45	$1.35	$1.39		$1.30		$1.02		$1.04

11.68	(0.69)	7.36	27.68	14.45	11.78	(0.73)	7.15		28.17		1.83	(b)	4.01	(b)
332	265	232	186	118	164	94	50		20		2		3
1.54	1.55	1.37	1.37	(0.04)	1.58	1.65	1.47		0.54		(0.01	)(b)	(0.05	)(c)
0.07	0.07	0.05	0.05	0.05	0.08	0.09	0.05		0.05		0.05	(c)	0.50	(c)
0.07	0.07	0.05	0.05	0.05	0.08	0.05	0.05		0.05		0.05	(c)	0.05	(c)
3.91	4.40	3.48	0.93	4.03	2.67	2.67	1.53		1.22		0.76	(b)	22.25	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.20	$1.25	$1.22	$1.15	$1.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.03	0.02	0.03	0.03	— (g)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.04	(0.01)	0.05	0.05	0.08

Total From Investment Operations	0.07	0.01	0.08	0.08	0.08

Less: Distributions
From Net Investment Income	(0.03)	(0.03)	(0.03)	— (g)	(0.03)
From Net Realized Gains	(0.03)	(0.03)	(0.02)	(0.01)	(0.01)

Total Distributions	(0.06)	(0.06)	(0.05)	(0.01)	(0.04)

Net Asset Value, End of Period	$1.21	$1.20	$1.25	$1.22	$1.15

Total Return (%)(h)	6.71	0.44	6.62	7.34	7.44
Net Assets, End of Period ($ millions)	140	128	123	98	86
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.31	2.32	2.31	2.45	0.03
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.03	0.02	—	—	—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.03	0.02	—	—	—
Portfolio Turnover Rate (%)(a)	8.89	10.58	17.24	10.16	10.14

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return does not reflect fees and charges associated with your variable annuity contract or variable life insurance policy. Inclusion of those fees and charges would reduce the total return shown.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund					Aggressive Allocation Fund
Years Ended December 31,					Years Ended December 31,
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$1.41	$1.52	$1.45	$1.27	$1.18	$1.60	$1.77	$1.69	$1.38	$1.24

0.03	0.03	0.03	0.03	— (g)	0.03	0.03	0.03	0.03	—	(g)
0.10	(0.03)	0.09	0.16	0.13	0.14	(0.05)	0.11	0.30	0.17

0.13	—	0.12	0.19	0.13	0.17	(0.02)	0.14	0.33	0.17

(0.03)	(0.03)	(0.03)	— (g)	(0.03)	(0.03)	(0.03)	(0.03)	— (g)	(0.03)
(0.07)	(0.08)	(0.02)	(0.01)	(0.01)	(0.11)	(0.12)	(0.03)	(0.02)	—	(g)

(0.10)	(0.11)	(0.05)	(0.01)	(0.04)	(0.14)	(0.15)	(0.06)	(0.02)	(0.03)

$1.44	$1.41	$1.52	$1.45	$1.27	$1.63	$1.60	$1.77	$1.69	$1.38

9.08	0.16	7.71	15.66	10.90	10.86	(0.38)	7.66	24.19	13.41
347	316	315	281	225	264	249	255	236	187
2.08	2.09	1.95	2.09	0.02	1.74	1.81	1.60	1.75	0.01
0.02	0.02	—	—	—	0.02	0.02	—	—	—
0.02	0.02	—	—	—	0.02	0.02	—	—	—
6.65	8.10	13.87	4.71	8.11	9.51	7.86	19.61	4.93	7.82

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Years Ended December 31,
	2016		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$1.20		$1.20		$1.20		$1.20		$1.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(g)	—	(g)	—	(g)	—	(g)	—	(g)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	(g)	—	(g)	—	(g)	—	(g)	—	(g)

Total From Investment Operations	—		—		—		—		—

Less: Distributions
From Net Investment Income	—		—		—		—		—
From Net Realized Gains	—		—		—		—		—

Total Distributions	—		—		—		—		—

Net Asset Value, End of Period	$1.20		$1.20		$1.20		$1.20		$1.20

Total Return (%)(h)	0.14		(0.11)		(0.14)		(0.16)		(0.17)
Net Assets, End of Period ($ millions)	63		67		77		84		90
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.13		(0.11)		(0.14)		(0.16)		(0.18)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.28		0.26		0.24		0.27		0.30
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.28		0.26		0.24		0.27		0.30
Portfolio Turnover Rate (%)(a)	NA		NA		NA		NA		NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return does not reflect fees and charges associated with your variable annuity contract or variable life insurance policy. Inclusion of those fees and charges would reduce the total return shown.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund						Bond Fund
Years Ended December 31,						Years Ended December 31,
2016	2015	2014	2013	2012		2016	2015	2014	2013	2012
$1.03	$1.06	$1.05	$1.09	$1.06		$1.41	$1.45	$1.41	$1.47	$1.39

0.03	0.03	0.03	0.03	0.03		0.04	0.04	0.04	0.05	0.05
0.01	(0.03)	0.02	(0.04)	—	(g)	0.02	(0.03)	0.04	(0.06)	0.03

0.04	—	0.05	(0.01)	0.03		0.06	0.01	0.08	(0.01)	0.08

(0.03)	(0.03)	(0.03)	(0.03)	—	(g)	(0.04)	(0.05)	(0.04)	(0.05)	—	(g)
— (g)	— (g)	(0.01)	— (g)	—	(g)	— (g)	— (g)	—	— (g)	—

(0.03)	(0.03)	(0.04)	(0.03)	—		(0.04)	(0.05)	(0.04)	(0.05)	—

$1.04	$1.03	$1.06	$1.05	$1.09		$1.43	$1.41	$1.45	$1.41	$1.47

3.51	0.61	3.22	(0.55)	3.33		4.71	0.33	6.31	(0.91)	5.79
492	452	435	392	387		1,108	1,007	956	804	753
2.45	2.68	2.57	2.77	2.94		3.07	2.93	3.59	3.35	3.55
0.46	0.46	0.49	0.51	0.55		0.45	0.45	0.48	0.51	0.55
0.46	0.46	0.49	0.51	0.55		0.45	0.45	0.48	0.51	0.55
17.52	19.07	36.56	23.94	14.30		13.54	27.51	15.00	27.41	28.89

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the Funds through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2016, there were 25 active Funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund and 2055 Retirement Fund (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The 2050 Retirement Fund commenced operations on October 1, 2012. The 2055 Retirement Fund commenced operations on October 1, 2016.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2016, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of one security in the All America and Small Cap Value Funds (see Note 1 below) which was considered Level 3. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Furthermore, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such 144A securities as of December 31, 2016. Fair value inputs for all debt securities were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2016:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Investments at Fair Value:
(See Summary Portfolios or Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$2,062,577,687	—	—		$2,062,577,687
Short-Term Debt Securities	—	$78,422,328	—		$78,422,328

	$2,062,577,687	$78,422,328	—		$2,141,000,015
All America Fund
Common Stock-Indexed	$149,944,293	—	—		$149,944,293
Common Stock-Active	$129,360,518	—	$285,375	(1)	$129,645,893
Short-Term Debt Securities-Indexed	—	$12,398,129	—		$12,398,129
Short-Term Debt Securities-Active	—	$3,299,863	—		$3,299,863
Warrants-Active	$19,346	—	—		$19,346

	$279,324,157	$15,697,992	$285,375		$295,307,524
Small Cap Value Fund
Common Stock	$444,868,977	—	$3,206,125	(1)	$448,075,102
Short-Term Debt Securities	—	$19,493,606	—		$19,493,606
Warrants	$218,574	—	—		$218,574

	$445,087,551	$19,493,606	$3,206,125		$467,787,282
Small Cap Growth Fund
Common Stock	$421,425,351	—	—		$421,425,351
Short-Term Debt Securities	—	$11,747,877	—		$11,747,877

	$421,425,351	$11,747,877	—		$433,173,228
Mid Cap Value Fund
Common Stock	$93,815,677	—	—		$93,815,677
Short-Term Debt Securities	—	$5,099,524	—		$5,099,524

	$93,815,677	$5,099,524	—		$98,915,201
Mid-Cap Equity Index Fund
Common Stock	$1,190,607,707	—	—		$1,190,607,707
Short-Term Debt Securities	—	$53,136,113	—		$53,136,113

	$1,190,607,707	$53,136,113	—		$1,243,743,820
International Fund
Common Stock	$355,448,868	—	—		$355,448,868
Short-Term Debt Securities	—	$21,194,762	—		$21,194,762

	$355,448,868	$21,194,762	—		$376,643,630
Composite Fund
Common Stock	$107,034,196	—	—		$107,034,196
U.S. Government Debt	—	$18,562,263	—		$18,562,263
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$19,863,060	—		$19,863,060
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$474,527	—		$474,527
Long-Term Corporate Debt	—	$30,102,610	—		$30,102,610
Short-Term Debt Securities	—	$5,399,238	—		$5,399,238

	$107,034,196	$74,401,698	—		$181,435,894

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Retirement Income Fund
Common Stock	$75,701,194	—	—	$75,701,194
2010 Retirement Fund
Common Stock	$25,683,282	—	—	$25,683,282
2015 Retirement Fund
Common Stock	$146,393,227	—	—	$146,393,227
2020 Retirement Fund
Common Stock	$425,845,263	—	—	$425,845,263
2025 Retirement Fund
Common Stock	$504,130,916	—	—	$504,130,916
2030 Retirement Fund
Common Stock	$416,287,788	—	—	$416,287,788
2035 Retirement Fund
Common Stock	$351,838,477	—	—	$351,838,477
2040 Retirement Fund
Common Stock	$285,698,307	—	—	$285,698,307
2045 Retirement Fund
Common Stock	$332,407,771	—	—	$332,407,771
2050 Retirement Fund
Common Stock	$164,048,915	—	—	$164,048,915
2055 Retirement Fund
Common Stock	$3,319,422	—	—	$3,319,422
Conservative Allocation Fund
Common Stock	$139,521,876	—	—	$139,521,876
Moderate Allocation Fund
Common Stock	$347,008,117	—	—	$347,008,117
Aggressive Allocation Fund
Common Stock	$263,729,799	—	—	$263,729,799
Money Market Fund
U.S. Government Debt	—	$15,195,206	—	$15,195,206
U.S. Government Agency Short-Term Debt	—	$9,296,723	—	$9,296,723
Commercial Paper	—	$38,549,973	—	$38,549,973

	—	$63,041,902	—	$63,041,902
Mid-Term Bond Fund
U.S. Government Debt	—	$181,225,663	—	$181,225,663
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$2,798	—	$2,798
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$35,447,355	—	$35,447,355
Long-Term Corporate Debt	—	$271,803,555	—	$271,803,555
Short-Term Debt Securities	—	$599,975	—	$599,975

	—	$489,079,346	—	$489,079,346
Bond Fund
U.S. Government Debt	—	$128,943,041	—	$128,943,041
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$299,671,775	—	$299,671,775
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$15,228,513	—	$15,228,513
Long-Term Corporate Debt	—	$652,560,334	—	$652,560,334
Sovereign Debt	—	$3,558,307	—	$3,558,307
Short-Term Debt Securities	—	$6,199,742	—	$6,199,742

	—	$1,106,161,712	—	$1,106,161,712

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Other Financial Instruments:*

Equity Index Fund	$(699,807)	—	—	$(699,807)
All America Fund	$(127,974)	—	—	$(127,974)
Mid-Cap Equity Index Fund	$(914,414)	—	—	$(914,414)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(1)	Includes security issued by Xura, Inc. included in “Other Securities” in the Information Technology section of the active asset segment of the All America Fund portfolio and in a similar section of the Small Cap Value Fund portfolio. The security is fair valued at its last trade price.

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2016
	Balance December 31, 2015	Change in Unrealized Gains (Losses)	Transfers Into Level 3(a)	Transfers Out of Level 3	Balance December 31, 2016	Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2016 Included in Statements of Operation
All America Fund	—	—	$285,375	—	$285,375	$30,822
Small Cap Value Fund	—	—	$3,206,125	—	$3,206,125	$347,256

(a)	Reflects transfers into Level 3 from Level 1 as a result of a security being carried at a calculated fair value due to the absence of recent trading activity in the security, as described in Security Valuation below.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Mutual of America Capital Management LLC (“the Adviser”) uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Summary Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2016, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund purchased futures contracts with total principal amounts of $403,664,998, $332,968,621 and $51,974,965, respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

At December 31, 2016, warrants held by the Funds of the Investment Company were traded on active markets and are considered Level 1 securities.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	30%	40%	5%
2010 Retirement Fund	23%	7%	—	—	3%	26%	36%	5%
2015 Retirement Fund	26%	9%	1%	1%	6%	26%	31%	—
2020 Retirement Fund	30%	11%	2%	2%	8%	26%	21%	—
2025 Retirement Fund	35%	14%	3%	3%	10%	25%	10%	—
2030 Retirement Fund	37%	17%	5%	5%	11%	25%	—	—
2035 Retirement Fund	38%	20%	6%	6%	13%	17%	—	—
2040 Retirement Fund	36%	20%	8%	8%	14%	14%	—	—
2045 Retirement Fund	33%	22%	9%	9%	15%	12%	—	—
2050 Retirement Fund	32%	22%	10%	10%	16%	10%	—	—
2055 Retirement Fund	30%	23%	11%	11%	17%	8%	—	—

Generally, rebalancing of the Retirement Funds’ holdings is performed on a periodic basis and the mix of underlying Funds is reviewed annually.

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Overall increases (decreases) to the target percentages were as follows:

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
2010 Retirement Fund	(1%	)	(1%	)	—	—	—	1%	1%	—
2015 Retirement Fund	(1%	)	(1%	)	—	—	—	1%	1%	—
2020 Retirement Fund	(1%	)	(1%	)	—	—	—	1%	1%	—
2025 Retirement Fund	(2%	)	(1%	)	—	—	—	3%	—	—
2030 Retirement Fund	(2%	)	(1%	)	—	—	—	3%	—	—
2035 Retirement Fund	(2%	)	—		—	—	—	2%	—	—
2040 Retirement Fund	(1%	)	—		—	—	—	1%	—	—
2045 Retirement Fund	(1%	)	—		—	—	—	1%	—	—
2050 Retirement Fund	(2%	)	—		—	—	1%	1%	—	—

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2016, management has evaluated the tax positions taken on the Funds’ tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Each Fund’s federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2016, the Money Market and 2055 Retirement Funds had a capital loss carry forward of $1,468 and $107, respectively, to offset any future net realized capital gains generated after December 31, 2016.

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds (and the Retirement and International Funds) will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. The Funds also bore their pro-rata share of the investment management fees charged to each of the underlying funds in which they invest. Through December 31, 2014, they also did not incur operating expenses other than those included in each of the underlying funds in which they invest. Commencing January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds are now charged directly to those Funds. Effective January 1, 2015, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This agreement remains in effect through April 30, 2017 and continues into successive 12 month periods ending April 30 unless i) The Fund of Funds has at

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

2.	EXPENSES (CONTINUED)

least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2016, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$217,794,858	$112,647,980	$138,613,478	$206,584,864	$26,515,318

Proceeds from sales of investments	$105,147,384	$147,356,064	$121,186,640	$207,612,143	$21,040,737

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Cost of investment purchases	$307,638,260	$64,536,980	$99,423,438	$21,936,625	$6,192,806

Proceeds from sales of investments	$223,800,178	$10,001,367	$108,387,964	$11,471,236	$6,868,645

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$18,842,180	$76,726,217	$108,573,080	$85,626,275	$76,477,153

Proceeds from sales of investments	$26,578,612	$30,812,599	$23,105,603	$18,461,336	$14,995,602

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Cost of investment purchases	$60,619,020	$60 270,907	$64,748,506	$3,684,260	$19,528,438

Proceeds from sales of investments	$12,826,292	$11,303,442	$3,280,771	$379,372	$11,724,602

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$37,352,697	$24,305,219	—	$116,612,033	$231,016,306

Proceeds from sales of investments	$21,865,228	$24,037,538	—	$81,878,123	$142,926,551

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2016, was $915,507,887; net proceeds from sales for the year were $919,389,467.

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at December 31, 2016 for each of the funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$791,221,919	$74,360,535	$130,969,382	$78,792,146	$21,816,742
Unrealized Depreciation	(46,759,390)	(12,586,911)	(14,652,334)	(25,233,233)	(3,267,675)

Net	$744,462,529	$61,773,624	$116,317,048	$53,558,913	$18,549,067

Tax Cost of Investments	$1,396,537,486	$233,533,900	$351,470,234	$379,614,315	$80,366,134

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

3.	INVESTMENTS (CONTINUED)

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$328,360,757	$1,963,334	$23,241,191	$1,199,426	$938,354
Unrealized Depreciation	(49,839,785)	(17,640,938)	(2,017,899)	(1,105,773)	(333,924)

Net	$278,520,972	$(15,677,604)	$21,223,292	$93,653	$604,430

Tax Cost of Investments	$965,222,848	$392,321,234	$160,212,602	$75,607,541	$25,078,852

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$9,952,795	$31,665,439	$47,055,064	$43,209,588	$38,653,094
Unrealized Depreciation	(1,630,668)	(3,348,876)	(2,499,320)	(1,393,613)	(1,352,186)

Net	$8,322,127	$28,316,563	$44,555,744	$41,815,975	$37,300,908

Tax Cost of Investments	$138,071,100	$397,528,700	$459,575,172	$374,471,813	$314,537,569

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Unrealized Appreciation	$32,164,942	$42,440,673	$6,864,465	$31,356	$7,458,303
Unrealized Depreciation	(732,348)	(683,821)	(2,254,312)	(16,715)	(2,134,688)

Net	$31,432,594	$41,756,852	$4,610,153	$14,641	$5,323,615

Tax Cost of Investments	$254,265,713	$290,650,919	$159,438,762	$3,304,781	$134,198,261

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$48,555,130	$51,268,723	$85	$5,818,511	$21,596,295
Unrealized Depreciation	(7,808,632)	(8,120,201)	0	(5,326,987)	(12,685,763)

Net	$40,746,498	$43,148,522	$85	$491,524	$8,910,532

Tax Cost of Investments	$306,261,619	$220,581,277	$63,041,817	$488,587,822	$1,097,251,180

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Investments in affiliated investment companies during the year or period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value as of December 31, 2015	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2016	Dividends	Realized Gain, Distributions
Retirement Income Fund
Bond Fund	$19,608,496	$6,090,258	$29,156	$271,461	$(3,408,477)	$22,590,894	$570,171	$31,600
Equity Index Fund	12,702,069	4,749,460	581,434	392,061	(2,346,065)	16,078,959	252,093	363,428
Mid-Cap Equity Index Fund	2,972,761	1,345,849	82,579	287,162	(636,969)	4,051,382	43,618	233,188
Mid-Term Bond Fund	25,553,991	8,837,922	(80,157)	193,059	(3,897,221)	30,607,594	725,054	41,652
Money Market Fund	2,638,693	913,136	(2,538)	5,578	(1,182,504)	2,372,365	—	—

Total	$63,476,010	$21,936,625	$610,474	$1,149,321	$(11,471,236)	$75,701,194	$1,590,936	$669,868

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2015	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2016	Dividends	Realized Gain, Distributions
2010 Retirement Fund
Bond Fund	$6,692,883	$1,351,790	$49,377	$70,799	$(1,531,170)	$6,633,679	$178,522	$9,894
Equity Index Fund	6,425,681	1,279,266	611,850	(198,726)	(1,748,187)	6,369,884	109,712	158,164
International Fund	717,952	230,521	42,033	(45,625)	(190,938)	753,943	16,489	1
Mid-Cap Equity Index Fund	2,163,416	472,744	148,606	64,084	(795,583)	2,053,267	24,413	130,515
Mid-Term Bond Fund	8,529,463	2,597,968	(53,657)	107,163	(2,087,327)	9,093,610	222,876	12,804
Money Market Fund	1,032,729	260,517	(1,922)	3,015	(515,440)	778,899	—	—

Total	$25,562,124	$6,192,806	$796,287	$710	$(6,868,645)	$25,683,282	$552,012	$311,378

2015 Retirement Fund
Bond Fund	$37,588,943	$4,043,666	$315,870	$343,849	$(6,077,039)	$36,215,289	$973,410	$53,948
Equity Index Fund	42,183,693	3,867,793	2,906,492	(176,503)	(8,013,157)	40,768,318	712,429	1,027,065
International Fund	8,414,559	1,486,104	7,270	(80,741)	(1,275,047)	8,552,145	173,042	11
Mid-Cap Equity Index Fund	15,488,169	1,893,602	1,038,940	526,772	(4,127,565)	14,819,918	180,557	965,277
Mid-Term Bond Fund	42,281,260	6,904,515	(164,347)	438,981	(6,476,839)	42,983,570	1,066,072	61,243
Small Cap Growth Fund	1,391,647	421,260	12,970	(40,120)	(327,541)	1,458,216	—	146,967
Small Cap Value Fund	1,414,109	225,240	32,470	205,376	(281,424)	1,595,771	12,988	20,563

Total	$148,762,380	$18,842,180	$4,149,665	$1,217,614	$(26,578,612)	$146,393,227	$3,118,498	$2,275,074

2020 Retirement Fund
Bond Fund	$90,525,095	$17,325,833	$481,982	$833,772	$(6,205,373)	$102,961,309	$2,635,427	$146,060
Equity Index Fund	122,942,523	20,471,559	6,150,706	2,618,514	(14,959,904)	137,223,398	2,281,337	3,288,864
International Fund	30,025,615	4,925,082	162,732	(310,071)	(1,777,687)	33,025,671	688,030	46
Mid-Cap Equity Index Fund	39,832,348	9,349,595	745,777	4,143,011	(2,337,817)	51,732,914	552,374	2,953,047
Mid-Term Bond Fund	64,883,901	20,957,140	(12,408)	171,276	(3,878,599)	82,121,310	1,850,090	106,283
Small Cap Growth Fund	7,629,541	1,909,351	35,332	(181,448)	(945,299)	8,447,477	—	800,564
Small Cap Value Fund	7,760,479	1,787,657	166,527	1,326,441	(707,920)	10,333,184	79,408	125,726

Total	$363,599,502	$76,726,217	$7,730,648	$8,601,495	$(30,812,599)	$425,845,263	$8,086,666	$7,420,590

2025 Retirement Fund
Bond Fund	$89,759,030	$26,519,724	$147,414	$955,165	$(2,222,620)	$115,158,713	$2,875,650	$159,373
Equity Index Fund	152,280,291	34,214,450	4,966,665	6,741,357	(11,406,776)	186,795,987	3,011,106	4,340,927
International Fund	36,226,349	9,089,261	150,353	(257,954)	(1,257,236)	43,950,773	892,100	59
Mid-Cap Equity Index Fund	61,818,449	16,311,915	1,630,610	6,107,742	(4,221,756)	81,646,960	870,035	4,651,298
Mid-Term Bond Fund	29,833,695	16,170,901	34,932	(43,256)	(1,850,400)	44,145,872	869,116	49,928
Small Cap Growth Fund	12,909,656	3,640,304	84,648	(317,966)	(1,420,979)	14,895,663	—	1,376,909
Small Cap Value Fund	13,132,143	2,626,525	174,461	2,329,655	(725,836)	17,536,948	131,538	208,264

Total	$395,959,613	$108,573,080	$7,189,083	$15,514,743	$(23,105,603)	$504,130,916	$8,649,545	$10,786,758

2030 Retirement Fund
Bond Fund	$74,567,584	$20,400,405	$166,426	$805,940	$(2,235,587)	$93,704,768	$2,316,733	$128,397
Equity Index Fund	136,327,089	28,810,599	5,098,002	5,187,253	(11,581,245)	163,841,698	2,596,721	3,743,532
International Fund	30,442,091	10,843,828	71,608	(188,909)	(1,042,401)	40,126,217	767,581	51
Mid-Cap Equity Index Fund	55,223,617	16,232,599	928,951	6,177,853	(2,590,780)	75,972,240	801,876	4,286,911
Small Cap Growth Fund	15,609,140	5,531,445	114,805	(386,845)	(473,819)	20,394,726	—	1,688,240
Small Cap Value Fund	15,878,892	3,807,399	166,536	2,932,816	(537,504)	22,248,139	157,274	249,012

Total	$328,048,413	$85,626,275	$6,546,328	$14,528,108	$(18,461,336)	$416,287,788	$6,640,185	$10,096,143

2035 Retirement Fund
Bond Fund	$43,054,008	$11,746,200	$230,730	$382,831	$(3,302,172)	$52,111,597	$1,284,705	$71,201
Equity Index Fund	113,496,377	26,399,949	3,368,744	5,394,055	(7,289,429)	141,369,696	2,219,622	3,199,892
International Fund	30,519,614	11,056,467	88,240	(189,978)	(1,002,906)	40,471,437	779,583	52
Mid-Cap Equity Index Fund	52,857,418	17,310,433	802,453	6,098,738	(2,210,266)	74,858,776	788,274	4,214,194
Small Cap Growth Fund	15,560,698	5,965,496	166,962	(419,390)	(692,295)	20,581,471	—	1,806,092
Small Cap Value Fund	15,827,470	3,998,608	177,175	2,940,781	(498,534)	22,445,500	159,744	252,922

Total	$271,315,585	$76,477,153	$4,834,304	$14,207,037	$(14,995,602)	$351,838,477	$5,231,928	$9,544,353

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2015	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2016	Dividends	Realized Gain, Distributions
2040 Retirement Fund
Bond Fund	$26,755,253	$7,958,791	$75,270	$266,876	$(972,358)	$34,083,832	$824,190	$45,678
Equity Index Fund	82,389,895	23,135,155	1,926,373	4,804,197	(4,078,092)	108,177,528	1,712,170	2,468,330
International Fund	29,166,549	7,104,551	64,879	(180,134)	(647,942)	35,507,903	699,352	46
Mid-Cap Equity Index Fund	49,177,993	12,139,218	2,023,102	3,926,178	(5,861,837)	61,404,654	654,255	3,497,716
Small Cap Growth Fund	17,057,928	5,819,914	110,072	(383,784)	(351,462)	22,252,668	—	1,911,319
Small Cap Value Fund	17,357,490	4,461,391	376,217	2,991,225	(914,601)	24,271,722	169,051	267,657

Total	$221,905,108	$60,619,020	$4,575,913	$11,424,558	$(12,826,292)	$285,698,307	$4,059,018	$8,190,746

2045 Retirement Fund
Bond Fund	$26,387,858	$8,752,896	$61,957	$246,154	$(684,052)	$34,764,813	$827,604	$45,867
Equity Index Fund	97,604,785	17,973,303	2,744,003	4,727,206	(5,639,226)	117,410,071	1,868,043	2,693,043
International Fund	39,676,479	6,956,818	250,644	(391,797)	(2,109,102)	44,383,042	914,979	61
Mid-Cap Equity Index Fund	54,684,199	15,040,270	771,302	6,332,339	(1,817,196)	75,010,914	796,848	4,260,032
Small Cap Growth Fund	22,898,412	7,078,837	141,120	(501,450)	(526,933)	29,089,986	—	2,540,344
Small Cap Value Fund	23,299,301	4,468,783	203,033	4,304,761	(526,933)	31,748,945	231,071	365,853

Total	$264,551,034	$60,270,907	$4,172,059	$14,717,213	$(11,303,442)	$332,407,771	$4,638,545	$9,905,200

2050 Retirement Fund
Bond Fund	$7,595,596	$6,680,010	$2,239	$11,452	$(108,902)	$14,180,395	$304,876	$16,897
Equity Index Fund	34,134,263	20,256,572	504,906	2,746,333	(2,067,849)	55,574,225	805,497	1,161,237
International Fund	14,791,061	9,236,695	12,024	6,368	(425,196)	23,620,952	433,868	29
Mid-Cap Equity Index Fund	19,059,314	15,522,985	63,246	3,095,582	(399,046)	37,342,081	359,738	1,923,194
Small Cap Growth Fund	9,059,531	7,090,535	4,755	(79,903)	(111,310)	15,963,608	—	1,271,452
Small Cap Value Fund	9,240,114	5,961,709	10,428	2,323,871	(168,468)	17,367,654	115,199	182,394

Total	$93,879,879	$64,748,506	$597,598	$8,103,703	$(3,280,771)	$164,048,915	$2,019,178	$4,555,203

2055 Retirement Fund†
Bond Fund	$—	$294,741	$(22)	$(483)	$(30,350)	$263,886	$—	$—
Equity Index Fund	—	1,105,277	(3,757)	9,057	(113,811)	996,766	—	—
International Fund	—	626,324	(2,206)	1,605	(64,493)	561,230	—	—
Mid-Cap Equity Index Fund	—	847,380	(3,773)	10,634	(87,256)	766,985	—	—
Small Cap Growth Fund	—	405,269	(4,258)	240	(41,731)	359,520	—	—
Small Cap Value Fund	—	405,269	(2,323)	9,820	(41,731)	371,035	—	—

Total	$—	$3,684,260	$(16,339)	$30,873	$(379,372)	$3,319,422	$—	$—

Conservative Allocation Fund
Bond Fund	$38,252,389	$5,376,688	$165,346	$455,858	$(3,787,685)	$40,462,596	$1,070,416	$59,324
Equity Index Fund	32,422,641	5,060,524	1,040,579	1,297,039	(2,712,645)	37,108,138	589,559	849,931
International Fund	6,166,398	1,370,958	(92,024)	62,362	(542,529)	6,965,165	145,923	10
Mid-Cap Equity Index Fund	6,085,687	1,515,858	(34,800)	780,000	(542,529)	7,804,216	84,008	449,114
Mid-Term Bond Fund	44,835,833	6,204,410	63,122	217,610	(4,139,214)	47,181,761	1,181,749	67,888

Total	$127,762,948	$19,528,438	$1,142,223	$2,812,869	$(11,724,602)	$139,521,876	$3,071,655	$1,426,267

Moderate Allocation Fund
Bond Fund	$79,269,726	$7,405,023	$762,366	$606,228	$(6,419,445)	$81,623,898	$2,220,306	$123,053
Equity Index Fund	112,965,487	12,103,503	3,765,984	4,443,929	(7,354,050)	125,924,853	2,054,837	2,962,335
International Fund	30,701,048	4,972,889	(292,322)	176,453	(1,816,120)	33,741,948	726,530	48
Mid-Cap Equity Index Fund	45,426,051	8,501,233	1,026,132	4,548,559	(2,724,181)	56,777,794	627,450	3,354,410
Mid-Term Bond Fund	47,788,028	4,370,049	115,925	217,054	(3,551,432)	48,939,624	1,260,631	72,420

Total	$316,150,340	$37,352,697	$5,378,085	$9,992,223	$(21,865,228)	$347,008,117	$6,889,754	$6,512,266

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2015	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2016	Dividends	Realized Gain, Distributions
Aggressive Allocation Fund
Bond Fund	$50,339,115	$3,027,684	$644,131	$305,861	$(6,014,715)	$48,302,076	$1,334,561	$73,964
Equity Index Fund	89,739,728	6,605,243	5,461,256	788,890	(9,285,919)	93,309,198	1,544,746	2,226,965
International Fund	36,583,779	3,951,185	(456,815)	287,262	(2,912,302)	37,453,109	818,820	54
Mid-Cap Equity Index Fund	48,095,351	6,237,989	2,158,845	3,539,066	(3,883,068)	56,148,183	629,186	3,363,694
Small Cap Growth Fund	11,876,597	3,161,031	455,202	(616,732)	(970,767)	13,905,331	—	1,301,302
Small Cap Value Fund	12,087,729	1,322,087	321,309	1,851,544	(970,767)	14,611,902	113,780	180,147

Total	$248,722,299	$24,305,219	$8,583,928	$6,155,891	$(24,037,538)	$263,729,799	$4,441,093	$7,146,126

†	Fund commenced operations on October 1, 2016.

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 25, 2016, the Board of Directors of the Investment Company increased the number of authorized shares from 8.25 billion to 9.25 billion. On November 10, 2016, the Board of Directors of the Investment Company further increased the number of authorized shares from 9.25 billion to 10.75 billion. Also on February 25, 2016 and November 10, 2016, the Board of Directors changed the number of authorized shares as indicated by the following table. As a result of these actions, there remained 1,315,000,000 unallocated shares as of December 31, 2016.

	Authorized Number of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Equity Index Fund	700,000,000	100,000,000	800,000,000
All America Fund	200,000,000	—	200,000,000
Small Cap Value Fund	325,000,000	—	325,000,000
Small Cap Growth Fund	395,000,000	75,000,000	470,000,000
Mid Cap Value Fund	100,000,000	—	100,000,000
Mid-Cap Equity Index Fund	600,000,000	150,000,000	750,000,000
International Fund	525,000,000	200,000,000	725,000,000
Composite Fund	150,000,000	—	150,000,000
Retirement Income Fund	80,000,000	15,000,000	95,000,000
2010 Retirement Fund	50,000,000	—	50,000,000
2015 Retirement Fund	200,000,000	—	200,000,000
2020 Retirement Fund	425,000,000	90,000,000	515,000,000
2025 Retirement Fund	425,000,000	200,000,000	625,000,000
2030 Retirement Fund	365,000,000	150,000,000	515,000,000
2035 Retirement Fund	295,000,000	150,000,000	445,000,000
2040 Retirement Fund	225,000,000	160,000,000	385,000,000
2045 Retirement Fund	275,000,000	150,000,000	425,000,000
2050 Retirement Fund	110,000,000	160,000,000	270,000,000
2055 Retirement Fund**	100,000,000	—	100,000,000
Conservative Allocation Fund	150,000,000	15,000,000	165,000,000
Moderate Allocation Fund	255,000,000	65,000,000	320,000,000
Aggressive Allocation Fund	200,000,000	15,000,000	215,000,000
Money Market Fund	125,000,000	—	125,000,000

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

4.	CAPITAL SHARE ACTIVITY (CONTINUED)

	Authorized Number of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Mid-Term Bond Fund	540,000,000	—	540,000,000
Bond Fund	925,000,000	—	925,000,000

Sub-Total	7,740,000,000	1,695,000,000	9,435,000,000
Shares to be allocated at the discretion of the Board of Directors	510,000,000	805,000,000	1,315,000,000

Total	8,250,000,000	2,500,000,000	10,750,000,000

**	The 2055 Retirement Fund commenced operations on October 1, 2016.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

On September 13, 2016, required distributions of net investment income and, as applicable, net realized gains relating to 2015 were declared and paid for all applicable funds in accordance with Internal Revenue Section 855(a). No such distributions were required for the Money Market Fund and the 2055 Retirement Fund.

The Funds of Mutual of America Investment Corporation intend to declare and pay their respective tax year 2016 investment company taxable income and capital gains in 2017 in accordance with Internal Revenue Section 855(a).

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2016 and 2015 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2016 and 2015 was as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)
2016	$35,794,376	$3,947,519	$3,473,986	$0	$1,115,504
2015	$31,336,864	$4,193,905	$3,251,696	$0	$1,088,832
Long-Term Capital Gains
2016	$48,733,130	$17,354,545	$5,500,345	$39,762,021	$4,887,020
2015	$62,926,435	$19,549,735	$23,962,528	$50,286,630	$5,005,567

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Ordinary Income (a)
2016	$13,403,568	$7,642,938	$3,865,723	$1,417,706	$579,461
2015	$16,367,543	$8,147,328	$3,937,658	$1,043,642	$553,391
Long-Term Capital Gains
2016	$71,656,832	$0	$10,227,373	$2,334,883	$1,449,643
2015	$57,543,286	$85,784	$1,373,297	$1,507,057	$1,342,011

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary Income (a)
2016	$3,360,637	$7,495,794	$7,530,298	$5,967,073	$4,653,592
2015	$3,145,220	$5,971,939	$5,804,497	$4,662,610	$3,637,561
Long-Term Capital Gains
2016	$8,964,100	$15,116,286	$17,294,855	$16,440,817	$15,229,224
2015	$8,330,888	$14,219,639	$12,670,849	$11,054,574	$8,709,705

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Ordinary Income (a)
2016	$3,629,694	$4,323,009	$1,305,214	$0	$3,087,144
2015	$2,857,782	$3,540,101	$592,908	$ NA	$2,610,734
Long-Term Capital Gains
2016	$13,528,794	$16,121,366	$3,752,852	$0	$3,635,717
2015	$7,858,679	$9,449,171	$1,150,118	$ NA	$3,798,820

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2016	$7,137,035	$5,034,614	$0	$12,142,285	$29,240,973
2015	$6,538,841	$4,687,286	$0	$10,648,630	$31,972,350
Long-Term Capital Gains
2016	$15,163,067	$16,088,191	$0	$679,842	$1,620,584
2015	$15,610,732	$16,862,766	$0	$1,509,725	$1,135,284

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

NA = Not applicable.

Undistributed net income and gains (losses) — As of December 31, 2016, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$42,510,742	$5,667,008	$7,920,566	$1,102,441	$1,075,365
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$42,468,074	$35,131,240	$17,675,156	$16,503,102	$4,312,034
Net unrealized appreciation (depreciation) of investments and futures contracts	$744,462,529	$61,773,624	$116,317,048	$53,558,913	$18,549,067

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$19,793,056	$9,884,641	$4,309,874	$1,539,981	$543,546
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$74,577,567	$1,196,804	$20,991,667	$1,379,154	$1,150,822
Net unrealized appreciation (depreciation) of investments and futures contracts	$278,520,972	$(15,677,604)	$21,223,292	$93,653	$604,430

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

,,	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$3,028,463	$7,891,832	$8,443,812	$6,471,545	$5,090,035
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$6,490,766	$15,006,151	$17,549,626	$16,402,087	$14,165,396
Net unrealized appreciation (depreciation) of investments and futures contracts	$8,322,127	$28,316,563	$44,555,744	$41,815,975	$37,300,908

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Accumulated undistributed net investment income	$3,936,958	$4,492,530	$1,952,198	$0	$3,053,002
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$12,664,502	$13,839,470	$5,127,131	$(107)	$2,676,902
Net unrealized appreciation (depreciation) of investments and futures contracts	$31,432,594	$41,756,852	$4,610,153	$14,641	$5,323,615

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$6,887,282	$4,432,394	$83,111	$11,719,948	$33,167,639
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$10,932,002	$15,476,897	$(1,468)	$543,647	$1,805,293
Net unrealized appreciation (depreciation) of investments and futures contracts	$40,746,498	$43,148,522	$85	$491,524	$8,910,532

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Reclassifications — The Funds make adjustments to the components of net assets for book to tax differences that are considered permanent in nature. For the year ended December 31, 2016, the Funds reclassified amounts primarily relating to differences in the book to tax treatment of partnership investments, REITs, net operating losses, corporate actions and the character of distributions. Each Fund’s net assets are not affected by these reclassifications.

During the year ended December 31, 2016, each Fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(176,689)	$(21,092)	$(918,477)	$(107,758)	$(210,053)
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$176,689	$21,092	$918,477	$(424,159)	$210,053

Paid in capital	$0	$0	$0	$531,917	$0

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$(720,916)	$0	$(5,340)	$9,559	$4,033
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$720,916	$0	$5,340	$(9,559)	$(4,033)

Paid in capital	$0	$0	$0	$0	$0

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2016

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$25,668	$80,044	$103,476	$88,201	$75,401
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(25,668)	$(80,044)	$(103,476)	$(88,201)	$(75,401)

Paid in capital	$0	$0	$0	$0	$0

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Accumulated undistributed net investment income	$58,169	$63,475	$27,373	$132	$21,655
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(58,169)	$(63,475)	$(27,373)	$0	$(21,655)

Paid in capital	$0	$0	$0	$(132)	$0

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$71,544	$52,494	$0	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(71,544)	$(52,494)	$0	$0	$0

Paid in capital	$0	$0	$0	$0	$0

6.	RECENT ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also promote effective liquidity risk management across the open-end fund industry and enhance disclosure regarding fund liquidity and redemption practices. The compliance date of these rules is generally December 1, 2018. Management is currently evaluating the impact and implications of the updates, which have not yet been determined.

In December 2016, the Financial Accounting Standards Board released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and the related disclosures. At this point, the impact on the financial statements and related disclosures has not yet been determined.

7.	SUBSEQUENT EVENTS

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

of Mutual of America Investment Corporation:

We have audited the accompanying statement of assets and liabilities of Mutual of America Investment Corporation, comprising the Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, 2055 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Mid-Term Bond Fund and Bond Fund (collectively, the “Funds”), including the portfolios of investments in securities for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, International Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund and 2055 Retirement Fund, and the summary portfolios of investments in securities for each of the remaining Funds as of December 31, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Mutual of America Investment Corporation as of December 31, 2016, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 27, 2017

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Directors and Officers — Unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Roth serves as director of one other investment company advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 69	Since April 2011	Executive Vice President, Head of Direct Client Investments, Fiera Capital Inc.; prior thereto Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Director, Market Street Trust Company; Trustee, Fordham University; Mutual of America Institutional Funds, Inc.

LaSalle D. Leffall, III, age 53	Since April 2011	President and Founder, LDL Financial, LLC	Director, Federal Home Loan Bank of Atlanta; Mutual of America Institutional Funds, Inc.

John W. Sibal, age 64	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Director, New Orleans Recreation Development Foundation; Treasurer and Director, Friends of Nord, Inc.; Mutual of America Institutional Funds, Inc.

Margaret M. Smyth, age 53	Since February 2007	U.S. Chief Financial Officer, National Grid; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company	Director, Etsy, Inc.; Director, Concern Worldwide, USA; Director, BritishAmerican Business Association; Trustees Fellow, Fordham University; Director, National Grid USA; Mutual of America Institutional Funds, Inc.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Patrick J. Waide, Jr., age 79	Since December 2003	Certified Public Accountant	Trustee, John Simon Guggenheim Memorial Foundation; Emeritus Director, National Catholic Reporter; Mutual of America Institutional Funds, Inc.

William E. Whiston, age 62	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Sterling National Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Institutional Funds, Inc.

Interested Director
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

James J. Roth, Chairman, President and Chief Executive Officer, age 67	Since August 2015	Senior Executive Vice President and General Counsel, Mutual of America Life Insurance Company since March 2013; prior thereto Executive Vice President and General Counsel, Mutual of America Life Insurance Company since April 2009; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. since August 2015	Mutual of America Life Insurance Company; Mutual of America Institutional Funds, Inc.; Mutual of America Holding Company LLC; Mutual of America Foundation

Mr. Roth is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Chris W. Festog, Executive Vice President, Chief Financial Officer and Treasurer, age 55	Since April 2013	Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2015; prior thereto Executive Vice President and Deputy Treasurer, Mutual of America Life Insurance Company	Mutual of America Holding Company LLC; Mutual of America Securities LLC

Scott H. Rothstein, Executive Vice President, Deputy General Counsel and Corporate Secretary, age 51	Since April 2013	Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company, since January 2009; Executive Vice President, Deputy General Counsel and Corporate Secretary, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc., since April 2013	None

Kathryn A. Lu, Executive Vice President and Chief Compliance Officer, age 56	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

John J. Corrigan, Executive Vice President and Internal Auditor, age 57	Since February 2008	Executive Vice President and Internal Auditor, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Internal Auditor, Mutual of America; Executive Vice President and Internal Auditor, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 60	Since March 2013	Senior Vice President and Director of Accounting and Financial Reporting, Mutual of America Life Insurance Company	None

Quarterly Portfolio Schedules

Included in this Annual Report are summary schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of December 31, 2016. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn A. Lu

Executive Vice President and Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the International, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. The Money Market Fund and 2055 Retirement Fund did not distribute any dividends during 2016. The following are the percentages of the ordinary dividends distributed in 2016 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Equity Index Fund
Ordinary dividend qualifying percentage	100%	100%	100%	0%	88.80%

	Mid Cap Value Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Ordinary dividend qualifying percentage	100%	52.70%	16.50%	22.79%	26.42%

	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund
Ordinary dividend qualifying percentage	32.35%	41.00%	46.73%	51.71%	52.53%

	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	53.01%	53.61%	19.46%	32.99%	41.97%

Important tax information: The following amounts of 2016 Investment Corporation Fund long-term capital gains (if any) have been designated as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$48,733,130	$17,354,545	$5,500,345	$39,762,021	$71,656,832

	Mid Cap Value Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$4,887,020	$0	$10,227,373	$2,334,883	$1,449,643

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$8,964,100	$15,116,286	$17,294,855	$16,440,817	$15,229,224

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Dividends qualifying for reduced long-term capital gains tax rate	$13,528,794	$16,121,366	$3,752,852	$0	$3,635,717

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$15,163,067	$16,088,191	$0	$679,842	$1,620,584

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we’ll waive the monthly participant charge. Find out more at mutualofamerica.com or call 1-800-468-3785.

M100-MOA

ITEM 2.	CODE OF ETHICS.

Mutual of America Investment Corporation has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics consists of two sections. The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1. Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002. It applies specifically to the Corporation’s principal executive and financial officers.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply. Section A applies to all individuals while Section B applies to the individuals designated in Section B. Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

There have been no amendments to Section A or B during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a)	(2) The audit committee financial expert is Margaret M. Smyth. She is a Certified Public Accountant and has been U.S. Chief Financial Officer at National Grid since 2014. Her experience also includes previously held senior finance positions at Con Edison, Hamilton Sunstrand and United Technologies, and was a partner at Deloitte Touche and Arthur Andersen. Ms. Smyth is considered an independent director.

(a)	(3) Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Aggregate Audit Fees:

2016: $466,506

2015: $466,511

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e)	All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Schedule I – Portfolios of Investments in Securities follows:

MUTUAL OF AMERICA INVESTMENT CORPORATION - EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.5%)
Advance Auto Parts, Inc.	8,465	1,431,601
Amazon.com, Inc.*	42,190	31,637,015
AutoNation, Inc.*	8,665	421,552
AutoZone, Inc.*	3,148	2,486,259
Bed Bath & Beyond, Inc.	17,567	713,923
Best Buy Co., Inc.	30,422	1,298,107
BorgWarner, Inc.	20,995	828,043
CarMax, Inc.*	19,857	1,278,592
Carnival Corp.	43,964	2,288,766
CBS Corp. Cl B	41,931	2,667,650
Charter Communications, Inc. Cl A*	22,999	6,621,872
Chipotle Mexican Grill, Inc.*	3,199	1,207,047
Coach, Inc.	29,100	1,019,082
Comcast Corp. Cl A	255,968	17,674,590
D.R. Horton, Inc.	37,011	1,011,511
Darden Restaurants, Inc.	13,872	1,008,772
Delphi Automotive PLC	30,441	2,050,201
Discovery Communications, Inc. Cl A*	14,424	395,362
Discovery Communications, Inc. Cl C*	22,374	599,176
Disney (Walt) Co.	156,094	16,268,117
Dollar General Corp.	26,897	1,992,261
Dollar Tree, Inc.*	24,495	1,890,524
Expedia, Inc.	12,493	1,415,207
Foot Locker, Inc.	13,703	971,406
Ford Motor Co.	412,594	5,004,765
Gap, Inc.	25,419	570,402
Garmin Ltd.	12,730	617,278
General Motors Co.	149,275	5,200,741
Genuine Parts Co.	16,896	1,614,244
Goodyear Tire & Rubber Co.	25,353	782,647
H&R Block, Inc.	22,220	510,838
Hanesbrands, Inc.	38,262	825,311
Harley-Davidson, Inc.	17,395	1,014,824
Harman Int’l. Industries, Inc.	7,538	837,924
Hasbro, Inc.	12,668	985,444
Home Depot, Inc.	129,984	17,428,255
Interpublic Group of Cos., Inc.	43,533	1,019,108
Kohl’s Corp.	19,517	963,749
L Brands, Inc.	26,852	1,767,936
Leggett & Platt, Inc.	12,480	610,022
Lennar Corp. Cl A	19,109	820,349
LKQ Corp.*	31,846	976,080
Lowe’s Cos., Inc.	93,726	6,665,793
Macy’s, Inc.	32,213	1,153,548
Marriott International, Inc. Cl A	34,475	2,850,410
Mattel, Inc.	36,040	992,902
McDonald’s Corp.	89,598	10,905,869
Michael Kors Hldgs. Ltd.*	18,160	780,517
Mohawk Industries, Inc.*	6,304	1,258,783
Netflix, Inc.*	45,226	5,598,979
Newell Brands, Inc.	49,644	2,216,605
News Corp. Cl A	35,631	408,331
News Corp. Cl B	17,304	204,187
NIKE, Inc. Cl B	142,575	7,247,087
Nordstrom, Inc.	12,212	585,321
Omnicom Group, Inc.	24,124	2,053,194

O’Reilly Automotive, Inc.*	10,433	2,904,652
Priceline Group Inc.*	5,345	7,836,091
PulteGroup, Inc.	33,116	608,672
PVH Corp.	8,922	805,121
Ralph Lauren Corp.	6,470	584,370
Ross Stores, Inc.	42,605	2,794,888
Royal Caribbean Cruises Ltd.	17,189	1,410,186
Scripps Networks Interactive, Inc. Cl A	8,814	629,055
Signet Jewelers Ltd.	6,603	622,399
Staples, Inc.	62,652	567,001
Starbucks Corp.	155,427	8,629,307
Target Corp.	59,042	4,264,604
TEGNA, Inc.	18,623	398,346
Tiffany & Co.	10,327	799,620
Time Warner, Inc.	83,409	8,051,471
TJX Cos., Inc.	69,939	5,254,517
Tractor Supply Co.	13,631	1,033,366
TripAdvisor, Inc.*	13,139	609,255
Twenty-First Century Fox, Inc. Cl A	110,487	3,098,055
Twenty-First Century Fox, Inc. Cl B	52,355	1,426,674
Ulta Salon, Cosmetics & Fragrances, Inc.*	6,343	1,617,084
Under Armour, Inc. Cl A*	20,410	592,911
Under Armour, Inc. Cl C*	16,260	409,264
Urban Outfitters, Inc.*	6,764	192,639
V.F. Corp.	34,851	1,859,301
Viacom, Inc. Cl B	34,856	1,223,446
Whirlpool Corp.	8,399	1,526,686
Wyndham Worldwide Corp.	10,774	822,810
Wynn Resorts Ltd.	9,079	785,424
Yum! Brands, Inc.	35,712	2,261,641

		247,266,935

CONSUMER STAPLES (9.0%)
Altria Group, Inc.	208,462	14,096,200
Archer-Daniels-Midland Co.	63,093	2,880,195
Brown-Forman Corp. Cl B	18,336	823,653
Campbell Soup Co.	20,992	1,269,386
Church & Dwight Co., Inc.	27,933	1,234,359
Clorox Co.	14,053	1,686,641
Coca-Cola Co.	416,848	17,282,518
Colgate-Palmolive Co.	94,655	6,194,223
Conagra Brands, Inc.	43,488	1,719,950
Constellation Brands, Inc. Cl A	18,493	2,835,162
Costco Wholesale Corp.	46,705	7,477,938
Coty, Inc. Cl A	55,606	1,018,146
CVS Health Corp.	112,944	8,912,411
Dr. Pepper Snapple Group, Inc.	20,659	1,873,152
Estee Lauder Cos., Inc. Cl A	24,392	1,865,744
General Mills, Inc.	62,512	3,861,366
Hershey Co.	14,440	1,493,529
Hormel Foods Corp.	29,934	1,042,003
J.M. Smucker Co.	12,937	1,656,712
Kellogg Co.	28,444	2,096,607
Kimberly-Clark Corp.	37,686	4,300,726
Kraft Heinz Co.	63,138	5,513,210
Kroger Co.	98,993	3,416,248
McCormick & Co., Inc.	11,254	1,050,336
Mead Johnson Nutrition Co.	20,281	1,435,084
Molson Coors Brewing Co. Cl B	19,096	1,858,232
Mondelez International, Inc. Cl A	164,378	7,286,877
Monster Beverage Corp.*	42,127	1,867,911
PepsiCo, Inc.	153,921	16,104,754
Philip Morris Int’l., Inc.	164,878	15,084,688
Proctor & Gamble Co.	286,496	24,088,584
Reynolds American, Inc.	90,043	5,046,010
Sysco Corp.	55,165	3,054,486

Tyson Foods, Inc. Cl A	29,928	1,845,959
Walgreens Boots Alliance, Inc.	91,500	7,572,540
Wal-Mart Stores, Inc.	160,247	11,076,273
Whole Foods Market, Inc.	32,572	1,001,915

		192,923,728

ENERGY (7.3%)
Anadarko Petroleum Corp.	58,830	4,102,216
Apache Corp.	40,764	2,587,291
Baker Hughes, Inc.	44,408	2,885,188
Cabot Oil & Gas Corp.	47,587	1,111,632
Chesapeake Energy Corp.*	87,006	610,782
Chevron Corp.	201,746	23,745,504
Cimarex Energy Co.	10,625	1,443,938
Concho Resources, Inc.*	15,065	1,997,619
ConocoPhillips	132,818	6,659,495
Devon Energy Corp.	57,093	2,607,437
EOG Resources, Inc.	62,589	6,327,748
EQT Corp.	19,334	1,264,444
Exxon Mobil Corp.	445,036	40,168,949
FMC Technologies, Inc.*	23,948	850,872
Halliburton Co.	92,369	4,996,239
Helmerich & Payne, Inc.	10,548	816,415
Hess Corp.	30,027	1,870,382
Kinder Morgan, Inc.	205,780	4,261,704
Marathon Oil Corp.	88,358	1,529,477
Marathon Petroleum Corp.	57,889	2,914,711
Murphy Oil Corp.	18,718	582,691
National Oilwell Varco, Inc.	42,653	1,596,928
Newfield Exploration Co.*	23,087	935,024
Noble Energy, Inc.	45,442	1,729,523
Occidental Petroleum Corp.	83,123	5,920,851
ONEOK, Inc.	21,384	1,227,655
Phillips 66	47,700	4,121,757
Pioneer Natural Resources Co.	17,940	3,230,456
Range Resources Corp.	18,239	626,692
Schlumberger Ltd.	149,154	12,521,515
Southwestern Energy Co.*	59,408	642,795
Spectra Energy Corp.	74,775	3,072,505
Tesoro Corp.	11,535	1,008,736
Transocean Ltd.*	41,373	609,838
Valero Energy Corp.	49,075	3,352,804
Williams Cos., Inc.	75,752	2,358,917

		156,290,730

FINANCIALS (14.3%)
Affiliated Managers Group, Inc.*	5,504	799,731
Aflac, Inc.	45,089	3,138,194
Allstate Corp.	39,494	2,927,295
American Express Co.	83,287	6,169,901
American Int’l. Group, Inc.	103,494	6,759,193
Ameriprise Financial, Inc.	16,480	1,828,291
Aon PLC	27,856	3,106,780
Assurant, Inc.	6,818	633,119
Bank of America Corp.	1,084,547	23,968,489
Bank of New York Mellon Corp.	112,975	5,352,755
BB&T Corp.	88,866	4,178,479
Berkshire Hathaway, Inc. Cl B*	203,075	33,097,164
BlackRock, Inc.	13,226	5,033,022
Capital One Financial Corp.	51,144	4,461,803
Charles Schwab Corp.	127,392	5,028,162
Chubb Ltd.	50,360	6,653,563
Cincinnati Financial Corp.	16,382	1,240,937
Citigroup, Inc.	305,837	18,175,893
Citizens Financial Group, Inc.	52,599	1,874,102
CME Group, Inc.	35,721	4,120,417
Comerica, Inc.	18,268	1,244,233

Discover Financial Svcs.	43,490	3,135,194
E*Trade Financial Corp.*	29,874	1,035,134
Fifth Third Bancorp	84,641	2,282,768
Franklin Resources, Inc.	36,768	1,455,277
Gallagher (Arthur J.) & Co.	20,296	1,054,580
Goldman Sachs Group, Inc.	39,809	9,532,265
Hartford Financial Svcs. Group, Inc.	39,189	1,867,356
Huntington Bancshares, Inc.	110,582	1,461,894
Intercontinental Exchange, Inc.	64,293	3,627,411
Invesco Ltd.	45,643	1,384,809
JPMorgan Chase & Co.	385,253	33,243,481
KeyCorp	114,198	2,086,397
Leucadia National Corp.	35,343	821,725
Lincoln National Corp.	25,010	1,657,413
Loews Corp.	30,742	1,439,648
M&T Bank Corp.	16,318	2,552,625
Marsh & McLennan Cos., Inc.	54,652	3,693,929
MetLife, Inc.	117,982	6,358,050
Moody’s Corp.	17,223	1,623,612
Morgan Stanley	155,507	6,570,171
Nasdaq, Inc.	12,208	819,401
Navient Corp.	32,524	534,369
Northern Trust Corp.	23,280	2,073,084
People’s United Financial, Inc.	32,515	629,490
PNC Financial Svcs. Grp., Inc.	52,402	6,128,938
Principal Financial Grp., Inc.	28,628	1,656,416
Progressive Corp.	64,000	2,272,000
Prudential Financial, Inc.	46,982	4,888,947
Regions Financial Corp.	130,238	1,870,218
S&P Global, Inc.	27,412	2,947,886
State Street Corp.	39,304	3,054,707
SunTrust Banks, Inc.	52,469	2,877,925
Synchrony Financial	85,204	3,090,349
T. Rowe Price Group, Inc.	27,172	2,044,965
Torchmark Corp.	11,355	837,545
Travelers Cos., Inc.	30,831	3,774,331
U.S. Bancorp	172,666	8,869,852
Unum Group	23,788	1,045,007
Wells Fargo & Co.	482,923	26,613,887
Willis Towers Watson PLC	13,610	1,664,283
XL Group Ltd.	28,613	1,066,120
Zions Bancorporation	19,594	843,326

		306,278,308

HEALTH CARE (13.1%)
Abbott Laboratories	156,988	6,029,909
AbbVie, Inc.	174,329	10,916,482
Aetna, Inc.	38,012	4,713,868
Agilent Technologies, Inc.	36,037	1,641,846
Alexion Pharmaceuticals, Inc.*	24,346	2,978,733
Allergan PLC*	40,130	8,427,701
AmerisourceBergen Corp.	18,895	1,477,400
Amgen, Inc.	79,521	11,626,765
Anthem, Inc.	27,495	3,952,956
Bard (C.R.), Inc.	7,518	1,688,994
Baxter International, Inc.	51,241	2,272,026
Becton, Dickinson & Co.	22,296	3,691,103
BIOGEN, Inc.*	23,167	6,569,698
Boston Scientific Corp.*	146,298	3,164,426
Bristol-Myers Squibb Co.	178,074	10,406,645
Cardinal Health, Inc.	34,123	2,455,832
Celgene Corp.*	83,881	9,709,226
Centene Corp.*	18,658	1,054,364
Cerner Corp.*	34,100	1,615,317
CIGNA Corp.	27,606	3,682,364
Cooper Companies, Inc.	4,747	830,393

Danaher Corp.	65,450	5,094,628
DaVita Inc Inc.*	16,188	1,039,270
DENTSPLY SIRONA, Inc.	24,244	1,399,606
Edwards Lifesciences Corp.*	22,857	2,141,701
Endo International PLC*	26,033	428,764
Envision Healthcare Corp.*	12,546	794,036
Express Scripts Hldg. Co.*	65,895	4,532,917
Gilead Sciences, Inc.	139,912	10,019,098
HCA Hldgs., Inc.*	31,094	2,301,578
Hologic, Inc.*	30,984	1,243,078
Humana, Inc.	16,378	3,341,603
Illumina, Inc.*	16,100	2,061,444
Intuitive Surgical, Inc.*	4,236	2,686,344
Johnson & Johnson	291,643	33,600,190
Laboratory Corp. of America Hldgs.*	11,489	1,474,958
Lilly (Eli) & Co.	104,146	7,659,938
Mallinckrodt PLC*	11,754	585,584
McKesson Corp.	23,475	3,297,064
Medtronic PLC	147,068	10,475,654
Merck & Co., Inc.	293,884	17,300,951
Mettler-Toledo Int’l., Inc.*	2,940	1,230,566
Mylan NV*	49,207	1,877,247
Patterson Cos., Inc.	10,259	420,927
PerkinElmer, Inc.	11,581	603,949
Perrigo Co. PLC	15,062	1,253,610
Pfizer, Inc.	651,839	21,171,731
Quest Diagnostics, Inc.	15,780	1,450,182
Regeneron Pharmaceuticals, Inc.*	8,196	3,008,670
Schein (Henry), Inc.*	8,125	1,232,644
St. Jude Medical, Inc.	31,463	2,523,018
Stryker Corp.	33,327	3,992,908
Thermo Fisher Scientific, Inc.	42,133	5,944,966
UnitedHealth Group, Inc.	101,687	16,273,987
Universal Health Svcs., Inc. Cl B	9,704	1,032,312
Varian Medical Systems, Inc.*	9,103	817,267
Vertex Pharmaceuticals, Inc.*	27,088	1,995,573
Waters Corp.*	9,077	1,219,858
Zimmer Biomet Hldgs., Inc.	22,260	2,297,232
Zoetis, Inc.	51,557	2,759,846

		281,490,947

INDUSTRIALS (9.9%)
3M Co.	64,299	11,481,872
Acuity Brands, Inc.	5,016	1,157,994
Alaska Air Group, Inc.	13,932	1,236,186
Allegion PLC	9,683	619,712
American Airlines Group, Inc.	56,242	2,625,939
AMETEK, Inc.	25,275	1,228,365
Arconic, Inc.	50,600	938,124
Boeing Co.	61,647	9,597,205
Caterpillar, Inc.	62,412	5,788,089
Cintas Corp.	8,662	1,000,981
CSX Corp.	97,981	3,520,457
Cummins, Inc.	16,622	2,271,729
Deere & Co.	30,732	3,166,625
Delta Air Lines, Inc.	78,038	3,838,689
Dover Corp.	16,394	1,228,402
Dun & Bradstreet Corp.	3,447	418,190
Eaton Corp. PLC	48,849	3,277,279
Emerson Electric Co.	70,098	3,907,964
Equifax, Inc.	12,383	1,464,042
Expeditors Int’l. of Wash.	19,255	1,019,745
Fastenal Co.	30,109	1,414,521
FedEx Corp.	26,585	4,950,127
Flowserve Corp.	12,872	618,500
Fluor Corp.	15,091	792,579

Fortive Corp.	30,342	1,627,242
Fortune Brands Home & Security, Inc.	15,075	805,910
General Dynamics Corp.	30,796	5,317,237
General Electric Co.	945,006	29,862,190
Grainger (W.W.), Inc.	6,170	1,432,983
Honeywell International, Inc.	81,739	9,469,463
Hunt (J.B.) Transport Svcs., Inc.	8,577	832,569
Illinois Tool Works, Inc.	33,176	4,062,733
Ingersoll-Rand PLC	26,872	2,016,475
Jacobs Engineering Group, Inc.*	14,053	801,021
Johnson Controls Int’l. PLC	98,968	4,076,492
Kansas City Southern	11,989	1,017,267
L3 Technologies, Inc. Inc.	7,923	1,205,168
Lockheed Martin Corp.	27,303	6,824,112
Masco Corp.	32,891	1,040,013
Nielsen Hldgs. PLC	33,844	1,419,756
Norfolk Southern Corp.	31,124	3,363,571
Northrop Grumman Corp.	18,719	4,353,665
PACCAR, Inc.	38,208	2,441,491
Parker Hannifin Corp.	14,559	2,038,260
Pentair PLC	18,320	1,027,202
Pitney Bowes, Inc.	13,282	201,754
Quanta Services, Inc.*	17,474	608,969
Raytheon Co.	31,964	4,538,888
Republic Services, Inc.	25,712	1,466,870
Robert Half Int’l., Inc.	12,841	626,384
Robinson (C.H.) Worldwide, Inc.	14,291	1,046,959
Rockwell Automation, Inc.	13,776	1,851,494
Rockwell Collins, Inc.	13,298	1,233,522
Roper Technologies, Inc.	11,148	2,040,976
Ryder System, Inc.	5,386	400,934
Snap-on, Inc.	6,015	1,030,189
Southwest Airlines Co.	66,107	3,294,773
Stanley Black & Decker, Inc.	15,881	1,821,392
Stericycle, Inc.*	8,176	629,879
Textron, Inc.	29,506	1,432,811
TransDigm Group, Inc.	5,779	1,438,740
Union Pacific Corp.	88,265	9,151,315
United Continental Hldgs., Inc*	30,535	2,225,391
United Parcel Service, Inc. Cl B	73,753	8,455,044
United Rentals, Inc.*	9,752	1,029,616
United Technologies Corp.	82,346	9,026,769
Verisk Analytics, Inc. Cl A*	17,787	1,443,771
Waste Management, Inc.	44,335	3,143,795
Xylem, Inc.	20,674	1,023,776

		211,762,147

INFORMATION TECHNOLOGY (20.0%)
Accenture Ltd. Cl A	66,005	7,731,166
Activision Blizzard, Inc.	73,563	2,656,360
Adobe Systems, Inc.*	52,556	5,410,640
Akamai Technologies, Inc.*	18,724	1,248,516
Alliance Data Systems Corp.	6,370	1,455,545
Alphabet, Inc. Cl A*	31,616	25,054,099
Alphabet, Inc. Cl C*	31,791	24,536,744
Amphenol Corp. Cl A	33,966	2,282,515
Analog Devices, Inc.	31,621	2,296,317
Apple, Inc.	571,104	66,145,262
Applied Materials, Inc.	114,575	3,697,335
Autodesk, Inc.*	21,453	1,587,737
Automatic Data Processing, Inc.	47,661	4,898,598
Broadcom Ltd.	43,093	7,617,550
CA, Inc.	32,285	1,025,694
Cisco Systems, Inc.	534,679	16,157,999
Citrix Systems, Inc.*	16,000	1,428,960
Cognizant Technology Solutions*	66,870	3,746,726

Corning, Inc.	102,469	2,486,923
CSRA, Inc.	13,165	419,174
eBay, Inc.*	112,167	3,330,238
Electronic Arts, Inc.*	31,238	2,460,305
F5 Networks, Inc.*	7,228	1,046,036
Facebook, Inc. Cl A*	250,563	28,827,273
Fidelity Nat’l. Information Svcs., Inc.	35,078	2,653,300
First Solar, Inc.*	6,062	194,530
Fiserv, Inc.*	23,341	2,480,681
FLIR Systems, Inc.	17,129	619,899
Global Payments, Inc.	17,789	1,234,734
Harris Corp.	13,926	1,426,997
Hewlett Packard Enterprise Co.	177,016	4,096,150
HP, Inc.	177,178	2,629,322
Intel Corp.	505,585	18,337,568
Int’l. Business Machines Corp.	92,517	15,356,897
Intuit, Inc.	26,658	3,055,273
Juniper Networks, Inc.	44,296	1,251,805
KLA-Tencor Corp.	15,736	1,238,108
Lam Research Corp.	17,837	1,885,906
Linear Technology Corp.	26,785	1,670,045
MasterCard, Inc. Cl A	102,643	10,597,890
Microchip Technology, Inc.	22,412	1,437,730
Micron Technology, Inc.*	112,082	2,456,837
Microsoft Corp.	833,295	51,780,951
Motorola Solutions, Inc.	17,475	1,448,503
NetApp, Inc.	28,387	1,001,209
NVIDIA Corp.	57,090	6,093,787
Oracle Corp.	319,987	12,303,500
Paychex, Inc.	34,101	2,076,069
PayPal Hldgs., Inc.*	121,388	4,791,184
Qorvo, Inc.*	15,105	796,487
QUALCOMM, Inc.	158,692	10,346,718
Red Hat, Inc.*	18,290	1,274,813
Salesforce.com, inc.*	68,545	4,692,591
Seagate Technology PLC	31,452	1,200,523
Skyworks Solutions, Inc.	18,845	1,406,968
Symantec Corp.	68,720	1,641,721
TE Connectivity Ltd.	38,582	2,672,961
Teradata Corp.*	14,638	397,714
Texas Instruments, Inc.	108,354	7,906,591
Total System Services, Inc.	16,636	815,663
VeriSign, Inc.*	10,634	808,928
Visa, Inc. Cl A	199,228	15,543,769
Western Digital Corp.	30,719	2,087,356
Western Union Co.	48,630	1,056,244
Xerox Corp.	91,911	802,383
Xilinx, Inc.	28,164	1,700,261
Yahoo!, Inc.*	91,838	3,551,375

		428,369,653

MATERIALS (2.7%)
Air Products & Chemicals, Inc.	23,903	3,437,729
Albemarle Corp.	11,711	1,008,083
Avery Dennison Corp.	8,620	605,296
Ball Corp.	19,055	1,430,459
CF Industries Hldgs., Inc.	21,358	672,350
Dow Chemical Co.	121,463	6,950,113
Du Pont (E.I.) de Nemours & Co.	92,132	6,762,489
Eastman Chemical Co.	16,417	1,234,723
Ecolab, Inc.	27,647	3,240,781
FMC Corp.	14,475	818,706
Freeport-McMoRan Copper & Gold, Inc.*	132,349	1,745,683
International Paper Co.	42,525	2,256,377
Int’l. Flavors & Fragrances, Inc.	8,814	1,038,554
LyondellBasell Inds. NV Cl A	35,316	3,029,406

Martin Marietta Materials, Inc.	6,537	1,448,142
Monsanto Co.	47,603	5,008,312
Newmont Mining Corp.	59,109	2,013,844
Nucor Corp.	33,796	2,011,538
PPG Industries, Inc.	28,063	2,659,250
Praxair, Inc.	30,535	3,578,397
Sealed Air Corp.	22,084	1,001,289
Sherwin-Williams Co.	8,527	2,291,546
The Mosaic Co.	35,117	1,029,982
Vulcan Materials Co.	13,449	1,683,142
WestRock Co.	27,835	1,413,183

		58,369,374

REAL ESTATE (2.8%)
American Tower Corp.	45,187	4,775,362
Apartment Investment & Management Co. Cl A	18,905	859,232
AvalonBay Communities, Inc.	14,542	2,576,115
Boston Properties, Inc.	16,826	2,116,374
CBRE Group, Inc.*	32,694	1,029,534
Crown Castle Int’l. Corp.	39,008	3,384,724
Digital Realty Trust, Inc.	17,395	1,709,233
Equinix, Inc.	7,739	2,765,996
Equity Residential	39,202	2,523,041
Essex Property Trust, Inc.	7,348	1,708,410
Extra Space Storage, Inc.	14,034	1,083,986
Federal Realty Investment Trust	7,395	1,050,903
General Growth Pptys., Inc.	63,381	1,583,257
HCP, Inc.	50,091	1,488,705
Host Hotels & Resorts, Inc.	76,785	1,446,629
Iron Mountain, Inc.	26,042	845,844
Kimco Realty Corp.	49,006	1,232,991
Mid-America Apt. Communities, Inc.	12,977	1,270,708
ProLogis, Inc.	55,554	2,932,696
Public Storage	16,223	3,625,841
Realty Income Corp.	26,263	1,509,597
Simon Property Group, Inc.	33,396	5,933,467
SL Green Realty Corp	11,412	1,227,361
The Macerich Co.	11,906	843,421
UDR, Inc.	29,712	1,083,894
Ventas, Inc.	37,505	2,344,813
Vornado Realty Trust	18,209	1,900,473
Welltower, Inc.	38,467	2,574,596
Weyerhaeuser Co.	81,561	2,454,170

		59,881,373

TELECOMMUNICATION SERVICES (2.6%)
AT&T, Inc.	656,968	27,940,849
CenturyLink, Inc.	61,227	1,455,978
Frontier Communications Corp.	119,670	404,485
Level 3 Communications, Inc.*	29,631	1,670,003
Verizon Communications, Inc.	436,847	23,318,893

		54,790,208

UTILITIES (3.0%)
AES Corp.	70,328	817,211
Alliant Energy Corp.	22,202	841,234
Ameren Corp.	24,219	1,270,529
American Electric Power Co., Inc.	53,254	3,352,872
American Water Works Co., Inc.	20,022	1,448,792
CenterPoint Energy, Inc.	42,748	1,053,311
CMS Energy Corp.	30,140	1,254,427
Consolidated Edison, Inc.	31,319	2,307,584
Dominion Resources, Inc.	65,972	5,052,795
DTE Energy Co.	19,121	1,883,610
Duke Energy Corp.	73,472	5,702,897
Edison International	35,189	2,533,256
Entergy Corp.	19,979	1,467,857
Eversource Energy	34,435	1,901,845

Exelon Corp.	97,954	3,476,387
FirstEnergy Corp.	45,887	1,421,120
NextEra Energy, Inc.	50,825	6,071,555
NiSource, Inc.	37,784	836,538
NRG Energy, Inc.	33,298	408,233
PG&E Corp.	54,695	3,323,815
Pinnacle West Capital Corp.	10,810	843,504
PPL Corp.	72,530	2,469,647
Public Svc. Enterprise Group, Inc.	51,919	2,278,206
SCANA Corp.	14,052	1,029,731
Sempra Energy	26,576	2,674,609
Southern Co.	106,629	5,245,081
WEC Energy Group, Inc.	32,291	1,893,867
Xcel Energy, Inc.	56,358	2,293,771

		65,154,284

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $1,292,925,575) 96.2%		2,062,577,687

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.2%)
U.S. Treasury Bill (1)	A-1+	0.31	01/19/17	3,900,000	3,899,372
U.S. Treasury Bill (1)	A-1+	0.41	01/26/17	6,000,000	5,998,201
U.S. Treasury Bill (1)	A-1+	0.42	02/09/17	1,000,000	999,533
U.S. Treasury Bill (1)	A-1+	0.43	02/09/17	4,000,000	3,998,088
U.S. Treasury Bill (1)	A-1+	0.44	01/12/17	5,000,000	4,999,275
U.S. Treasury Bill (1)	A-1+	0.46	02/23/17	5,000,000	4,996,549

					24,891,018

U.S. GOVERNMENT AGENCIES (0.5%)
FHLB	A-1+	0.49	02/07/17	10,500,000	10,494,625

COMMERCIAL PAPER (2.0%)
Cargill, Inc.†	A-1	0.64	01/06/17	2,400,000	2,399,744
Cargill, Inc.†	A-1	0.71	01/03/17	5,000,000	4,999,704
Danaher Corp.†	A-1	0.70	01/06/17	4,000,000	3,999,533
GE Capital Treasury LLC	A-1+	0.56	02/06/17	10,000,000	9,994,242
Intercontinental Exchange, Inc.†	A-1	0.68	01/03/17	4,249,000	4,248,759
Southern California Gas Co.†	A-1	0.70	01/03/17	6,000,000	5,999,650
Toyota Motor Credit Corp.	A-1+	0.58	01/24/17	5,000,000	4,998,066
Toyota Motor Credit Corp.	A-1+	0.65	02/01/17	5,000,000	4,997,109
Toyota Motor Credit Corp.	A-1+	0.78	01/04/17	1,400,000	1,399,878

					43,036,685

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $78,422,328) 3.7%					78,422,328

TOTAL INVESTMENTS (Cost: $1,371,347,903) 99.9%					2,141,000,015

OTHER NET ASSETS 0.1%					2,317,722

NET ASSETS 100.0%					$2,143,317,737

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.1%)
Advance Auto Parts, Inc.	615	104,009
Amazon.com, Inc.*	3,065	2,298,352
AutoNation, Inc.*	629	30,601
AutoZone, Inc.*	228	180,072
Bed Bath & Beyond, Inc.	1,276	51,857
Best Buy Co., Inc.	2,210	94,301
BorgWarner, Inc.	1,526	60,185
CarMax, Inc.*	1,443	92,915
Carnival Corp.	3,195	166,332
CBS Corp. Cl B	3,047	193,850
Charter Communications, Inc. Cl A*	1,672	481,402
Chipotle Mexican Grill, Inc.*	232	87,538
Coach, Inc.	2,115	74,067
Comcast Corp. Cl A	18,599	1,284,261
D.R. Horton, Inc.	2,689	73,490
Darden Restaurants, Inc.	1,007	73,229
Delphi Automotive PLC	2,211	148,911
Discovery Communications, Inc. Cl A*	1,049	28,753
Discovery Communications, Inc. Cl C*	1,626	43,544
Disney (Walt) Co.	11,342	1,182,063
Dollar General Corp.	1,955	144,807
Dollar Tree, Inc.*	1,780	137,380
Expedia, Inc.	908	102,858
Foot Locker, Inc.	996	70,606
Ford Motor Co.	29,980	363,657
Gap, Inc.	1,847	41,447
Garmin Ltd.	925	44,853
General Motors Co.	10,847	377,909
Genuine Parts Co.	1,227	117,228
Goodyear Tire & Rubber Co.	1,843	56,893
H&R Block, Inc.	1,615	37,129
Hanesbrands, Inc.	2,781	59,986
Harley-Davidson, Inc.	1,264	73,742
Harman Int’l. Industries, Inc.	547	60,805
Hasbro, Inc.	920	71,567
Home Depot, Inc.	9,445	1,266,386
Interpublic Group of Cos., Inc.	3,163	74,046
Kohl’s Corp.	1,418	70,021
L Brands, Inc.	1,951	128,454
Leggett & Platt, Inc.	907	44,334
Lennar Corp. Cl A	1,389	59,630
LKQ Corp.*	2,314	70,924
Lowe’s Cos., Inc.	6,810	484,327
Macy’s, Inc.	2,341	83,831
Marriott International, Inc. Cl A	2,504	207,031
Mattel, Inc.	2,619	72,153
McDonald’s Corp.	6,511	792,519
Michael Kors Hldgs. Ltd.*	1,319	56,691
Mohawk Industries, Inc.*	459	91,653
Netflix, Inc.*	3,287	406,931
Newell Brands, Inc.	3,608	161,097
News Corp. Cl A	2,589	29,670
News Corp. Cl B	1,257	14,833
NIKE, Inc. Cl B	10,360	526,599
Nordstrom, Inc.	888	42,562
Omnicom Group, Inc.	1,753	149,198
O’Reilly Automotive, Inc.*	758	211,035

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Priceline Group Inc.*	388	568,831
PulteGroup, Inc.	2,406	44,222
PVH Corp.	648	58,476
Ralph Lauren Corp.	470	42,450
Ross Stores, Inc.	3,095	203,032
Royal Caribbean Cruises Ltd.	1,249	102,468
Scripps Networks Interactive, Inc. Cl A	641	45,748
Signet Jewelers Ltd.	480	45,245
Staples, Inc.	4,553	41,205
Starbucks Corp.	11,294	627,043
Target Corp.	4,291	309,939
TEGNA, Inc.	1,354	28,962
Tiffany & Co.	751	58,150
Time Warner, Inc.	6,060	584,972
TJX Cos., Inc.	5,082	381,811
Tractor Supply Co.	991	75,128
TripAdvisor, Inc.*	954	44,237
Twenty-First Century Fox, Inc. Cl A	8,029	225,133
Twenty-First Century Fox, Inc. Cl B	3,804	103,659
Ulta Salon, Cosmetics & Fragrances, Inc.*	460	117,272
Under Armour, Inc. Cl A*	1,483	43,081
Under Armour, Inc. Cl C*	1,182	29,751
Urban Outfitters, Inc.*	492	14,012
V.F. Corp.	2,533	135,136
Viacom, Inc. Cl B	2,533	88,908
Whirlpool Corp.	610	110,880
Wyndham Worldwide Corp.	783	59,798
Wynn Resorts Ltd.	659	57,010
Yum! Brands, Inc.	2,595	164,341

		17,965,424

CONSUMER STAPLES (4.7%)
Altria Group, Inc.	15,147	1,024,240
Archer-Daniels-Midland Co.	4,584	209,260
Brown-Forman Corp. Cl B	1,333	59,878
Campbell Soup Co.	1,525	92,217
Church & Dwight Co., Inc.	2,029	89,662
Clorox Co.	1,021	122,540
Coca-Cola Co.	30,288	1,255,740
Colgate-Palmolive Co.	6,878	450,096
Conagra Brands, Inc.	3,160	124,978
Constellation Brands, Inc. Cl A	1,344	206,049
Costco Wholesale Corp.	3,394	543,413
Coty, Inc. Cl A	4,040	73,972
CVS Health Corp.	8,207	647,614
Dr. Pepper Snapple Group, Inc.	1,501	136,096
Estee Lauder Cos., Inc. Cl A	1,772	135,540
General Mills, Inc.	4,543	280,621
Hershey Co.	1,050	108,602
Hormel Foods Corp.	2,175	75,712
J.M. Smucker Co.	940	120,376
Kellogg Co.	2,066	152,285
Kimberly-Clark Corp.	2,739	312,575
Kraft Heinz Co.	4,588	400,624
Kroger Co.	7,193	248,230
McCormick & Co., Inc.	818	76,344
Mead Johnson Nutrition Co.	1,473	104,229
Molson Coors Brewing Co. Cl B	1,388	135,066
Mondelez International, Inc. Cl A	11,944	529,478
Monster Beverage Corp.*	3,061	135,725
PepsiCo, Inc.	11,184	1,170,182
Philip Morris Int’l., Inc.	11,981	1,096,142

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Proctor & Gamble Co.	20,817	1,750,293
Reynolds American, Inc.	6,542	366,614
Sysco Corp.	4,008	221,923
Tyson Foods, Inc. Cl A	2,175	134,154
Walgreens Boots Alliance, Inc.	6,648	550,188
Wal-Mart Stores, Inc.	11,644	804,833
Whole Foods Market, Inc.	2,367	72,809

		14,018,300

ENERGY (3.8%)
Anadarko Petroleum Corp.	4,274	298,026
Apache Corp.	2,961	187,935
Baker Hughes, Inc.	3,227	209,658
Cabot Oil & Gas Corp.	3,458	80,779
Chesapeake Energy Corp.*	6,321	44,373
Chevron Corp.	14,659	1,725,364
Cimarex Energy Co.	772	104,915
Concho Resources, Inc.*	1,095	145,197
ConocoPhillips	9,650	483,851
Devon Energy Corp.	4,148	189,439
EOG Resources, Inc.	4,547	459,702
EQT Corp.	1,404	91,822
Exxon Mobil Corp.	32,336	2,918,643
FMC Technologies, Inc.*	1,741	61,858
Halliburton Co.	6,711	362,998
Helmerich & Payne, Inc.	767	59,366
Hess Corp.	2,181	135,854
Kinder Morgan, Inc.	14,952	309,656
Marathon Oil Corp.	6,421	111,148
Marathon Petroleum Corp.	4,206	211,772
Murphy Oil Corp.	1,360	42,337
National Oilwell Varco, Inc.	3,099	116,027
Newfield Exploration Co.*	1,677	67,919
Noble Energy, Inc.	3,302	125,674
Occidental Petroleum Corp.	6,039	430,158
ONEOK, Inc.	1,554	89,215
Phillips 66	3,466	299,497
Pioneer Natural Resources Co.	1,304	234,811
Range Resources Corp.	1,326	45,561
Schlumberger Ltd.	10,837	909,766
Southwestern Energy Co.*	4,316	46,699
Spectra Energy Corp.	5,433	223,242
Tesoro Corp.	839	73,371
Transocean Ltd.*	3,007	44,323
Valero Energy Corp.	3,566	243,629
Williams Cos., Inc.	5,504	171,395

		11,355,980

FINANCIALS (7.6%)
Affiliated Managers Group, Inc.*	400	58,120
Aflac, Inc.	3,276	228,010
Allstate Corp.	2,870	212,724
American Express Co.	6,051	448,258
American Int’l. Group, Inc.	7,520	491,131
Ameriprise Financial, Inc.	1,198	132,906
Aon PLC	2,024	225,737
Assurant, Inc.	495	45,966
Bank of America Corp.	78,805	1,741,591
Bank of New York Mellon Corp.	8,209	388,942
BB&T Corp.	6,457	303,608
Berkshire Hathaway, Inc. Cl B*	14,755	2,404,770
BlackRock, Inc.	961	365,699
Capital One Financial Corp.	3,717	324,271

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Charles Schwab Corp.	9,257	365,374
Chubb Ltd.	3,659	483,427
Cincinnati Financial Corp.	1,190	90,143
Citigroup, Inc.	22,223	1,320,713
Citizens Financial Group, Inc.	3,822	136,178
CME Group, Inc.	2,596	299,449
Comerica, Inc.	1,328	90,450
Discover Financial Svcs.	3,160	227,804
E*Trade Financial Corp.*	2,170	75,191
Fifth Third Bancorp	6,150	165,866
Franklin Resources, Inc.	2,672	105,758
Gallagher (Arthur J.) & Co.	1,474	76,589
Goldman Sachs Group, Inc.	2,893	692,729
Hartford Financial Svcs. Group, Inc.	2,848	135,707
Huntington Bancshares, Inc.	8,035	106,223
Intercontinental Exchange, Inc.	4,671	263,538
Invesco Ltd.	3,316	100,607
iShares Core S&P 500 ETF	348	78,297
JPMorgan Chase & Co.	27,992	2,415,430
KeyCorp	8,298	151,604
Leucadia National Corp.	2,568	59,706
Lincoln National Corp.	1,817	120,413
Loews Corp.	2,233	104,571
M&T Bank Corp.	1,186	185,526
Marsh & McLennan Cos., Inc.	3,972	268,467
MetLife, Inc.	8,572	461,945
Moody’s Corp.	1,252	118,026
Morgan Stanley	11,300	477,425
Nasdaq, Inc.	887	59,535
Navient Corp.	2,364	38,841
Northern Trust Corp.	1,691	150,584
People’s United Financial, Inc.	2,363	45,748
PNC Financial Svcs. Grp., Inc.	3,808	445,384
Principal Financial Grp., Inc.	2,080	120,349
Progressive Corp.	4,650	165,075
Prudential Financial, Inc.	3,413	355,157
Regions Financial Corp.	9,464	135,903
S&P Global, Inc.	1,992	214,220
State Street Corp.	2,855	221,891
SunTrust Banks, Inc.	3,813	209,143
Synchrony Financial	6,191	224,548
T. Rowe Price Group, Inc.	1,974	148,563
Torchmark Corp.	826	60,926
Travelers Cos., Inc.	2,240	274,221
U.S. Bancorp	12,546	644,488
Unum Group	1,729	75,955
Wells Fargo & Co.	35,090	1,933,810
Willis Towers Watson PLC	989	120,935
XL Group Ltd.	2,079	77,464
Zions Bancorporation	1,424	61,289

		22,332,918

HEALTH CARE (6.9%)
Abbott Laboratories	11,406	438,104
AbbVie, Inc.	12,666	793,145
Aetna, Inc.	2,762	342,516
Agilent Technologies, Inc.	2,618	119,276
Alexion Pharmaceuticals, Inc.*	1,769	216,437
Allergan PLC*	2,915	612,179
AmerisourceBergen Corp.	1,372	107,277
Amgen, Inc.	5,779	844,948
Anthem, Inc.	1,998	287,252

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Bard (C.R.), Inc.	547	122,889
Baxter International, Inc.	3,724	165,122
Becton, Dickinson & Co.	1,621	268,362
BIOGEN, Inc.*	1,684	477,549
Boston Scientific Corp.*	10,630	229,927
Bristol-Myers Squibb Co.	12,940	756,214
Cardinal Health, Inc.	2,479	178,414
Celgene Corp.*	6,094	705,381
Centene Corp.*	1,355	76,571
Cerner Corp.*	2,477	117,335
CIGNA Corp.	2,005	267,447
Cooper Companies, Inc.	345	60,351
Danaher Corp.	4,755	370,129
DaVita Inc Inc.*	1,177	75,563
DENTSPLY SIRONA, Inc.	1,762	101,720
Edwards Lifesciences Corp.*	1,660	155,542
Endo International PLC*	1,891	31,145
Envision Healthcare Corp.*	911	57,657
Express Scripts Hldg. Co.*	4,788	329,367
Gilead Sciences, Inc.	10,167	728,059
HCA Hldgs., Inc.*	2,260	167,285
Hologic, Inc.*	2,251	90,310
Humana, Inc.	1,190	242,796
Illumina, Inc.*	1,169	149,679
Intuitive Surgical, Inc.*	307	194,690
Johnson & Johnson	21,192	2,441,530
Laboratory Corp. of America Hldgs.*	834	107,069
Lilly (Eli) & Co.	7,567	556,553
Mallinckrodt PLC*	854	42,546
McKesson Corp.	1,706	239,608
Medtronic PLC	10,687	761,235
Merck & Co., Inc.	21,354	1,257,110
Mettler-Toledo Int’l., Inc.*	213	89,153
Mylan NV*	3,575	136,386
Patterson Cos., Inc.	745	30,567
PerkinElmer, Inc.	842	43,910
Perrigo Co. PLC	1,095	91,137
Pfizer, Inc.	47,363	1,538,350
Quest Diagnostics, Inc.	1,146	105,317
Regeneron Pharmaceuticals, Inc.*	595	218,419
Schein (Henry), Inc.*	591	89,661
St. Jude Medical, Inc.	2,286	183,314
Stryker Corp.	2,421	290,060
Thermo Fisher Scientific, Inc.	3,061	431,907
UnitedHealth Group, Inc.	7,388	1,182,376
Universal Health Svcs., Inc. Cl B	705	74,998
Varian Medical Systems, Inc.*	662	59,434
Vertex Pharmaceuticals, Inc.*	1,968	144,983
Waters Corp.*	659	88,563
Zimmer Biomet Hldgs., Inc.	1,617	166,874
Zoetis, Inc.	3,747	200,577

		20,452,275

INDUSTRIALS (5.2%)
3M Co.	4,672	834,279
Acuity Brands, Inc.	364	84,033
Alaska Air Group, Inc.	1,012	89,795
Allegion PLC	704	45,056
American Airlines Group, Inc.	4,087	190,822
AMETEK, Inc.	1,836	89,230
Arconic, Inc.	3,676	68,153
Boeing Co.	4,480	697,446

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Caterpillar, Inc.	4,534	420,483
Cintas Corp.	630	72,803
CSX Corp.	7,120	255,822
Cummins, Inc.	1,207	164,961
Deere & Co.	2,233	230,088
Delta Air Lines, Inc.	5,671	278,956
Dover Corp.	1,192	89,317
Dun & Bradstreet Corp.	251	30,451
Eaton Corp. PLC	3,549	238,102
Emerson Electric Co.	5,093	283,935
Equifax, Inc.	900	106,407
Expeditors Int’l. of Wash.	1,400	74,144
Fastenal Co.	2,188	102,792
FedEx Corp.	1,931	359,552
Flowserve Corp.	936	44,975
Fluor Corp.	1,096	57,562
Fortive Corp.	2,205	118,254
Fortune Brands Home & Security, Inc.	1,096	58,592
General Dynamics Corp.	2,237	386,240
General Electric Co.	68,666	2,169,846
Grainger (W.W.), Inc.	448	104,048
Honeywell International, Inc.	5,939	688,033
Hunt (J.B.) Transport Svcs., Inc.	624	60,572
Illinois Tool Works, Inc.	2,411	295,251
Ingersoll-Rand PLC	1,953	146,553
Jacobs Engineering Group, Inc.*	1,021	58,197
Johnson Controls Int’l. PLC	7,192	296,238
Kansas City Southern	871	73,904
L3 Technologies, Inc. Inc.	576	87,615
Lockheed Martin Corp.	1,983	495,631
Masco Corp.	2,390	75,572
Nielsen Hldgs. PLC	2,460	103,197
Norfolk Southern Corp.	2,262	244,454
Northrop Grumman Corp.	1,361	316,541
PACCAR, Inc.	2,776	177,386
Parker Hannifin Corp.	1,057	147,980
Pentair PLC	1,331	74,629
Pitney Bowes, Inc.	966	14,674
Quanta Services, Inc.*	1,269	44,225
Raytheon Co.	2,322	329,724
Republic Services, Inc.	1,868	106,569
Robert Half Int’l., Inc.	933	45,512
Robinson (C.H.) Worldwide, Inc.	1,039	76,117
Rockwell Automation, Inc.	1,001	134,534
Rockwell Collins, Inc.	967	89,699
Roper Technologies, Inc.	810	148,295
Ryder System, Inc.	392	29,180
Snap-on, Inc.	438	75,016
Southwest Airlines Co.	4,804	239,431
Stanley Black & Decker, Inc.	1,154	132,352
Stericycle, Inc.*	595	45,839
Textron, Inc.	2,143	104,064
TransDigm Group, Inc.	419	104,314
Union Pacific Corp.	6,414	665,004
United Continental Hldgs., Inc*	2,219	161,721
United Parcel Service, Inc. Cl B	5,359	614,356
United Rentals, Inc.*	708	74,751
United Technologies Corp.	5,984	655,966
Verisk Analytics, Inc. Cl A*	1,292	104,872
Waste Management, Inc.	3,221	228,401
Xylem, Inc.	1,502	74,379

		15,386,892

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

INFORMATION TECHNOLOGY (10.5%)
Accenture Ltd. Cl A	4,796	561,755
Activision Blizzard, Inc.	5,345	193,008
Adobe Systems, Inc.*	3,819	393,166
Akamai Technologies, Inc.*	1,360	90,685
Alliance Data Systems Corp.	462	105,567
Alphabet, Inc. Cl A*	2,297	1,820,253
Alphabet, Inc. Cl C*	2,310	1,782,912
Amphenol Corp. Cl A	2,468	165,850
Analog Devices, Inc.	2,298	166,881
Apple, Inc.	41,498	4,806,293
Applied Materials, Inc.	8,326	268,680
Autodesk, Inc.*	1,558	115,308
Automatic Data Processing, Inc.	3,464	356,030
Broadcom Ltd.	3,131	553,467
CA, Inc.	2,346	74,532
Cisco Systems, Inc.	38,851	1,174,077
Citrix Systems, Inc.*	1,163	103,868
Cognizant Technology Solutions*	4,858	272,194
Corning, Inc.	7,445	180,690
CSRA, Inc.	957	30,471
eBay, Inc.*	8,150	241,974
Electronic Arts, Inc.*	2,270	178,785
F5 Networks, Inc.*	525	75,978
Facebook, Inc. Cl A*	18,206	2,094,600
Fidelity Nat’l. Information Svcs., Inc.	2,548	192,731
First Solar, Inc.*	441	14,152
Fiserv, Inc.*	1,696	180,251
FLIR Systems, Inc.	1,244	45,020
Global Payments, Inc.	1,292	89,678
Harris Corp.	1,011	103,597
Hewlett Packard Enterprise Co.	12,863	297,650
HP, Inc.	12,874	191,050
Intel Corp.	36,736	1,332,415
Int’l. Business Machines Corp.	6,723	1,115,951
Intuit, Inc.	1,937	222,000
Juniper Networks, Inc.	3,218	90,941
KLA-Tencor Corp.	1,144	90,010
Lam Research Corp.	1,296	137,026
Linear Technology Corp.	1,946	121,333
MasterCard, Inc. Cl A	7,458	770,039
Microchip Technology, Inc.	1,629	104,500
Micron Technology, Inc.*	8,144	178,516
Microsoft Corp.	60,548	3,762,448
Motorola Solutions, Inc.	1,270	105,270
NetApp, Inc.	2,063	72,762
NVIDIA Corp.	4,148	442,758
Oracle Corp.	23,251	894,001
Paychex, Inc.	2,478	150,861
PayPal Hldgs., Inc.*	8,820	348,125
Qorvo, Inc.*	1,097	57,845
QUALCOMM, Inc.	11,530	751,756
Red Hat, Inc.*	1,329	92,631
Salesforce.com, inc.*	4,981	340,999
Seagate Technology PLC	2,286	87,257
Skyworks Solutions, Inc.	1,370	102,284
Symantec Corp.	4,993	119,283
TE Connectivity Ltd.	2,803	194,192
Teradata Corp.*	1,063	28,882
Texas Instruments, Inc.	7,873	574,493

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Total System Services, Inc.	1,209	59,277
VeriSign, Inc.*	772	58,726
Visa, Inc. Cl A	14,477	1,129,496
Western Digital Corp.	2,232	151,664
Western Union Co.	3,534	76,758
Xerox Corp.	6,678	58,299
Xilinx, Inc.	2,046	123,517
Yahoo!, Inc.*	6,673	258,045

		31,125,513

MATERIALS (1.4%)
Air Products & Chemicals, Inc.	1,736	249,672
Albemarle Corp.	851	73,254
Avery Dennison Corp.	627	44,028
Ball Corp.	1,384	103,897
CF Industries Hldgs., Inc.	1,552	48,857
Dow Chemical Co.	8,825	504,967
Du Pont (E.I.) de Nemours & Co.	6,695	491,413
Eastman Chemical Co.	1,192	89,650
Ecolab, Inc.	2,009	235,495
FMC Corp.	1,051	59,445
Freeport-McMoRan Copper & Gold, Inc.*	9,616	126,835
International Paper Co.	3,090	163,955
Int’l. Flavors & Fragrances, Inc.	640	75,411
LyondellBasell Inds. NV Cl A	2,567	220,197
Martin Marietta Materials, Inc.	475	105,227
Monsanto Co.	3,458	363,816
Newmont Mining Corp.	4,294	146,297
Nucor Corp.	2,456	146,181
PPG Industries, Inc.	2,040	193,310
Praxair, Inc.	2,218	259,927
Sealed Air Corp.	1,604	72,725
Sherwin-Williams Co.	620	166,619
The Mosaic Co.	2,552	74,850
Vulcan Materials Co.	978	122,397
WestRock Co.	2,022	102,675

		4,241,100

REAL ESTATE (1.5%)
American Tower Corp.	3,284	347,053
Apartment Investment & Management Co. Cl A	1,373	62,403
AvalonBay Communities, Inc.	1,057	187,248
Boston Properties, Inc.	1,222	153,703
CBRE Group, Inc.*	2,375	74,789
Crown Castle Int’l. Corp.	2,834	245,906
Digital Realty Trust, Inc.	1,263	124,102
Equinix, Inc.	562	200,807
Equity Residential	2,848	183,297
Essex Property Trust, Inc.	533	123,923
Extra Space Storage, Inc.	1,019	78,708
Federal Realty Investment Trust	538	76,455
General Growth Pptys., Inc.	4,605	115,033
HCP, Inc.	3,639	108,151
Host Hotels & Resorts, Inc.	5,580	105,127
Iron Mountain, Inc.	1,893	61,485
Kimco Realty Corp.	3,560	89,570
Mid-America Apt. Communities, Inc.	942	92,241
ProLogis, Inc.	4,037	213,113
Public Storage	1,178	263,283
Realty Income Corp.	1,909	109,729
Simon Property Group, Inc.	2,427	431,205
SL Green Realty Corp	829	89,159
The Macerich Co.	866	61,347

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

UDR, Inc.	2,158	78,724
Ventas, Inc.	2,725	170,367
Vornado Realty Trust	1,324	138,186
Welltower, Inc.	2,795	187,069
Weyerhaeuser Co.	5,926	178,313

		4,350,496

TELECOMMUNICATION SERVICES (1.4%)
AT&T, Inc.	47,736	2,030,212
CenturyLink, Inc.	4,448	105,773
Frontier Communications Corp.	8,696	29,392
Level 3 Communications, Inc.*	2,153	121,343
Verizon Communications, Inc.	31,741	1,694,335

		3,981,055

UTILITIES (1.6%)
AES Corp.	5,110	59,378
Alliant Energy Corp.	1,614	61,154
Ameren Corp.	1,760	92,330
American Electric Power Co., Inc.	3,869	243,592
American Water Works Co., Inc.	1,454	105,211
CenterPoint Energy, Inc.	3,107	76,556
CMS Energy Corp.	2,190	91,148
Consolidated Edison, Inc.	2,276	167,696
Dominion Resources, Inc.	4,794	367,172
DTE Energy Co.	1,390	136,929
Duke Energy Corp.	5,339	414,413
Edison International	2,556	184,006
Entergy Corp.	1,451	106,605
Eversource Energy	2,502	138,185
Exelon Corp.	7,118	252,618
FirstEnergy Corp.	3,334	103,254
NextEra Energy, Inc.	3,693	441,166
NiSource, Inc.	2,745	60,774
NRG Energy, Inc.	2,420	29,669
PG&E Corp.	3,974	241,500
Pinnacle West Capital Corp.	786	61,332
PPL Corp.	5,270	179,444
Public Svc. Enterprise Group, Inc.	3,773	165,559
SCANA Corp.	1,021	74,819
Sempra Energy	1,932	194,436
Southern Co.	7,747	381,075
WEC Energy Group, Inc.	2,347	137,652
Xcel Energy, Inc.	4,095	166,667

		4,734,340

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $100,287,712) 50.7%		149,944,293

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.34	02/09/17	200,000	199,924
U.S. Treasury Bill (1)	A-1+	0.47	02/09/17	2,000,000	1,998,955

					2,198,879

COMMERCIAL PAPER (3.5%)
Cargill, Inc.†	A-1	0.64	01/06/17	5,000,000	4,999,467
Novartis Finance Corp.†	A-1+	0.50	01/03/17	5,200,000	5,199,783

					10,199,250

TOTAL INDEXED ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $12,398,129) 4.2%					12,398,129

TOTAL INDEXED ASSETS (Cost: $112,685,841) 54.9%					162,342,422

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.3%)
AutoZone, Inc.*	776	612,877
Bassett Furniture Industries, Inc.	11,284	343,034
Belmond Ltd.*	25,823	344,737
Bloomin’ Brands, Inc.	17,879	322,358
BorgWarner, Inc.	11,943	471,032
Bright Horizons Family Solutions, Inc.*	1,595	111,682
Cooper Tire & Rubber Co.	7,051	273,931
CST Brands, Inc.	32,328	1,556,592
Dick’s Sporting Goods, Inc.	3,800	201,780
Dillard’s, Inc. Cl A	595	37,301
Dollar Tree, Inc.*	2,718	209,775
Drew Industries, Inc.	2,048	220,672
Eros International PLC*	14,290	186,485
Five Below, Inc.*	9,612	384,096
Haverty Furniture Cos., Inc.	19,650	465,705
Houghton Mifflin Harcourt Co.*	54,679	593,267
HSN, Inc.	5,390	184,877
Intrawest Resorts Hldgs., Inc.*	16,857	300,897
Liberty Interactive Corp. Ser. A QVC Group*	12,754	254,825
Lions Gate Entertainment Corp. Cl A	19,964	537,032
Lions Gate Entertainment Corp. Cl B*	19,964	489,917
Lithia Motors, Inc. Cl A	6,585	637,626
Macy’s, Inc.	2,891	103,527
MSG Networks, Inc.*	9,671	207,927
NVR, Inc.*	148	247,012
Panera Bread Co. Cl A*	6,276	1,287,145
Popeyes Louisiana Kitchen, Inc.*	1,873	113,279
Ralph Lauren Corp.	5,385	486,373
Red Robin Gourmet Burgers, Inc.*	6,273	353,797
Scripps Networks Interactive, Inc. Cl A	3,527	251,722
Select Comfort Corp.*	39,509	893,694
Steve Madden Ltd.*	7,526	269,055
Taylor Morrison Home Corp. Cl A*	2,887	55,604
Thor Industries, Inc.	7,194	719,760
Tractor Supply Co.	6,154	466,535
TripAdvisor, Inc.*	1,693	78,504
Unifi, Inc.*	10,092	329,302
Vista Outdoor, Inc.*	21,161	780,841
Wiley (John) & Sons, Inc. Cl A	3,018	164,481

		15,549,056

CONSUMER STAPLES (1.6%)
Cal-Maine Foods, Inc.	7,484	330,606
Church & Dwight Co., Inc.	11,944	527,805
Constellation Brands, Inc. Cl A	3,073	471,121
Crimson Wine Group Ltd.*	38,233	358,243
Edgewell Personal Care Co.*	1,694	123,645
Energizer Hldgs., Inc.	1,694	75,569
Farmer Brothers Co.*	5,082	186,509
Ingredion, Inc.	1,868	233,425
J.M. Smucker Co.	5,262	673,852
Orchids Paper Products Co.	1,589	41,600
Vector Group Ltd.	29,677	674,855

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Village Super Market, Inc. Cl A	20,166	623,129
WD-40 Co.	4,426	517,399

		4,837,758

ENERGY (2.5%)
Abraxas Petroleum Corp.*	45,639	117,292
Atwood Oceanics, Inc.	14,193	186,354
Baker Hughes, Inc.	3,952	256,761
Carrizo Oil and Gas, Inc.*	5,021	187,534
Cheniere Energy, Inc.*	7,850	325,225
Continental Resources, Inc.*	12,749	657,083
CrossAmerica Partners LP	5,967	150,309
FMC Technologies, Inc.*	8,756	311,101
Gulfport Energy Corp.*	34,957	756,470
Hess Corp.	3,210	199,951
Matador Resources Co.*	10,081	259,687
Matrix Service Co.*	4,385	99,540
MPLX LP	3,645	126,190
Nabors Industries Ltd.	27,791	455,772
Newfield Exploration Co.*	6,608	267,624
Noble Energy, Inc.	5,726	217,932
PBF Energy, Inc.	34,484	961,414
PDC Energy, Inc.*	3,550	257,659
Range Resources Corp.	25,385	872,228
RSP Permian, Inc.*	3,333	148,718
Tesoro Corp.	967	84,564
Weatherford Int’l. PLC*	20,181	100,703
Williams Cos., Inc.	11,030	343,474

		7,343,585

FINANCIALS (8.7%)
Allied World Assurance Co. Hldgs. AG	13,000	698,230
American Equity Investment Life Hldg. Co.	12,666	285,492
American Financial Group, Inc.	2,774	244,445
Ameriprise Financial, Inc.	5,542	614,830
Aon PLC	3,171	353,662
Aspen Insurance Hldgs. Ltd.	6,122	336,710
Associated Banc-Corp.	10,766	265,920
Assurant, Inc.	1,087	100,939
BancFirst Corp.	4,515	420,121
Bank of Marin Bancorp	3,710	258,773
Bank of the Ozarks, Inc.	4,588	241,283
BankUnited, Inc.	5,183	195,347
Banner Corp.	7,413	413,720
Brookline Bancorp, Inc.	27,996	459,134
Bryn Mawr Bank Corp.	7,979	336,315
Charter Financial Corp.	14,227	237,164
Colony Capital, Inc. Cl A	19,814	401,234
Columbia Banking System, Inc.	2,053	91,728
Commerce Bancshares, Inc.	5,646	326,395
Customers Bancorp, Inc.*	11,393	408,097
Dime Community Bancshares	13,122	263,752
Discover Financial Svcs.	2,742	197,671
Eagle Bancorp, Inc.*	4,516	275,250
East West Bancorp, Inc.	5,947	302,286
Easterly Acquisition Corp.*	26,084	256,927
Ellington Financial LLC	24,558	381,140
Enterprise Financial Svcs. Corp.	8,964	385,452
Everest Re Group Ltd.	2,762	597,697
FBL Financial Group, Inc. Cl A	4,135	323,150
Fifth Third Bancorp	24,014	647,658
First Connecticut Bancorp, Inc.	6,657	150,781
First Interstate BancSytem, Inc.	10,296	438,095

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

First Republic Bank/CA	6,443	593,658
Flushing Financial Corp.	8,877	260,895
Gallagher (Arthur J.) & Co.	3,362	174,690
Glacier Bancorp, Inc.	9,193	333,062
Hanmi Financial Corp.	7,637	266,531
Hartford Financial Svcs. Group, Inc.	13,857	660,286
Heritage Financial Corp.	10,333	266,075
Huntington Bancshares, Inc.	8,731	115,424
Investors Bancorp, Inc.	55,291	771,310
iShares Russell 2000 Value ETF	1,910	227,175
iShares Russell Mid-Cap Value ETF	1,350	108,581
Janus Capital Group, Inc.	11,963	158,749
KeyCorp	22,146	404,607
Lincoln National Corp.	4,520	299,540
Marlin Business Svcs. Corp.	13,023	272,181
MB Financial, Inc.	5,718	270,061
NMI Hldgs., Inc. Cl A*	29,038	309,255
Northfield Bancorp, Inc.	19,632	392,051
Pace Hldgs. Corp.*	24,200	244,904
Pinnacle Financial Partners, Inc.	4,408	305,474
Principal Financial Grp., Inc.	1,524	88,179
PrivateBancorp, Inc.	9,046	490,203
Progressive Corp.	11,459	406,795
Prosperity Bancshares, Inc.	3,379	242,545
Raymond James Financial, Inc.	5,535	383,409
Reinsurance Grp. of America, Inc.	7,033	884,963
Safety Insurance Group, Inc.	4,865	358,551
SEI Investments Co.	6,212	306,624
Selective Insurance Group, Inc.	8,995	387,235
SPDR S&P Bank ETF	8,738	379,841
Starwood Property Trust, Inc.	51,954	1,140,391
Stock Yards Bancorp, Inc.	15,818	742,655
Stonegate Bank	2,365	98,691
SunTrust Banks, Inc.	6,898	378,355
SVB Financial Group*	7,212	1,238,012
Synchrony Financial	3,490	126,582
TriCo Bancshares	5,025	171,755
UMB Financial Corp.	2,853	220,023
United Financial Bancorp, Inc.	1,742	31,635
Voya Financial, Inc.	5,886	230,849
Waterstone Financial, Inc.	4,314	79,378
Webster Financial Corp.	4,085	221,734

		25,952,312

HEALTH CARE (4.2%)
Abiomed, Inc.*	2,381	268,291
Acadia Healthcare Co., Inc.*	35,736	1,182,862
ACADIA Pharmaceuticals, Inc.*	7,399	213,387
Acceleron Pharma, Inc.*	3,208	81,868
Acorda Therapeutics, Inc.*	4,838	90,954
Agilent Technologies, Inc.	3,452	157,273
Agios Pharmaceuticals, Inc.*	1,237	51,620
Albany Molecular Research, Inc.*	7,846	147,191
Align Technology, Inc.*	4,190	402,785
Anika Therapeutics, Inc.*	3,936	192,707
Bard (C.R.), Inc.	1,776	398,996
BioMarin Pharmaceutical, Inc.*	1,487	123,183
BioSpecifics Technologies Corp.*	4,167	232,102
Boston Scientific Corp.*	18,904	408,894
Catalent, Inc.*	4,886	131,727
Centene Corp.*	7,293	412,127
Chemed Corp.	748	119,987

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

CIGNA Corp.	1,081	144,195
DENTSPLY SIRONA, Inc.	2,488	143,632
DexCom, Inc.*	3,537	211,159
Edwards Lifesciences Corp.*	1,123	105,225
Emergent Biosolutions, Inc.*	12,760	419,039
Ensign Group, Inc.	3,517	78,113
Envision Healthcare Corp.*	3,544	224,300
Hill-Rom Hldgs., Inc.	1,110	62,315
Humana, Inc.	1,822	371,742
Insulet Corp.*	2,260	85,157
Integra LifeSciences Hldgs. Corp.*	1,838	157,682
Intersect ENT, Inc.*	8,062	97,550
Intuitive Surgical, Inc.*	193	122,395
Karyopharm Therapeutics, Inc.*	6,288	59,107
Kindred Healthcare, Inc.	9,754	76,569
Kite Pharma, Inc.*	2,092	93,805
Medicines Co.*	3,207	108,846
Mettler-Toledo Int’l., Inc.*	685	286,714
Neogen Corp.*	3,388	223,608
Neurocrine Biosciences, Inc.*	5,951	230,304
NuVasive, Inc.*	2,663	179,380
Omeros Corp.*	8,212	81,463
Omnicell, Inc.*	10,842	367,544
OSI Pharmaceuticals, Inc. - rights*	1,570	16
Pacific Biosciences of CA, Inc.*	40,516	153,961
Pacira Pharmaceuticals, Inc.*	2,312	74,678
PAREXEL International Corp.*	4,674	307,175
Penumbra, Inc.*	1,618	103,228
Prestige Brands Hldgs., Inc.*	2,857	148,850
Prothena Corp. PLC*	1,955	96,166
Radius Health, Inc.*	2,597	98,764
Repligen Corp.*	3,446	106,206
Sorrento Therapeutics, Inc.*	10,948	53,645
Supernus Pharmaceuticals, Inc.*	28,865	728,841
TESARO, Inc.*	2,815	378,561
Ultragenyx Pharmaceutical, Inc.*	2,367	166,424
United Therapeutics Corp.*	751	107,716
WellCare Health Plans, Inc.*	2,217	303,906
Wright Medical Group NV*	15,556	357,477
Zimmer Biomet Hldgs., Inc.	3,141	324,152
Zoetis, Inc.	5,494	294,094

		12,349,658

INDUSTRIALS (6.0%)
Alaska Air Group, Inc.	12,118	1,075,230
AMERCO	611	225,819
Astronics Corp.*	27,210	920,786
AZZ, Inc.	20,004	1,278,255
BMC Stock Hldgs., Inc.*	13,678	266,722
Carlisle Cos., Inc.	5,408	596,448
Covenant Transportation Group Cl A*	28,725	555,542
Deluxe Corp.	4,621	330,910
Dover Corp.	4,543	340,407
Encore Wire Corp.	7,793	337,827
EnPro Industries, Inc.	7,218	486,204
Equifax, Inc.	3,608	426,574
Flowserve Corp.	5,221	250,869
Fortune Brands Home & Security, Inc.	5,658	302,477
Generac Hldgs., Inc.*	4,654	189,604
Healthcare Svcs. Group, Inc.	11,086	434,239
IHS Markit Ltd.*	3,005	106,407
John Bean Technologies Corp.	1,674	143,880

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Johnson Controls Int’l. PLC	5,125	211,099
Kansas City Southern	1,693	143,651
Kirby Corp.*	7,906	525,749
L3 Technologies, Inc. Inc.	3,167	481,733
Lincoln Electric Hldgs., Inc.	4,006	307,140
LSC Communications, Inc.	2,571	76,307
Miller Industries, Inc.	20,739	548,547
Mueller Industries, Inc.	26,260	1,049,350
Mueller Water Products, Inc. Cl A	30,882	411,039
Old Dominion Freight Line, Inc.*	7,650	656,293
Orbital ATK, Inc.	8,849	776,323
Oshkosh Corp.	2,614	168,891
Pitney Bowes, Inc.	6,902	104,841
Quanex Building Products Corp.	7,275	147,683
Rockwell Automation, Inc.	3,552	477,389
Rockwell Collins, Inc.	3,687	342,006
Roper Technologies, Inc.	974	178,320
Smith (A.O.) Corp.	3,821	180,924
Sun Hydraulics Corp.	7,236	289,223
Teledyne Technologies, Inc.*	2,967	364,941
TransDigm Group, Inc.	1,751	435,929
Trex Co., Inc.*	5,766	371,330
Triumph Group, Inc.	5,978	158,417
United Rentals, Inc.*	2,675	282,427
Universal Forest Products, Inc.	1,665	170,130
VSE Corp.	7,009	272,230
Wabtec Corp.	4,008	332,744

		17,732,856

INFORMATION TECHNOLOGY (7.1%)
Acacia Communications, Inc.*	2,090	129,058
Advanced Micro Devices, Inc.*	10,295	116,745
Aerohive Networks, Inc.*	40,982	233,598
Akamai Technologies, Inc.*	4,832	322,198
Ambarella, Inc.*	6,345	343,455
Amphenol Corp. Cl A	5,774	388,013
Analog Devices, Inc.	4,335	314,808
Anixter International, Inc.*	1,459	118,252
ARRIS International PLC*	24,199	729,115
Aspen Technology, Inc.*	1,370	74,912
Avnet, Inc.	9,280	441,821
Belden, Inc.	1,880	140,568
Broadcom Ltd.	2,090	369,449
CA, Inc.	5,206	165,395
CalAmp Corp.*	19,407	281,402
Callidus Software, Inc.*	11,396	191,453
Cavium, Inc.*	17,439	1,088,892
Cirrus Logic, Inc.*	1,679	94,931
Computer Sciences Corp.	7,574	450,047
Comtech Telecommunications Corp.	12,981	153,825
Cornerstone OnDemand, Inc.*	4,018	170,002
Ellie Mae, Inc.*	1,655	138,490
EPAM Systems, Inc.*	2,464	158,460
Euronet Worldwide, Inc.*	2,569	186,073
Everspin Technologies, Inc.*	18,439	152,859
ExlService Hldgs., Inc.*	1,534	77,375
F5 Networks, Inc.*	408	59,046
Fair Isaac Corp.	1,188	141,633
FARO Technologies, Inc.*	4,483	161,388
Fidelity Nat’l. Information Svcs., Inc.	8,147	616,239
Genpact Ltd.*	11,358	276,454
Global Payments, Inc.	4,791	332,543

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Globant S.A.*	6,189	206,403
Guidewire Software, Inc.*	3,420	168,709
Harris Corp.	2,046	209,654
Imperva, Inc.*	1,851	71,078
Integrated Device Technology, Inc.*	3,250	76,570
j2 Global, Inc.	2,471	202,128
LogMeIn, Inc.	7,963	768,828
Lumentum Hldgs., Inc.*	5,466	211,261
Match Group, Inc.*	5,000	85,500
MAXIMUS, Inc.	2,478	138,248
MaxLinear, Inc. Cl A*	26,148	570,026
Microchip Technology, Inc.	4,130	264,940
Microsemi Corp.*	4,372	235,957
MKS Instruments, Inc.	5,243	311,434
Monolithic Power Systems, Inc.	4,233	346,810
New Relic, Inc.*	8,876	250,747
Nimble Storage, Inc.*	15,233	120,645
Nutanix, Inc. Cl A*	2,395	63,611
NVIDIA Corp.	3,365	359,180
NXP Semiconductors NV*	4,080	399,881
Palo Alto Networks, Inc.*	1,734	216,837
Paycom Software, Inc.*	4,312	196,153
Perficient, Inc.*	4,130	72,234
Plexus Corp.*	3,276	177,035
Proofpoint, Inc.*	11,049	780,612
PTC, Inc.*	6,443	298,118
Rapid7, Inc.*	9,217	112,171
Red Hat, Inc.*	3,773	262,978
Richardson Electronics Ltd.	43,077	271,385
Rogers Corp.*	3,997	307,010
Science Applications Int’l. Corp.	2,676	226,925
Sequans Communications S.A. ADR*	143,100	267,597
Skyworks Solutions, Inc.	3,824	285,500
Splunk, Inc.*	4,874	249,305
SPS Commerce, Inc.*	902	63,041
SS&C Technologies Hldgs., Inc.	2,518	72,015
Stamps.com, Inc.*	8,010	918,346
Symantec Corp.	3,820	91,260
SYNNEX Corp.	2,460	297,709
Synopsys, Inc.*	1,720	101,239
Take-Two Interactive Software, Inc.*	3,975	195,928
Talend S.A. ADR*	6,579	146,054
Vantiv, Inc. Cl A*	4,316	257,320
ViaSat, Inc.*	3,936	260,642
Virtusa Corp.*	12,297	308,900
Western Digital Corp.	1,527	103,760
Workday, Inc.*	1,404	92,790
Xerox Corp.	7,255	63,336
Xilinx, Inc.	3,526	212,865
Xura, Inc.*	11,415	285,375
Zendisk, Inc.*	12,246	259,615

		21,134,164

MATERIALS (2.3%)
Ashland Global Holdings, Inc.	4,474	488,963
Axalta Coating Systems Ltd.*	21,000	571,200
Berry Plastics Group, Inc.*	5,694	277,469
Boise Cascade Co.*	8,680	195,300
Crown Hldgs., Inc.*	13,228	695,396
Eastman Chemical Co.	3,233	243,154
Ferro Corp.*	37,409	536,071
Ferroglobe PLC	15,626	169,230

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Freeport-McMoRan Copper & Gold, Inc.*	10,564	139,339
Huntsman Corp.	11,029	210,433
International Paper Co.	4,559	241,901
Kaiser Aluminum Corp.	5,005	388,838
Kraton Corporation Inc.*	12,193	347,257
LSB Industries, Inc.*	5,577	46,958
Nucor Corp.	2,140	127,373
Orion Engineered Carbons S.A.	7,063	133,138
Packaging Corp. of America	7,502	636,320
PolyOne Corp.	2,951	94,550
RPM International, Inc.	1,005	54,099
Steel Dynamics, Inc.	3,010	107,096
TimkenSteel Corp.*	10,284	159,196
U.S. Concrete, Inc.*	6,518	426,929
Vulcan Materials Co.	3,249	406,612

		6,696,822

REAL ESTATE (3.5%)
Alexander’s, Inc.	646	275,758
Apartment Investment & Management Co. Cl A	3,528	160,348
AvalonBay Communities, Inc.	1,140	201,951
Brandywine Realty Trust	9,951	164,291
Camden Property Trust	2,849	239,515
CBRE Group, Inc.*	5,782	182,075
Chatham Lodging Trust	11,907	244,689
Chesapeake Lodging Trust	11,002	284,512
Cousins Properties, Inc.	16,688	142,015
Crown Castle Int’l. Corp.	2,915	252,935
CubeSmart	9,736	260,633
DDR Corp.	8,307	126,848
Duke Realty Corp.	33,196	881,685
Easterly Government Pptys.	33,675	674,173
Equity Lifestyle Properties, Inc.	910	65,611
Essex Property Trust, Inc.	1,239	288,068
Extra Space Storage, Inc.	2,643	204,145
FelCor Lodging Trust, Inc.	44,112	353,337
Forest City Realty Trust, Inc. Cl A	24,110	502,453
General Growth Pptys., Inc.	6,469	161,596
Highwoods Properties, Inc.	6,831	348,449
Host Hotels & Resorts, Inc.	19,166	361,087
Kilroy Realty Corp.	10,531	771,080
Life Storage, Inc.	1,663	141,787
Pennsylvania REIT	12,145	230,269
ProLogis, Inc.	4,217	222,615
QTS Realty Trust, Inc.	6,969	346,011
Regency Centers Corp.	1,667	114,940
RLJ Lodging Trust	1,953	47,829
Terreno Realty Corp.	23,265	662,819
The GEO Group, Inc.	6,750	242,528
Urstadt Biddle Pptys., Inc. Cl A	6,697	161,465
Vornado Realty Trust	2,794	291,610
Welltower, Inc.	7,475	500,301
Weyerhaeuser Co.	3,385	101,855

		10,211,283

TELECOMMUNICATION SERVICES (0.4%)
ORBCOMM, Inc.*	54,417	450,028
SBA Communications Corp. Cl A*	3,452	356,454
Shenandoah Telecommunications Co.	15,592	425,662

		1,232,144

UTILITIES (2.2%)
Ameren Corp.	4,057	212,830
Avista Corp.	6,940	277,531

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Chesapeake Utilities Corp.	6,108	408,931
Consolidated Edison, Inc.	3,145	231,724
Edison International	6,696	482,045
Entergy Corp.	2,505	184,042
Eversource Energy	9,544	527,115
FirstEnergy Corp.	5,416	167,734
Great Plains Energy, Inc.	7,821	213,904
Idacorp, Inc.	3,200	257,760
NiSource, Inc.	16,158	357,738
Northwest Natural Gas Co.	9,337	558,352
NorthWestern Corp.	3,859	219,461
PNM Resources, Inc.	6,748	231,456
Portland General Electric Co.	5,342	231,469
PPL Corp.	6,352	216,286
Public Svc. Enterprise Group, Inc.	5,772	253,275
Sempra Energy	7,245	729,137
UGI Corp.	15,035	692,813
Westar Energy, Inc.	2,709	152,652

		6,606,255

TOTAL ACTIVE ASSETS - COMMON STOCKS (Cost: $112,150,206) 43.8%		129,645,893

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.1%)
Novartis Finance Corp.†	A-1+	0.50	01/03/17	1,000,000	999,958
Novartis Finance Corp.†	A-1+	0.50	01/03/17	900,000	899,963
Novartis Finance Corp.†	A-1+	0.50	01/03/17	700,000	699,971
Novartis Finance Corp.†	A-1+	0.50	01/03/17	700,000	699,971

					3,299,863

TOTAL ACTIVE ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $3,299,863) 1.1%					3,299,863

ACTIVE ASSETS:
WARRANTS:
FINANCIALS (0.0%) (2)
Easterly Acquisition Corp. - expiring 07/29/2020*				13,042	4,826
Pace Hldgs. Corp. - expiring 10/29/2020*				24,200	14,520

					19,346

TOTAL ACTIVE ASSETS - WARRANTS (Cost: $15,065) 0.0% (2)					19,346

TOTAL ACTIVE ASSETS (Cost: $115,465,134) 44.9%					132,965,102

TOTAL INVESTMENTS (Cost: $228,150,975) 99.8%					295,307,524

OTHER NET ASSETS 0.2%					536,204

NET ASSETS 100.0%					$295,843,728

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.3%)
Bassett Furniture Industries, Inc.	142,628	4,335,891
Belmond Ltd.*	116,419	1,554,194
CST Brands, Inc.	90,217	4,343,949
Eros International PLC*	185,851	2,425,356
Houghton Mifflin Harcourt Co.*	502,623	5,453,460
Intrawest Resorts Hldgs., Inc.*	111,722	1,994,238
MSG Networks, Inc.*	92,247	1,983,311
Select Comfort Corp.*	235,124	5,318,505
Unifi, Inc.*	125,675	4,100,775
Vista Outdoor, Inc.*	67,574	2,493,481

		34,003,160

CONSUMER STAPLES (2.3%)
Crimson Wine Group Ltd.*	476,811	4,467,719
Farmer Brothers Co.*	64,075	2,351,553
Orchids Paper Products Co.	18,374	481,031
Vector Group Ltd.	157,533	3,582,300

		10,882,603

ENERGY (6.4%)
Abraxas Petroleum Corp.*	583,968	1,500,798
Atwood Oceanics, Inc.	181,585	2,384,211
Carrizo Oil and Gas, Inc.*	62,517	2,335,010
CrossAmerica Partners LP	76,452	1,925,826
Gulfport Energy Corp.*	104,921	2,270,490
Matrix Service Co.*	56,196	1,275,649
Nabors Industries Ltd.	159,126	2,609,666
PBF Energy, Inc.	281,879	7,858,787
PDC Energy, Inc.*	44,299	3,215,221
Range Resources Corp.	68,542	2,355,103
RSP Permian, Inc.*	43,387	1,935,928

		29,666,689

FINANCIALS (35.7%)
Allied World Assurance Co. Hldgs. AG	72,807	3,910,464
American Equity Investment Life Hldg. Co.	158,921	3,582,079
Aspen Insurance Hldgs. Ltd.	79,149	4,353,195
BancFirst Corp.	58,298	5,424,629
Bank of Marin Bancorp	47,018	3,279,506
Banner Corp.	95,264	5,316,684
Brookline Bancorp, Inc.	374,530	6,142,292
Bryn Mawr Bank Corp.	105,050	4,427,858
Charter Financial Corp.	182,142	3,036,307
Colony Capital, Inc. Cl A	246,654	4,994,744
Columbia Banking System, Inc.	25,915	1,157,882
Customers Bancorp, Inc.*	141,303	5,061,473
Dime Community Bancshares	163,876	3,293,908
Eagle Bancorp, Inc.*	58,402	3,559,602
Easterly Acquisition Corp.*	293,383	2,889,823
Ellington Financial LLC	310,321	4,816,182
Enterprise Financial Svcs. Corp.	111,896	4,811,528
First Connecticut Bancorp, Inc.	84,433	1,912,407
First Interstate BancSytem, Inc.	131,988	5,616,089
Flushing Financial Corp.	113,686	3,341,232
Glacier Bancorp, Inc.	115,222	4,174,493
Hanmi Financial Corp.	95,086	3,318,501
Investors Bancorp, Inc.	331,616	4,626,043
iShares Russell 2000 Value ETF	60,870	7,239,878
Janus Capital Group, Inc.	150,157	1,992,583
Marlin Business Svcs. Corp.	166,824	3,486,622
MB Financial, Inc.	67,951	3,209,326

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

NMI Hldgs., Inc. Cl A*	371,990	3,961,694
Northfield Bancorp, Inc.	244,977	4,892,191
Pace Hldgs. Corp.*	273,830	2,771,160
PrivateBancorp, Inc.	110,602	5,993,522
Prosperity Bancshares, Inc.	40,965	2,940,468
Selective Insurance Group, Inc.	115,135	4,956,562
SPDR S&P Bank ETF	109,560	4,762,573
Stock Yards Bancorp, Inc.	204,975	9,623,576
Stonegate Bank	29,541	1,232,746
SVB Financial Group*	58,666	10,070,606
TriCo Bancshares	62,751	2,144,829
UMB Financial Corp.	32,918	2,538,636
United Financial Bancorp, Inc.	22,369	406,221
Waterstone Financial, Inc.	49,432	909,549

		166,179,663

HEALTH CARE (3.4%)
Albany Molecular Research, Inc.*	100,069	1,877,294
Emergent Biosolutions, Inc.*	34,013	1,116,987
Ensign Group, Inc.	42,872	952,187
Envision Healthcare Corp.*	44,487	2,815,582
Kindred Healthcare, Inc.	125,345	983,958
Pacific Biosciences of CA, Inc.*	348,687	1,325,011
Supernus Pharmaceuticals, Inc.*	189,158	4,776,240
Wright Medical Group NV*	80,187	1,842,697

		15,689,956

INDUSTRIALS (13.5%)
Alaska Air Group, Inc.	40,240	3,570,495
Astronics Corp.*	67,567	2,286,467
AZZ, Inc.	116,120	7,420,068
BMC Stock Hldgs., Inc.*	117,737	2,295,872
Covenant Transportation Group Cl A*	129,226	2,499,231
Deluxe Corp.	57,509	4,118,219
Encore Wire Corp.	96,894	4,200,355
Kirby Corp.*	52,452	3,488,058
LSC Communications, Inc.	33,240	986,564
Miller Industries, Inc.	260,428	6,888,321
Mueller Industries, Inc.	331,066	13,229,395
Orbital ATK, Inc.	67,032	5,880,717
Triumph Group, Inc.	41,372	1,096,358
Universal Forest Products, Inc.	15,755	1,609,846
VSE Corp.	89,725	3,484,919

		63,054,885

INFORMATION TECHNOLOGY (10.5%)
Aerohive Networks, Inc.*	256,534	1,462,244
Ambarella, Inc.*	15,313	828,893
Anixter International, Inc.*	18,139	1,470,166
CalAmp Corp.*	73,850	1,070,825
Cavium, Inc.*	54,228	3,385,996
Cirrus Logic, Inc.*	20,822	1,177,276
Comtech Telecommunications Corp.	161,666	1,915,742
Everspin Technologies, Inc.*	71,185	590,124
LogMeIn, Inc.	27,939	2,697,510
MaxLinear, Inc. Cl A*	119,839	2,612,490
MKS Instruments, Inc.	65,107	3,867,356
Plexus Corp.*	39,298	2,123,664
Proofpoint, Inc.*	54,213	3,830,148
Richardson Electronics Ltd.	533,438	3,360,659
Rogers Corp.*	32,446	2,492,177
Sequans Communications S.A. ADR*	904,166	1,690,790
Stamps.com, Inc.*	50,245	5,760,589
SYNNEX Corp.	30,673	3,712,046

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Virtusa Corp.*	59,213	1,487,431
Xura, Inc.*	128,245	3,206,125

		48,742,251

MATERIALS (3.4%)
Boise Cascade Co.*	110,970	2,496,825
Ferro Corp.*	76,426	1,095,185
Kaiser Aluminum Corp.	62,845	4,882,428
Kraton Corporation Inc.*	156,136	4,446,753
LSB Industries, Inc.*	71,361	600,860
TimkenSteel Corp.*	132,578	2,052,307

		15,574,358

REAL ESTATE (9.1%)
Alexander’s, Inc.	5,053	2,156,974
Chatham Lodging Trust	142,287	2,923,998
Chesapeake Lodging Trust	138,787	3,589,032
Cousins Properties, Inc.	207,220	1,763,442
Easterly Government Pptys.	202,273	4,049,505
FelCor Lodging Trust, Inc.	574,412	4,601,040
Forest City Realty Trust, Inc. Cl A	277,128	5,775,348
Highwoods Properties, Inc.	87,286	4,452,459
Life Storage, Inc.	21,674	1,847,925
Pennsylvania REIT	156,667	2,970,406
Terreno Realty Corp.	105,264	2,998,971
The GEO Group, Inc.	83,924	3,015,389
Urstadt Biddle Pptys., Inc. Cl A	83,254	2,007,254

		42,151,743

TELECOMMUNICATION SERVICES (1.0%)
ORBCOMM, Inc.*	320,981	2,654,513
Shenandoah Telecommunications Co.	70,364	1,920,937

		4,575,450

UTILITIES (3.8%)
Avista Corp.	87,482	3,498,405
Idacorp, Inc.	40,440	3,257,442
Northwest Natural Gas Co.	38,511	2,302,958
NorthWestern Corp.	46,978	2,671,639
PNM Resources, Inc.	84,539	2,899,688
Portland General Electric Co.	67,487	2,924,212

		17,554,344

TOTAL COMMON STOCKS (Cost: $332,428,801) 96.4%		448,075,102

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.7%)
U.S. Treasury Bill	A-1+	0.41	01/26/17	3,000,000	2,999,100
U.S. Treasury Bill	A-1+	0.42	02/16/17	5,000,000	4,997,258
U.S. Treasury Bill	A-1+	0.42	02/16/17	1,500,000	1,499,172
U.S. Treasury Bill	A-1+	0.47	02/09/17	3,000,000	2,998,433

					12,493,963

COMMERCIAL PAPER (1.5%)
Cargill, Inc.†	A-1	0.64	01/06/17	1,000,000	999,893
Novartis Finance Corp.†	A-1+	0.50	01/03/17	6,000,000	5,999,750

					6,999,643

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $19,493,606) 4.2%					19,493,606

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
WARRANTS:
FINANCIALS (0.0%) (2)
Easterly Acquisition Corp. - expiring 07/29/2020*	146,691	54,276
Pace Hldgs. Corp. - expiring 10/29/2020*	273,830	164,298

		218,574

TOTAL WARRANTS (Cost: $169,934) 0.0% (2)		218,574

TOTAL INVESTMENTS (Cost: $352,092,341) 100.6%		467,787,282

OTHER NET ASSETS -0.6%		(2,945,405)

NET ASSETS 100.0%		$464,841,877

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (16.8%)
Belmond Ltd.*	192,575	2,570,876
Bloomin’ Brands, Inc.	222,912	4,019,103
Bright Horizons Family Solutions, Inc.*	18,045	1,263,511
Cooper Tire & Rubber Co.	88,085	3,422,102
CST Brands, Inc.	129,588	6,239,662
Drew Industries, Inc.	25,213	2,716,701
Five Below, Inc.*	120,057	4,797,478
Haverty Furniture Cos., Inc.	245,929	5,828,517
Houghton Mifflin Harcourt Co.*	146,701	1,591,706
HSN, Inc.	68,462	2,348,247
Intrawest Resorts Hldgs., Inc.*	98,437	1,757,100
Lions Gate Entertainment Corp. Cl A	110,555	2,973,930
Lions Gate Entertainment Corp. Cl B*	110,555	2,713,020
Lithia Motors, Inc. Cl A	37,770	3,657,269
Panera Bread Co. Cl A*	16,133	3,308,717
Popeyes Louisiana Kitchen, Inc.*	23,716	1,434,344
Red Robin Gourmet Burgers, Inc.*	79,491	4,483,292
Select Comfort Corp.*	269,483	6,095,705
Steve Madden Ltd.*	94,424	3,375,658
Thor Industries, Inc.	42,896	4,291,745
Vista Outdoor, Inc.*	99,530	3,672,657

		72,561,340

CONSUMER STAPLES (3.4%)
Cal-Maine Foods, Inc.	42,964	1,897,935
Vector Group Ltd.	139,989	3,183,350
Village Super Market, Inc. Cl A	107,478	3,321,070
WD-40 Co.	55,663	6,507,005

		14,909,360

ENERGY (1.4%)
Gulfport Energy Corp.*	124,729	2,699,136
Matador Resources Co.*	126,249	3,252,174

		5,951,310

FINANCIALS (7.8%)
Bank of the Ozarks, Inc.	58,571	3,080,249
FBL Financial Group, Inc. Cl A	51,971	4,061,534
Heritage Financial Corp.	131,037	3,374,203
Investors Bancorp, Inc.	350,144	4,884,509
iShares Russell 2000 ETF	39,941	5,386,044
Pinnacle Financial Partners, Inc.	55,887	3,872,969
Safety Insurance Group, Inc.	61,226	4,512,356
Starwood Property Trust, Inc.	145,899	3,202,483
Webster Financial Corp.	21,585	1,171,634

		33,545,981

HEALTH CARE (18.5%)
Abiomed, Inc.*	30,134	3,395,499
Acadia Healthcare Co., Inc.*	186,878	6,185,662
ACADIA Pharmaceuticals, Inc.*	70,013	2,019,175
Acceleron Pharma, Inc.*	39,245	1,001,532
Acorda Therapeutics, Inc.*	59,170	1,112,396
Agios Pharmaceuticals, Inc.*	15,573	649,861
Anika Therapeutics, Inc.*	48,250	2,362,320
BioSpecifics Technologies Corp.*	50,850	2,832,345
Catalent, Inc.*	61,107	1,647,445
Chemed Corp.	9,520	1,527,103
DexCom, Inc.*	25,150	1,501,455
Emergent Biosolutions, Inc.*	126,488	4,153,866
Insulet Corp.*	28,298	1,066,269
Integra LifeSciences Hldgs. Corp.*	24,575	2,108,289

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Intersect ENT, Inc.*	100,775	1,219,378
Karyopharm Therapeutics, Inc.*	79,236	744,818
Kite Pharma, Inc.*	26,490	1,187,812
Medicines Co.*	40,844	1,386,245
Neogen Corp.*	43,495	2,870,670
Neurocrine Biosciences, Inc.*	64,455	2,494,409
NuVasive, Inc.*	33,625	2,264,980
Omeros Corp.*	104,606	1,037,692
Omnicell, Inc.*	137,107	4,647,927
Pacific Biosciences of CA, Inc.*	168,161	639,012
Pacira Pharmaceuticals, Inc.*	29,073	939,058
PAREXEL International Corp.*	58,143	3,821,158
Penumbra, Inc.*	20,585	1,313,323
Prestige Brands Hldgs., Inc.*	36,070	1,879,247
Prothena Corp. PLC*	24,835	1,221,634
Radius Health, Inc.*	32,884	1,250,579
Repligen Corp.*	43,875	1,352,228
Sorrento Therapeutics, Inc.*	137,696	674,710
Supernus Pharmaceuticals, Inc.*	179,870	4,541,718
TESARO, Inc.*	35,629	4,791,388
Ultragenyx Pharmaceutical, Inc.*	29,905	2,102,621
WellCare Health Plans, Inc.*	27,611	3,784,916
Wright Medical Group NV*	113,546	2,609,287

		80,338,027

INDUSTRIALS (13.5%)
Astronics Corp.*	275,898	9,336,383
AZZ, Inc.	112,762	7,205,490
BMC Stock Hldgs., Inc.*	55,989	1,091,786
Covenant Transportation Group Cl A*	230,319	4,454,369
EnPro Industries, Inc.	91,366	6,154,414
Generac Hldgs., Inc.*	58,718	2,392,171
Healthcare Svcs. Group, Inc.	141,445	5,540,401
John Bean Technologies Corp.	21,015	1,806,239
Mueller Water Products, Inc. Cl A	378,072	5,032,138
Quanex Building Products Corp.	86,080	1,747,424
Sun Hydraulics Corp.	91,470	3,656,056
Teledyne Technologies, Inc.*	37,777	4,646,571
Trex Co., Inc.*	73,035	4,703,454
Universal Forest Products, Inc.	5,151	526,329

		58,293,225

INFORMATION TECHNOLOGY (24.1%)
Acacia Communications, Inc.*	24,840	1,533,870
Advanced Micro Devices, Inc.*	132,025	1,497,164
Aerohive Networks, Inc.*	260,149	1,482,849
Ambarella, Inc.*	64,793	3,507,245
ARRIS International PLC*	93,220	2,808,719
Aspen Technology, Inc.*	17,401	951,487
Belden, Inc.	23,440	1,752,609
CalAmp Corp.*	173,252	2,512,154
Callidus Software, Inc.*	145,134	2,438,251
Cavium, Inc.*	93,081	5,811,978
Cornerstone OnDemand, Inc.*	50,824	2,150,363
Ellie Mae, Inc.*	20,935	1,751,841
EPAM Systems, Inc.*	31,755	2,042,164
Euronet Worldwide, Inc.*	32,746	2,371,793
Everspin Technologies, Inc.*	164,029	1,359,800
ExlService Hldgs., Inc.*	18,990	957,856
Fair Isaac Corp.	14,395	1,716,172
FARO Technologies, Inc.*	56,662	2,039,832
Globant S.A.*	78,390	2,614,307
Imperva, Inc.*	21,775	836,160

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Integrated Device Technology, Inc.*	41,370	974,677
j2 Global, Inc.	31,386	2,567,375
LogMeIn, Inc.	72,057	6,957,103
Lumentum Hldgs., Inc.*	71,695	2,771,012
MAXIMUS, Inc.	31,374	1,750,355
MaxLinear, Inc. Cl A*	207,669	4,527,184
Microsemi Corp.*	54,575	2,945,413
Monolithic Power Systems, Inc.	52,927	4,336,309
New Relic, Inc.*	113,514	3,206,771
Nimble Storage, Inc.*	192,545	1,524,956
Nutanix, Inc. Cl A*	29,240	776,614
Paycom Software, Inc.*	54,172	2,464,284
Perficient, Inc.*	52,495	918,138
Proofpoint, Inc.*	83,061	5,868,260
Rapid7, Inc.*	115,670	1,407,704
Rogers Corp.*	17,582	1,350,473
Science Applications Int’l. Corp.	33,866	2,871,837
Sequans Communications S.A. ADR*	880,597	1,646,716
SPS Commerce, Inc.*	11,420	798,144
Stamps.com, Inc.*	20,940	2,400,771
Take-Two Interactive Software, Inc.*	49,600	2,444,784
Talend S.A. ADR*	82,300	1,827,060
ViaSat, Inc.*	30,906	2,046,595
Virtusa Corp.*	89,999	2,260,775
Zendisk, Inc.*	79,907	1,694,028

		104,473,952

MATERIALS (4.5%)
Berry Plastics Group, Inc.*	71,672	3,492,577
Ferro Corp.*	395,488	5,667,343
Ferroglobe PLC	199,130	2,156,578
Orion Engineered Carbons S.A.	89,881	1,694,257
PolyOne Corp.	38,032	1,218,545
U.S. Concrete, Inc.*	81,485	5,337,268

		19,566,568

REAL ESTATE (3.6%)
CubeSmart	122,617	3,282,457
Easterly Government Pptys.	218,327	4,370,907
QTS Realty Trust, Inc.	86,558	4,297,605
Terreno Realty Corp.	123,865	3,528,914

		15,479,883

TELECOMMUNICATION SERVICES (1.5%)
ORBCOMM, Inc.*	369,987	3,059,792
Shenandoah Telecommunications Co.	126,215	3,445,670

		6,505,462

UTILITIES (2.3%)
Chesapeake Utilities Corp.	75,755	5,071,797
Northwest Natural Gas Co.	79,071	4,728,446

		9,800,243

TOTAL COMMON STOCKS (Cost: $367,779,979) 97.4%		421,425,351

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.8%)
U.S. Treasury Bill	A-1+	0.31	01/05/17	1,100,000	1,099,952
U.S. Treasury Bill	A-1+	0.41	01/26/17	500,000	499,850
U.S. Treasury Bill	A-1+	0.46	02/23/17	2,000,000	1,998,620

					3,598,422

COMMERCIAL PAPER (1.9%)
Cargill, Inc.†	A-1	0.71	01/03/17	2,000,000	1,999,882

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Danaher Corp.†	A-1	0.70	01/06/17	1,100,000	1,099,872
Novartis Finance Corp.†	A-1+	0.50	01/03/17	2,300,000	2,299,904
Southern California Gas Co.†	A-1	0.70	01/03/17	1,250,000	1,249,927
Toyota Motor Credit Corp.	A-1+	0.78	01/04/17	1,500,000	1,499,870

					8,149,455

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $11,747,877) 2.7%					11,747,877

TOTAL INVESTMENTS (Cost: $379,527,856) 100.1%					433,173,228

OTHER NET ASSETS -0.1%					(367,042)

NET ASSETS 100.0%					$432,806,186

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (3.7%)
CST Brands, Inc.	21,146	1,018,180
Dillard’s, Inc. Cl A	2,525	158,292
Liberty Interactive Corp. Ser. A QVC Group*	16,488	329,430
Macy’s, Inc.	12,739	456,184
MSG Networks, Inc.*	11,067	237,941
Ralph Lauren Corp.	4,759	429,833
Taylor Morrison Home Corp. Cl A*	12,722	245,026
Wiley (John) & Sons, Inc. Cl A	13,300	724,850

		3,599,736

CONSUMER STAPLES (3.0%)
Constellation Brands, Inc. Cl A	3,179	487,372
Edgewell Personal Care Co.*	7,185	524,433
Energizer Hldgs., Inc.	7,466	333,058
Ingredion, Inc.	7,957	994,307
Vector Group Ltd.	28,337	644,383

		2,983,553

ENERGY (10.2%)
Baker Hughes, Inc.	17,416	1,131,518
Cheniere Energy, Inc.*	14,652	607,032
Continental Resources, Inc.*	18,819	969,931
Hess Corp.	14,143	880,967
MPLX LP	16,061	556,032
Nabors Industries Ltd.	65,633	1,076,381
Noble Energy, Inc.	25,229	960,216
PBF Energy, Inc.	51,271	1,429,435
Range Resources Corp.	32,848	1,128,657
Tesoro Corp.	4,176	365,191
Weatherford Int’l. PLC*	89,628	447,244
Williams Cos., Inc.	15,671	487,995

		10,040,599

FINANCIALS (23.2%)
American Financial Group, Inc.	12,141	1,069,865
Ameriprise Financial, Inc.	16,235	1,801,111
Associated Banc-Corp.	47,436	1,171,669
Assurant, Inc.	4,793	445,078
BankUnited, Inc.	22,415	844,821
Discover Financial Svcs.	11,717	844,679
Everest Re Group Ltd.	5,873	1,270,917
Fifth Third Bancorp	52,483	1,415,467
Hartford Financial Svcs. Group, Inc.	20,234	964,150
Huntington Bancshares, Inc.	38,468	508,547
iShares Russell Mid-Cap Value ETF	36,640	2,946,956
KeyCorp	97,578	1,782,750
Lincoln National Corp.	19,917	1,319,900
Progressive Corp.	22,434	796,407
Reinsurance Grp. of America, Inc.	11,699	1,472,085
Starwood Property Trust, Inc.	32,171	706,153
SVB Financial Group*	10,997	1,887,745
Synchrony Financial	14,922	541,221
Voya Financial, Inc.	25,933	1,017,092

		22,806,613

HEALTH CARE (4.9%)
Acadia Healthcare Co., Inc.*	12,834	424,805
Agilent Technologies, Inc.	15,212	693,059
Boston Scientific Corp.*	43,464	940,126
Centene Corp.*	6,640	375,226
CIGNA Corp.	4,765	635,603
Hill-Rom Hldgs., Inc.	4,894	274,749

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Humana, Inc.	3,554	725,123
Zimmer Biomet Hldgs., Inc.	7,108	733,546

		4,802,237

INDUSTRIALS (11.5%)
Alaska Air Group, Inc.	20,485	1,817,634
AZZ, Inc.	9,016	576,122
Carlisle Cos., Inc.	8,729	962,721
Kirby Corp.*	16,388	1,089,802
L3 Technologies, Inc. Inc.	10,636	1,617,842
Old Dominion Freight Line, Inc.*	13,127	1,126,165
Orbital ATK, Inc.	14,973	1,313,581
Oshkosh Corp.	11,519	744,243
Pitney Bowes, Inc.	30,292	460,135
Triumph Group, Inc.	12,185	322,903
United Rentals, Inc.*	11,718	1,237,186

		11,268,334

INFORMATION TECHNOLOGY (11.6%)
Analog Devices, Inc.	9,716	705,576
ARRIS International PLC*	36,381	1,096,160
Avnet, Inc.	17,230	820,320
Broadcom Ltd.	8,864	1,566,889
CA, Inc.	22,939	728,772
Cavium, Inc.*	11,587	723,492
Computer Sciences Corp.	11,421	678,636
F5 Networks, Inc.*	1,801	260,641
Fidelity Nat’l. Information Svcs., Inc.	11,895	899,738
Harris Corp.	9,017	923,972
NXP Semiconductors NV*	2,515	246,495
SS&C Technologies Hldgs., Inc.	11,098	317,403
Stamps.com, Inc.*	10,728	1,229,965
Symantec Corp.	16,699	398,939
Western Digital Corp.	6,729	457,236
Xerox Corp.	31,967	279,072

		11,333,306

MATERIALS (7.8%)
Ashland Global Holdings, Inc.	3,630	396,723
Crown Hldgs., Inc.*	29,844	1,568,899
Eastman Chemical Co.	14,246	1,071,442
Freeport-McMoRan Copper & Gold, Inc.*	46,544	613,915
International Paper Co.	20,087	1,065,816
Nucor Corp.	9,384	558,536
Packaging Corp. of America	19,662	1,667,731
RPM International, Inc.	4,262	229,423
Steel Dynamics, Inc.	13,405	476,950

		7,649,435

REAL ESTATE (11.6%)
Alexander’s, Inc.	1,074	458,458
Apartment Investment & Management Co. Cl A	15,545	706,520
AvalonBay Communities, Inc.	4,915	870,692
Brandywine Realty Trust	43,843	723,848
DDR Corp.	35,945	548,880
Duke Realty Corp.	48,351	1,284,203
Equity Lifestyle Properties, Inc.	3,988	287,535
Forest City Realty Trust, Inc. Cl A	12,335	257,061
General Growth Pptys., Inc.	28,505	712,055
Host Hotels & Resorts, Inc.	46,595	877,850
Kilroy Realty Corp.	8,252	604,211
ProLogis, Inc.	18,583	980,997
Regency Centers Corp.	7,347	506,576
RLJ Lodging Trust	8,525	208,777
Vornado Realty Trust	12,314	1,285,212
Welltower, Inc.	8,732	584,433
Weyerhaeuser Co.	14,918	448,883

		11,346,191

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

UTILITIES (8.2%)
Ameren Corp.	17,204	902,522
Consolidated Edison, Inc.	13,337	982,670
Edison International	6,388	459,872
Entergy Corp.	10,621	780,325
Eversource Energy	10,388	573,729
FirstEnergy Corp.	22,966	711,257
Great Plains Energy, Inc.	33,163	907,008
PPL Corp.	26,935	917,137
Public Svc. Enterprise Group, Inc.	25,435	1,116,088
Westar Energy, Inc.	11,270	635,065

		7,985,673

TOTAL COMMON STOCKS (Cost: $75,446,843) 95.7%		93,815,677

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.1%)
U.S. Treasury Bill	A-1+	0.31	01/05/17	900,000	899,961
U.S. Treasury Bill	A-1+	0.46	02/23/17	200,000	199,862

					1,099,823

COMMERCIAL PAPER (4.1%)
Cargill, Inc.†	A-1	0.64	01/06/17	1,000,000	999,893
Novartis Finance Corp.†	A-1+	0.50	01/03/17	1,500,000	1,499,938
Toyota Motor Credit Corp.	A-1+	0.78	01/04/17	1,500,000	1,499,870

					3,999,701

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,099,524) 5.2%					5,099,524

TOTAL INVESTMENTS (Cost: $80,546,367) 100.9%					98,915,201

OTHER NET ASSETS -0.9%					(897,886)

NET ASSETS 100.0%					$98,017,315

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (10.8%)
Aaron’s, Inc.	47,134	1,507,817
AMC Networks, Inc. Cl A*	44,173	2,312,015
American Eagle Outfitters, Inc.	122,386	1,856,596
Big Lots, Inc.	32,413	1,627,457
Brinker International, Inc.	37,445	1,854,651
Brunswick Corp.	65,751	3,586,060
Buffalo Wild Wings, Inc.*	13,661	2,109,258
Cabela’s, Inc.*	38,254	2,239,772
Cable One, Inc.	3,446	2,142,482
CalAtlantic Group, Inc.	52,853	1,797,531
Carter’s, Inc.	36,627	3,164,207
Cheesecake Factory, Inc.	32,652	1,955,202
Chico’s FAS, Inc.	96,961	1,395,269
Churchill Downs, Inc.	9,408	1,415,434
Cinemark Hldgs., Inc.	77,114	2,958,093
Cracker Barrel Old Country Store, Inc.	17,532	2,927,493
CST Brands, Inc.	54,702	2,633,901
Dana Hldg. Corp.	107,554	2,041,375
Deckers Outdoor Corp.*	23,487	1,300,945
Devry Education Group Inc.	41,279	1,287,905
Dick’s Sporting Goods, Inc.	64,237	3,410,985
Domino’s Pizza, Inc.	35,250	5,613,210
Dunkin’ Brands Group, Inc.	67,743	3,552,443
Fossil Group, Inc.*	31,704	819,865
GameStop Corp. Cl A	74,949	1,893,212
Gentex Corp.	208,476	4,104,892
Graham Hldgs. Co. Cl B	3,391	1,736,022
Helen of Troy Ltd.*	20,255	1,710,535
HSN, Inc.	23,221	796,480
International Speedway Corp. Cl A	18,812	692,282
Jack in the Box, Inc.	23,582	2,632,694
Kate Spade & Co.*	89,553	1,671,955
KB Home	58,151	919,367
Live Nation Entertainment, Inc.*	98,025	2,607,465
Meredith Corp.	26,754	1,582,499
Murphy USA, Inc.*	26,961	1,657,293
New York Times Co. Cl A	87,972	1,170,028
NVR, Inc.*	2,570	4,289,330
Office Depot, Inc.	394,519	1,783,226
Panera Bread Co. Cl A*	15,840	3,248,626
Papa John’s Int’l., Inc.	20,107	1,720,757
Penney (J.C.) Co., Inc.*	230,535	1,915,746
Polaris Industries, Inc.	43,693	3,599,866
Pool Corp.	30,253	3,156,598
Restoration Hardware Hldgs., Inc.*	29,796	914,737
Sally Beauty Hldgs., Inc.*	106,760	2,820,599
Service Corp. International	137,704	3,910,794
Skechers U.S.A., Inc. Cl A*	99,299	2,440,769
Sotheby’s	34,277	1,366,281
Tempur Sealy Int’l., Inc.*	37,314	2,547,800
Texas Roadhouse, Inc.	46,430	2,239,783
The Wendy’s Co.	148,142	2,002,880
Thor Industries, Inc.	35,520	3,553,776
Time, Inc.	75,479	1,347,300
Toll Brothers, Inc.*	107,525	3,333,275
TRI Pointe Group, Inc.*	108,537	1,246,005
Tupperware Brands Corp.	36,176	1,903,581
Vista Outdoor, Inc.*	42,010	1,550,169
Wiley (John) & Sons, Inc. Cl A	32,223	1,756,154
Williams-Sonoma, Inc.	60,288	2,917,336

		134,250,078

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

CONSUMER STAPLES (4.1%)
Avon Products, Inc.	310,748	1,566,170
Boston Beer Co., Inc. Cl A*	6,397	1,086,530
Casey’s General Stores, Inc.	28,843	3,428,856
Dean Foods Co.	65,724	1,431,469
Edgewell Personal Care Co.*	43,092	3,145,285
Energizer Hldgs., Inc.	44,047	1,964,937
Flowers Foods, Inc.	136,069	2,717,298
Hain Celestial Group, Inc.*	75,848	2,960,347
Ingredion, Inc.	53,433	6,676,988
Lamb Weston Hldgs., Inc.*	100,126	3,789,769
Lancaster Colony Corp.	13,914	1,967,300
Post Hldgs., Inc.*	47,872	3,848,430
Snyder’s-Lance, Inc.	62,689	2,403,496
Sprouts Farmers Market, Inc.*	98,476	1,863,166
Tootsie Roll Industries, Inc.	11,589	460,663
TreeHouse Foods, Inc.*	40,900	2,952,571
United Natural Foods, Inc.*	37,785	1,803,100
WhiteWave Foods Co. Cl A*	129,889	7,221,827

		51,288,202

ENERGY (3.8%)
CONSOL Energy, Inc.	129,851	2,367,184
Denbury Resources, Inc.*	281,809	1,037,057
Diamond Offshore Drilling, Inc.	49,416	874,663
Dril-Quip, Inc.*	26,770	1,607,539
Energen Corp.	71,477	4,122,079
Ensco PLC Cl A	216,467	2,104,059
Gulfport Energy Corp.*	113,657	2,459,537
HollyFrontier Corp.	128,510	4,209,988
Nabors Industries Ltd.	205,268	3,366,395
Noble Corp. PLC	178,162	1,054,719
Oceaneering Int’l., Inc.	73,669	2,078,202
Oil States International, Inc.*	37,722	1,471,158
Patterson-UTI Energy, Inc.	107,016	2,880,871
QEP Resources, Inc.	173,380	3,191,926
Rowan Companies PLC Cl A	89,303	1,686,934
SM Energy Co.	71,598	2,468,699
Superior Energy Services, Inc.	112,422	1,897,683
Western Refining, Inc.	58,606	2,218,237
World Fuel Services Corp.	52,357	2,403,710
WPX Energy, Inc.*	252,290	3,675,865

		47,176,505

FINANCIALS (16.4%)
Alleghany Corp.*	11,373	6,916,149
American Financial Group, Inc.	52,845	4,656,701
Aspen Insurance Hldgs. Ltd.	44,598	2,452,890
Associated Banc-Corp.	110,918	2,739,675
BancorpSouth, Inc.	60,546	1,879,953
Bank of Hawaii Corp.	31,346	2,780,077
Bank of the Ozarks, Inc.	66,395	3,491,713
Berkley (W.R.) Corp.	70,467	4,686,760
Brown & Brown, Inc.	85,032	3,814,536
Cathay General Bancorp	54,480	2,071,874
CBOE Holdings, Inc.	60,422	4,464,582
Chemical Financial Corp.	51,460	2,787,588
CNO Financial Group, Inc.	130,186	2,493,062
Commerce Bancshares, Inc.	64,192	3,710,940
Cullen/Frost Bankers, Inc.	40,796	3,599,431
East West Bancorp, Inc.	106,309	5,403,686
Eaton Vance Corp.	83,210	3,484,835
Endurance Specialty Hldgs. Ltd.	46,811	4,325,336
Everest Re Group Ltd.	30,272	6,550,861
FactSet Research Systems, Inc.	29,654	4,846,353

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Federated Investors, Inc. Cl B	69,637	1,969,334
First American Financial Corp.	80,635	2,953,660
First Horizon National Corp.	169,300	3,387,693
FNB Corp.	152,534	2,445,120
Fulton Financial Corp.	125,740	2,363,912
Genworth Financial, Inc.*	370,431	1,411,342
Hancock Hldg. Co.	61,189	2,637,246
Hanover Insurance Group, Inc.	30,794	2,802,562
International Bancshares Corp.	43,403	1,770,842
Janus Capital Group, Inc.	105,876	1,404,975
Kemper Corp.	36,746	1,627,848
Legg Mason, Inc.	67,174	2,009,174
MarketAxess Hldgs., Inc.	27,869	4,094,513
MB Financial, Inc.	51,296	2,422,710
Mercury General Corp.	26,254	1,580,753
MSCI, Inc. Cl A	68,712	5,413,131
New York Community Bancorp, Inc.	357,094	5,681,366
Old Republic Int’l. Corp.	180,090	3,421,710
PacWest Bancorp	88,262	4,804,983
Primerica, Inc.	32,805	2,268,466
PrivateBancorp, Inc.	58,852	3,189,190
Prosperity Bancshares, Inc.	51,005	3,661,139
Raymond James Financial, Inc.	93,422	6,471,342
Reinsurance Grp. of America, Inc.	47,560	5,984,475
RenaissanceRe Hldgs. Ltd.	30,440	4,146,537
SEI Investments Co.	98,287	4,851,446
Signature Bank*	39,346	5,909,769
SLM Corp.*	316,578	3,488,690
Stifel Financial Corp.*	49,406	2,467,830
SVB Financial Group*	38,215	6,559,987
Synovus Financial Corp.	91,037	3,739,800
TCF Financial Corp.	125,412	2,456,821
Trustmark Corp.	50,496	1,800,182
UMB Financial Corp.	32,635	2,516,811
Umpqua Hldgs. Corp.	159,981	3,004,443
Valley National Bancorp	191,280	2,226,499
Waddell & Reed Financial, Inc. Cl A	58,264	1,136,731
Washington Federal, Inc.	64,910	2,229,659
Webster Financial Corp.	67,272	3,651,524
WisdomTree Investments, Inc.	88,584	986,826

		204,108,043

HEALTH CARE (7.2%)
Abiomed, Inc.*	29,474	3,321,130
Akorn, Inc.*	62,930	1,373,762
Align Technology, Inc.*	54,707	5,258,984
Allscripts Healthcare Solutions, Inc.*	135,367	1,382,097
Bio-Rad Laboratories, Inc. Cl A*	15,166	2,764,458
Bio-Techne Corp.	27,155	2,792,349
Catalent, Inc.*	89,347	2,408,795
Charles River Laboratories Int’l., Inc.*	34,935	2,661,698
Globus Medical, Inc. Cl A*	54,470	1,351,401
Halyard Health, Inc.*	34,497	1,275,699
HealthSouth Corp.	65,324	2,693,962
Hill-Rom Hldgs., Inc.	43,618	2,448,715
IDEXX Laboratories, Inc.*	66,155	7,757,992
LifePoint Health, Inc.*	29,011	1,647,825
LivaNova PLC*	31,123	1,399,601
MEDNAX, Inc.*	67,575	4,504,550
Molina Healthcare, Inc.*	31,636	1,716,569
NuVasive, Inc.*	37,492	2,525,461
Owens & Minor, Inc.	44,450	1,568,641
PAREXEL International Corp.*	38,546	2,533,243
Prestige Brands Hldgs., Inc.*	38,039	1,981,832
ResMed, Inc.	103,272	6,408,028

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

STERIS PLC	62,219	4,192,938
Teleflex, Inc.	31,998	5,156,478
Tenet Healthcare Corp.*	56,415	837,199
United Therapeutics Corp.*	31,461	4,512,451
VCA Inc.*	59,742	4,101,288
WellCare Health Plans, Inc.*	32,342	4,433,441
West Pharmaceutical Svcs., Inc.	53,527	4,540,695

		89,551,282

INDUSTRIALS (14.2%)
AECOM*	113,019	4,109,371
AGCO Corp.	49,400	2,858,284
Avis Budget Group, Inc.*	66,065	2,423,264
B/E Aerospace, Inc.	74,100	4,460,079
Carlisle Cos., Inc.	47,292	5,215,835
CEB, Inc.	23,778	1,440,947
CLARCOR, Inc.	34,933	2,880,925
Clean Harbors, Inc.*	37,644	2,094,889
Copart, Inc.*	74,984	4,154,863
Crane Co.	37,202	2,683,008
Curtiss-Wright Corp.	32,950	3,240,962
Deluxe Corp.	34,942	2,502,197
Donaldson Co., Inc.	97,042	4,083,527
Dycom Industries, Inc.*	22,669	1,820,094
EMCOR Group, Inc.	44,670	3,160,849
EnerSys	32,074	2,504,979
Esterline Technologies Corp.*	22,322	1,991,122
FTI Consulting, Inc.*	31,781	1,432,687
GATX Corp.	29,151	1,795,119
Genesee & Wyoming, Inc. Cl A*	44,939	3,119,216
Graco, Inc.	41,417	3,441,339
Granite Construction, Inc.	29,171	1,604,405
HNI Corp.	32,437	1,813,877
Hubbell, Inc.	38,020	4,436,934
Huntington Ingalls Industries, Inc.	34,189	6,297,272
IDEX Corp.	56,161	5,057,860
ITT, Inc.	63,998	2,468,403
JetBlue Airways Corp*	236,509	5,302,532
Joy Global, Inc.	72,737	2,036,636
KBR, Inc.	103,341	1,724,761
Kennametal, Inc.	59,135	1,848,560
Kirby Corp.*	39,460	2,624,090
KLX, Inc.*	39,046	1,761,365
Landstar System, Inc.	31,263	2,666,734
Lennox International, Inc.	28,149	4,311,582
Lincoln Electric Hldgs., Inc.	45,469	3,486,108
Manpowergroup, Inc.	48,922	4,347,698
Miller (Herman), Inc.	43,303	1,480,963
MSA Safety, Inc.	22,510	1,560,618
MSC Industrial Direct Co., Inc. Cl A	32,557	3,007,941
Nordson Corp.	39,019	4,372,079
NOW, Inc.*	80,681	1,651,540
Old Dominion Freight Line, Inc.*	50,755	4,354,271
Orbital ATK, Inc.	42,690	3,745,194
Oshkosh Corp.	54,654	3,531,195
Regal Beloit Corp.	33,194	2,298,685
Rollins, Inc.	68,577	2,316,531
Smith (A.O.) Corp.	108,160	5,121,376
Teledyne Technologies, Inc.*	25,956	3,192,588
Terex Corp.	76,340	2,407,000
Timken Co.	51,486	2,043,994
Toro Co.	79,940	4,472,643
Trinity Industries, Inc.	111,744	3,102,013
Triumph Group, Inc.	35,646	944,619
Valmont Industries, Inc.	16,595	2,338,236

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Wabtec Corp.	64,512	5,355,786
Watsco, Inc.	19,117	2,831,610
Werner Enterprises, Inc.	31,133	839,034
Woodward, Inc.	40,896	2,823,869

		176,994,158

INFORMATION TECHNOLOGY (16.8%)
3D Systems Corp.*	78,510	1,043,398
ACI Worldwide, Inc.*	84,565	1,534,855
Acxiom Corp.*	57,688	1,546,038
Advanced Micro Devices, Inc.*	552,353	6,263,683
ANSYS, Inc.*	63,261	5,851,010
ARRIS International PLC*	139,113	4,191,475
Arrow Electronics, Inc.*	64,820	4,621,666
Avnet, Inc.	94,591	4,503,478
Belden, Inc.	30,885	2,309,271
Broadridge Financial Solutions, Inc.	87,770	5,819,151
Brocade Communications Systems, Inc.	290,404	3,627,146
Cadence Design Systems, Inc.*	210,178	5,300,689
CDK Global, Inc.	110,313	6,584,583
Ciena Corp.*	102,590	2,504,222
Cirrus Logic, Inc.*	47,635	2,693,283
Cognex Corp	63,083	4,013,340
CommVault Systems, Inc.*	31,219	1,604,657
Computer Sciences Corp.	103,006	6,120,617
comScore, Inc.*	32,602	1,029,571
Convergys Corp.	72,251	1,774,485
CoreLogic, Inc.*	61,465	2,263,756
Cree, Inc.*	75,439	1,990,835
Cypress Semiconductor Corp.	237,999	2,722,709
Diebold Nixdorf, Inc.	53,915	1,355,962
DST Systems, Inc.	23,287	2,495,202
Fair Isaac Corp.	22,692	2,705,340
Fortinet, Inc.*	108,507	3,268,231
Gartner, Inc.*	61,078	6,173,153
Henry (Jack) & Associates, Inc.	57,392	5,095,262
Integrated Device Technology, Inc.*	96,374	2,270,571
InterDigital, Inc.	25,211	2,303,025
Intersil Corp. Cl A	102,541	2,286,664
IPG Photonics Corp.*	26,922	2,657,471
j2 Global, Inc.	35,202	2,879,524
Jabil Circuit, Inc.	135,086	3,197,486
Keysight Technologies, Inc.*	124,880	4,566,862
Knowles Corp.*	64,025	1,069,858
Leidos Hldgs., Inc.	105,581	5,399,412
Littelfuse, Inc.	16,519	2,507,089
Manhattan Associates, Inc.*	53,114	2,816,635
MAXIMUS, Inc.	48,164	2,687,070
Mentor Graphics Corp.	78,646	2,901,251
Microsemi Corp.*	84,998	4,587,342
Monolithic Power Systems, Inc.	27,033	2,214,814
National Instruments Corp.	79,314	2,444,458
NCR Corp.*	90,683	3,678,102
NetScout Systems, Inc.*	66,303	2,088,545
NeuStar, Inc. Cl A*	39,877	1,331,892
Plantronics, Inc.	23,995	1,313,966
PTC, Inc.*	83,408	3,859,288
Science Applications Int’l. Corp.	32,497	2,755,746
Silicon Laboratories, Inc.*	30,514	1,983,410
Synaptics, Inc.*	25,472	1,364,790
SYNNEX Corp.	21,123	2,556,305
Synopsys, Inc.*	111,352	6,554,179
Tech Data Corp.*	25,909	2,193,974
Teradyne, Inc.	149,343	3,793,312
Trimble Navigation Ltd.*	184,318	5,557,188

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Tyler Technologies, Inc.*	24,667	3,521,708
Ultimate Software Group, Inc.*	21,341	3,891,531
VeriFone Systems, Inc.*	78,743	1,396,113
Versum Materials, Inc.*	81,280	2,281,530
ViaSat, Inc.*	38,170	2,527,617
Vishay Intertechnology, Inc.	97,567	1,580,585
WebMD Health Corp.*	26,957	1,336,258
WEX, Inc.*	28,380	3,167,208
Zebra Technologies Corp. Cl A*	38,207	3,276,632

		209,806,479

MATERIALS (7.0%)
Allegheny Technologies, Inc.	80,493	1,282,253
AptarGroup, Inc.	46,166	3,390,893
Ashland Global Holdings, Inc.	45,452	4,967,449
Bemis Co., Inc.	68,857	3,292,742
Cabot Corp.	45,383	2,293,657
Carpenter Technology Corp.	34,168	1,235,857
Commercial Metals Co.	83,974	1,828,954
Compass Minerals Int’l., Inc.	24,198	1,895,913
Domtar Corp.	45,578	1,778,909
Eagle Materials, Inc.	34,925	3,441,160
Greif, Inc. Cl A	19,925	1,022,352
Louisiana-Pacific Corp.*	102,712	1,944,338
Minerals Technologies, Inc.	25,033	1,933,799
NewMarket Corp.	6,763	2,866,430
Olin Corp.	117,774	3,016,192
Owens-Illinois, Inc.*	121,226	2,110,545
Packaging Corp. of America	67,781	5,749,184
PolyOne Corp.	62,760	2,010,830
Reliance Steel & Aluminum Co.	52,565	4,181,020
Royal Gold, Inc.	47,682	3,020,655
RPM International, Inc.	98,171	5,284,545
Scotts Miracle-Gro Co. Cl A	32,861	3,139,869
Sensient Technologies Corp.	33,138	2,603,984
Silgan Hldgs., Inc.	28,321	1,449,469
Sonoco Products Co.	73,628	3,880,196
Steel Dynamics, Inc.	177,971	6,332,208
United States Steel Corp.	125,686	4,148,895
Valspar Corp.	53,007	5,492,055
Worthington Industries, Inc.	32,350	1,534,684

		87,129,037

REAL ESTATE (10.0%)
Alexander & Baldwin, Inc.	34,806	1,561,745
Alexandria Real Estate Equities, Inc.	58,830	6,537,778
American Campus Communities, Inc.	96,980	4,826,695
Camden Property Trust	64,457	5,418,900
Care Capital Pptys., Inc.	59,570	1,489,250
Communications Sales & Leasing*	101,412	2,576,879
CoreCivic, Inc.	89,243	2,182,884
Corporate Office Pptys. Trust	71,335	2,227,079
Cousins Properties, Inc.	247,742	2,108,284
DCT Industrial Trust, Inc.	66,555	3,186,653
Douglas Emmett, Inc.	104,334	3,814,451
Duke Realty Corp.	261,545	6,946,635
Education Realty Trust, Inc.	52,706	2,229,464
EPR Properties	46,338	3,325,678
Equity One, Inc.	67,306	2,065,621
First Industrial Realty Trust, Inc.	87,015	2,440,771
Healthcare Realty Trust	84,650	2,566,588
Highwoods Properties, Inc.	74,391	3,794,685
Hospitality Properties Trust	121,413	3,853,649
Jones Lang LaSalle, Inc.	33,488	3,383,628
Kilroy Realty Corp.	67,489	4,941,545
Lamar Advertising Co. Cl A	61,284	4,120,736

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

LaSalle Hotel Pptys.	82,463	2,512,648
Liberty Property Trust	106,187	4,194,387
Life Storage, Inc.	34,247	2,919,899
Mack-Cali Realty Corp.	64,010	1,857,570
Medical Properties Trust, Inc.	237,198	2,917,535
National Retail Pptys., Inc.	107,393	4,746,771
Omega Healthcare Investors, Inc.	142,907	4,467,273
Potlatch Corp.	29,076	1,211,015
Quality Care Properties, Inc.*	70,268	1,089,154
Rayonier, Inc.	89,949	2,392,643
Regency Centers Corp.	77,585	5,349,486
Senior Housing Pptys. Trust	176,991	3,350,440
Tanger Factory Outlet Centers, Inc.	71,659	2,563,959
Taubman Centers, Inc.	43,790	3,237,395
Urban Edge Pptys.	65,907	1,813,102
Washington Prime Group, Inc.	140,173	1,459,201
Weingarten Realty Investors	85,165	3,048,055

		124,730,131

TELECOMMUNICATION SERVICES (0.2%)
Telephone & Data Systems, Inc.	69,434	2,004,560

UTILITIES (5.1%)
Aqua America, Inc.	131,302	3,944,312
Atmos Energy Corp.	76,185	5,649,118
Black Hills Corp.	39,500	2,422,930
Great Plains Energy, Inc.	156,119	4,269,855
Hawaiian Electric Industries, Inc.	79,096	2,615,705
Idacorp, Inc.	37,140	2,991,627
MDU Resources Group, Inc.	143,295	4,122,597
National Fuel Gas Co.	61,951	3,508,905
New Jersey Resources Corp.	62,509	2,219,070
NorthWestern Corp.	35,738	2,032,420
OGE Energy Corp.	146,051	4,885,406
ONE Gas, Inc.	37,905	2,424,404
PNM Resources, Inc.	57,097	1,958,427
Southwest Gas Corp.	34,318	2,629,445
UGI Corp.	127,182	5,860,547
Vectren Corp.	61,815	3,223,652
Westar Energy, Inc.	104,801	5,905,536
WGL Hldgs., Inc.	38,087	2,905,276

		63,569,232

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $906,006,366) 95.6%		1,190,607,707

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.2%)
U.S. Treasury Bill (1)	A-1+	0.31	01/19/17	500,000	499,919
U.S. Treasury Bill (1)	A-1+	0.33	01/19/17	2,000,000	1,999,651
U.S. Treasury Bill (1)	A-1+	0.41	01/26/17	1,000,000	999,700
U.S. Treasury Bill (1)	A-1+	0.42	02/16/17	1,000,000	999,452
U.S. Treasury Bill (1)	A-1+	0.43	02/09/17	5,000,000	4,997,611
U.S. Treasury Bill (1)	A-1+	0.44	01/12/17	5,000,000	4,999,275

					14,495,608

U.S. GOVERNMENT AGENCIES (0.4%)
FHLB	A-1+	0.49	02/07/17	5,400,000	5,397,235

COMMERCIAL PAPER (2.7%)
Cargill, Inc.†	A-1	0.71	01/03/17	5,000,000	4,999,704
Cargill, Inc.†	A-1	0.64	01/06/17	4,750,000	4,749,493
Danaher Corp.†	A-1	0.70	01/06/17	2,500,000	2,499,708
GE Capital Treasury LLC	A-1+	0.61	01/26/17	5,000,000	4,997,797
Novartis Finance Corp.†	A-1+	0.50	01/03/17	6,000,000	5,999,751
Southern California Gas Co.†	A-1	0.70	01/03/17	5,000,000	4,999,708

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Toyota Motor Credit Corp.	A-1+	0.65	02/01/17	5,000,000	4,997,109

					33,243,270

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $53,136,113) 4.3%					53,136,113

TOTAL INVESTMENTS (Cost: $959,142,479) 99.9%					1,243,743,820

OTHER NET ASSETS 0.1%					1,293,355

NET ASSETS 100.0%					$1,245,037,175

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
FINANCIALS (94.4%)
iShares Core MSCI EAFE ETF	138,481	7,426,736
iShares Core MSCI Europe ETF	393,284	16,002,726
iShares Core MSCI Pacific ETF	177,010	8,639,858
iShares Edge MSCI Emerging Markets ETF	179,014	8,755,575
iShares MSCI EAFE ETF	2,388,293	137,876,155
iShares MSCI EAFE Growth ETF	443,228	28,229,191
iShares MSCI EAFE Small-Cap ETF	177,935	8,866,501
iShares MSCI EAFE Value ETF	606,383	28,651,597
Vanguard FTSE Developed Markets ETF	2,129,980	77,829,469
Vanguard FTSE Europe ETF	424,630	20,356,762
Vanguard FTSE Pacific ETF	220,480	12,814,298

		355,448,868

TOTAL COMMON STOCKS (Cost: $369,772,919) 94.4%		355,448,868

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.0%)
U.S. Treasury Bill	A-1+	0.41	01/26/17	1,500,000	1,499,550
U.S. Treasury Bill	A-1+	0.44	01/12/17	3,000,000	2,999,565
U.S. Treasury Bill	A-1+	0.46	02/23/17	3,000,000	2,997,929

					7,497,044

COMMERCIAL PAPER (3.6%)
Cargill, Inc.†	A-1	0.64	01/06/17	1,000,000	999,893
Cargill, Inc.†	A-1	0.71	01/03/17	2,000,000	1,999,882
Novartis Finance Corp.†	A-1+	0.50	01/03/17	4,700,000	4,699,804
Toyota Motor Credit Corp.	A-1+	0.62	01/18/17	6,000,000	5,998,139

					13,697,718

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $21,194,762) 5.6%					21,194,762

TOTAL INVESTMENTS (Cost: $390,967,681) 100.0%					376,643,630

OTHER NET ASSETS 0.0% (2)					84,863

NET ASSETS 100.0%					$376,728,493

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (5.8%)
Amazon.com, Inc.*	2,548	1,910,669
CBS Corp. Cl B	21,963	1,397,286
D.R. Horton, Inc.	22,628	618,423
Ford Motor Co.	65,385	793,120
Home Depot, Inc.	12,824	1,719,442
PVH Corp.	7,849	708,294
Ross Stores, Inc.	13,455	882,648
Starbucks Corp.	17,028	945,395
Whirlpool Corp.	8,364	1,520,324

		10,495,601

CONSUMER STAPLES (4.4%)
Dr. Pepper Snapple Group, Inc.	13,198	1,196,663
J.M. Smucker Co.	6,963	891,682
PepsiCo, Inc.	15,412	1,612,558
Reynolds American, Inc.	15,205	852,088
Sysco Corp.	19,604	1,085,473
Tyson Foods, Inc. Cl A	10,450	644,556
Walgreens Boots Alliance, Inc.	20,869	1,727,118

		8,010,138

ENERGY (6.0%)
Chevron Corp.	18,743	2,206,051
Cimarex Energy Co.	7,501	1,019,386
Devon Energy Corp.	17,388	794,110
Marathon Petroleum Corp.	22,734	1,144,657
National Oilwell Varco, Inc.	20,423	764,637
Noble Energy, Inc.	17,451	664,185
Occidental Petroleum Corp.	12,275	874,348
Range Resources Corp.	18,887	648,957
Schlumberger Ltd.	19,009	1,595,806
Williams Cos., Inc.	34,795	1,083,516

		10,795,653

FINANCIALS (9.2%)
American Int’l. Group, Inc.	25,771	1,683,104
Citigroup, Inc.	27,266	1,620,418
Discover Financial Svcs.	22,618	1,630,532
Fifth Third Bancorp	32,369	872,992
JPMorgan Chase & Co.	33,027	2,849,900
KeyCorp	48,655	888,927
MetLife, Inc.	30,604	1,649,250
Morgan Stanley	26,224	1,107,964
Northern Trust Corp.	14,609	1,300,931
PNC Financial Svcs. Grp., Inc.	10,133	1,185,156
SunTrust Banks, Inc.	14,769	810,080
U.S. Bancorp	21,626	1,110,928

		16,710,182

HEALTH CARE (9.1%)
AbbVie, Inc.	26,462	1,657,050
Aetna, Inc.	7,907	980,547
Amgen, Inc.	11,855	1,733,320
Baxter International, Inc.	21,286	943,821
Becton, Dickinson & Co.	8,401	1,390,786
Gilead Sciences, Inc.	20,158	1,443,514
McKesson Corp.	8,790	1,234,556
Merck & Co., Inc.	25,965	1,528,560
Pfizer, Inc.	71,437	2,320,274
Quest Diagnostics, Inc.	12,038	1,106,292
UnitedHealth Group, Inc.	13,651	2,184,706

		16,523,426

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

INDUSTRIALS (5.0%)
Boeing Co.	12,023	1,871,741
Delta Air Lines, Inc.	23,557	1,158,769
Eaton Corp. PLC	17,158	1,151,130
FedEx Corp.	7,819	1,455,898
Ingersoll-Rand PLC	17,665	1,325,582
L3 Technologies, Inc. Inc.	7,728	1,175,506
Lockheed Martin Corp.	3,513	878,039

		9,016,665

INFORMATION TECHNOLOGY (13.7%)
Accenture Ltd. Cl A	12,874	1,507,932
Alphabet, Inc. Cl A*	2,868	2,272,747
Apple, Inc.	39,059	4,523,811
Applied Materials, Inc.	39,804	1,284,475
CA, Inc.	17,883	568,143
Cisco Systems, Inc.	65,492	1,979,168
Citrix Systems, Inc.*	6,975	622,937
HP, Inc.	57,577	854,443
Intel Corp.	52,319	1,897,610
Lam Research Corp.	12,929	1,366,983
Microsoft Corp.	64,157	3,986,716
Oracle Corp.	50,923	1,957,989
Paychex, Inc.	10,896	663,348
QUALCOMM, Inc.	21,210	1,382,892

		24,869,194

MATERIALS (1.8%)
Eastman Chemical Co.	9,029	679,071
Freeport-McMoRan Copper & Gold, Inc.*	35,409	467,045
International Paper Co.	22,879	1,213,960
LyondellBasell Inds. NV Cl A	9,868	846,477

		3,206,553

REAL ESTATE (1.5%)
American Tower Corp.	10,309	1,089,455
Iron Mountain, Inc.	16,555	537,706
ProLogis, Inc.	12,479	658,766
SL Green Realty Corp	4,275	459,776

		2,745,703

TELECOMMUNICATION SERVICES (1.4%)
CenturyLink, Inc.	32,493	772,684
Verizon Communications, Inc.	31,287	1,670,100

		2,442,784

UTILITIES (1.2%)
CenterPoint Energy, Inc.	20,381	502,188
NextEra Energy, Inc.	8,775	1,048,262
Sempra Energy	6,636	667,847

		2,218,297

TOTAL COMMON STOCKS (Cost: $86,916,341) 59.1%		107,034,196

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (10.3%)
U.S. Treasury Note	AA+	1.50	02/28/23	500,000	480,899
U.S. Treasury Note	AA+	1.50	08/15/26	1,150,000	1,057,686
U.S. Treasury Note	AA+	1.63	02/15/26	750,000	700,781
U.S. Treasury Note	AA+	2.00	02/15/25	500,000	486,641
U.S. Treasury Note	AA+	2.00	11/15/26	500,000	481,074
U.S. Treasury Note	AA+	2.13	05/15/25	750,000	735,234
U.S. Treasury Strip	AA+	0.00	11/15/21	7,050,000	6,386,907

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

U.S. Treasury Strip	AA+	0.00	08/15/28	6,000,000	4,362,850
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	3,870,191

					18,562,263

U.S. GOVERNMENT AGENCIES (11.2%)
MORTGAGE-BACKED OBLIGATIONS (10.9%)
FHLMC	AA+	2.50	09/01/27	266,041	266,914
FHLMC	AA+	3.00	06/01/27	165,356	169,959
FHLMC	AA+	3.00	08/01/27	176,658	181,522
FHLMC	AA+	3.00	10/15/37	233,245	237,465
FHLMC	AA+	3.00	11/01/42	246,525	246,196
FHLMC	AA+	3.00	04/01/43	275,946	275,833
FHLMC	AA+	3.50	01/01/43	340,672	349,167
FHLMC	AA+	3.50	06/01/45	374,353	384,482
FHLMC	AA+	3.50	07/01/45	444,207	456,816
FHLMC	AA+	4.00	02/01/25	39,980	42,114
FHLMC	AA+	4.00	03/01/41	168,940	177,668
FHLMC	AA+	4.00	07/01/41	216,104	228,767
FHLMC	AA+	4.00	11/01/42	138,935	147,379
FHLMC	AA+	4.00	01/01/43	278,100	295,175
FHLMC	AA+	4.00	01/01/44	262,581	277,558
FHLMC	AA+	4.00	06/01/45	375,630	396,824
FHLMC	AA+	4.50	08/01/34	38,146	41,112
FHLMC	AA+	4.50	08/15/35	43,185	45,437
FHLMC	AA+	4.50	02/01/44	241,825	259,835
FHLMC	AA+	5.00	02/01/26	22,280	24,244
FHLMC	AA+	5.00	10/01/40	266,141	291,005
FHLMC	AA+	5.50	07/01/32	44,108	49,342
FHLMC	AA+	5.50	05/01/33	45,858	50,837
FHLMC	AA+	5.50	06/01/37	108,837	122,687
FHLMC	AA+	6.00	03/15/32	42,192	46,175
FHLMC ARM	AA+	2.76	02/01/36	29,409	31,089
FHLMC ARM	AA+	2.90	04/01/37	45,653	48,676
FHLMC ARM	AA+	2.93	05/01/37	30,765	32,200
FHLMC ARM	AA+	4.54	09/01/39	31,843	33,452
FHLMC ARM	AA+	5.89	03/01/37	7,175	7,527
FHLMC Strip	AA+	3.00	01/15/43	338,392	336,609
FNMA	AA+	3.00	06/01/33	331,290	338,043
FNMA	AA+	3.00	09/01/33	280,469	286,169
FNMA	AA+	3.00	12/01/42	319,916	315,785
FNMA	AA+	3.00	01/01/43	713,832	713,628
FNMA	AA+	3.00	02/01/43	197,329	196,698
FNMA	AA+	3.00	03/01/43	375,242	374,090
FNMA	AA+	3.00	09/01/43	380,770	380,662
FNMA	AA+	3.50	03/25/28	281,688	289,632
FNMA	AA+	3.50	08/01/38	238,245	244,773
FNMA	AA+	3.50	10/01/41	155,671	159,834
FNMA	AA+	3.50	11/01/41	290,103	299,165
FNMA	AA+	3.50	12/01/41	272,868	280,163
FNMA	AA+	3.50	04/01/42	332,276	340,888
FNMA	AA+	3.50	04/01/42	417,797	430,877
FNMA	AA+	3.50	08/01/42	304,071	313,425
FNMA	AA+	3.50	10/01/42	281,786	290,546
FNMA	AA+	3.50	01/01/44	104,999	106,648
FNMA	AA+	3.50	06/01/45	932,472	958,899
FNMA	AA+	4.00	05/01/19	16,445	16,934
FNMA	AA+	4.00	07/25/26	390,885	423,712
FNMA	AA+	4.00	01/01/31	192,177	203,837
FNMA	AA+	4.00	11/01/40	180,316	189,618
FNMA	AA+	4.00	05/01/41	191,521	200,838
FNMA	AA+	4.00	11/01/45	452,543	477,288
FNMA	AA+	4.50	05/01/18	8,624	8,864

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

FNMA	AA+	4.50	05/01/30	66,430	71,509
FNMA	AA+	4.50	04/01/31	87,810	94,547
FNMA	AA+	4.50	08/01/33	31,553	34,074
FNMA	AA+	4.50	09/01/33	72,669	78,479
FNMA	AA+	4.50	06/01/34	60,069	64,911
FNMA	AA+	4.50	08/01/35	47,059	50,899
FNMA	AA+	4.50	12/01/35	45,724	49,282
FNMA	AA+	4.50	05/01/39	70,047	75,946
FNMA	AA+	4.50	05/01/39	107,293	116,033
FNMA	AA+	4.50	05/01/40	106,111	113,912
FNMA	AA+	5.00	04/01/18	21,687	22,195
FNMA	AA+	5.00	06/01/33	74,532	81,640
FNMA	AA+	5.00	10/01/33	76,742	84,781
FNMA	AA+	5.00	11/01/33	50,222	55,167
FNMA	AA+	5.00	11/01/33	196,752	215,455
FNMA	AA+	5.00	03/01/34	27,935	30,585
FNMA	AA+	5.00	04/01/34	44,631	49,239
FNMA	AA+	5.00	09/01/35	27,974	30,558
FNMA	AA+	5.00	11/25/35	102,187	110,643
FNMA	AA+	5.00	08/01/37	222,531	242,724
FNMA	AA+	5.00	05/01/39	98,064	107,051
FNMA	AA+	5.00	06/01/40	49,860	54,389
FNMA	AA+	5.50	04/01/17	379	381
FNMA	AA+	5.50	05/01/17	90	90
FNMA	AA+	5.50	03/01/34	14,334	16,004
FNMA	AA+	5.50	05/01/34	170,549	190,774
FNMA	AA+	5.50	07/01/34	47,505	53,237
FNMA	AA+	5.50	09/01/34	25,581	28,712
FNMA	AA+	5.50	09/01/34	75,055	83,871
FNMA	AA+	5.50	10/01/34	30,882	34,578
FNMA	AA+	5.50	02/01/35	39,693	44,562
FNMA	AA+	5.50	02/01/35	63,398	71,662
FNMA	AA+	5.50	08/01/35	22,627	25,310
FNMA	AA+	5.50	08/01/37	11,596	12,917
FNMA	AA+	5.50	11/01/38	11,522	12,265
FNMA	AA+	5.50	06/01/48	19,237	20,767
FNMA	AA+	6.00	03/01/17	65	65
FNMA	AA+	6.00	05/01/23	21,736	24,591
FNMA	AA+	6.00	04/01/32	8,510	9,629
FNMA	AA+	6.00	05/01/32	14,622	16,760
FNMA	AA+	6.00	04/01/33	105,155	121,848
FNMA	AA+	6.00	05/01/33	50,202	56,884
FNMA	AA+	6.00	06/01/34	22,478	25,736
FNMA	AA+	6.00	09/01/34	15,246	17,466
FNMA	AA+	6.00	10/01/34	31,600	35,804
FNMA	AA+	6.00	11/01/34	13,377	15,139
FNMA	AA+	6.00	12/01/36	40,428	46,390
FNMA	AA+	6.00	01/01/37	43,223	49,565
FNMA	AA+	6.00	04/01/37	13,701	14,737
FNMA	AA+	6.00	05/01/37	8,496	9,003
FNMA	AA+	6.00	06/01/37	15,262	16,304
FNMA	AA+	6.00	10/25/44	97,433	111,820
FNMA	AA+	6.00	02/25/47	88,607	98,652
FNMA	AA+	6.00	12/25/49	52,882	59,942
FNMA	AA+	6.50	03/01/17	94	94
FNMA	AA+	6.50	05/01/17	112	112
FNMA	AA+	6.50	06/01/17	821	823
FNMA	AA+	6.50	05/01/32	24,697	27,941
FNMA	AA+	6.50	05/01/32	7,990	9,040
FNMA	AA+	6.50	07/01/32	3,988	4,512
FNMA	AA+	6.50	07/01/34	26,756	30,271

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

FNMA	AA+	6.50	05/01/37	30,137	31,283
FNMA	AA+	6.50	09/01/37	14,638	16,561
FNMA	AA+	7.00	09/01/31	15,765	17,487
FNMA	AA+	7.00	04/01/32	6,683	7,332
FNMA	AA+	7.50	06/01/31	5,890	6,807
FNMA	AA+	7.50	02/01/32	6,112	7,128
FNMA	AA+	7.50	06/01/32	5,064	6,023
FNMA	AA+	8.00	04/01/32	1,560	1,658
FNMA ARM	AA+	2.41	05/01/43	370,050	374,386
FNMA Strip	AA+	3.00	08/25/42	289,082	287,290
GNMA (3)	AA+	3.50	09/20/33	9,008	9,021
GNMA (3)	AA+	4.00	08/15/41	211,884	226,862
GNMA (3)	AA+	4.00	01/15/42	260,635	278,245
GNMA (3)	AA+	4.00	03/20/42	150,782	162,408
GNMA (3)	AA+	4.00	08/20/42	184,538	196,682
GNMA (3)	AA+	4.50	04/20/31	101,019	109,087
GNMA (3)	AA+	4.50	10/15/40	183,165	203,013
GNMA (3)	AA+	4.50	10/20/43	359,070	391,314
GNMA (3)	AA+	5.00	10/15/24	205,709	224,846
GNMA (3)	AA+	5.00	04/15/39	151,911	170,102
GNMA (3)	AA+	5.00	06/20/39	189,647	205,928
GNMA (3)	AA+	5.00	11/15/39	98,215	108,058
GNMA (3)	AA+	6.50	04/15/31	2,795	3,192
GNMA (3)	AA+	6.50	10/15/31	3,437	4,004
GNMA (3)	AA+	6.50	12/15/31	1,542	1,761
GNMA (3)	AA+	6.50	05/15/32	7,381	8,431
GNMA (3)	AA+	7.00	05/15/31	3,049	3,574
GNMA (3)	AA+	7.00	05/15/32	702	725
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	161,915	172,493

					19,863,060

NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FHLMC	AA+	0.00	11/29/19	500,000	474,527

CORPORATE DEBT (16.6%)
CONSUMER DISCRETIONARY (3.2%)
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	100,000	103,404
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	270,000	290,552
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	262,374
Coach, Inc.	BBB-	4.25	04/01/25	100,000	100,555
Dollar General Corp.	BBB	3.25	04/15/23	300,000	296,048
Expedia, Inc.	BBB-	5.95	08/15/20	250,000	273,268
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	300,000	320,250
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	300,000	309,729
Kohl’s Corp.	BBB	3.25	02/01/23	250,000	247,141
Kohl’s Corp.	BBB	4.00	11/01/21	100,000	104,871
Lowe’s Cos., Inc.	A-	3.12	04/15/22	300,000	307,356
Macy’s Retail Hldgs., Inc.	BBB	2.88	02/15/23	216,000	205,567
Marriott International, Inc.	BBB	3.13	10/15/21	25,000	25,276
Marriott International, Inc.	BBB	3.25	09/15/22	350,000	352,931
Mattel, Inc.	BBB	3.15	03/15/23	350,000	344,598
NVR, Inc.	BBB+	3.95	09/15/22	300,000	305,745
Omnicom Group, Inc.	BBB+	3.63	05/01/22	100,000	102,701
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	265,928
O’Reilly Automotive, Inc.	BBB+	3.80	09/01/22	300,000	310,410
Staples, Inc.	BBB-	4.38	01/12/23	275,000	275,519
Tupperware Brands Corp.	BBB-	4.75	06/01/21	350,000	374,289
Viacom, Inc.	BBB-	3.25	03/15/23	350,000	335,703
Wynn Las Vegas LLC	BB	5.38	03/15/22	300,000	307,500

					5,821,715

CONSUMER STAPLES (0.9%)
Edgewell Personal Care Co.	BB+	4.70	05/19/21	275,000	289,461

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Ingredion, Inc.	BBB	4.63	11/01/20	250,000	267,944
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	400,000	411,748
Sysco Corp.	BBB+	2.60	06/12/22	300,000	295,354
Sysco Corp.	BBB+	3.75	10/01/25	100,000	101,206
Whole Foods Market, Inc.	BBB-	5.20	12/03/25	300,000	317,648

					1,683,361

ENERGY (1.6%)
Cameron International Corp.	AA-	4.50	06/01/21	300,000	310,160
Energen Corp.	BB	4.63	09/01/21	250,000	250,625
EQT Corp.	BBB	4.88	11/15/21	210,000	224,152
FMC Technologies, Inc.	BBB	2.00	10/01/17	250,000	250,179
Marathon Oil Corp.	BBB-	2.80	11/01/22	350,000	334,691
Murphy Oil Corp.	BBB-	3.50	12/01/17	200,000	201,000
Noble Corp.	BB-	7.50	03/15/19	800,000	840,000
Rowan Companies PLC	B+	4.88	06/01/22	300,000	283,500
Seacor Hldgs., Inc.	B	7.38	10/01/19	250,000	251,250

					2,945,557

FINANCIALS (3.2%)
Aflac, Inc.	A-	4.00	02/15/22	300,000	317,268
Alleghany Corp.	BBB+	5.63	09/15/20	300,000	324,710
American Express Co.	BBB	3.63	12/05/24	250,000	251,036
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	250,000	262,714
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	250,000	280,405
Block Financial LLC	BBB	5.25	10/01/25	350,000	353,961
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	324,473
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	250,000	241,994
Citizens Financial Group, Inc.	BBB	4.35	08/01/25	100,000	100,467
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	250,000	244,524
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	308,148
First Republic Bank	A-	2.38	06/17/19	150,000	149,748
First Tennessee Bank	BBB	2.95	12/01/19	350,000	350,868
Lincoln National Corp.	A-	4.00	09/01/23	250,000	260,618
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	267,949
Pacific LifeCorp.†	A-	6.00	02/10/20	100,000	108,049
Penske Truck Leasing Co. LP†	BBB	3.38	03/15/18	300,000	305,253
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	270,347
Signet UK Finance PLC	BBB-	4.70	06/15/24	250,000	239,024
Synchrony Financial	BBB-	3.70	08/04/26	400,000	384,508
Unum Group	BBB	4.00	03/15/24	150,000	150,610
Voya Financial, Inc.	BBB	3.65	06/15/26	250,000	244,444

					5,741,118

HEALTH CARE (1.7%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	290,000	312,935
Anthem, Inc.	A	4.35	08/15/20	250,000	263,845
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	213,733
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	250,000	262,326
Owens & Minor, Inc.	BBB	3.88	09/15/21	400,000	400,904
PerkinElmer, Inc.	BBB	5.00	11/15/21	300,000	324,082
Pfizer, Inc.	AA	6.05	03/30/17	300,000	303,632
Quest Diagnostics, Inc.	BBB+	4.70	04/01/21	150,000	160,998
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	266,852
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	375,000	387,567
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	250,000	249,317

					3,146,191

INDUSTRIALS (1.3%)
Arconic, Inc.	BBB-	6.75	07/15/18	250,000	265,938
Crane Co.	BBB	2.75	12/15/18	350,000	354,375
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	400,000	403,884
Equifax, Inc.	BBB+	3.30	12/15/22	300,000	305,006
Hunt (J.B.) Transport Svcs., Inc.	BBB+	3.30	08/15/22	200,000	200,795
L-3 Communications Corp.	BBB-	4.75	07/15/20	250,000	265,769

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Pentair PLC	BBB-	5.00	05/15/21	250,000	262,974
Pitney Bowes, Inc.	BBB-	5.25	01/15/37	250,000	249,958

					2,308,699

INFORMATION TECHNOLOGY (1.4%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	369,038
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	305,703
eBay, Inc.	BBB+	2.88	08/01/21	325,000	325,625
Fiserv, Inc.	BBB	4.75	06/15/21	360,000	387,408
Ingram Micro, Inc.	NR	5.00	08/10/22	200,000	195,166
Ingram Micro, Inc.	NR	5.25	09/01/17	100,000	101,471
Juniper Networks, Inc.	BBB	4.60	03/15/21	350,000	374,722
Symantec Corp.	BBB-	4.20	09/15/20	350,000	359,049
Tech Data Corp.	BBB-	3.75	09/21/17	100,000	101,231

					2,519,413

MATERIALS (1.1%)
Freeport-McMoRan Copper & Gold	BB-	3.55	03/01/22	300,000	279,000
Methanex Corp.	BB+	3.25	12/15/19	250,000	246,147
Packaging Corp. of America	BBB	3.90	06/15/22	250,000	257,836
Packaging Corp. of America	BBB	4.50	11/01/23	150,000	158,884
Southern Copper Corp.	BBB	3.50	11/08/22	100,000	99,471
Teck Resources Ltd.	BB	4.75	01/15/22	300,000	300,750
Valspar Corp.	BBB	3.95	01/15/26	350,000	349,896
Vulcan Materials Co.	BBB	7.00	06/15/18	250,000	266,875

					1,958,859

REAL ESTATE (1.1%)
American Tower Corp.	BBB-	4.50	01/15/18	250,000	256,598
Government Pptys. Income Trust	BBB-	3.75	08/15/19	350,000	353,845
Healthcare Realty Trust	BBB	3.75	04/15/23	250,000	249,106
Hospitality Properties Trust	BBB-	5.00	08/15/22	250,000	263,928
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	250,000	258,057
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	100,000	103,668
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	200,000	215,040
Welltower, Inc.	BBB+	6.13	04/15/20	250,000	277,507

					1,977,749

TELECOMMUNICATION SERVICES (0.4%)
AT&T, Inc.	BBB+	3.00	06/30/22	350,000	343,564
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	347,787

					691,351

UTILITIES (0.7%)
Constellation Energy	BBB-	5.15	12/01/20	340,000	367,562
Entergy Corp.	BBB	5.13	09/15/20	250,000	269,489
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	264,569
National Fuel Gas Co.	BBB	5.20	07/15/25	100,000	103,860
SCANA Corp.	BBB	4.13	02/01/22	300,000	303,117

					1,308,597

TOTAL LONG-TERM DEBT SECURITIES (Cost: $67,531,801) 38.1%					69,002,460

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.0%)
Novartis Finance Corp.†	A-1+	0.50	01/03/17	1,300,000	1,299,946
Novartis Finance Corp.†	A-1+	0.50	01/03/17	1,200,000	1,199,950
Novartis Finance Corp.†	A-1+	0.50	01/03/17	900,000	899,963
Toyota Motor Credit Corp.	A-1+	0.62	01/18/17	2,000,000	1,999,379

					5,399,238

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $5,399,238) 3.0%					5,399,238

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

TOTAL INVESTMENTS (Cost: $159,847,380) 100.2%	181,435,894

OTHER NET ASSETS -0.2%	(292,507)

NET ASSETS 100.0%	$181,143,387

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.8%)	15,754,695	22,590,894
Equity Index Fund (21.2%)	4,604,642	16,078,959
Mid-Cap Equity Index Fund (5.4%)	1,868,807	4,051,382
Mid-Term Bond Fund (40.5%)	29,398,662	30,607,594
Money Market Fund (3.1%)	1,981,578	2,372,365

TOTAL INVESTMENTS (Cost: $75,283,823) 100.0%		75,701,194

OTHER NET ASSETS -0.0% (2)		(1,299)

NET ASSETS 100.0%		$75,699,895

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.8%)	4,626,271	6,633,679
Equity Index Fund (24.8%)	1,824,188	6,369,884
International Fund (2.9%)	1,014,446	753,943
Mid-Cap Equity Index Fund (8.0%)	947,124	2,053,267
Mid-Term Bond Fund (35.5%)	8,734,432	9,093,610
Money Market Fund (3.0%)	650,595	778,899

TOTAL INVESTMENTS (Cost: $24,994,324) 100.0%		25,683,282

OTHER NET ASSETS -0.0% (2)		(98)

NET ASSETS 100.0%		$25,683,184

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.7%)	25,256,232	36,215,289
Equity Index Fund (27.9%)	11,675,104	40,768,318
International Fund (5.8%)	11,507,099	8,552,145
Mid-Cap Equity Index Fund (10.1%)	6,836,077	14,819,918
Mid-Term Bond Fund (29.4%)	41,285,814	42,983,570
Small Cap Growth Fund (1.0%)	1,129,891	1,458,216
Small Cap Value Fund (1.1%)	945,317	1,595,771

TOTAL INVESTMENTS (Cost: $137,910,936) 100.0%		146,393,227

OTHER NET ASSETS -0.0% (2)		(1,473)

NET ASSETS 100.0%		$146,391,754

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.2%)	71,804,333	102,961,309
Equity Index Fund (32.1%)	39,297,609	137,223,398
International Fund (7.8%)	44,436,766	33,025,671
Mid-Cap Equity Index Fund (12.2%)	23,863,168	51,732,914
Mid-Term Bond Fund (19.3%)	78,877,701	82,121,310
Small Cap Growth Fund (2.0%)	6,545,483	8,447,477
Small Cap Value Fund (2.4%)	6,121,264	10,333,184

TOTAL INVESTMENTS (Cost: $397,064,347) 100.0%		425,845,263

OTHER NET ASSETS -0.0% (2)		(1,446)

NET ASSETS 100.0%		$425,843,817

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.8%)	80,310,697	115,158,713
Equity Index Fund (37.0%)	53,494,052	186,795,987
International Fund (8.7%)	59,136,730	43,950,773
Mid-Cap Equity Index Fund (16.2%)	37,661,809	81,646,960
Mid-Term Bond Fund (8.8%)	42,402,208	44,145,872
Small Cap Growth Fund (3.0%)	11,541,827	14,895,663
Small Cap Value Fund (3.5%)	10,388,695	17,536,948

TOTAL INVESTMENTS (Cost: $459,207,294) 100.0%		504,130,916

OTHER NET ASSETS -0.0% (2)		(1,626)

NET ASSETS 100.0%		$504,129,290

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.5%)	65,348,900	93,704,768
Equity Index Fund (39.4%)	46,920,475	163,841,698
International Fund (9.6%)	53,990,706	40,126,217
Mid-Cap Equity Index Fund (18.3%)	35,044,195	75,972,240
Small Cap Growth Fund (4.9%)	15,802,747	20,394,726
Small Cap Value Fund (5.3%)	13,179,553	22,248,139

TOTAL INVESTMENTS (Cost: $374,155,855) 100.0%		416,287,788

OTHER NET ASSETS -0.0% (2)		(1,329)

NET ASSETS 100.0%		$416,286,459

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (14.8%)	36,342,180	52,111,597
Equity Index Fund (40.1%)	40,485,013	141,369,696
International Fund (11.5%)	54,455,207	40,471,437
Mid-Cap Equity Index Fund (21.3%)	34,530,580	74,858,776
Small Cap Growth Fund (5.9%)	15,947,446	20,581,471
Small Cap Value Fund (6.4%)	13,296,467	22,445,500

TOTAL INVESTMENTS (Cost: $314,308,723) 100.0%		351,838,477

OTHER NET ASSETS -0.0% (2)		(1,120)

NET ASSETS 100.0%		$351,837,357

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (11.9%)	23,769,772	34,083,832
Equity Index Fund (37.9%)	30,979,543	108,177,528
International Fund (12.4%)	47,776,663	35,507,903
Mid-Cap Equity Index Fund (21.5%)	28,324,513	61,404,654
Small Cap Growth Fund (7.8%)	17,242,365	22,252,668
Small Cap Value Fund (8.5%)	14,378,301	24,271,722

TOTAL INVESTMENTS (Cost: $254,080,970) 100.0%		285,698,307

OTHER NET ASSETS -0.0% (2)		(947)

NET ASSETS 100.0%		$285,697,360

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.5%)	24,244,682	34,764,813
Equity Index Fund (35.2%)	33,623,530	117,410,071
International Fund (13.4%)	59,718,358	44,383,042
Mid-Cap Equity Index Fund (22.5%)	34,600,758	75,010,914
Small Cap Growth Fund (8.8%)	22,540,225	29,089,986
Small Cap Value Fund (9.6%)	18,807,725	31,748,945

TOTAL INVESTMENTS (Cost: $290,458,287) 100.0%		332,407,771

OTHER NET ASSETS -0.0% (2)		(1,083)

NET ASSETS 100.0%		$332,406,688

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.6%)	9,889,286	14,180,395
Equity Index Fund (33.9%)	15,915,173	55,574,225
International Fund (14.4%)	31,782,510	23,620,952
Mid-Cap Equity Index Fund (22.8%)	17,225,018	37,342,081
Small Cap Growth Fund (9.7%)	12,369,319	15,963,608
Small Cap Value Fund (10.6%)	10,288,407	17,367,654

TOTAL INVESTMENTS (Cost: $159,435,236) 100.0%		164,048,915

OTHER NET ASSETS -0.0% (2)		(398)

NET ASSETS 100.0%		$164,048,517

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2055 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.0%)	184,032	263,886
Equity Index Fund (30.0%)	285,451	996,766
International Fund (16.9%)	755,147	561,230
Mid-Cap Equity Index Fund (23.1%)	353,792	766,985
Small Cap Growth Fund (10.8%)	278,572	359,520
Small Cap Value Fund (11.2%)	219,797	371,035

TOTAL INVESTMENTS (Cost: $3,288,549) 100.0%		3,319,422

OTHER NET ASSETS -0.0% (2)		(3)

NET ASSETS 100.0%		$3,319,419

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.0%)	28,218,267	40,462,596
Equity Index Fund (26.6%)	10,626,913	37,108,138
International Fund (5.0%)	9,371,782	6,965,165
Mid-Cap Equity Index Fund (5.6%)	3,599,900	7,804,216
Mid-Term Bond Fund (33.8%)	45,318,187	47,181,761

TOTAL INVESTMENTS (Cost: $133,925,269) 100.0%		139,521,876

OTHER NET ASSETS -0.0% (2)		(137)

NET ASSETS 100.0%		$139,521,739

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.5%)	56,923,805	81,623,898
Equity Index Fund (36.3%)	36,061,967	125,924,853
International Fund (9.7%)	45,400,532	33,741,948
Mid-Cap Equity Index Fund (16.4%)	26,190,252	56,777,794
Mid-Term Bond Fund (14.1%)	47,006,618	48,939,624

TOTAL INVESTMENTS (Cost: $302,933,526) 100.0%		347,008,117

OTHER NET ASSETS -0.0% (2)		(203)

NET ASSETS 100.0%		$347,007,914

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.3%)	33,685,453	48,302,076
Equity Index Fund (35.4%)	26,721,597	93,309,198
International Fund (14.2%)	50,393,981	37,453,109
Mid-Cap Equity Index Fund (21.3%)	25,899,827	56,148,183
Small Cap Growth Fund (5.3%)	10,774,473	13,905,331
Small Cap Value Fund (5.5%)	8,655,930	14,611,902

TOTAL INVESTMENTS (Cost: $216,658,157) 100.0%		263,729,799

OTHER NET ASSETS -0.0% (2)		(173)

NET ASSETS 100.0%		$263,729,626

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (24.1%)
U.S. Treasury Bill	A-1+	0.18	01/05/17	900,000	899,978
U.S. Treasury Bill	A-1+	0.27	01/12/17	1,000,000	999,909
U.S. Treasury Bill	A-1+	0.29	01/05/17	1,000,000	999,959
U.S. Treasury Bill	A-1+	0.31	01/19/17	1,800,000	1,799,701
U.S. Treasury Bill	A-1+	0.32	01/26/17	700,000	699,838
U.S. Treasury Bill	A-1+	0.35	01/12/17	1,500,000	1,499,824
U.S. Treasury Bill	A-1+	0.40	02/02/17	1,200,000	1,199,565
U.S. Treasury Bill	A-1+	0.42	02/09/17	2,000,000	1,999,066
U.S. Treasury Bill	A-1+	0.42	02/16/17	1,800,000	1,799,013
U.S. Treasury Bill	A-1+	0.44	01/12/17	1,300,000	1,299,811
U.S. Treasury Bill	A-1+	0.46	03/02/17	2,000,000	1,998,542

					15,195,206

U.S. GOVERNMENT AGENCIES (14.7%)
FHLB	A-1+	0.38	01/13/17	1,000,000	999,865
FHLB	A-1+	0.40	01/13/17	500,000	499,928
FHLB	A-1+	0.41	01/17/17	1,800,000	1,799,651
FHLB	A-1+	0.43	01/12/17	100,000	99,986
FHLB	A-1+	0.45	01/12/17	200,000	199,970
FHLB	A-1+	0.45	01/18/17	1,000,000	999,776
FHLB	A-1+	0.46	01/25/17	700,000	699,779
FHLB	A-1+	0.46	02/09/17	800,000	799,591
FHLB	A-1+	0.50	01/25/17	1,000,000	999,653
FHLB	A-1+	0.51	02/24/17	1,800,000	1,798,584
FNMA	A-1+	0.32	01/17/17	400,000	399,940

					9,296,723

COMMERCIAL PAPER (61.2%)
Apple, Inc.†	A-1+	0.53	01/10/17	1,600,000	1,599,764
Apple, Inc.†	A-1+	0.60	01/30/17	400,000	399,800
Apple, Inc.†	A-1+	0.68	02/07/17	450,000	449,677
Cargill, Inc.†	A-1	0.72	01/09/17	2,000,000	1,999,640
Chevron Corp.†	A-1+	0.55	01/04/17	385,000	384,976
Chevron Corp.†	A-1+	0.60	02/13/17	600,000	599,560
Chevron Corp.†	A-1+	0.61	02/01/17	750,000	749,593
Cisco Systems, Inc.†	A-1+	0.65	01/20/17	1,500,000	1,499,458
Coca-Cola Co.†	A-1+	0.52	01/19/17	1,300,000	1,299,643
Coca-Cola Co.†	A-1	0.60	01/23/17	500,000	499,808
Coca-Cola Co.†	A-1+	0.65	01/03/17	640,000	639,965
Danaher Corp.†	A-1	0.66	01/05/17	1,150,000	1,149,895
Danaher Corp.†	A-1	0.70	01/06/17	1,000,000	999,883
Grainger (W.W.), Inc.	A-1+	0.63	02/13/17	700,000	699,461
Intercontinental Exchange, Inc.†	A-1	0.68	01/03/17	750,000	749,958
Intercontinental Exchange, Inc.†	A-1	0.82	02/17/17	1,750,000	1,748,086
J.P. Morgan Securities LLC	A-1	0.75	01/17/17	500,000	499,823
J.P. Morgan Securities LLC†	A-1	0.80	02/01/17	1,500,000	1,498,933
Estee Lauder Cos.†	A-1	0.68	01/30/17	1,000,000	999,433
Eli Lilly & Co.†	A-1+	0.55	01/13/17	2,000,000	1,999,603
Microsoft Corp.†	A-1+	0.61	01/30/17	400,000	399,797
Microsoft Corp.†	A-1+	0.73	02/07/17	290,000	289,776
Nestle Capital Corp.†	A-1+	0.68	02/06/17	2,000,000	1,998,602
PepsiCo, Inc.†	A-1	0.54	01/27/17	2,000,000	1,999,190
Pfizer, Inc.†	A-1+	0.67	02/07/17	2,000,000	1,998,585
Procter & Gamble Co.†	A-1+	0.50	01/10/17	1,900,000	1,899,736
Simon Ppty. Group LP†	A-1	0.72	01/03/17	1,500,000	1,499,910
Southern Califonia Gas Co.†	A-1	0.70	01/03/17	2,000,000	1,999,881
Toyota Motor Credit Corp.	A-1+	0.57	01/11/17	2,000,000	1,999,651
Unilever Capital Corp.†	A-1	0.64	02/17/17	1,000,000	999,146
Unilever Capital Corp.†	A-1	0.78	02/21/17	1,000,000	998,873
Washington Gas Light Co.	A-1	0.60	01/04/17	2,000,000	1,999,867

					38,549,973

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $63,041,817) 100.0%					63,041,902

TOTAL INVESTMENTS (Cost: $63,041,817) 100.0%					63,041,902

OTHER NET ASSETS 0.0% (2)					5,074

NET ASSETS 100.0%					$63,046,976

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (36.8%)
U.S. Treasury Note	AA+	1.38	06/30/23	18,000,000	17,098,596
U.S. Treasury Note	AA+	1.38	09/30/23	23,500,000	22,254,310
U.S. Treasury Note	AA+	1.50	10/31/19	3,000,000	3,007,266
U.S. Treasury Note	AA+	1.50	02/28/23	13,000,000	12,503,361
U.S. Treasury Note	AA+	1.50	08/15/26	12,500,000	11,496,588
U.S. Treasury Note	AA+	1.63	06/30/20	5,500,000	5,502,580
U.S. Treasury Note	AA+	1.63	10/31/23	6,900,000	6,638,283
U.S. Treasury Note	AA+	1.63	05/15/26	10,000,000	9,325,000
U.S. Treasury Note	AA+	1.75	09/30/19	3,000,000	3,029,532
U.S. Treasury Note	AA+	1.75	12/31/20	3,500,000	3,498,908
U.S. Treasury Note	AA+	1.75	02/28/22	15,000,000	14,820,705
U.S. Treasury Note	AA+	1.88	05/31/22	11,000,000	10,911,483
U.S. Treasury Note	AA+	2.00	11/30/20	7,500,000	7,577,640
U.S. Treasury Note	AA+	2.13	11/30/23	4,500,000	4,470,116
U.S. Treasury Strip	AA+	0.00	08/15/18	50,000,000	49,091,295

					181,225,663

U.S. GOVERNMENT AGENCIES (7.2%)
MORTGAGE-BACKED OBLIGATIONS (0.0%) (2)
FHLMC	AA+	7.50	03/15/21	2,599	2,795
FHLMC	AA+	8.00	09/01/18	3	3

					2,798

NON-MORTGAGE-BACKED OBLIGATIONS (7.2%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,812,216
FNMA	AA+	0.00	10/09/19	23,000,000	21,810,969
Tennessee Valley Auth. Strip	AA+	0.00	11/01/20	900,000	824,170

					35,447,355

CORPORATE DEBT (55.2%)
CONSUMER DISCRETIONARY (9.1%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	500,000	521,826
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	250,000	258,511
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	1,500,000	1,614,179
AutoZone, Inc.	BBB	3.70	04/15/22	300,000	310,017
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	734,647
Brinker International, Inc.	BB+	2.60	05/15/18	2,000,000	2,004,500
Carnival Corp.	A-	1.88	12/15/17	2,000,000	2,008,028
Dollar General Corp.	BBB	3.25	04/15/23	1,047,000	1,033,206
Dollar General Corp.	BBB	4.13	07/15/17	962,000	975,959
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,186,142
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,135,000
Gap, Inc.	BB+	5.95	04/12/21	2,000,000	2,104,680
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	2,000,000	2,064,860
Hyatt Hotels Corp.	BBB	5.38	08/15/21	50,000	54,693
Kohl’s Corp.	BBB	3.25	02/01/23	700,000	691,996
Kohl’s Corp.	BBB	4.00	11/01/21	1,325,000	1,389,539
Marriott International, Inc.	BBB	3.00	03/01/19	1,200,000	1,220,996
Marriott International, Inc.	BBB	3.13	02/15/23	2,000,000	1,949,992
Marriott International, Inc.	BBB	3.38	10/15/20	800,000	820,697
Mattel, Inc.	BBB	1.70	03/15/18	2,000,000	1,995,508
Newell Brands, Inc.	BBB-	4.70	08/15/20	525,000	557,906
NVR, Inc.	BBB+	3.95	09/15/22	2,000,000	2,038,298
Omnicom Group, Inc.	BBB+	3.63	05/01/22	2,000,000	2,054,022
O’Reilly Automotive, Inc.	BBB+	4.63	09/15/21	281,000	301,577
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	2,000,000	2,021,132
Staples, Inc.	BBB-	2.75	01/12/18	2,000,000	2,009,248
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,138,794
Viacom, Inc.	BBB-	3.25	03/15/23	2,000,000	1,918,302
Whirlpool Corp.	BBB	2.40	03/01/19	1,445,000	1,450,575

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Wyndham Worldwide Corp.	BBB-	2.95	03/01/17	2,160,000	2,162,173
Wynn Las Vegas LLC	BB	5.38	03/15/22	2,000,000	2,050,000

					44,777,003

CONSUMER STAPLES (3.2%)
Beam Suntory, Inc.	BBB	1.75	06/15/18	2,000,000	1,994,918
Dr. Pepper Snapple Group, Inc.	BBB+	2.60	01/15/19	150,000	152,196
Edgewell Personal Care Co.	BB+	4.70	05/19/21	2,000,000	2,105,172
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,101,768
General Mills, Inc.	BBB+	2.20	10/21/19	775,000	778,772
Ingredion, Inc.	BBB	4.63	11/01/20	275,000	294,739
Kroger Co.	BBB	2.95	11/01/21	2,000,000	2,012,418
Mead Johnson Nutrition Co.	BBB-	4.90	11/01/19	3,075,000	3,295,951
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	1,000,000	1,029,371
Sysco Corp.	BBB+	2.60	10/01/20	2,000,000	2,017,272

					15,782,577

ENERGY (4.3%)
Cameron International Corp.	AA-	3.60	04/30/22	214,000	214,254
Diamond Offshore Drilling, Inc.	BB+	3.45	11/01/23	1,500,000	1,290,000
Energen Corp.	BB	4.63	09/01/21	2,000,000	2,005,000
EQT Corp.	BBB	4.88	11/15/21	1,250,000	1,334,239
FMC Technologies, Inc.	BBB	2.00	10/01/17	2,000,000	2,001,432
Kinder Morgan, Inc.	BBB-	3.05	12/01/19	2,000,000	2,028,712
Marathon Oil Corp.	BBB-	2.80	11/01/22	2,000,000	1,912,522
Murphy Oil Corp.	BBB-	3.50	12/01/17	2,000,000	2,010,000
Noble Energy, Inc.	BBB	4.15	12/15/21	2,000,000	2,081,374
Pioneer Natural Resources Co.	BBB-	6.65	03/15/17	2,000,000	2,020,402
Rowan Companies PLC	B+	4.88	06/01/22	2,000,000	1,890,000
SESI LLC	BB-	7.13	12/15/21	2,150,000	2,187,625
Sunoco, Inc.	BBB-	5.75	01/15/17	290,000	290,324

					21,265,884

FINANCIALS (12.5%)
Aflac, Inc.	A-	2.65	02/15/17	1,500,000	1,502,262
Aflac, Inc.	A-	3.63	06/15/23	550,000	569,348
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,168,098
American Express Credit Corp.	A-	2.25	08/15/19	2,000,000	2,011,130
Ares Capital Corp.	BBB	3.63	01/19/22	2,500,000	2,423,580
Bank of America Corp.	BBB+	2.65	04/01/19	1,250,000	1,263,205
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	2,000,000	2,101,710
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,139,284
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,604,222
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,163,150
Citigroup, Inc.	BBB+	2.55	04/08/19	1,850,000	1,865,063
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	2,000,000	1,935,948
Erac USA Finance Co.†	BBB+	2.75	03/15/17	1,000,000	1,002,680
Erac USA Finance LLC†	BBB+	2.35	10/15/19	1,000,000	999,112
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,274,000	1,362,770
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	750,000	733,571
Fifth Third Bancorp	BBB	4.30	01/16/24	2,000,000	2,054,320
First Republic Bank	A-	2.38	06/17/19	2,000,000	1,996,644
First Tennessee Bank	BBB	2.95	12/01/19	2,200,000	2,205,456
Ford Motor Credit Co. LLC	BBB	3.00	06/12/17	2,000,000	2,011,642
JPMorgan Chase & Co.	A-	2.00	08/15/17	2,000,000	2,007,412
Kemper Corp.	BBB-	6.00	05/15/17	500,000	507,394
Lincoln National Corp.	A-	4.00	09/01/23	2,000,000	2,084,944
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,196,548
Morgan Stanley	BBB+	4.75	03/22/17	1,000,000	1,007,532
Nasdaq, Inc.	BBB	5.55	01/15/20	2,150,000	2,323,468
Penske Truck Leasing Co. LP†	BBB	3.38	03/15/18	1,300,000	1,322,764
Penske Truck Leasing Co. LP†	BBB	3.75	05/11/17	490,000	493,810
Peoples United Bank	BBB+	4.00	07/15/24	1,750,000	1,723,841
Reinsurance Grp. of America, Inc.	A-	5.63	03/15/17	1,500,000	1,512,201

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Signet UK Finance PLC	BBB-	4.70	06/15/24	2,000,000	1,912,190
Stifel Financial Corp.	BBB-	4.25	07/18/24	2,000,000	1,986,264
Synchrony Financial	BBB-	2.70	02/03/20	1,000,000	997,035
Unum Group	BBB	4.00	03/15/24	2,000,000	2,008,134
Voya Financial, Inc.	BBB	3.65	06/15/26	2,000,000	1,955,550
Wells Fargo & Co.	A	2.13	04/22/19	2,000,000	2,006,472
Zions Bancorporation	BBB-	4.50	03/27/17	400,000	401,722

					61,560,476

HEALTH CARE (5.6%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,158,174
Anthem, Inc.	A	3.13	05/15/22	2,000,000	2,001,014
Becton, Dickinson & Co.	BBB+	1.45	05/15/17	2,000,000	2,001,428
Biogen Idec, Inc.	A-	6.88	03/01/18	1,250,000	1,321,911
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,137,332
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	2,000,000	2,030,040
Express Scripts Hldg. Co.	BBB+	2.25	06/15/19	2,000,000	1,999,774
Laboratory Corp. of America	BBB	3.75	08/23/22	600,000	615,705
Laboratory Corp. of America	BBB	4.63	11/15/20	400,000	428,826
Lilly (Eli) & Co.	AA-	5.20	03/15/17	500,000	504,063
Owens & Minor, Inc.	BBB	3.88	09/15/21	2,000,000	2,004,520
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,160,544
Pfizer, Inc.	AA	6.05	03/30/17	2,000,000	2,024,216
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,134,812
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	400,000	413,405
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	1,600,000	1,710,450
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	2,000,000	1,994,532

					27,640,746

INDUSTRIALS (5.0%)
Arconic, Inc.	BBB-	6.75	07/15/18	2,000,000	2,127,500
Crane Co.	BBB	2.75	12/15/18	2,000,000	2,025,000
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	2,000,000	2,019,420
Equifax, Inc.	BBB+	3.30	12/15/22	2,000,000	2,033,372
Flowserve Corp.	BBB	3.50	09/15/22	2,000,000	2,004,826
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,133,136
Hunt (J.B.) Transport Svcs., Inc.	BBB+	3.30	08/15/22	2,000,000	2,007,948
Kennametal, Inc.	BBB-	2.65	11/01/19	2,000,000	1,989,014
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,151,132
Pitney Bowes, Inc.	BBB-	5.25	01/15/37	1,500,000	1,499,745
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,214,924
Verisk Analytics, Inc.	BBB-	4.13	09/12/22	2,000,000	2,083,788

					24,289,805

INFORMATION TECHNOLOGY (6.0%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,148,888
Amphenol Corp.	BBB+	2.55	01/30/19	2,000,000	2,024,006
Arrow Electronics, Inc.	BBB-	3.00	03/01/18	1,250,000	1,264,239
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	50,951
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	700,000	743,931
Avnet, Inc.	BBB-	5.88	06/15/20	950,000	1,028,016
Black Knight InfoServ LLC	BBB	5.75	04/15/23	1,311,000	1,373,273
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,104,038
Fidelity Nat’l. Information	BBB	1.45	06/05/17	2,000,000	2,000,792
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	2,044,655
Ingram Micro, Inc.	NR	5.25	09/01/17	1,500,000	1,522,058
Jabil Circuit, Inc.	BBB-	4.70	09/15/22	1,976,000	2,015,520
Juniper Networks, Inc.	BBB	4.50	03/15/24	1,500,000	1,533,878
Juniper Networks, Inc.	BBB	4.60	03/15/21	600,000	642,380
Lam Research Corp.	BBB	2.75	03/15/20	2,000,000	2,004,140
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	2,000,000	2,021,538
Symantec Corp.	BBB-	4.20	09/15/20	2,000,000	2,051,708
Tech Data Corp.	BBB-	3.75	09/21/17	2,000,000	2,024,614
Total System Services, Inc.	BBB-	3.75	06/01/23	950,000	943,535

					29,542,160

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

MATERIALS (3.0%)
Albemarle Corp.	BBB-	4.50	12/15/20	1,065,000	1,130,836
Domtar Corp.	BBB-	4.40	04/01/22	2,000,000	2,057,728
Freeport-McMoRan Copper & Gold	BB-	3.10	03/15/20	1,750,000	1,706,250
Freeport-McMoRan Copper & Gold	BB-	3.55	03/01/22	250,000	232,500
Goldcorp, Inc.	BBB+	2.13	03/15/18	2,000,000	1,999,066
Kinross Gold Corp.	BB+	5.13	09/01/21	750,000	761,715
Methanex Corp.	BB+	3.25	12/15/19	2,000,000	1,969,172
Newmont Mining Corp.	BBB	3.50	03/15/22	2,000,000	2,032,742
Southern Copper Corp.	BBB	3.50	11/08/22	2,000,000	1,989,428
WestRock Co.	BBB	3.50	03/01/20	622,000	637,701

					14,517,138

REAL ESTATE (3.8%)
American Tower Corp.	BBB-	4.50	01/15/18	2,000,000	2,052,786
Boston Properties LP	A-	3.70	11/15/18	1,970,000	2,029,175
CBRE Services, Inc.	BBB	5.25	03/15/25	2,000,000	2,062,320
Government Pptys. Income Trust	BBB-	3.75	08/15/19	2,000,000	2,021,972
HCP, Inc.	BBB	3.15	08/01/22	750,000	740,547
Healthcare Realty Trust	BBB	5.75	01/15/21	2,000,000	2,198,108
Hospitality Properties Trust	BBB-	5.00	08/15/22	1,300,000	1,372,424
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	1,410,000	1,453,838
Mack-Cali Realty LP	BBB-	4.50	04/18/22	1,000,000	1,006,263
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	1,700,000	1,762,353
Vornado Realty LP	BBB	2.50	06/30/19	500,000	501,772
Vornado Realty LP	BBB	5.00	01/15/22	1,500,000	1,622,255

					18,823,813

TELECOMMUNICATION SERVICES (0.8%)
AT&T, Inc.	BBB+	3.00	02/15/22	2,000,000	1,980,478
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,140,226

					4,120,704

UTILITIES (1.9%)
Constellation Energy	BBB-	5.15	12/01/20	1,500,000	1,621,599
Entergy Corp.	BBB	5.13	09/15/20	1,400,000	1,509,136
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,035,060
National Fuel Gas Co.	BBB	4.90	12/01/21	2,000,000	2,116,548
SCANA Corp.	BBB	4.75	05/15/21	2,000,000	2,091,406
Talen Energy Supply LLC	B+	4.60	12/15/21	1,400,000	1,109,500

					9,483,249

TOTAL LONG-TERM DEBT SECURITIES (Cost: $488,005,159) 99.2%					488,479,371

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.1%)
Novartis Finance Corp.†	A-1+	0.50	01/03/17	600,000	599,975

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $599,975) 0.1%					599,975

TOTAL INVESTMENTS (Cost: $488,605,134) 99.3%					489,079,346

OTHER NET ASSETS 0.7%					3,191,205

NET ASSETS 100.0%					$492,270,551

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (11.6%)
U.S. Treasury Note	AA+	1.50	08/15/26	50,800,000	46,722,127
U.S. Treasury Note	AA+	1.63	05/15/26	2,000,000	1,865,000
U.S. Treasury Note	AA+	2.00	11/15/26	2,000,000	1,924,296
U.S. Treasury Note	AA+	2.25	11/15/25	1,000,000	987,188
U.S. Treasury Strip	AA+	0.00	08/15/25	20,000,000	16,098,220
U.S. Treasury Strip	AA+	0.00	08/15/26	20,000,000	15,558,060
U.S. Treasury Strip	AA+	0.00	08/15/28	20,000,000	14,542,840
U.S. Treasury Strip	AA+	0.00	08/15/29	20,000,000	14,073,420
U.S. Treasury Strip	AA+	0.00	08/15/33	10,000,000	6,139,590
U.S. Treasury Strip	AA+	0.00	08/15/35	10,000,000	5,719,430
U.S. Treasury Strip	AA+	0.00	08/15/37	10,000,000	5,312,870

					128,943,041

U.S. GOVERNMENT AGENCIES (28.4%)
MORTGAGE-BACKED OBLIGATIONS (27.0%)
FHLMC	AA+	2.50	09/01/27	1,596,243	1,601,485
FHLMC	AA+	2.50	12/01/27	1,759,836	1,765,622
FHLMC	AA+	2.50	04/01/28	2,062,567	2,068,910
FHLMC	AA+	3.00	06/01/27	902,242	927,360
FHLMC	AA+	3.00	08/01/27	575,867	591,724
FHLMC	AA+	3.00	10/15/37	1,599,394	1,628,334
FHLMC	AA+	3.00	12/15/40	1,593,121	1,603,396
FHLMC	AA+	3.00	07/01/42	834,557	843,028
FHLMC	AA+	3.00	10/01/42	2,395,716	2,394,739
FHLMC	AA+	3.00	11/01/42	2,551,980	2,550,413
FHLMC	AA+	3.00	11/01/42	987,960	987,149
FHLMC	AA+	3.00	11/01/42	1,118,114	1,116,851
FHLMC	AA+	3.00	11/01/42	4,118,640	4,116,963
FHLMC	AA+	3.00	02/01/43	2,212,376	2,211,475
FHLMC	AA+	3.00	03/01/43	1,660,052	1,659,375
FHLMC	AA+	3.00	04/01/43	1,116,685	1,116,229
FHLMC	AA+	3.00	04/01/43	2,448,418	2,447,419
FHLMC	AA+	3.00	04/01/43	1,517,087	1,516,468
FHLMC	AA+	3.00	09/01/46	4,927,704	4,898,196
FHLMC	AA+	3.50	02/01/35	3,696,971	3,816,586
FHLMC	AA+	3.50	02/01/35	1,924,387	1,990,026
FHLMC	AA+	3.50	04/01/35	1,572,591	1,625,052
FHLMC	AA+	3.50	01/01/41	1,792,365	1,846,177
FHLMC	AA+	3.50	07/01/42	2,286,417	2,355,446
FHLMC	AA+	3.50	10/01/42	1,951,276	2,008,957
FHLMC	AA+	3.50	01/01/43	1,839,631	1,885,504
FHLMC	AA+	3.50	01/01/43	987,958	1,012,592
FHLMC	AA+	3.50	05/01/43	2,605,082	2,683,489
FHLMC	AA+	3.50	07/01/43	911,619	938,481
FHLMC	AA+	3.50	11/01/43	1,782,046	1,835,650
FHLMC	AA+	3.50	01/01/44	3,035,244	3,125,370
FHLMC	AA+	3.50	04/01/45	2,537,259	2,606,780
FHLMC	AA+	3.50	07/01/45	2,665,244	2,740,897
FHLMC	AA+	3.50	09/01/45	2,198,743	2,255,765
FHLMC	AA+	3.50	05/01/46	4,641,717	4,757,170
FHLMC	AA+	4.00	02/01/25	295,745	311,532
FHLMC	AA+	4.00	05/01/25	114,328	119,824
FHLMC	AA+	4.00	05/01/26	387,041	407,411
FHLMC	AA+	4.00	12/01/33	1,359,795	1,435,108
FHLMC	AA+	4.00	12/15/38	500,000	518,321
FHLMC	AA+	4.00	07/01/41	1,350,652	1,429,796
FHLMC	AA+	4.00	12/01/41	719,728	760,064
FHLMC	AA+	4.00	07/01/42	2,701,341	2,881,394

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

FHLMC	AA+	4.00	08/01/42	1,000,202	1,055,534
FHLMC	AA+	4.00	08/01/42	1,895,548	2,009,582
FHLMC	AA+	4.00	09/01/42	1,240,998	1,304,539
FHLMC	AA+	4.00	11/01/42	1,611,641	1,709,594
FHLMC	AA+	4.00	12/01/42	1,322,974	1,414,951
FHLMC	AA+	4.00	01/01/43	2,155,277	2,287,605
FHLMC	AA+	4.00	01/01/44	2,025,623	2,141,162
FHLMC	AA+	4.00	10/01/44	2,300,521	2,422,349
FHLMC	AA+	4.50	03/01/34	516,065	556,254
FHLMC	AA+	4.50	08/01/34	286,097	308,339
FHLMC	AA+	4.50	08/15/35	111,233	117,034
FHLMC	AA+	4.50	12/01/39	413,625	443,850
FHLMC	AA+	4.50	03/01/41	673,176	735,753
FHLMC	AA+	5.00	02/01/26	83,549	90,915
FHLMC	AA+	5.00	08/01/35	1,254,934	1,381,360
FHLMC	AA+	5.00	10/01/40	1,197,634	1,309,524
FHLMC	AA+	5.50	03/01/21	88,768	93,288
FHLMC	AA+	5.50	07/01/32	220,541	246,709
FHLMC	AA+	5.50	01/15/33	248,296	273,327
FHLMC	AA+	5.50	05/01/33	271,048	300,474
FHLMC	AA+	5.50	01/15/35	34,239	34,719
FHLMC	AA+	5.50	06/01/37	1,088,371	1,226,870
FHLMC	AA+	6.00	07/15/29	155,750	178,558
FHLMC	AA+	6.00	03/15/32	185,644	203,169
FHLMC ARM	AA+	2.76	02/01/36	130,077	137,511
FHLMC ARM	AA+	2.90	04/01/37	188,317	200,788
FHLMC ARM	AA+	2.90	04/01/37	275,127	289,532
FHLMC ARM	AA+	2.93	05/01/37	113,208	118,489
FHLMC ARM	AA+	3.33	04/01/42	438,089	450,236
FHLMC ARM	AA+	4.54	09/01/39	256,798	269,771
FHLMC ARM	AA+	5.89	03/01/37	32,263	33,846
FHLMC Strip	AA+	3.00	01/15/43	3,383,918	3,366,088
FNMA	AA+	2.25	01/01/28	1,573,645	1,532,220
FNMA	AA+	3.00	09/01/29	1,805,705	1,856,705
FNMA	AA+	3.00	06/01/33	1,523,935	1,554,999
FNMA	AA+	3.00	07/01/33	2,820,027	2,877,442
FNMA	AA+	3.00	09/01/33	2,909,865	2,969,007
FNMA	AA+	3.00	04/25/42	1,737,723	1,770,152
FNMA	AA+	3.00	10/01/42	861,782	860,471
FNMA	AA+	3.00	12/01/42	1,305,500	1,299,226
FNMA	AA+	3.00	12/01/42	1,919,497	1,894,712
FNMA	AA+	3.00	01/01/43	4,497,139	4,495,857
FNMA	AA+	3.00	02/01/43	1,973,292	1,966,977
FNMA	AA+	3.00	03/01/43	2,439,073	2,431,582
FNMA	AA+	3.00	02/01/45	2,288,548	2,284,144
FNMA	AA+	3.00	09/01/46	2,979,844	2,963,496
FNMA	AA+	3.50	02/01/26	227,233	237,037
FNMA	AA+	3.50	03/01/32	1,152,802	1,199,057
FNMA	AA+	3.50	08/01/38	2,042,097	2,098,058
FNMA	AA+	3.50	03/01/41	1,911,242	1,971,181
FNMA	AA+	3.50	10/01/41	1,089,695	1,118,835
FNMA	AA+	3.50	12/01/41	1,309,764	1,344,782
FNMA	AA+	3.50	04/01/42	1,462,012	1,499,909
FNMA	AA+	3.50	04/01/42	1,392,656	1,436,255
FNMA	AA+	3.50	07/01/42	2,320,408	2,392,510
FNMA	AA+	3.50	08/01/42	1,818,737	1,874,685
FNMA	AA+	3.50	09/01/42	1,751,408	1,805,946
FNMA	AA+	3.50	10/01/42	2,113,397	2,179,092
FNMA	AA+	3.50	12/01/42	3,220,478	3,321,221
FNMA	AA+	3.50	12/01/42	1,856,495	1,919,848
FNMA	AA+	3.50	03/01/43	2,067,125	2,130,945

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

FNMA	AA+	3.50	06/01/43	3,883,665	4,002,664
FNMA	AA+	3.50	10/01/43	1,403,436	1,447,465
FNMA	AA+	3.50	01/01/44	1,166,652	1,184,979
FNMA	AA+	3.50	02/01/45	2,717,197	2,787,059
FNMA	AA+	3.50	04/01/45	4,271,839	4,395,483
FNMA	AA+	3.50	05/01/45	4,922,198	5,054,954
FNMA	AA+	3.50	06/01/45	5,594,829	5,753,403
FNMA	AA+	3.50	10/01/45	4,774,902	4,913,268
FNMA	AA+	3.50	02/01/46	4,909,680	5,048,879
FNMA	AA+	3.50	03/01/46	2,852,063	2,938,968
FNMA	AA+	4.00	05/01/19	134,852	138,855
FNMA	AA+	4.00	07/25/26	1,954,424	2,118,560
FNMA	AA+	4.00	01/01/31	136,383	144,658
FNMA	AA+	4.00	12/01/33	1,597,816	1,688,693
FNMA	AA+	4.00	03/01/35	438,390	463,014
FNMA	AA+	4.00	11/01/38	1,967,024	2,070,169
FNMA	AA+	4.00	11/01/40	997,043	1,048,473
FNMA	AA+	4.00	05/01/41	1,216,416	1,275,593
FNMA	AA+	4.00	08/01/42	2,489,180	2,625,951
FNMA	AA+	4.00	09/01/45	1,716,114	1,811,492
FNMA	AA+	4.00	11/01/45	2,715,256	2,863,726
FNMA	AA+	4.50	05/01/18	40,966	42,103
FNMA	AA+	4.50	05/01/19	17,440	17,923
FNMA	AA+	4.50	06/01/19	66,624	68,472
FNMA	AA+	4.50	05/01/30	369,056	397,272
FNMA	AA+	4.50	04/01/31	589,578	634,818
FNMA	AA+	4.50	08/01/33	178,789	193,009
FNMA	AA+	4.50	08/01/33	119,685	129,245
FNMA	AA+	4.50	09/01/33	369,950	399,528
FNMA	AA+	4.50	10/01/33	161,437	174,406
FNMA	AA+	4.50	10/01/33	359,463	387,966
FNMA	AA+	4.50	05/01/34	139,379	150,671
FNMA	AA+	4.50	06/01/34	244,565	264,282
FNMA	AA+	4.50	07/01/34	194,812	210,062
FNMA	AA+	4.50	01/01/35	705,700	762,610
FNMA	AA+	4.50	08/01/35	235,295	254,496
FNMA	AA+	4.50	09/01/35	51,638	53,729
FNMA	AA+	4.50	12/01/35	258,301	278,402
FNMA	AA+	4.50	05/01/39	804,694	870,246
FNMA	AA+	4.50	05/01/39	1,158,047	1,255,576
FNMA	AA+	4.50	05/01/40	530,555	569,557
FNMA	AA+	4.50	07/01/40	3,821,459	4,109,963
FNMA	AA+	4.50	11/01/40	563,349	606,093
FNMA	AA+	4.50	06/01/41	558,325	602,827
FNMA	AA+	4.50	10/01/41	353,436	380,335
FNMA	AA+	4.50	11/01/41	1,033,985	1,117,069
FNMA	AA+	4.50	01/01/42	135,553	146,454
FNMA	AA+	4.50	07/01/42	2,008,356	2,181,233
FNMA	AA+	4.50	03/01/44	1,560,186	1,678,881
FNMA	AA+	4.50	05/01/44	1,821,736	1,960,445
FNMA	AA+	5.00	04/01/18	11,618	11,890
FNMA	AA+	5.00	09/01/18	82,349	84,276
FNMA	AA+	5.00	09/01/20	64,363	66,054
FNMA	AA+	5.00	10/01/20	133,441	139,216
FNMA	AA+	5.00	10/01/25	130,821	142,483
FNMA	AA+	5.00	09/01/33	729,824	799,464
FNMA	AA+	5.00	10/01/33	496,563	548,585
FNMA	AA+	5.00	11/01/33	499,447	546,925
FNMA	AA+	5.00	03/01/34	124,154	135,932
FNMA	AA+	5.00	04/01/34	64,315	70,270
FNMA	AA+	5.00	04/01/34	263,533	290,744

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

FNMA	AA+	5.00	04/01/35	209,992	230,937
FNMA	AA+	5.00	06/01/35	133,644	145,958
FNMA	AA+	5.00	09/01/35	335,690	366,693
FNMA	AA+	5.00	09/01/35	154,618	168,342
FNMA	AA+	5.00	11/25/35	851,558	922,026
FNMA	AA+	5.00	08/01/37	971,044	1,059,159
FNMA	AA+	5.00	05/01/39	667,672	728,856
FNMA	AA+	5.00	09/25/40	1,414,431	1,528,583
FNMA	AA+	5.50	04/01/17	1,391	1,396
FNMA	AA+	5.50	05/01/17	1,210	1,212
FNMA	AA+	5.50	01/01/24	154,970	172,139
FNMA	AA+	5.50	03/01/24	326,294	362,520
FNMA	AA+	5.50	09/01/25	139,254	155,674
FNMA	AA+	5.50	11/01/26	101,582	112,815
FNMA	AA+	5.50	01/01/27	59,600	66,234
FNMA	AA+	5.50	03/01/33	244,466	266,215
FNMA	AA+	5.50	09/01/33	266,336	301,992
FNMA	AA+	5.50	10/01/33	470,616	533,450
FNMA	AA+	5.50	03/01/34	61,433	68,587
FNMA	AA+	5.50	03/01/34	279,552	317,137
FNMA	AA+	5.50	07/01/34	190,022	212,947
FNMA	AA+	5.50	09/01/34	49,839	55,591
FNMA	AA+	5.50	09/01/34	99,766	111,977
FNMA	AA+	5.50	09/01/34	189,027	211,231
FNMA	AA+	5.50	10/01/34	406,339	454,970
FNMA	AA+	5.50	02/01/35	142,895	160,423
FNMA	AA+	5.50	02/01/35	228,234	257,985
FNMA	AA+	5.50	04/01/35	208,884	233,825
FNMA	AA+	5.50	08/01/35	419,047	468,744
FNMA	AA+	5.50	02/25/37	76,696	81,482
FNMA	AA+	5.50	05/01/38	472,620	528,500
FNMA	AA+	5.50	11/01/38	63,813	67,928
FNMA	AA+	5.50	06/01/48	109,011	117,682
FNMA	AA+	6.00	03/01/17	826	827
FNMA	AA+	6.00	05/01/23	213,907	241,999
FNMA	AA+	6.00	01/01/25	127,200	143,905
FNMA	AA+	6.00	03/01/28	171,086	193,645
FNMA	AA+	6.00	04/01/32	33,361	37,745
FNMA	AA+	6.00	05/01/32	195,937	224,578
FNMA	AA+	6.00	04/01/33	600,599	695,944
FNMA	AA+	6.00	11/01/34	66,119	74,828
FNMA	AA+	6.00	03/01/36	43,297	47,688
FNMA	AA+	6.00	12/01/36	156,275	179,322
FNMA	AA+	6.00	01/01/37	209,878	240,674
FNMA	AA+	6.00	03/01/37	129,185	137,112
FNMA	AA+	6.00	04/01/37	68,504	73,683
FNMA	AA+	6.00	05/01/37	38,183	40,462
FNMA	AA+	6.00	06/01/37	64,100	68,477
FNMA	AA+	6.00	07/01/37	86,032	97,368
FNMA	AA+	6.00	08/01/37	124,681	141,150
FNMA	AA+	6.00	12/01/37	48,055	54,367
FNMA	AA+	6.00	10/25/44	494,658	567,701
FNMA	AA+	6.00	02/25/47	1,072,495	1,194,086
FNMA	AA+	6.00	12/25/49	528,822	599,421
FNMA	AA+	6.50	03/01/17	1,248	1,248
FNMA	AA+	6.50	05/01/17	465	465
FNMA	AA+	6.50	05/01/32	108,668	122,943
FNMA	AA+	6.50	05/01/32	96,838	109,560
FNMA	AA+	6.50	09/01/36	37,610	41,518
FNMA	AA+	6.50	05/01/37	135,618	140,773
FNMA	AA+	6.50	07/01/37	25,770	29,155

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

FNMA	AA+	6.50	09/01/37	55,843	63,179
FNMA	AA+	6.50	05/01/38	92,493	104,643
FNMA	AA+	7.00	09/01/31	56,868	63,077
FNMA	AA+	7.00	01/25/44	404,346	477,135
FNMA	AA+	7.50	06/01/32	71,911	85,533
FNMA	AA+	8.00	04/01/32	20,284	21,560
FNMA ARM	AA+	2.41	05/01/43	1,909,460	1,931,835
FNMA ARM	AA+	4.00	05/01/43	1,544,685	1,623,814
FNMA Strip	AA+	3.00	08/25/42	1,606,012	1,596,054
GNMA (3)	AA+	2.68	10/16/47	2,000,000	1,994,146
GNMA (3)	AA+	3.00	07/16/36	1,835,458	1,869,348
GNMA (3)	AA+	3.50	11/20/32	2,332,480	2,427,641
GNMA (3)	AA+	3.50	09/20/33	54,048	54,125
GNMA (3)	AA+	3.50	07/15/42	1,744,000	1,819,417
GNMA (3)	AA+	3.50	11/15/42	1,165,514	1,216,186
GNMA (3)	AA+	3.50	05/20/45	2,690,576	2,813,667
GNMA (3)	AA+	3.70	05/15/42	943,983	993,072
GNMA (3)	AA+	4.00	04/15/24	283,402	295,801
GNMA (3)	AA+	4.00	01/20/41	1,982,297	2,112,544
GNMA (3)	AA+	4.00	03/15/41	852,366	911,911
GNMA (3)	AA+	4.00	08/15/41	1,371,016	1,467,933
GNMA (3)	AA+	4.00	11/15/41	911,545	984,458
GNMA (3)	AA+	4.00	12/15/41	1,690,115	1,800,295
GNMA (3)	AA+	4.00	01/15/42	472,630	503,633
GNMA (3)	AA+	4.00	03/20/42	695,917	749,573
GNMA (3)	AA+	4.00	08/20/42	1,279,462	1,363,664
GNMA (3)	AA+	4.25	06/20/36	674,749	727,066
GNMA (3)	AA+	4.25	04/20/41	947,781	1,014,977
GNMA (3)	AA+	4.29	04/15/41	299,403	321,468
GNMA (3)	AA+	4.50	06/20/30	73,178	79,639
GNMA (3)	AA+	4.50	09/15/30	567,230	618,874
GNMA (3)	AA+	4.50	06/20/34	463,997	499,767
GNMA (3)	AA+	4.50	09/15/40	1,171,928	1,272,202
GNMA (3)	AA+	4.50	10/15/40	1,488,214	1,649,485
GNMA (3)	AA+	4.50	10/15/40	426,310	462,179
GNMA (3)	AA+	5.00	04/15/39	1,224,224	1,370,823
GNMA (3)	AA+	5.00	06/20/39	1,659,410	1,801,867
GNMA (3)	AA+	5.00	11/15/39	561,231	617,476
GNMA (3)	AA+	5.00	05/15/40	233,420	258,453
GNMA (3)	AA+	5.00	06/20/40	290,596	313,018
GNMA (3)	AA+	5.00	06/20/40	266,000	288,604
GNMA (3)	AA+	5.50	01/15/36	122,199	136,623
GNMA (3)	AA+	6.50	04/15/31	10,433	11,917
GNMA (3)	AA+	6.50	12/15/31	21,970	25,096
GNMA (3)	AA+	6.50	05/15/32	28,183	32,193
GNMA (3)	AA+	7.00	05/15/32	2,729	2,819
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	890,533	948,714

					299,671,775

NON-MORTGAGE-BACKED OBLIGATIONS (1.4%)
FHLMC	AA+	0.00	11/29/19	11,000,000	10,439,583
FNMA	AA+	0.00	10/09/19	5,050,000	4,788,930

					15,228,513

CORPORATE DEBT (58.9%)
CONSUMER DISCRETIONARY (9.1%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	1,000,000	1,043,652
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	1,000,000	1,034,044
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,228,357
AutoZone, Inc.	BBB	3.25	04/15/25	2,000,000	1,962,882
AutoZone, Inc.	BBB	3.70	04/15/22	700,000	723,373
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,148,488
Brinker International, Inc.	BB+	3.88	05/15/23	4,000,000	3,785,000

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Coach, Inc.	BBB-	4.25	04/01/25	2,500,000	2,513,885
Dollar General Corp.	BBB	3.25	04/15/23	4,000,000	3,947,300
Expedia, Inc.	BBB-	5.95	08/15/20	4,000,000	4,372,284
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	4,000,000	4,270,000
Gap, Inc.	BB+	5.95	04/12/21	5,000,000	5,261,700
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	5,000,000	5,162,150
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	218,772
Kohl’s Corp.	BBB	3.25	02/01/23	1,804,000	1,783,371
Kohl’s Corp.	BBB	4.00	11/01/21	2,620,000	2,747,618
Lowe’s Cos., Inc.	A-	3.12	04/15/22	2,000,000	2,049,042
Marriott International, Inc.	BBB	3.00	03/01/19	1,000,000	1,017,497
Marriott International, Inc.	BBB	3.13	02/15/23	3,000,000	2,924,988
Marriott International, Inc.	BBB	3.38	10/15/20	3,000,000	3,077,613
Mattel, Inc.	BBB	3.15	03/15/23	2,000,000	1,969,134
Mattel, Inc.	BBB	4.35	10/01/20	1,000,000	1,057,179
Newell Brands, Inc.	BBB-	4.70	08/15/20	3,000,000	3,188,037
NVR, Inc.	BBB+	3.95	09/15/22	4,000,000	4,076,596
Omnicom Group, Inc.	BBB+	3.63	05/01/22	1,000,000	1,027,011
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,191,133
O’Reilly Automotive, Inc.	BBB+	3.80	09/01/22	3,250,000	3,362,772
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	5,000,000	5,052,830
Staples, Inc.	BBB-	4.38	01/12/23	3,700,000	3,706,986
Tupperware Brands Corp.	BBB-	4.75	06/01/21	4,000,000	4,277,588
Viacom, Inc.	BBB-	3.25	03/15/23	5,000,000	4,795,755
Whirlpool Corp.	BBB	3.70	05/01/25	2,000,000	2,017,958
Whirlpool Corp.	BBB	4.85	06/15/21	1,000,000	1,089,049
Wyndham Worldwide Corp.	BBB-	3.90	03/01/23	4,000,000	3,992,864
Wynn Las Vegas LLC	BB	5.38	03/15/22	4,000,000	4,100,000

					101,176,908

CONSUMER STAPLES (2.8%)
Conagra Brands, Inc.	BBB	4.95	08/15/20	645,000	685,981
Edgewell Personal Care Co.	BB+	4.70	05/19/21	4,000,000	4,210,344
Flowers Foods, Inc.	BBB	4.38	04/01/22	4,000,000	4,203,536
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,456,481
Kroger Co.	BBB	2.95	11/01/21	4,800,000	4,829,803
Mead Johnson Nutrition Co.	BBB-	4.13	11/15/25	1,950,000	1,993,661
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	3,000,000	3,088,113
Sysco Corp.	BBB+	3.75	10/01/25	3,575,000	3,618,122
Whole Foods Market, Inc.	BBB-	5.20	12/03/25	5,000,000	5,294,125

					31,380,166

ENERGY (4.9%)
Cameron International Corp.	AA-	4.50	06/01/21	3,000,000	3,101,598
Devon Energy	BBB	5.85	12/15/25	2,500,000	2,840,343
Diamond Offshore Drilling, Inc.	BB+	3.45	11/01/23	3,000,000	2,580,000
Energen Corp.	BB	4.63	09/01/21	4,000,000	4,010,000
EQT Corp.	BBB	4.88	11/15/21	4,000,000	4,269,564
FMC Technologies, Inc.	BBB	2.00	10/01/17	4,500,000	4,503,222
Kinder Morgan Energy Partners	BBB-	4.30	05/01/24	5,000,000	5,116,015
Marathon Oil Corp.	BBB-	2.80	11/01/22	4,000,000	3,825,044
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,300,000	3,602,498
Murphy Oil Corp.	BBB-	3.50	12/01/17	1,250,000	1,256,250
Murphy Oil Corp.	BBB-	3.70	12/01/22	3,525,000	3,409,345
Noble Corp.	BB-	7.50	03/15/19	2,000,000	2,100,000
Rowan Companies PLC	B+	4.88	06/01/22	4,000,000	3,780,000
Seacor Hldgs., Inc.	B	7.38	10/01/19	2,775,000	2,788,875
SESI LLC	BB-	7.13	12/15/21	4,500,000	4,578,750
Sunoco, Inc.	BBB-	5.75	01/15/17	2,000,000	2,002,232

					53,763,736

FINANCIALS (13.3%)
Aflac, Inc.	A-	4.00	02/15/22	3,000,000	3,172,677
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,168,098

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Alleghany Corp.	BBB+	5.63	09/15/20	3,000,000	3,247,101
American Express Co.	BBB	3.63	12/05/24	5,000,000	5,020,725
American Int’l. Group, Inc.	A-	3.75	07/10/25	5,000,000	5,032,270
Bank of America Corp.	BBB	3.95	04/21/25	5,000,000	4,977,445
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	4,000,000	4,203,420
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,139,284
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,243,240
Block Financial LLC	BBB	5.25	10/01/25	3,000,000	3,033,948
Block Financial LLC	BBB	5.50	11/01/22	2,250,000	2,370,348
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,326,300
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	4,966,995
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	4,839,870
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,604,517
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	3,500,000	3,423,333
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,135,800
First Republic Bank	A-	2.38	06/17/19	2,000,000	1,996,644
First Tennessee Bank	BBB	2.95	12/01/19	5,000,000	5,012,400
Genworth Financial, Inc.	B	7.20	02/15/21	1,750,000	1,597,596
Genworth Financial, Inc.	B	7.63	09/24/21	1,300,000	1,199,250
Hartford Financial Svcs.	BBB+	5.50	03/30/20	1,000,000	1,091,927
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	5,059,185
JPMorgan Chase Bank NA	A-	6.00	10/01/17	2,000,000	2,063,968
Kemper Corp.	BBB-	4.35	02/15/25	2,000,000	1,988,348
Kemper Corp.	BBB-	6.00	05/15/17	1,091,000	1,107,133
Lincoln National Corp.	A-	4.00	09/01/23	4,000,000	4,169,888
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,083,192
Markel Corp.	BBB+	5.35	06/01/21	1,200,000	1,309,840
Marsh & McLennan Cos., Inc.	A-	4.80	07/15/21	3,000,000	3,260,958
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,287,188
Nasdaq, Inc.	BBB	5.55	01/15/20	2,500,000	2,701,708
Old Republic Int’l. Corp.	BBB+	3.88	08/26/26	5,000,000	4,756,075
Pacific LifeCorp.†	A-	6.00	02/10/20	3,000,000	3,241,482
Penske Truck Leasing Co. LP†	BBB	3.38	03/15/18	3,000,000	3,052,533
Peoples United Bank	BBB+	4.00	07/15/24	2,000,000	1,970,104
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,081,388
Reinsurance Grp. of America, Inc.	A-	4.70	09/15/23	1,000,000	1,060,348
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,241,959
Signet UK Finance PLC	BBB-	4.70	06/15/24	5,000,000	4,780,475
Stifel Financial Corp.	BBB-	4.25	07/18/24	1,500,000	1,489,698
Synchrony Financial	BBB-	2.70	02/03/20	2,250,000	2,243,329
Synchrony Financial	BBB-	3.70	08/04/26	2,750,000	2,643,495
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,647,608
Unum Group	BBB	4.00	03/15/24	5,000,000	5,020,335
Voya Financial, Inc.	BBB	3.65	06/15/26	5,000,000	4,888,875
Wells Fargo & Co.	A-	3.45	02/13/23	4,000,000	4,014,396
Wells Fargo & Co.	A-	4.13	08/15/23	1,000,000	1,034,719
Zions Bancorporation	BBB-	4.50	03/27/17	1,000,000	1,004,306

					148,005,721

HEALTH CARE (6.3%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	4,000,000	4,316,348
AmerisourceBergen Corp.	A-	4.88	11/15/19	2,500,000	2,680,448
Anthem, Inc.	A	3.30	01/15/23	3,539,000	3,533,030
Anthem, Inc.	A	4.35	08/15/20	2,000,000	2,110,760
Biogen Idec, Inc.	A-	4.05	09/15/25	2,500,000	2,573,910
Biogen Idec, Inc.	A-	6.88	03/01/18	2,500,000	2,643,823
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,274,664
CIGNA Corp.	A	5.38	03/15/17	2,000,000	2,015,250
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	4,500,000	4,567,590
Express Scripts Hldg. Co.	BBB+	3.50	06/15/24	2,000,000	1,976,414
Humana, Inc.	A-	3.85	10/01/24	3,000,000	3,071,100
Humana, Inc.	A-	7.20	06/15/18	2,000,000	2,149,866

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Laboratory Corp. of America	BBB	3.75	08/23/22	2,000,000	2,052,350
Laboratory Corp. of America	BBB	4.63	11/15/20	1,000,000	1,072,065
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	3,000,000	3,147,912
Owens & Minor, Inc.	BBB	3.88	09/15/21	2,200,000	2,204,972
Owens & Minor, Inc.	BBB	4.38	12/15/24	2,800,000	2,754,531
PerkinElmer, Inc.	BBB	5.00	11/15/21	4,000,000	4,321,088
Pfizer, Inc.	AA	6.05	03/30/17	4,000,000	4,048,432
Quest Diagnostics, Inc.	BBB+	3.50	03/30/25	700,000	691,672
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,269,624
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	1,000,000	1,033,513
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	3,000,000	3,207,093
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	4,986,330

					69,702,785

INDUSTRIALS (4.0%)
Arconic, Inc.	BBB-	6.75	07/15/18	4,000,000	4,255,000
Crane Co.	BBB	2.75	12/15/18	4,000,000	4,050,000
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	3,000,000	3,029,130
Dun & Bradstreet Corp.	BBB-	4.38	12/01/22	1,000,000	1,013,268
Equifax, Inc.	BBB+	3.30	12/15/22	4,000,000	4,066,744
Flowserve Corp.	BBB	3.50	09/15/22	4,000,000	4,009,652
Hexcel Corp.	BBB-	4.70	08/15/25	3,900,000	3,999,282
Kennametal, Inc.	BBB-	2.65	11/01/19	4,000,000	3,978,028
L-3 Communications Corp.	BBB-	4.75	07/15/20	3,000,000	3,189,225
L-3 Communications Corp.	BBB-	5.20	10/15/19	1,000,000	1,075,566
Pentair PLC	BBB-	5.00	05/15/21	3,000,000	3,155,682
Pitney Bowes, Inc.	BBB-	5.25	01/15/37	3,000,000	2,999,490
Valmont Industries, Inc.	BBB+	6.63	04/20/20	750,000	830,597
Verisk Analytics, Inc.	BBB-	4.00	06/15/25	5,000,000	5,070,195

					44,721,859

INFORMATION TECHNOLOGY (6.4%)
Adobe Systems, Inc.	A-	4.75	02/01/20	4,000,000	4,297,776
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,271,965
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	1,000,000	974,320
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,100,000	1,120,912
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	2,900,000	3,082,001
Avnet, Inc.	BBB-	4.88	12/01/22	270,000	280,725
Avnet, Inc.	BBB-	5.88	06/15/20	1,100,000	1,190,334
Black Knight InfoServ LLC	BBB	5.75	04/15/23	2,948,000	3,088,030
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	5,009,615
Fidelity Nat’l. Information	BBB	3.88	06/05/24	5,000,000	5,101,300
Fiserv, Inc.	BBB	4.63	10/01/20	2,800,000	2,990,498
Fiserv, Inc.	BBB	4.75	06/15/21	1,000,000	1,076,134
Ingram Micro, Inc.	NR	5.00	08/10/22	1,000,000	975,829
Ingram Micro, Inc.	NR	5.25	09/01/17	3,000,000	3,044,115
Ingram Micro, Inc.	NR	5.45	12/15/24	750,000	705,740
Juniper Networks, Inc.	BBB	4.50	03/15/24	3,000,000	3,067,755
Juniper Networks, Inc.	BBB	4.60	03/15/21	2,000,000	2,141,266
Keysight Technologies, Inc.	BBB-	4.55	10/30/24	5,000,000	4,949,865
Lam Research Corp.	BBB	2.75	03/15/20	5,000,000	5,010,350
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	4,000,000	4,043,076
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	1,000,000	1,001,165
Symantec Corp.	BBB-	4.20	09/15/20	4,000,000	4,103,416
Tech Data Corp.	BBB-	3.75	09/21/17	4,000,000	4,049,228
Total System Services, Inc.	BBB-	3.75	06/01/23	4,000,000	3,972,780

					70,548,195

MATERIALS (5.2%)
Albemarle Corp.	BBB-	4.50	12/15/20	2,000,000	2,123,636
Carpenter Technology Corp.	BBB-	4.45	03/01/23	3,600,000	3,444,988
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,144,320
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	4,841,890
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,640,295

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

Freeport-McMoRan Copper & Gold	BB-	3.55	03/01/22	4,000,000	3,720,000
Goldcorp, Inc.	BBB+	2.13	03/15/18	4,000,000	3,998,132
Kinross Gold Corp.	BB+	5.13	09/01/21	4,000,000	4,062,480
Methanex Corp.	BB+	3.25	12/15/19	3,400,000	3,347,592
Methanex Corp.	BB+	5.25	03/01/22	600,000	618,796
Newmont Mining Corp.	BBB	3.50	03/15/22	4,000,000	4,065,484
Packaging Corp. of America	BBB	3.90	06/15/22	2,000,000	2,062,688
Packaging Corp. of America	BBB	4.50	11/01/23	2,000,000	2,118,458
Southern Copper Corp.	BBB	3.50	11/08/22	4,000,000	3,978,856
Teck Resources Ltd.	BB	3.75	02/01/23	1,000,000	945,000
Teck Resources Ltd.	BB	4.75	01/15/22	3,000,000	3,007,500
Valspar Corp.	BBB	3.95	01/15/26	5,000,000	4,998,520
Vulcan Materials Co.	BBB	7.00	06/15/18	2,000,000	2,135,000

					57,253,635

REAL ESTATE (4.3%)
American Tower Corp.	BBB-	4.50	01/15/18	5,000,000	5,131,965
Boston Properties LP	A-	3.70	11/15/18	1,000,000	1,030,038
Boston Properties LP	A-	3.85	02/01/23	3,000,000	3,078,180
Government Pptys. Income Trust	BBB-	3.75	08/15/19	4,000,000	4,043,944
HCP, Inc.	BBB	3.40	02/01/25	3,750,000	3,588,086
Healthcare Realty Trust	BBB	3.75	04/15/23	4,000,000	3,985,696
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,803,485
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	4,000,000	4,124,364
Mack-Cali Realty LP	BBB-	4.50	04/18/22	5,000,000	5,031,315
National Retail Pptys., Inc.	BBB+	3.30	04/15/23	1,000,000	994,143
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	3,000,000	3,096,684
Ventas Realty LP/Capital Corp.	BBB+	3.25	08/15/22	500,000	504,728
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	3,000,000	3,225,597
Vornado Realty LP	BBB	2.50	06/30/19	1,000,000	1,003,543
Welltower, Inc.	BBB+	3.75	03/15/23	750,000	765,080
Welltower, Inc.	BBB+	6.13	04/15/20	2,500,000	2,775,065

					47,181,913

TELECOMMUNICATION SERVICES (0.6%)
AT&T, Inc.	BBB+	3.00	02/15/22	4,000,000	3,960,956
AT&T, Inc.	BBB+	3.00	06/30/22	1,000,000	981,610
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,140,226

					7,082,792

UTILITIES (2.0%)
Constellation Energy	BBB-	5.15	12/01/20	3,000,000	3,243,198
Entergy Corp.	BBB	5.13	09/15/20	2,500,000	2,694,885
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,035,060
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,174,822
National Fuel Gas Co.	BBB	5.20	07/15/25	2,000,000	2,077,194
SCANA Corp.	BBB	4.13	02/01/22	4,000,000	4,041,560
SCANA Corp.	BBB	4.75	05/15/21	1,000,000	1,045,703
Talen Energy Supply LLC	B+	4.60	12/15/21	2,000,000	1,585,000
UIL Hldgs. Corp.	BBB+	4.63	10/01/20	2,725,000	2,845,202

					21,742,624

SOVEREIGN DEBT (0.3%)
Sri Lanka AID	NR	6.59	09/15/28	2,976,293	3,558,307

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,091,045,915) 99.2%					1,099,961,970

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.6%)
Novartis Finance Corp.†	A-1+	0.50	01/03/17	6,200,000	6,199,742

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,199,742) 0.6%					6,199,742

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2016

TOTAL INVESTMENTS (Cost: $1,097,245,657) 99.8%	1,106,161,712

OTHER NET ASSETS 0.2%	2,329,656

NET ASSETS 100.0%	$1,108,491,368

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2016

Abbreviations:	ARM = Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

*	Non-income producing security.
**	Ratings as per Standard & Poor’s Corporation (unaudited).
†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$21,647,390	1.0%
ALL AMERICA FUND	$13,499,113	4.6%
SMALL CAP VALUE FUND	$6,999,643	1.5%
SMALL CAP GROWTH FUND	$6,649,585	1.5%
MID CAP VALUE FUND	$2,499,831	2.6%
MID-CAP EQUITY INDEX FUND	$23,248,364	1.9%
INTERNATIONAL FUND	$7,699,579	2.0%
COMPOSITE FUND	$4,057,685	2.2%
MONEY MARKET FUND	$33,351,171	52.9%
MID-TERM BOND FUND	$6,514,682	1.3%
BOND FUND	$17,521,607	1.6%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

Information on futures contracts outstanding in the Funds as of December 31, 2016, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	722	E-mini S&P 500 Stock Index	P	March 2017	$80,726,820	($699,807)	3.7%
ALL AMERICA FUND	113	E-mini S&P 500 Stock Index	P	March 2017	$12,634,530	($127,974)	4.3%
MID-CAP EQUITY INDEX FUND	328	E-mini S&P MidCap 400 Stock Index	P	March 2017	$54,418,480	($914,414)	4.4%

(a)	Includes the cumulative appreciation(depreciation) of futures contracts.
(2)	Percentage is less than 0.05%.
(3)	U.S. Government guaranteed security.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2016

Fair Value—The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2016, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of one security in the All America and Small Cap Value Funds (see Note b below) which was considered Level 3. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Furthermore, certain Rule 144A securities not actively traded were considered Level 3; however, there were no such 144A securities as of December 31, 2016. Fair value inputs for all debt securities were considered Level 2. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2016:

Fund	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Total
Investments at Fair Value:
(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$2,062,577,687	—	—		$2,062,577,687
Short-Term Debt Securities	—	$78,422,328	—		$78,422,328

	$2,062,577,687	$78,422,328	—		$2,141,000,015

All America Fund
Common Stock - Indexed	$149,944,293	—	—		$149,944,293
Common Stock - Active	$129,360,518	—	$285,375	(b)	$129,645,893
Short-Term Debt Securities - Indexed	—	$12,398,129	—		$12,398,129
Short-Term Debt Securities - Active	—	$3,299,863	—		$3,299,863
Warrants - Active	$19,346	—	—		$19,346

	$279,324,157	$15,697,992	$285,375		$295,307,524

Small Cap Value Fund
Common Stock	$444,868,977	—	$3,206,125	(b)	$448,075,102
Short-Term Debt Securities	—	$19,493,606	—		$19,493,606
Warrants	$218,574	—	—		$218,574

	$445,087,551	$19,493,606	$3,206,125		$467,787,282

Small Cap Growth Fund
Common Stock	$421,425,351	—	—		$421,425,351
Short-Term Debt Securities	—	$11,747,877	—		$11,747,877

	$421,425,351	$11,747,877	—		$433,173,228

Mid Cap Value Fund
Common Stock	$93,815,677	—	—		$93,815,677
Short-Term Debt Securities	—	$5,099,524	—		$5,099,524

	$93,815,677	$5,099,524	—		$98,915,201

Mid-Cap Equity Index Fund
Common Stock	$1,190,607,707	—	—		$1,190,607,707
Short-Term Debt Securities	—	$53,136,113	—		$53,136,113

	$1,190,607,707	$53,136,113	—		$1,243,743,820

International Fund
Common Stock	$355,448,868	—	—		$355,448,868
Short-Term Debt Securities	—	$21,194,762	—		$21,194,762

	$355,448,868	$21,194,762	—		$376,643,630

Composite Fund
Common Stock	$107,034,196	—	—		$107,034,196
U.S. Government Debt	—	$18,562,263	—		$18,562,263
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$19,863,060	—		$19,863,060
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$474,527	—		$474,527
Long-Term Corporate Debt	—	$30,102,610	—		$30,102,610
Short-Term Debt Securities	—	$5,399,238	—		$5,399,238

	$107,034,196	$74,401,698	—		$181,435,894

Retirement Income Fund
Common Stock	$75,701,194	—	—		$75,701,194

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2016

2010 Retirement Fund
Common Stock	$25,683,282	—	—	$25,683,282

2015 Retirement Fund
Common Stock	$146,393,227	—	—	$146,393,227

2020 Retirement Fund
Common Stock	$425,845,263	—	—	$425,845,263

2025 Retirement Fund
Common Stock	$504,130,916	—	—	$504,130,916

2030 Retirement Fund
Common Stock	$416,287,788	—	—	$416,287,788

2035 Retirement Fund
Common Stock	$351,838,477	—	—	$351,838,477

2040 Retirement Fund
Common Stock	$285,698,307	—	—	$285,698,307

2045 Retirement Fund
Common Stock	$332,407,771	—	—	$332,407,771

2050 Retirement Fund
Common Stock	$164,048,915	—	—	$164,048,915

2055 Retirement Fund
Common Stock	$3,319,422	—	—	$3,319,422

Conservative Allocation Fund
Common Stock	$139,521,876	—	—	$139,521,876

Moderate Allocation Fund
Common Stock	$347,008,117	—	—	$347,008,117

Aggressive Allocation Fund
Common Stock	$263,729,799	—	—	$263,729,799

Money Market Fund
U.S. Government Debt	—	$15,195,206	—	$15,195,206
U.S. Government Agency Short-Term Debt	—	$9,296,723	—	$9,296,723
Commercial Paper	—	$38,549,973	—	$38,549,973

	—	$63,041,902	—	$63,041,902

Mid-Term Bond Fund
U.S. Government Debt	—	$181,225,663	—	$181,225,663
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$2,798	—	$2,798
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$35,447,355	—	$35,447,355
Long-Term Corporate Debt	—	$271,803,555	—	$271,803,555
Short-Term Debt Securities	—	$599,975	—	$599,975

	—	$489,079,346	—	$489,079,346

Bond Fund
U.S. Government Debt	—	$128,943,041	—	$128,943,041
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$299,671,775	—	$299,671,775
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$15,228,513	—	$15,228,513
Long-Term Corporate Debt	—	$652,560,334	—	$652,560,334
Sovereign Debt	—	$3,558,307	—	$3,558,307
Short-Term Debt Securities	—	$6,199,742	—	$6,199,742

	—	$1,106,161,712	—	$1,106,161,712

Other Financial Instruments:*
Equity Index Fund	($699,807)	—	—	($699,807)
All America Fund	($127,974)	—	—	($127,974)
Mid-Cap Equity Index Fund	($914,414)	—	—	($914,414)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2016

(b)	Reflects security issued by Xura, Inc. included in the Information Technology section of the active asset segment of the All America Fund portfolio and in the Small Cap Value Fund portfolio. The security is fair valued at its last trade price.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2016

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2016
	Balance December 31, 2015	Change in Unrealized Gains (Losses)	Transfers Into Level 3 (c)	Transfers Out of Level 3	Balance December 31, 2016	Net Change in Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2016
All America Fund - Active Common Stock	—	—	$285,375	—	$285,375	$30,822
Small Cap Value Fund - Common Stock	—	—	$3,206,125	—	$3,206,125	$347,256

(c)	Reflects transfers into Level 3 from Level 1 as a result of a security being carried at a calculated fair value due to the absence of recent trading activity in the security, as described in Security Valuation below.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used to calculate fair value.

Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gain and loss on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts - The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities.

Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding. The “Underlying Face Amount at Value” (appearing in the “Notes to the Portfolios of Investments in Securities”), representing the aggregate of outstanding contractual amounts under futures contracts, reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock. The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

At December 31, 2016, warrants held by the Funds of the Investment Company were traded on active markets and are considered Level 1 securities.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2016

Tax Information - The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at December 31, 2016 for each of the funds were as follows.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$791,221,919	$74,360,535	$130,969,382	$78,792,146	$21,816,742
Unrealized Depreciation	(46,759,390)	(12,586,911)	(14,652,334)	(25,233,233)	(3,267,675)

Net	$744,462,529	$61,773,624	$116,317,048	$53,558,913	18,549,067

Cost of Investments	$1,396,537,486	$233,533,900	$351,470,234	$379,614,315	$80,366,134

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$328,360,757	$1,963,334	$23,241,191	$1,199,426	$938,354
Unrealized Depreciation	(49,839,785)	(17,640,938)	(2,017,899)	(1,105,773)	(333,924)

Net	$278,520,972	$(15,677,604)	$21,223,292	$93,653	604,430

Cost of Investments	$965,222,848	$392,321,234	$160,212,602	$75,607,541	$25,078,852

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$9,952,795	$31,665,439	$47,055,064	$43,209,588	$38,653,094
Unrealized Depreciation	(1,630,668)	(3,348,876)	(2,499,320)	(1,393,613)	(1,352,186)

Net	$8,322,127	$28,316,563	$44,555,744	$41,815,975	$37,300,908

Cost of Investments	$138,071,100	$397,528,700	$459,575,172	$374,471,813	$314,537,569

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Unrealized Appreciation	$32,164,942	$42,440,673	$6,864,465	$31,356	$7,458,303
Unrealized Depreciation	(732,348)	(683,821)	(2,254,312)	(16,715)	(2,134,688)

Net	$31,432,594	$41,756,852	$4,610,153	$14,641	$5,323,615

Cost of Investments	$254,265,713	$290,650,919	$159,438,762	$3,304,781	$134,198,261

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$48,555,130	$51,268,723	$85	$5,818,511	$21,596,295
Unrealized Depreciation	(7,808,632)	(8,120,201)	—	(5,326,987)	(12,685,763)

Net	$40,746,498	$43,148,522	$85	$491,524	$8,910,532

Cost of Investments	$306,261,619	$220,581,277	$63,041,817	$488,587,822	$1,097,251,180

Differences in basis between amounts reflected in the Portfolios of Investments in Securities and those computed for federal income tax purposes arise primarily from the federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

Attached hereto:

(a)	(1) Not applicable.

	(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

	Exhibit 99.REPT	Report of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 10, 2017

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: March 10, 2017